UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NYER MEDICAL GROUP, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NYER MEDICAL GROUP, INC.
13 Water Street
Holliston, Massachusetts 01746

TRANSACTIONS PROPOSED — YOUR VOTE IS VERY IMPORTANT

The Board of Directors, or the Board, of Nyer Medical Group, Inc., or Nyer, has approved a series of transactions whereby: (1) Walgreen Eastern Co., Inc., or WAG, will acquire substantially all of the assets of D.A.W., Inc., or DAW, a wholly-owned subsidiary of Nyer, pursuant to that certain Asset Purchase Agreement dated October 22, 2009, or the WAG Agreement, and together with the transactions contemplated thereby, the WAG Purchase; (2) following the closing of the WAG Purchase, certain management investors, or the Management Team, will acquire the stock of DAW pursuant to that certain Transaction Agreement dated October 23, 2009, or the DAW Purchase Agreement, and together with the transactions contemplated thereby, the DAW Stock Purchase, and (3) Nyer will be dissolved pursuant to a plan of dissolution, together with the transactions contemplated thereby, the Plan of Dissolution.  The WAG Purchase, the DAW Stock Purchase and the Plan of Dissolution are referred to herein as the Transactions.

If all of the Transactions are completed, all outstanding shares of Nyer will be redeemed, with the proceeds of the WAG Agreement and DAW Purchase Agreement, and Nyer will be delisted from the NASDAQ Capital Market and dissolved.

We are asking shareholders of Nyer to, among other things, consider and vote upon the approval of each of the Transactions. A special meeting of Nyer’s shareholders, or the Special Meeting, will be held on January 20, 2010, at 10:00 a.m., Eastern time, at Nyer’s corporate headquarters located at 13 Water Street, Holliston, Massachusetts, 01746. The Board unanimously recommends that Nyer shareholders vote “FOR” each of the proposals (with Messrs. Mark and David Dumouchel abstaining with respect to the DAW Stock Purchase). Nyer, DAW and WAG cannot complete the WAG Purchase unless the shareholders approve the WAG Purchase proposal; Nyer, DAW and the Management Team cannot complete the DAW Stock Purchase unless the shareholders approve the WAG Purchase and the DAW Stock Purchase and Nyer cannot complete the Plan of Dissolution unless the shareholders approve the WAG Purchase, the DAW Stock Purchase and the Plan of Dissolution.

Whether or not you plan to attend the Special Meeting in person, we urge you to complete, date, sign and promptly return the enclosed proxy card in the enclosed postage pre-paid envelope to ensure that your shares will be represented at the Special Meeting. Your proxy is revocable and will not affect your right to vote in person if you decide to attend the Special Meeting. Because approval of each Transaction requires the affirmative vote of the holders of a majority of the votes entitled to be cast (which includes the votes  represented by outstanding shares of Nyer common stock and preferred stock, with each share of preferred stock having the right to cast 2,000 votes), and, in the case of the WAG Purchase and the DAW Stock Purchase, also requires the affirmative vote of the majority of the outstanding shares of common stock, voting separately as a class, any failure to vote has the same effect as a vote against each of the Transactions, your vote is very important regardless of the number of shares you own.

This proxy statement provides you with detailed information about the Special Meeting and the proposals to be voted on. We urge you to read this material carefully and in its entirety.

/s/ Mark A. Dumouchel
President and Chief Executive Officer
Nyer Medical Group, Inc.

This proxy statement is dated December 17, 2009, and is first being mailed to Nyer shareholders on or about December 17, 2009.

NYER MEDICAL GROUP, INC.
13 Water Street
Holliston, Massachusetts 01746

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 20, 2010

To the Shareholders of Nyer Medical Group, Inc.:

Notice is hereby given that a Special Meeting of Shareholders of Nyer Medical Group, Inc., a Florida corporation, or Nyer, will be held on January 20, 2010 at 10:00 a.m., Eastern time, at Nyer’s corporate headquarters located at 13 Water Street, Holliston, Massachusetts, 01746 for the purpose of considering and voting on the following matters:

1.           To approve the Asset Purchase Agreement, dated as of October 22, 2009, among Walgreen Eastern Co., Inc., D.A.W., Inc. and Nyer, a copy of which is attached as Annex A to this proxy statement, and the transactions contemplated thereby;

2.           To approve the Transaction Agreement, dated as of October 23, 2009, among, D.A.W., Inc., certain members of management of D.A.W., Inc. and Nyer, a copy of which is attached as Annex B to this proxy statement, and the transactions contemplated thereby;

3.           To approve the Plan of Dissolution for Nyer, a copy of which is attached as Annex C to this proxy statement, and the transactions contemplated thereby;

4.           To permit Nyer’s Board of Directors or its chairman, in its or his discretion, to adjourn or postpone the Special Meeting if necessary for further solicitation of proxies if there are not sufficient votes at the originally scheduled time of the Special Meeting to approve the proposals; and

5.           To act upon such other matters as may properly come before the Special Meeting.

The proposals listed above, or the Proposals, are described in this proxy statement which you are urged to read carefully and in its entirety. As of the date of this notice, Nyer’s Board of Directors knows of no other business to be conducted at the Special Meeting.

Nyer’s Board of Directors unanimously recommends that Nyer shareholders vote “FOR” each of the foregoing Proposals (with Messrs. Mark and David Dumouchel abstaining on Proposal 2 above).

Nyer’s Board of Directors has fixed the close of business on November 13, 2009 as the record date for the determination of Nyer shareholders entitled to notice of, and to vote at, the Special Meeting and any continuation, adjournment or postponement of the Special Meeting.

INTERNET AVAILABILITY OF PROXY MATERIALS

This notice of meeting, the proxy statement and the proxy card are available at www.nyermedicalgroup.com/nyerweb/specialmeetingproxystatement.pdf.

By Order of the Board of Directors
/s/ Mark A. Dumouchel
President and Chief Executive Officer
December 17, 2009

THE APPROVAL OF EACH OF PROPOSALS 1, 2 AND 3 REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE VOTES ENTITLED TO BE CAST (WHICH INCLUDES THE VOTES REPRESENTED BY OUTSTANDING SHARES OF NYER COMMON STOCK AND PREFERRED STOCK, WITH EACH SHARE OF PREFERRED STOCK HAVING THE RIGHT TO CAST 2,000 VOTES).  IN ADDITION, THE APPROVAL OF PROPOSALS 1 AND 2 REQUIRES THE AFFIRMATIVE VOTE OF THE MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK, VOTING SEPARATELY AS A CLASS.  YOUR FAILURE TO VOTE HAS THE SAME EFFECT AS A VOTE AGAINST PROPOSALS 1, 2 AND 3. THE APPROVAL OF PROPOSAL 4 REQUIRES THE AFFIRMATIVE VOTE OF THE MAJORITY OF THOSE VOTES PRESENT AT THE MEETING, IN PERSON OR BY PROXY, AND ENTITLED TO VOTE THEREON.  TO VOTE YOUR SHARES, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE BY DELIVERING A WRITTEN NOTICE OF REVOCATION TO OUR PRINCIPAL OFFICE OR IN PERSON AT THE SPECIAL MEETING OF NYER SHAREHOLDERS.

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE TRANSACTIONS

Q:	Why am I receiving these materials?

A:
We sent you this proxy statement and the enclosed proxy card because the Board is soliciting your proxy to vote at the Special Meeting. You may submit a proxy if you complete, date, sign and return the enclosed proxy card. You are also invited to attend the Special Meeting in person, although you do not need to attend the Special Meeting to have your shares voted at the Special Meeting. We intend to mail this proxy statement and the enclosed proxy card on or about December 17, 2009 to all shareholders of record of Nyer entitled to vote at the Special Meeting.

Q:	When and where is the Special Meeting?

A:	The Special Meeting will take place on January 20, 2010 at Nyer’s corporate headquarters located at 13 Water Street, Holliston, Massachusetts, 01746 at 10:00 a.m., Eastern time.

Q:	Why is my vote important?

A:
Approval of Proposals 1, 2 and 3 requires the affirmative vote of the holders of a majority of the votes entitled to be cast (which includes the votes represented by outstanding shares of Nyer common stock and preferred stock, with each share of preferred stock having the right to cast 2,000 votes).  In addition, the approval of Proposals 1 and 2 requires the affirmative vote of the majority of the outstanding shares of common stock, voting separately as a class.  The approval of Proposal 4 requires the affirmative vote of the majority of those votes present at the meeting, in person or by proxy, and entitled to vote thereon.  Accordingly, a failure to return your proxy card or vote in person at the Special Meeting will have the same effect as a vote against Proposals 1, 2 and 3.

Q:	What am I voting on?

A.  There are four matters scheduled for a vote:

•	Approval of the WAG Purchase, as described in “The WAG Purchase” beginning on page 38.

•	Approval of the DAW Stock Purchase, as described in “The DAW Stock Purchase” beginning on page 45.

•	Approval of the Plan of Dissolution, as described in “The Plan of Dissolution” beginning on page 48.

•
Approval of a proposal to adjourn the Special Meeting, if necessary, to permit further solicitation of proxies if there are insufficient votes at the time of the Special Meeting to approve the Transactions.

In addition, you are entitled to vote on any other matters that are properly brought before the Special Meeting.

Q:	Are the proposals dependent on one another?

A.
Yes, to some degree.  The proposal to approve the WAG Purchase is not conditioned upon the other proposals.  However, the closing of the WAG Purchase is a condition to the closing of the DAW Stock Purchase, and the closings of the WAG Purchase and the DAW Stock Purchase are conditions to the completion of the Plan of Dissolution.

Q.	What happens if the proposals are not adopted by Nyer shareholders?

A:
If any of the Transactions is not approved, Nyer will continue its current existence and consider what strategies are available to Nyer.  See “The Proposed Transactions - Possible Considerations if Any of the Transactions Are Not Approved” beginning on page 19 for a summary of the possible actions Nyer would consider if any of the Transactions is not approved or does not close for any other reason.

Q:	What are the recommendations of the Board?

A:	The Board:

•	Recommends a vote “FOR” Proposal 1, the approval of the WAG Purchase.

•	Recommends a vote “FOR” Proposal 2, the approval of the DAW Stock Purchase (with Messrs. Mark and David Dumouchel abstaining).

•	Recommends a vote “FOR” Proposal 3, the approval of the Plan of Dissolution.

•
Recommends a vote “FOR” Proposal 4, the approval of a proposal to adjourn the Special Meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes to approve any of Proposals 1, 2 or 3.

Q:	What do I need to do now?

A:
After you carefully read this proxy statement, mail your signed proxy card in the enclosed return envelope as soon as possible, so that your shares may be represented at the Special Meeting. In order to assure that your vote is obtained, please vote your proxy as instructed on your proxy card even if you currently plan to attend the Special Meeting in person. If you have received multiple proxy cards, your shares may be registered in more than one account, such as brokerage accounts or employee stock purchase plan accounts. It is important that you complete, sign, date and return each proxy card that you receive.

Q:	If my shares are held in “street name” by my broker, will my broker vote my shares for me?

A:
No, not on Proposals 1, 2 or 3. If you do not provide your broker with instructions on how to vote your “street name” shares, your broker will not be permitted to vote them on the approval of Proposals 1, 2 or 3. You should therefore be sure to provide your broker with instructions on how to vote your shares. Please check the voting form used by your broker to see if it offers telephone or Internet submission of proxies.

Q:           What if I fail to instruct my broker?

A:
If you fail to instruct your broker to vote your shares and the broker submits an unvoted proxy, the resulting broker “non-vote” will be counted toward a quorum at the Special Meeting, but it will otherwise have the same effect as a vote against the approval of Proposals 1, 2 and 3.

Q:	Can I change my vote after I have mailed my proxy card?

A:	Yes. You can change your vote at any time before your proxy is voted at the Special Meeting. You can do this in any of three ways:

•	timely delivery of a valid, later-dated proxy;

•	written notice to Nyer’s principal office before the Special Meeting that you have revoked your proxy; or

•	voting by ballot at the Special Meeting.

•	If you have instructed a broker to vote your shares, you must follow directions from your broker to change those instructions.

Q:	Can I still sell my shares?

A:
Yes, you may sell your shares at this time, but it may become difficult or impossible to sell your shares in the near future.  We intend to have our common stock delisted from the NASDAQ Capital Market and we may be delisted involuntarily.  If our dissolution pursuant to the Plan of Dissolution is approved, we expect to close the stock transfer books and prohibit transfers of record ownership of our common stock upon the date of filing articles of dissolution with the Secretary of State of the State of Florida, or the Florida Secretary of State. (See page 55.)

Q:	When and how will the shareholders receive information about Nyer during the liquidation period?

A:
Whether or not the Plan of Dissolution is approved, we have an obligation to continue to comply with the applicable reporting requirements of the Securities and Exchange Act of 1934, as amended, or the Exchange Act, even though compliance with such reporting requirements may be economically burdensome and of minimal value to our shareholders. If the Plan of Dissolution is approved by our shareholders, in order to curtail expenses, we intend to seek relief from the Securities and Exchange Commission, or SEC, to suspend our reporting obligations under the Exchange Act, and ultimately to terminate the registration of our common stock. We anticipate that, if granted such relief, we would continue to file current reports on Form 8-K to disclose material events relating to our dissolution and liquidation along with any other reports that the SEC might require. However, the SEC may not grant us the requested relief.

Q:	What will shareholders receive in the liquidation?

A:
Pursuant to the Plan of Dissolution, we intend to liquidate all of our remaining non-cash assets and, after satisfying or making reasonable provision for the satisfaction of claims, obligations and liabilities as required by law, distribute any remaining cash to our shareholders. We can only estimate the amount of cash that may be available for distribution among our shareholders. We currently estimate that the amount ultimately distributed will be between approximately $1.84 and $2.00 per share of common stock.  We expect all holders of preferred stock to convert those shares into common stock prior to the liquidating distribution.   Accordingly, you will not know the exact amount of any liquidating distribution you may receive as a result of the Plan of Dissolution when you vote on the proposal to approve the Plan of Dissolution. You may receive less than the amount we currently estimate. See “Plan of Dissolution—Estimated Liquidating Distributions” beginning on page 51.

Q:           When and how will I receive a liquidation distribution?

A:
In order to participate in the liquidating distribution, shareholders must deliver their share certificates to Nyer and provide all associated documents and tax withholding information.  Additional information regarding the process for receiving a liquidation distribution will be provided by Nyer following the approval of the Transactions.

Although we are not able to predict with certainty the precise nature, amount or timing of any distributions, we presently expect to make a distribution as soon as reasonably practicable following the closing of the WAG Purchase and the DAW Stock Purchase to the holders of record of our common stock as of the dissolution record date, which will be set by the Board. We are not able to predict with certainty the precise nature, amount or timing of any distributions, primarily due to our inability to predict the amount of our remaining liabilities or the amount that we will expend during the course of the liquidation and the net value, if any, of our remaining non-cash assets. To the extent that the amount of our liabilities or the amounts that we expend during the liquidation are greater, or the value of our non-cash assets is less, than we anticipate, our shareholders may receive substantially less than the amount we currently estimate.  See “Plan of Dissolution—Estimated Liquidating Distributions” beginning on page 51 and “The Proposed Transactions— Factors That Our Shareholders Should Consider With Respect to the Plan of Dissolution” beginning on page 26 for a discussion of the estimates and assumptions made in calculating the estimated range of liquidating distributions.

Q:	What happens to my shares of common stock after the dissolution of Nyer?

A:
The liquidating distributions to shareholders pursuant to the Plan of Dissolution will be in complete redemption and cancellation of all of the outstanding shares of our common stock. Thereafter, each holder of our common stock will cease to have any rights with respect to his, her or its shares, except the right to receive distributions pursuant to the Plan of Dissolution.

Q:           Should I send in my stock certificates now?

A:
No.  You should not forward your stock certificates before receiving instructions to do so.  As a condition to receipt of the liquidating distributions, the Board will require our shareholders to surrender to us their certificates evidencing their shares of common stock or to furnish us with evidence satisfactory to the Board of the loss, theft or destruction of such certificates, together with such surety bond or other security or indemnity as may be required by and satisfactory to the Board. If the surrender of stock certificates will be required following the dissolution, we will send you written instructions regarding such surrender. Any distributions otherwise payable by us to shareholders who have not surrendered their stock certificates, if requested to do so, may be held in trust for such shareholders, without interest, pending the surrender of such certificates (subject to escheat pursuant to the laws relating to unclaimed property).

Q:	Am I entitled to exercise any dissenters’ or appraisal rights in connection with any of the Transactions?

A:
No.  The sale contemplated by the WAG Agreement, together with the DAW Stock Purchase, constitutes the sale of substantially all of Nyer’s assets for cash. Pursuant to the Plan of Dissolution, Nyer intends to distribute substantially all of the net proceeds from both the WAG Purchase and the DAW Stock Purchase to its shareholders within one year regardless of whether the other Transactions are approved. Under the Florida Business Corporation Act, or the FBCA, a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to shareholders within one year after the date of sale is exempt from shareholders’ appraisal rights.

The sale contemplated by the DAW Purchase Agreement would not independently constitute a sale of all or substantially of Nyer’s assets, and would thus not by itself create shareholder appraisal rights.  However, when considered together with the WAG Purchase, upon which the DAW Stock Purchase is dependent, the two transactions will, along with the Plan of Dissolution, be deemed to constitute, under the FBCA, a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of sale will be distributed to shareholders within one year after the date of sale, and would  therefore be exempt from shareholders’ appraisal rights.

There are no dissenters’ or appraisal rights under the FBCA in connection with a dissolution approved by shareholders.

Q:	When do you expect the transactions to be completed?

A:
WAG, the Management Team, DAW and Nyer are working to complete all of the Transactions as soon as practicable, and expect that the WAG Purchase and the DAW Stock Purchase will be completed in January 2010, and in any event, no later than March 2010 and the Plan of Dissolution will be effected approximately 90 days after the full closings of both the WAG Purchase and the DAW Stock Purchase. However, it is possible that factors outside the control of the parties could result in the Transactions being completed at a later time, or if the parties agree, the WAG Purchase or both the WAG Purchase and the DAW Stock Purchase may be completed sooner than January if all closing conditions are met or otherwise waived.

WHO CAN HELP ANSWER YOUR QUESTIONS

If you have additional questions about the Transactions, you should contact:

Nyer Medical Group, Inc.
13 Water Street
Holliston, Massachusetts, 01746
Attention: Chief Executive Officer
Phone Number: (508) 429-8506

The Proxy Advisory Group, LLC
18 East 41st Street, Suite 2000
New York, NY 10017
Phone Number: (888) 55-PROXY or (888) 557-7699

SUMMARY

This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. To understand the Transactions fully and for a more complete description of the legal terms of the WAG Agreement, the DAW Purchase Agreement and the Plan of Dissolution, you should carefully read this entire proxy statement and the documents included or referred to herein. See “Where You Can Find More Information” on page 60.

The WAG Purchase (See page 38)

Under the terms of the WAG Agreement, WAG will purchase a substantial portion of DAW’s operating assets, including prescription files and inventory of a total of 12 neighborhood pharmacies which includes the assignment of eight real estate leases for a purchase price, subject to certain adjustments, of $12.0 million plus up to $5.75 million of qualifying inventory and $1.1 million of operating equipment.

The WAG Agreement is attached hereto as Annex A.  Please read the WAG Agreement carefully and fully, as it is the legal document that governs the WAG Purchase.  For a summary of the WAG Purchase, see “The WAG Purchase” beginning on page 38.

The DAW Stock Purchase (See page 45)

Under the terms of the DAW Purchase Agreement, the Management Team will purchase the stock of DAW, and Nyer will receive a benefit of $1,500,000, after giving effect to liabilities to be retained by DAW.

The DAW Purchase Agreement is attached hereto as Annex B.  Please read the DAW Purchase Agreement carefully and fully, as it is the legal document that governs the DAW Stock Purchase.  For a summary of the DAW Stock Purchase, see “The DAW Stock Purchase” beginning on page 45.

The Plan of Dissolution (See page 48)

Under the terms of the Plan of Dissolution, Nyer will wind down its business and operations, resolve its remaining liabilities and obligations, make distributions to its shareholders and file articles of dissolution.

The Plan of Dissolution is attached hereto as Annex C.  Please read the Plan of Dissolution carefully and fully, as it is the legal document that governs the dissolution.  For a summary of the Plan of Dissolution, see “The Plan of Dissolution” beginning on page 48.

What Nyer Shareholders Will Receive following Completion of the Transactions (See page 52)

If all of the Transactions are approved and completed, we expect that upon the effectiveness of the Plan of Dissolution, shareholders will receive a distribution in the aggregate amount of approximately $10,575,000 to $11,469,000, which we expect to be approximately $1.84 to $2.00 per share.  We expect all holders of preferred stock to convert those shares into common stock prior to the liquidating distribution.

Recommendations to Nyer Shareholders (See page 2)

The Board believes each of the Transactions is advisable and fair to you and in your best interests and unanimously recommends that you vote “FOR” each of the proposals (with Messrs. Mark and David Dumouchel abstaining on Proposal 2). When you consider the Board’s recommendation of each of the Transactions, you should be aware that Nyer’s directors may have interests in the Transactions that may be different from, or in addition to, your interests. These interests are described in “Interests of Certain Persons in the Transactions” beginning on page 33.

Reasons For and Factors Considered in Connection With the Transactions (See page 17)

The Board has unanimously approved each of the proposals (with Messrs. Mark and David Dumouchel abstaining on Proposal 2).  The approval of the DAW Stock Purchase was based on the prior approval of such transaction by a special ad hoc committee of the Board, consisting solely of independent directors of the Board, Robert Landis, James Schweiger, and Gerald Weston, or the Special Committee. In reaching its decision to approve the proposals relating to the Transactions, the Board and the Special Committee considered a number of factors. These factors are described in the section entitled “The Proposed Transactions—Reasons For and Factors Considered in Connection With the Transactions” beginning on page 17.

Nyer Shareholder Vote Required (See page 58)

Approval of Proposals 1, 2 and 3 requires the affirmative vote of the holders of a majority of the votes entitled to be cast (which includes the votes  represented by outstanding shares of Nyer common stock and preferred stock, with each share of preferred stock having the right to cast 2,000 votes).  In addition, the approval of Proposals 1 and 2 requires the affirmative vote of the majority of the outstanding shares of common stock, voting separately as a class.  The approval of Proposal 4 requires the affirmative vote of the majority of those shares present at the meeting, in person or by proxy, and entitled to vote thereon.

Treatment of Nyer Stock Options and Warrant (See page 51)

Any options or warrants to acquire shares of Nyer common stock will be cancelled, effective at the same time the Plan of Dissolution is effective, without any consideration.  Therefore, holders of vested options or warrants wishing to receive any proceeds in the dissolution should consider, with input from their own advisors, whether they wish to exercise their vested options or warrants prior to such time and notify Nyer of their intentions to exercise their vested options or warrants on or before the record date set by the Board for the liquidating distribution.  Holders of options and warrants will receive additional information about the deadline by which they must exercise or have their options or warrants cancelled.

Conditions to the WAG Purchase (See page 42)

The completion of the WAG Purchase depends upon the satisfaction or waiver of a number of conditions, including, but not limited to, the following:

•	the approval of the WAG Purchase by Nyer’s shareholders;

•	the receipt by DAW of releases executed by a duly authorized agent of Parata Systems, LLC, or Parata, relating to the Parata robotic dispensing system leases, or the Parata Equipment;

•
the procurement by WAG of all licenses, permits, Medicaid or Medicare numbers, or similar items required to operate the business being purchased by WAG (see “The Proposed Transactions— Regulatory Matters Relating to the Transactions” beginning on page 31);

•	the absence of any applicable law or proceeding that would prohibit the consummation of the WAG Purchase;

•	the parties’ representations and warranties being true and correct in all material respects as of the closing;

•	the performance in all material respects of all of the parties’ covenants under the agreement at or prior to the effective time of the WAG Purchase; and

•	the assignment of leases at the eight operating locations and the extension of the lease terms such that the leases will each have at least a 10 year term as of the closing.

Conditions to the DAW Stock Purchase (See page 46)

The completion of the DAW Stock Purchase depends upon the satisfaction or waiver of a number of conditions, including the following:

•	the approval of the DAW Stock Purchase by Nyer’s shareholders;

•	the approval and closing of the WAG Purchase, with Nyer having received at least $17,750,000 in cash proceeds from WAG, subject to certain adjustments;

•	the absence of any applicable law or proceeding that would prohibit the consummation of the DAW Stock Purchase;

•	the payment in full of severance payments to the Management Team (see “Interests of Certain Persons in the Transactions” beginning on page 33);

•	the parties’ representations and warranties being true and correct in all material respects as of the closing; and

•	the performance in all material respects of all of the parties’ covenants under the agreement at or prior to the effective time of the DAW Stock Purchase.

Conditions to the Plan of Dissolution (See page 1)

The completion of the Plan of Dissolution depends upon the satisfaction or waiver of a number of conditions, including the following:

•	the approval of the Plan of Dissolution by Nyer’s shareholders; and

•	the approval and closing of the WAG Purchase and the DAW Stock Purchase.

Termination of WAG Agreement (See page 43)

Right to Terminate. The WAG Agreement may be terminated at any time prior to the effective time of the WAG Purchase in any of the following ways:

•	by the mutual written consent of DAW and WAG;

•	by either party if the other party materially breaches by its agreements, covenants, representations or warranties in the WAG Agreement;

•
by either party if any governmental entity shall have issued a final and non-appealable order, decree or ruling permanently restraining, enjoining or otherwise prohibiting the consummation of the WAG Purchase;

•	by either party if the closing shall not have occurred on or before 135 days after the date of the WAG Agreement (or such later date as may be mutually agreed to in writing by WAG and DAW);

•	by either party in the event that DAW or Nyer enters into an Alternative Transaction (as defined and described under “The WAG Purchase” beginning on page 38); or

•	by either party if approval by the Nyer shareholders shall not have been obtained at the Special Meeting, or any adjournments thereof.

Termination Fee Payable by DAW.  If the WAG Agreement is terminated due to a breach by DAW or the entry by DAW into an Alternative Transaction, DAW has agreed to pay WAG a break-up fee of $300,000 and reimbursement of actual out-of-pocket expenses in an amount up to $200,000.

Regulatory Matters Relating to the Transactions (See page 31)

For a summary of the regulatory matters relating to the Transactions, see “The Proposed Transactions — Regulatory Matters Relating to the Transactions” beginning on page 31.  We also need the consents of certain landlords and equipment lessors to assign leases to WAG.

Opinions of Newbury Piret (See page 20)

In connection with the Board’s evaluation of the proposed Transactions, Newbury, Piret Companies, Inc., or Newbury Piret, who was retained by the Board and the Special Committee, rendered written opinions to the Board and the Special Committee on September 1, 2009 and October 17, 2009, respectively, that, as of such date and subject to the assumptions, qualifications and limitations set forth in its opinion, the WAG Purchase and the DAW Stock Purchase were fair, from a financial point of view, to the Nyer shareholders. The full texts of Newbury Piret’s written opinions, dated September 1, 2009 and October 17, 2009, are attached to this proxy statement as Annexes D-1 and D-2.  We encourage you to read these opinions carefully in their entirety for a description of the procedures followed, assumptions made, matters considered and limitations on, the review undertaken. Newbury Piret’s opinions are addressed to the Board and the Special Committee and do not constitute a recommendation to any shareholder as to any matters relating to the Transactions. See “The Proposed Transactions — Nyer’s Financial Advisor as to the WAG Purchase” beginning on page 20 and “The Proposed Transactions — Opinion of Newbury Piret as to the DAW Stock Purchase” beginning on page 23.

Accounting Treatment (See page 32)

For a summary of the accounting treatment of each of  the Transactions, see “The Proposed Transactions — Accounting Treatment” beginning on page 32.

Material U.S. Federal Income Tax Consequences (See page 29)

The conversion of shares of Nyer common stock into cash pursuant to the Plan of Dissolution is a taxable transaction for U.S. federal income tax purposes and may also be a taxable transaction under applicable state, local or foreign tax laws.

Your tax consequences will depend on your own situation. You should consult your tax advisor to determine the particular tax consequences of the dissolution to you.

Interests of Certain Persons in the Transactions (See page 33)

When considering the recommendation of the Board to vote in favor of the proposals, Nyer shareholders should be aware that the directors and executive officers of Nyer have agreements or arrangements that provide them with interests in the Transactions that may be different from, or in addition to, the interests of other Nyer shareholders. These interests include the benefits described in “Interests of Certain Persons in the Transactions” beginning on page 33.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

This proxy statement contains statements which constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Forward looking information includes statements concerning expected timing of the Transactions, expected proceeds to Nyer shareholders following the Transactions and possible alternatives to the Transactions; as well as those that include or are preceded by the words “expects,” “estimates,” “believes,” “plans,” “anticipates” or similar language.

Forward looking statements may involve risks and uncertainties, known or unknown to us that could cause results to differ materially from management’s expectations as projected in such forward-looking statements. The sections in this proxy statement that have forward looking statements include, among others, “The Proposed Transactions”, “WAG Purchase”, “DAW Stock Purchase” and “Plan of Dissolution”.

The risks that may impact our forward looking statements are described elsewhere in the proxy statement, including without limitation, in “The Proposed Transactions— Factors That Our Shareholders Should Consider With Respect to the Plan of Dissolution” beginning on page 26 and under “Item 1A. Risk Factors” in the Annual Report on Form 10-K attached hereto as Annex E.

Unless otherwise required by applicable securities laws, we assume no obligation to update our forward looking statements to reflect subsequent events or circumstances. You should not place undue reliance upon forward looking statements.

THE PARTIES TO THE TRANSACTIONS

Nyer is a Florida corporation with executive offices located at 13 Water Street Holliston, Massachusetts, 01746. Its telephone number is (508) 429-8506. Nyer is the parent company of a wholly owned subsidiary, D.A.W., Inc., a Massachusetts corporation, which operates a chain of pharmacies in the suburban Boston, Massachusetts area and provides comprehensive pharmacy management services to community health centers.

WAG is a New York corporation whose address is 200 Wilmot Road, Deerfield, Illinois, 60015. Its telephone number is (847) 914-2500. WAG is a wholly-owned subsidiary of Walgreen Co., an Illinois corporation, which is principally a retail drugstore chain that sells prescription and non-prescription drugs and general merchandise.  WAG is only party to the WAG Agreement.

The Management Team is comprised of Mark Dumouchel, David Dumouchel, Michael Curry, Donato Mazzola and Wayne Gunter, each of whom is an officer of Nyer.  The business address for each member of the Management Team is 13 Water Street Holliston, Massachusetts, 01746.  The telephone number for each member of the Management Team is (508) 429-8506.

Except where indicated otherwise, as used in this proxy statement, “WAG” refers to Walgreen Eastern Co., Inc. and “Nyer” refers to Nyer Medical Group, Inc. and its consolidated subsidiaries.

THE PROPOSED TRANSACTIONS

Background of the Transactions

Nyer continually evaluates strategic opportunities within the pharmacy business to strengthen its business and to deliver long-term value to its shareholders.  Through DAW, Nyer has periodically purchased and sold individual pharmacies or entered into or terminated pharmacy management contracts.  Beginning in 2006, Nyer began to receive inquiries regarding the purchase of larger portions of its assets, rather than single pharmacies.

In particular, on June 14, 2006, WAG contacted Mr. Mark Dumouchel, then the President of DAW but not yet an officer of Nyer, expressing an interest in the possibility of purchasing certain assets of the prescription business of DAW.  Mr. Dumouchel replied that DAW hadn’t been considering selling any portion of the business, but would listen to a proposal, should WAG make one.

No further discussions took place regarding the sale of assets for the remainder of 2006 through 2007.  On January 23, 2008, WAG contacted Mr. Dumouchel again to reiterate WAG’s interest in DAW.  Following that call, in early February 2008, Mr. Mark Dumouchel, now the President and Chief Executive Officer of Nyer, the President of DAW, a member of the Board and DAW’s Board of Directors, as well as a holder of preferred stock and common stock (see “Voting Securities and Holdings of Certain Beneficial Owners and Management” beginning on page 35) , and Mr. David Dumouchel, a Vice-President of DAW, met with a team of WAG’s regional managers.  WAG requested that DAW consider them should it ever contemplate selling any stores.

In the fall of 2008, DAW decided to sell the inventory and prescription files for its store in Topsfield, MA, or the Topsfield Assets.  Management believed the Topsfield Assets were not performing as well as it would like and decided, in light of an upcoming lease expiration, that the cash received from such a sale would be more useful to DAW going forward.  Mr. Mark Dumouchel contacted CVS Realty Co., an affiliate of CVS Caremark Corporation, or CVS.  CVS purchased the Topsfield Assets on December 28, 2008.  Following this transaction, though no decision had been made to sell any further DAW assets, DAW inquired as to CVS’s interest in purchasing DAW’s remaining stores to see if any potential opportunities might exist.    Mr. Mark Dumouchel and Mr. David Dumouchel met with a representative of CVS at the Dorchester site and drove to many stores.

In early 2009, management and the Board began to consider strategic alternatives for Nyer, as they did not feel that Nyer was obtaining the full benefit being a public company and the current market price of its common stock was not an indication of Nyer’s market value given the fact that its common stock was very thinly traded, and the stock price was decreasing.  In addition, remaining a public company entailed significant costs related to the required periodic public filings to the SEC, which consumes considerable internal resources and requires retaining specialized auditors and lawyers, as well as diversion of management attention, plus additional expenses that would be incurred in the future to comply with internal control audit requirements under the Sarbanes-Oxley Act of 2002, or Sarbanes-Oxley.  Management and the Board began to discuss possible alternatives, such as going dark (suspending public reporting requirements) since Nyer had fewer than 300 shareholders of record, having management buy Nyer, or selling Nyer to a third party if an opportunity presented itself.  The analysis of these alternatives continued throughout the first half of 2009.  During this period, management met with Bank of America, Citizens Bank, and Key Bank to discuss Nyer’s financing alternatives for a management acquisition and going dark as well as for the future working capital requirements to fund its operations and future growth.   The costs of going dark versus the costs of a management acquisition were compared; and management concluded that going dark was a better alternative for Nyer, as it was less costly than a management acquisition yet would suspend Nyer’s obligation to make periodic filings to the SEC and postpone the Sarbanes-Oxley compliance rules, which would result in future cost savings to Nyer.

On May 5, 2009, Mr. Mark Dumouchel contacted WAG to inquire whether it would be interested in acquiring certain assets of DAW where store leases were nearing the end of their terms.

On May 8, 2009, Mr. David Dumouchel contacted an acquaintance at CVS to express concern that CVS was no longer corresponding with him regarding the possible sale of DAW stores.  Later that day, CVS called Mr. David Dumouchel to say that it had been their understanding that DAW would insist on CVS purchasing the stock of DAW or 100% of the assets, which CVS was not prepared to do.  Understanding that a sale of less than 100% of the assets was a possibility, CVS and DAW moved forward with discussions.

In May and June 2009, DAW corresponded with CVS regarding the possible acquisition and CVS toured the stores.

On June 12, 2009, DAW received an email offer from WAG indicating that its range to purchase certain assets of the DAW stores in Danvers, MA, Westwood, MA, Salem, MA, Gloucester, MA, Woburn, MA, Wellesley, MA, Weston, MA, Framingham, MA, Newton, MA and Dorchester, MA was $7,000,000 to $10,000,000 plus inventory.  The offer also indicated that WAG would accept assignment of certain of DAW’s real estate and equipment leases.  The offer stipulated, among other things, that certain of the stores had to have ten year terms remaining on their leases and that DAW and Nyer and its management would be required to enter into three year non-competition agreements.  The offer was subject to further due diligence.

On June 15, 2009, DAW received an offer via telephone (followed up in an e-mail the next day) from CVS to purchase the DAW stores in Danvers, MA, Westwood, MA, Salem, MA, Gloucester, MA, Woburn, MA, Wellesley, MA, Weston, MA, Framingham, MA, Newton, MA, Dorchester, MA (two locations), Marblehead, MA, and Sherborn, MA for $10,500,000 plus inventory up to $4,500,000.

DAW management informed both WAG and CVS that they were making competing offers.

DAW management and the Board discussed the fact that WAG’s offer was for 10 locations, while CVS’s offer was for 13 locations and that WAG had indicated an intention to operate seven locations and close three, while CVS intended to operate two and close 11.  The offers also included the assumption of different amounts of lease liabilities.

On June 15, 2009, Mr. Mark Dumouchel contacted WAG, to ask if WAG would consider including the Marblehead, MA,  Sherborn, MA, and Upham’s Corner Dorchester, MA locations in their offer, as CVS had done.  Mr. Mark Dumouchel expressed that CVS’s desire to purchase more stores made their offer potentially more attractive to DAW.

On June 16, 2009, Mr. Mark Dumouchel e-mailed WAG to answer a question regarding inventory.  Mr. Mark Dumouchel also inquired into WAG’s interest in DAW’s business that services health centers classified as Federally Qualified Health Centers under Section 340B of the Public Health Services Act, or 340B, and forwarded dispensing data for the 340B pharmacies.  On June 17, 2009, a representative of WAG responded to Mr. Dumouchel, indicating that including the three additional stores would increase their offer by $800,000 to $1,000,000.  WAG expressed no interest in the 340B pharmacies.

Between June 17, 2009 and June 29, 2009, DAW and WAG signed a non-disclosure agreement, DAW responded to WAG’s due diligence requests and WAG toured the stores.

On June 24, 2009, Mr. David Dumouchel spoke with CVS to explain that DAW was analyzing the WAG offer, and that WAG would also assume eight real estate leases and seven leases for Parata Equipment, which Nyer believed would more readily facilitate closing the transaction.

On or about June 29, 2009, DAW requested final and best offers from both WAG and CVS.

On June 30, 2009, DAW evaluated the value of the current offers from WAG and CVS.  The current offers were economically equivalent.  The WAG offer was a cash offer of $12 million, plus up to $6 million of inventory, and would include the assumption of eight real estate leases, along with all of the Parata Equipment at the purchased pharmacies.  The offer from CVS was a cash offer of $13 million, plus up to $4.5 million of inventory, and would include assumption of two real estate leases, but no Parata Equipment.

DAW management determined, and later presented to the Board, that the CVS offer was higher in pure dollar terms, because inventory would be sold at cost, but Nyer would incur more costs including costs to shut down and empty the stores, severance to the displaced employees, and disruption to the many key accounts that would have to find a new vendor willing to provide specialty services and delivery.  After taking all the additional costs into consideration, the offers were comparable.  In addition, the CVS deal did not take into account the subjective items such as the number of stores closed and the impact on employees and ability to close the transaction.

On July 2, 2009, in order to facilitate a sale of the entire company including the 340B business, Mr. Mark Dumouchel inquired as to whether WAG would consider a tender offer for the outstanding shares of Nyer stock.

On July 3, 2009, CVS confirmed in an email its offer to purchase the 13 stores for $13,000,000 plus inventory up to a maximum of $4,500,000.

On July 9, 2009, WAG submitted a non-binding letter of intent to purchase certain assets at 13 pharmacy locations (Danvers, MA, Marblehead, MA, Newton, MA, Dorchester, MA (two locations), Wellesley, MA, Weston, MA, Westwood, MA, Woburn, MA, Salem, MA, Gloucester, MA, Framingham, MA and Sherborn, MA) for $12 million plus the value of the stores’ inventory up to $6 million.  WAG was not interested in a tender offer for the outstanding shares of Nyer stock.

On July 11, 2009, Mr. David Dumouchel informed CVS that management had determined that the WAG Purchase was more favorable than CVS’s offer and that DAW was going to recommend to the Board that it proceed with the WAG Purchase.

On July 12, 2009, the Board met via conference call to discuss the two offers.  The current WAG offer was a cash offer of $12,000,000 for certain operating assets, plus up to $6,000,000 of qualifying inventory, and would include the assumption of eight real estate leases (with an estimated present value of $500,000), along with all of the Parata Equipment at the purchased pharmacies.  The current CVS offer was a cash offer of $13,000,000, plus up to $4,500,000 million of inventory, and would include assumption of two real estate leases, but no Parata Equipment.  The Board discussed the range of consideration that Nyer shareholders might receive after each such transaction.  Management discussed with the Board the reasons, as described above, why it believed the WAG Purchase was more desirable at this point.  Mr. Mark Dumouchel suggested that there might be a group within DAW that was interested in acquiring the remaining assets, but pointed out that the Board would need to assess its options.  The Board gave Messrs. Mark and David Dumouchel the authority to continue negotiations and execute a letter of intent with terms at least as favorable to the shareholders as the WAG or CVS deals presented to the Board.  The Board also discussed engaging a financial advisor to advise Nyer on the fairness of any transaction to Nyer’s common shareholders.  Further, there was discussion about whether Nyer’s preferred shareholders might waive their right to vote on the transaction.

On July 14, 2009, Mr. Mark Dumouchel met with representatives of DAW’s Wellesley, MA landlord and apprised them of the discussions taking place with WAG and CVS.  Mr. Mark Dumouchel was informed that WAG would likely be welcomed as an assignee to the lease while the landlord would fight keeping the store “dark” as a transaction with CVS would necessitate.

On July 15, 2009, Mr. Mark Dumouchel e-mailed WAG to ask what WAG’s offer would be if the Framingham, MA store was removed from the deal.  A review of the contract revealed that it would be problematic to terminate or assign the agreement as necessitated by an asset sale.  WAG responded that the offer would be reduced by $250,000 if the Framingham, MA store was removed.

On or about July 16, 2009, a representative of WAG informed Mr. Mark Dumouchel that WAG would agree to remove the Framingham, MA store from the deal and not decrease the offer.  In addition, WAG would accept the assignment of two additional leases for Parata Equipment, the present value of which was approximately $335,000.

Between July 16 and July 23, 2009, counsel for WAG and counsel for Nyer negotiated the terms of the non-binding letter of intent.  On July 17, 2009, members of DAW management met with a WAG transition team in Waltham, MA.

On July 24, 2009, DAW received a draft of the WAG Agreement.  Following discussions among Mr. Mark Dumouchel and a representative of WAG, the parties decided to negotiate the purchase agreement directly rather than signing the letter of intent.

Between July 24, 2009 and October 22, 2009, DAW and WAG negotiated the terms of the WAG Agreement.  During this time through September 10, 2009, CVS made inquiries of DAW management and informally suggested it would increase its offer, but made no formal written offer.  On September 10, 2009, CVS asked if there was “any news.”  Based upon the process with WAG on transaction documents and negotiations, the lack of a recent, formal offer from CVS, and the non-economic benefits described above, management continued to actively pursue the WAG Purchase.

On August 7, 2009, the Board met again to discuss the proposed terms of the WAG offer and the proposed asset purchase agreement, including the proposed “break-up” fee in the event Nyer terminated the WAG Agreement for fiduciary reasons.

The Board then discussed at length several measures that they believed should be considered to help ensure that the WAG Purchase, as well as any transaction involving Nyer’s remaining assets, would be fair and in the best interests of Nyer’s shareholders.  The topics discussed included requiring that the transactions be approved by vote of common shareholders only, without the preferred shareholders voting, formation of a special committee of independent directors and engagement of an investment banker to render a fairness opinion.

The directors and counsel discussed the possible benefits from the preferred shareholders refraining from voting and also discussed the possible role a special committee could play, especially in negotiations of any transaction where the interests of management might be deemed to conflict with the interests of Nyer’s other shareholders.  Further, the independent directors discussed their interviews with various investment bankers and quotes received regarding fairness opinions.  It was the consensus of the Board that Newbury Piret represented the most attractive option for the Board based on their mix of experience and price.  The Board further discussed the scope of the possible engagement including evaluating the fairness of the WAG Purchase and any transaction for the remaining assets of Nyer.  The Board also debated whether or not Newbury Piret should be retained by the full Board or a special committee, balancing the potential conflicts of the non-independent directors, especially if they were to offer to acquire the assets remaining after the WAG Purchase.  The Board resolved to engage Newbury Piret to render a fairness opinion to the  Board only on the WAG Purchase.  Following extensive discussion, the Board then established the Special Committee for the purpose of evaluating any potential transaction involving the sale of Nyer’s and/or DAW’s assets not being purchased by WAG, or the Residual Assets, via the acquisition of all of DAW’s stock from Nyer, to any members of Nyer’s management or their affiliates, and to authorize the Special Committee to retain such advisors on such funding terms as it deemed reasonable and appropriate to exercise its function in the best interests of Nyer’s shareholders.

The Special Committee then resolved to engage Newbury Piret to render a fairness opinion or opinions on a sale of substantially all of the Residual Assets to management or another party.  Further the Special Committee indicated that it intended to engage separate counsel.

On August 14, 2009, the Special Committee met to approve the engagement letter for the retention of Newbury Piret for the purpose of obtaining fairness opinion on the sale of the Residual Assets.

On August 26, 2009, Mr. David Dumouchel received an e-mail from CVS indicating that it would be willing to change its offer regarding the Wellesley, MA store from one where the store would be closed to one where CVS would continue to operate it if the landlord would not agree to keep the location unused.  He also said that the value of the Framingham, MA store was $350,000; which would be the amount CVS’s offer would decrease should the Framingham, MA store be removed from the deal.

On August 29, 2009, Newbury Piret was formally engaged to deliver a fairness opinion on the DAW Stock Purchase.

On September 1, 2009, the Special Committee met to discuss a proposal made on August 24 by Mark and David Dumouchel, for themselves and the Management Team and their counsel for the purchase of the Residual Assets.  In addition, Mark Dumouchel updated the Special Committee on the status of the WAG Purchase.  The Special Committee asked both Mark and David Dumouchel numerous questions about their offer and asked for a full explanation of the methodology used in arriving at their offer.  The Special Committee then was advised by Newbury Piret that, in that firm’s opinion, the Special Committee should receive a liquidation valuation of the Residual Assets.  Newbury Piret said that the valuation had to be performed by a third party, and that Newbury Piret could not do that work.

Following the Special Committee meeting, the full Board held a meeting.  At the Board meeting, Newbury Piret walked the Board through in detail a presentation that had been distributed to the Board.  The presentation related only to the consideration to be received in the sale of assets by DAW to WAG.  Newbury Piret then rendered to the Board Newbury Piret’s oral opinion, which would be confirmed in writing once the day’s share price had been run through their models, that as of September 1, 2009, based upon and subject to the various factors, assumptions, procedures, limitations and qualifications they described, which would be set forth in such written opinion, the consideration to be received pursuant to the WAG Purchase was fair to shareholders, from a financial point of view.

Following Newbury Piret’s presentation, the Board engaged in further discussion of the WAG Agreement, stating that negotiations appeared to be substantially complete.  The Board then authorized management to enter into the asset purchase agreement for aggregate consideration of $17,750,000 in cash, subject to Nyer and/or DAW entering into a definitive, binding agreement to sell all remaining assets of Nyer and DAW or the stock of DAW.

The Board then discussed the possibility of dissolution following the completion of the WAG Purchase and the sale of Nyer’s remaining assets, as management and the Board believed it would be appropriate to wind Nyer down and distribute the proceeds from these sales to Nyer shareholders.  The Board approved the Plan of Dissolution, subject to the asset sales closing.

On September 2, 2009, Newbury Piret delivered its written opinion as of September 1, 2009.

On September 5, 2009, the Special Committee met to discuss the assets included in the offer made by Management Team and the need to obtain an independent analysis from a qualified valuation company of the liquidation value of the Residual Assets.  The Special Committee voted to hire a qualified firm to perform a valuation analysis of the Residual Assets.

On September 11, 2009, the Special Committee met to review the two bids for valuation services for the DAW Stock Purchase and then voted to engage the firm of Trenwith Group, LLC, or Trenwith, to provide a valuation of the Residual Assets.

On September 19, 2009, the Special Committee met to review the Trenwith preliminary valuation.  The Trenwith representatives described the various valuation methodologies used in an analysis of the kind presented.

On September 26, 2009, the Special Committee met to review the final valuation report from Trenwith and to further review and discuss the most current draft of the DAW Purchase Agreement.

During the remainder of September and early October, Nyer and WAG continued to try to finalize the terms of the WAG Agreement, while the Special Committee continued to review the DAW Purchase Agreement.

While the negotiations on the WAG Agreement continued, Nyer management was informed by counsel that under Florida law, the required shareholder approval was based on a majority of all of the votes entitled to be cast on the transaction.  This meant that if the preferred shareholders waived their right to vote, the matter would not pass, as the votes represented by the preferred stock represent a majority of the votes entitled to be cast.  Management and Nyer’s counsel recommended to the Board that in addition to a vote of shares of both classes, it would be appropriate to require the approving vote on both the WAG Purchase and the DAW Stock Purchase of a majority of the common shares voting as a class.

On October 17, 2009, the Special Committee met to review the final fairness opinion from Newbury Piret on the DAW Stock Purchase, which was then substantially complete.

On October 20, 2009, the Special Committee met to review the DAW Purchase Agreement.  The Special Committee members requested that the DAW Purchase Agreement be clarified to more fully reflect the agreement of the parties.

On October 21, 2009, the Special Committee met and reviewed and approved the final draft of the DAW Purchase Agreement.

Following the Special Committee meetings on October 20 and 21, 2009, a joint meeting of the Board and DAW’s Board, which was comprised of the same individuals, was held to further discuss the WAG Purchase and the DAW Stock Purchase.  Newbury Piret walked the Board through updates to its presentation from September 1 based on additional data it had received and reiterated that it was not changing the conclusion of its September 1 opinion as to the fairness of the WAG Purchase to Nyer shareholders, from a financial point of view.  Mark Dumouchel updated the Board and the DAW Board on the negotiations of the WAG Agreement.  The Board ratified its September 1 authorization to enter into the WAG Agreement and the DAW Board authorized its management to enter into the WAG Agreement.  Following an overnight adjournment of the meetings, the Board next heard the report of the Special Committee regarding the DAW Purchase Agreement.  Based on the recommendation of the Special Committee and the information it presented regarding the fairness opinion the Special Committee had received, the liquidation analysis it had received and the terms of the DAW Purchase Agreement, the Board and the DAW Board each authorized management to enter into the DAW Purchase Agreement, subject to entry into the WAG Agreement.  Messrs. David and Mark Dumouchel abstained from these votes.

As a condition to closing, the Board required that the WAG Purchase and the DAW Stock Purchase be approved by the holders of a majority of the outstanding shares of common stock, voting separately as a class, in addition to the required vote under Florida law.

Following these discussions and votes, Nyer’s board, on October 23, 2009, unanimously determined that each of the Transactions was advisable for, fair to, and in the best interests of Nyer and its shareholders, approved the and unanimously recommended that Nyer shareholders vote “FOR” approval of each of the Transactions (with Messrs. Mark and David Dumouchel abstaining with respect to the DAW Stock Purchase).

On October 22, 2009, the WAG Agreement was signed.

On October 23, 2009, the DAW Purchase Agreement was signed and WAG and Nyer each issued press releases.

Reasons for and Factors Considered in Connection with the Transactions

The Board believes that each of the Transactions is advisable for, fair to, and in the best interests of Nyer and its shareholders.  Accordingly, the Board has unanimously approved each of the WAG Purchase, the DAW Stock Purchase and the Plan of Dissolution and unanimously recommends the Nyer shareholders vote “FOR” approval of each of the Transactions (with Messrs. Mark and David Dumouchel abstaining with respect to the DAW Stock Purchase).  When Nyer’s shareholders consider their Board’s recommendations, Nyer’s shareholders should be aware that Nyer’s management and directors may have interests in the Transactions that may be different from, or in addition to, their interests.  These interests are described in “Interests of Certain Persons in the Transactions” beginning on page 33.

In reaching its conclusion to approve the WAG Purchase, the Board consulted with Nyer’s management as well as Newbury Piret, financial advisor to the Board, and legal counsel, reviewed a significant amount of information and considered a variety of factors, including the following material factors:

•	the depressed market price of the Nyer stock, the historically low trading volume and volatility of bid prices;

•	offers from the two largest United States pharmacy chains (CVS and WAG);

•	the willingness of certain lessors of real property to accept either CVS or WAG as a tenant under the assignment provisions of various leases;

•	market pressures on margins and operating costs that would have an adverse effect on the operating results of the pharmacies;

•	one-price prescription programs at large competitors such as Wal-Mart and Target below the pharmacies’ marginal cost to dispense;

•	fiduciary out provisions in the WAG Agreement, subject to the payment of a termination fee plus expenses;

•	the written fairness opinion of Newbury Piret on the WAG Purchase;

•	the fact that the Board was voluntarily requiring an additional vote of common shareholders voting as a separate class in addition to the vote mandated by Florida law;

•	the financial strength of WAG and its ability to make the payments accounted for in the WAG Agreement;

•	declining revenue, market share and profit margin in the core retail pharmacies non-prescription departments;

•	the notification by NASDAQ of delisting of Nyer’s common stock if it did not regain compliance with their minimum bid price rule by March 15, 2010;

•	the cost structure associated with the business model of the core retail pharmacies;

•	the anticipated cost of performing the required audit of the company’s internal controls pursuant to section 404 of Sarbanes-Oxley;

•	the recurring costs solely and directly associated with existing as public company; and

•	the employee severance costs and store clean-out costs associated with respective asset purchase proposals.

In reaching its conclusion to approve the DAW Stock Purchase, the Board received the recommendation of the Special Committee, which separately engaged Newbury Piret to render a fairness opinion and had separate legal counsel, and the Board considered a variety of factors, including the following material factors:

•	the ability of shareholders to liquidate their interest in Nyer;

•	the lack of interest by CVS and WAG in the 340B business;

•	fiduciary out provisions in the DAW Purchase Agreement, subject to the payment of a termination fee plus expenses;

•	the written fairness opinion of Newbury Piret on the DAW Stock Purchase;

•	the recommendation by the Special Committee of the DAW Stock Purchase;

•	the fact that the Board was voluntarily requiring an additional vote of common shareholders voting as a separate class in addition to the vote mandated by Florida law;

•	the report of fair market value and orderly liquidation value prepared by Trenwith relative to the Residual Assets at the non-WAG acquired pharmacies; and

•	the dilutive effect on ultimate aggregate shareholder distribution from the WAG proceeds should the non-WAG stores and their related financial obligations not be addressed by a second sale.

With respect to the Plan of Dissolution, the Board considered the fact that Nyer will have minimal operations after the consummation of the WAG Purchase and the DAW Stock Purchase.

The Board also identified and considered certain potential adverse consequences to Nyer and its shareholders that could arise from the Transactions, including:

•	the possibility that one or more of the Transactions may not be completed and the potential adverse consequences if some or all of the Transactions do not close;

•	the fact that the WAG Purchase and the DAW Stock Purchase are expected to be taxable transactions for Nyer and the payments in the Plan of Dissolution are expected to be taxable to Nyer shareholders;

•	if any of the Transactions is not completed, values offered by others to Nyer could be depressed, and customers and employees could lose confidence in Nyer; and

•
the interests of Nyer’s management and directors with respect to the Transactions may be different from, or in addition to the interests of Nyer’s shareholders, as described in the section entitled “Interests of Certain Persons in the Transactions” beginning on page 33.

After consideration of these material factors, the Board determined that these risks are of a nature that are customary in business transactions that are similar to the Transactions, are reasonably acceptable under the circumstances, or, in light of the anticipated benefits, the risks are unlikely to have a material impact on the Transactions and that, overall, these risks are significantly outweighed by the potential benefits of each of the Transactions.

The foregoing discussion of the information and factors considered by the Board is not intended to be exhaustive but includes the material factors considered by the Board.  In view of the wide variety of factors considered in connection with its evaluation of each of the Transactions and the complexity of these matters, the Board did not find it useful to and did not attempt to quantify, rank or otherwise assign relative weights to these factors with respect to any Transaction or otherwise compare the benefits or risks of one Transaction against another Transaction.  In addition, the Board did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to its ultimate determination, but rather the Board conducted an overall analysis of the factors described above, including discussions with Nyer’s management, outside consultants, legal counsel and financial advisor and in addition to considering each Transaction separately, analyzed the three Transactions as a whole, should they all be completed.  In considering the factors described above, individual members of the Board may have given different weights to different factors.  It should be noted that explanation of the reasoning of the Board and information presented in this section is forward-looking in nature and, therefore should be read in light of the factors discussed in the section entitled “Warning Concerning Forward Looking Statements” beginning on page 10.

Possible Considerations if Any of the Transactions Are Not Approved

If any of the Transactions is not approved or any of the Transactions does not close due to failure to meet any closing conditions for that Transaction, Nyer will continue its current existence and consider what strategies are available to Nyer.

If only the WAG Purchase is approved, Nyer would need to assess if the remaining pharmacies could operate profitably and what operating structure would be most effective.  Management and the Board would next have to assess the working capital requirements of Nyer going forward, including its relationships with suppliers and needs for additional capital.  Nyer would need to consider whether the proceeds from the WAG Purchase should be distributed to Nyer shareholders as a dividend or used for other purposes.  This analysis would depend on many future variables, including market conditions, ongoing revenues and expenses and availability of financing resources, and the outcome cannot be predicted at this time.

Other possible alternatives, which will depend on which of the Transactions is not approved, include sale of Nyer’s assets or Nyer in some other form and possibly at less consideration than what is currently contemplated under the Transactions, continuing as a separate “shell company” (if the WAG Purchase and WAG Stock Purchase both close but the Plan of Dissolution is not completed), “going dark”, which is an option for public companies with fewer than 300 shareholders of record, as is Nyer’s case, and involves suspending our public reporting requirements, or seeking dissolution at a later date.

At this time, the Board has considered all of these options and has determined that it is in the best interests of our shareholders to engage in all of the Transactions.  See “The Proposed Transactions-Reasons for and Factors Considered in Connection with the Transactions” beginning on page 17.  The Board, however, retains the right to consider other alternatives should a more attractive offer arise before or after the effective date of any of the Transactions.

Opinion of Nyer’s Financial Advisor as to the WAG Purchase

On September 1, 2009, Newbury Piret delivered its opinion to the Board that, as of the date of this opinion, the consideration to be received in connection with the WAG Purchase is fair, from a financial point of view, to the shareholders of Nyer, excluding the Management Team.  The non-Management Team shareholders of Nyer are referred to as the Public Shareholders.

THE FULL TEXT OF THE NEWBURY PIRET OPINION DATED SEPTEMBER 1, 2009 SETS FORTH THE ASSUMPTIONS MADE, PROCEDURES FOLLOWED, MATTERS CONSIDERED AND LIMITATIONS SET ON THE SCOPE OF THE REVIEW UNDERTAKEN BY NEWBURY PIRET IN RENDERING ITS OPINION. THE FULL TEXT OF THE OPINION IS ATTACHED AS ANNEX D-1 TO THIS PROXY STATEMENT AND IS INCORPORATED BY REFERENCE IN ITS ENTIRETY. NYER SHAREHOLDERS ARE URGED TO, AND SHOULD, READ THE OPINION CAREFULLY AND IN ITS ENTIRETY. THE OPINION ADDRESSES ONLY THE FAIRNESS TO THE NYER PUBLIC SHAREHOLDERS OF THE CONSIDERATION TO BE RECEIVED FROM A FINANCIAL POINT OF VIEW AS OF THE DATE OF THE OPINION, AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY SHAREHOLDER AS TO HOW SUCH SHAREHOLDER SHOULD VOTE WITH RESPECT TO THE CONTEMPLATED PURCHASE. THE SUMMARY OF THE OPINION IN THIS PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE NEWBURY PIRET OPINION.

In connection with its opinion, Newbury Piret reviewed, among other things:

— Audited financial statements of Nyer for the years ended June 30, 2007 and 2008;

— Draft financial statements of Nyer for the year ended June 30, 2009;

— The WAG Agreement, as provided to Newbury Piret on August 25, 2009; and

— Internal financial analyses and related schedules prepared by the management of Nyer and provided for the use of Newbury Piret.

Newbury Piret also held discussions with members of the senior management of Nyer regarding the rationale for, and potential benefits of, the WAG Purchase and the past and current business operations, competitive risks, financial conditions, and future prospects of Nyer. In addition, Newbury Piret reviewed financial and stock market information for various companies whose securities are publicly traded, compared the financial position and operating results of Nyer with those of publicly traded companies that it deemed relevant, reviewed the financial terms of several recent business combinations in the retail pharmacy industry specifically and in other industries generally, and performed such other studies and considered such other information, financial studies, analyses and investigations and financial, economic and market criteria that it deemed relevant for the preparation of its opinion.

Newbury Piret relied upon the accuracy and completeness of all of the financial and other information reviewed by it and has assumed the accuracy and completeness of this information for purposes of rendering its opinion.

Newbury Piret has not made any physical inspection of Nyer properties or assets. In addition, Newbury Piret has not made an independent evaluation or appraisal of the assets and liabilities of Nyer or any of its subsidiaries and Newbury Piret has not been furnished with any such evaluation or appraisal.

Newbury Piret provided the opinion described herein for the information and assistance of the Board in connection with its consideration of the contemplated WAG Purchase. Newbury Piret's opinion does not constitute a recommendation as to how any Nyer Shareholder should vote with respect to the WAG Purchase proposal.

The following is a summary of the material financial analyses used by Newbury Piret in connection with providing its opinion to the Board on September 1, 2009. Some of the summaries of financial analyses include information presented in tabular format. To more fully understand the financial analyses used by Newbury Piret, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses.

(1)           SELECTED COMPANIES ANALYSIS. The purpose of this analysis was to provide information regarding the fairness to the Shareholders of the consideration to be received in the proposed WAG Purchase based upon a comparison of specific financial terms of the proposed WAG Purchase with the valuations of several comparable public companies. Using publicly available information, Newbury Piret analyzed the market values and trading multiples of four selected publicly traded companies in the retail pharmacy industry:  CVS Caremark Corp., Rite Aid Corp., Shoppers Drug Mart Corp. and Walgreen Co. These companies range in size from $8.8 billion to $93.3 billion in revenues and were chosen for comparison because they have operations that, for purposes of analysis, may be considered similar to the pharmacies being purchased by WAG.  Newbury Piret calculated various financial metrics, multiples and ratios, including the total enterprise value and total enterprise value as a multiple of the last twelve months, or LTM, revenue, LTM earnings before interest and taxes, or EBIT, and LTM earnings before interest, taxes, depreciation and amortization, or EBITDA. The financial metrics, multiples and ratios of the comparative companies were based on the most recent publicly available information and recently published research estimates.

The financial information on the comparable companies reviewed by Newbury Piret included reported revenue, EBIT, EBITDA, assets, and shareholders' equity for the most recent four quarters, in addition to total enterprise value, and ratios between total enterprise value and reported comparable company financial performance. Newbury Piret determined that, for the purposes of this opinion, the ratios of total enterprise value to revenue, EBIT and EBITDA were the only relevant ratios using historical financial results.

For the purpose of this analysis, the implied enterprise value, or IEV, of the transaction was estimated to be $17.1 million and was calculated as the purchase price of $17.75 million plus retained receivables, less retained payables and accrued expenses related to the pharmacies.

The following table presents the ranges for the calculated multiples and ratios for the comparable companies, using closing prices as of September 1, 2009.

	RANGES FOR		MEDIANS FOR
	SELECTED		SELECTED
	COMPANIES		COMPANIES		WALGREEN		PURCHASE

Enterprise Value/Revenue	0.3x – 1.1	x	0.6	x	0.5	x	0.3	x

Enterprise Value/EBIT	9.8x - 71.6	x	11.0	x	9.8	x	10.4	x

Enterprise Value/EBITDA	7.7x – 10.4	x	8.9	x	7.7	x	8.8	x

Because of inherent differences between the businesses, operations and prospects of Nyer and the companies listed above, Newbury Piret believes that a purely quantitative analysis of the selected companies, without considering qualitative judgments concerning differences between the financial and operating characteristics of Nyer and the selected companies that could affect the public trading values of Nyer and the selected companies, would not be particularly meaningful in the context of the WAG Purchase.

(2) SELECTED TRANSACTIONS ANALYSIS. The purpose of this analysis was to provide information regarding the fairness to the Shareholders of the consideration to be received in the proposed WAG Purchase based upon a comparison of the financial terms of the contemplated WAG Purchase with the financial terms of several other completed business combinations. Newbury Piret analyzed information relating to seven selected transactions in the retail pharmacy industry with enterprise values between $22.8 million and $3.9 billion announced since January 1, 2000.

This analysis focused on the multiples of revenue, EBIT and EBITDA for each of the selected transactions. Revenue, EBIT and EBITDA were calculated using the reported results for the most recent four quarters leading up to the transaction for each of the selected transactions, as well as for the WAG Purchase. Newbury Piret also calculated implied enterprise value as the ratio of revenue, EBIT and EBITDA with respect to the selected transactions and the WAG Purchase.

	RANGES FOR	MEDIANS FOR
	SELECTED	SELECTED
	TRANSACTIONS	TRANSACTIONS		PURCHASE

Enterprise Value/Revenue	0.3x – 0.7x	0.5	x	0.3	x

Enterprise Value/EBIT	7.4x – 28.0x	16.2	x	10.4	x

Enterprise Value/EBITDA	6.4x – 14.6x	9.7	x	8.8	x

(3) PREMIUM ANALYSIS.  The purpose of this analysis was to provide information regarding the fairness to the Shareholders of the consideration to be received in the proposed WAG Purchase based upon a comparison of the value per Nyer share of the consideration in the WAG Purchase with the historical trading prices of Nyer’s common shares.

Nyer’s shares trade infrequently and in low volume over-the-counter on the NASDAQ Capital Market. Newbury Piret reviewed historical daily trading prices for Nyer common shares for the period beginning January 1, 2007 and ending September 1, 2009.

The following table presents ranges of Nyer’s stock price for the period from January 1, 2007 to September 1, 2009, and for the indicated quarterly periods.

PERIOD OF CALCULATION ($ PER SHARE)	RANGE OF STOCK PRICE

January 1, 2007 through September 1, 2009	0.52 to 2.34
January 1, 2007 through March 31, 2007	2.01 to 2.34
April 1, 2007 through June 30, 2007	1.77 to 2.29
July 1, 2007 through September 30, 2007	1.75 to 2.08
October 1, 2007 through December 31, 2007	0.99 to 1.82
January 1, 2008 through March 31, 2008	1.06 to 1.70
April 1, 2008 through June 30, 2008	1.13 to 1.65
July 1, 2008 through September 30, 2008	1.11 to 1.49
October 1, 2008 through December 31, 2008	0.52 to 1.22
January 1, 2009 through March 31, 2009	0.76 to 1.11
April 1, 2009 through June 30, 2009	0.76 to 1.14
July 1, 2009 through September 1, 2009	0.69 to 0.85

Closing Price (as of September 1, 2009)	0.78
52-Week High Closing Price
(September 1, 2008 to September 1, 2009)	1.32
52-Week Low Closing Price
(September 1, 2008 to September 1, 2009)	0.52

For the purpose of this analysis, Newbury Piret estimated the net consideration calculated per Nyer share to be $1.25 per share which represents a 60.3% premium to the September 1, 2009 closing price of Nyer’s stock. The net consideration calculated per Nyer share is Newbury Piret’s estimate of the net tangible asset value of Nyer per share following the WAG Purchase, excluding certain assets related to residual locations not purchased by WAG.

The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering all of the analyses as a whole, could create an incomplete view of the processes underlying Newbury Piret's opinion. In arriving at its fairness determination, Newbury Piret considered the results of all these analyses. No company or transaction used as a comparable in the above analyses is directly comparable to Nyer or the contemplated transaction. Newbury Piret prepared the analyses solely for purposes of allowing it to provide its opinion to the Board as to the fairness to the Shareholders, from a financial point of view, of the consideration to be received in connection with the WAG Purchase.

These analyses do not purport to be appraisals or necessarily reflect the prices at which businesses or securities actually may be sold.  Analyses based upon estimates of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by such analyses. Because such analyses are inherently subject to uncertainty, as they are based upon numerous factors or events beyond the control of the parties or their respective advisors, neither Nyer nor Newbury Piret, nor any other person assumes responsibility if future results are materially different from those estimated. As described above, Newbury Piret's opinion to the Board was one of many factors taken into consideration by the Board in making its determination to approve the WAG Agreement. The foregoing summary describes material financial analyses used by Newbury Piret in connection with providing its opinion to the Board on September 1, 2009, but does not purport to be a complete description of the analyses performed by Newbury Piret in connection with its opinion and is qualified by reference to the Newbury Piret opinion as set forth in Annex D-1 hereto.

As part of its investment banking business, Newbury Piret is continually engaged in the valuation of businesses and their securities in connection with purchases and acquisitions, private placements, and valuations for strategic advisory and other purposes.  Nyer selected Newbury Piret as its financial advisor because it is a recognized investment banking firm that has substantial experience in these types of transactions.

Pursuant to its engagement letter dated August 19, 2009, Nyer engaged Newbury Piret to provide its opinion as to the fairness, from a financial perspective, to the shareholders of Nyer, of the proposed transaction. Nyer has further agreed to indemnify Newbury Piret against specified liabilities, including liabilities under the federal securities laws. In the opinion of the SEC indemnification for liabilities arising under the federal securities laws may not be enforceable.  Newbury Piret will receive a fee of $25,000 for rendering this opinion and for other services rendered in connection with the WAG Purchase, no portion of which is contingent on the consummation of the WAG Purchase.

Opinion of Newbury Piret as to the DAW Stock Purchase

On October 17, 2009, Newbury Piret delivered its opinion to the special committee of the Board that, as of the date of this opinion, the consideration to be received in connection with the DAW Stock Purchase is fair, from a financial point of view, to the Public Shareholders.

THE FULL TEXT OF THE NEWBURY PIRET OPINION DATED OCTOBER 17, 2009 SETS FORTH THE ASSUMPTIONS MADE, PROCEDURES FOLLOWED, MATTERS CONSIDERED AND LIMITATIONS SET ON THE SCOPE OF THE REVIEW UNDERTAKEN BY NEWBURY PIRET IN RENDERING ITS OPINION. THE FULL TEXT OF THE OPINION IS ATTACHED AS ANNEX D-2 TO THIS PROXY STATEMENT AND IS INCORPORATED BY REFERENCE IN ITS ENTIRETY. NYER SHAREHOLDERS ARE URGED TO, AND SHOULD, READ THE OPINION CAREFULLY AND IN ITS ENTIRETY. THE OPINION ADDRESSES ONLY THE FAIRNESS TO THE NYER PUBLIC SHAREHOLDERS OF THE CONSIDERATION TO BE RECEIVED FROM A FINANCIAL POINT OF VIEW AS OF THE DATE OF THE OPINION, AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY SHAREHOLDER AS TO HOW SUCH SHAREHOLDER SHOULD VOTE WITH RESPECT TO THE CONTEMPLATED TRANSACTION. THE SUMMARY OF THE OPINION IN THIS PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE NEWBURY PIRET OPINION.

In connection with its opinion, Newbury Piret reviewed, among other things:

— The draft DAW Purchase Agreement, as provided to Newbury Piret on October 14, 2009;

— Audited financial statements of Nyer for the years ended June 30, 2007, 2008 and 2009;

— Internal financial statements of Nyer related to the office and pharmacies to be sold under the DAW Purchase Agreement, or the Residual Locations, and the Residual Assets for the years ended June 30, 2008 and 2009;

— Internal financial analyses and projections and related schedules prepared by the management of Nyer and provided for the use of Newbury Piret;

— The report on the Fair Market Value and Orderly Liquidation Value of specific assets related to the Residual Locations, performed by Trenwith and dated September 28, 2009;

— The Memorandum provided to Newbury Piret on September 24, 2009, describing the Residual Locations and the intangible assets and contractual relationships of each pharmacy, as prepared by management of DAW; and

— The pro forma projected opening balance sheet for DAW as of November 30, 2009 as provided by Nyer on October 7, 2009.

Newbury Piret also held discussions with members of the senior management of Nyer regarding the rationale for, and potential benefits of, the DAW Stock Purchase contemplated by the DAW Purchase Agreement and the past and current business operations, competitive risks, financial conditions, and future prospects of the Residual Locations. In addition, Newbury Piret performed other studies and considered other information, financial studies, analyses and investigations and financial, economic and market criteria that it deemed relevant for the preparation of its opinion.

Newbury Piret relied upon the accuracy and completeness of all of the financial and other information reviewed by it and has assumed the accuracy and completeness of this information for purposes of rendering its opinion.

Newbury Piret has not made any physical inspection of Nyer properties or assets. In addition, Newbury Piret has not made an independent evaluation or appraisal of the assets and liabilities of Nyer or any of its subsidiaries and Newbury Piret has not been furnished with any such evaluation or appraisal.

Newbury Piret provided the opinion described herein for the information and assistance of the Special Committee in connection with its consideration of the contemplated DAW Stock Purchase. Newbury Piret's opinion does not constitute a recommendation as to how any Nyer Shareholder should vote with respect to the DAW Stock Purchase proposal.

The following is a summary of the material financial analyses used by Newbury Piret in connection with providing its opinion to the Special Committee on October 17, 2009. The summary of some of the financial analyses includes information presented in tabular format. To more fully understand the financial analyses used by Newbury Piret, the table must be read together with the text of each summary. The table alone does not constitute a complete description of the financial analyses.

(1)           PRO FORMA FINANCIAL SUMMARY OF THE RESIDUAL LOCATIONS.  The purpose of this review was to provide information regarding the historical business performance of the Residual Locations and to summarize the Management Team’s plan for the first full year of operations following the DAW Stock Purchase.

Pro forma financial summary ($ millions) for the fiscal years ending June 30 and for the first year following the DAW Stock Purchase:

	2008	2009	Year one projected
Total Revenue	$10.3	$20.6	$23.3
Gross Profit	$4.2	$8.0	$9.4
EBITDA	$(1.6)	$(0.8)	$0.3
EBITDA, pro forma for prospective
cost reductions	$(0.3)	$0.1	$0.3

Newbury Piret adjusted the historical financial data for the Residual Locations to account for the expectation of the loss of certain rebates related to volume purchases which Newbury Piret assumed, from its discussions with management, will not be available to the Residual Locations for the foreseeable future.  In addition, Newbury Piret adjusted the historical financial data for certain one time gains and losses. EBITDA, pro forma for prospective cost reductions, adjusts the historical EBITDA for those categories of cost reductions anticipated in management’s year one plan.

(2)           COMPARISON OF THE DAW STOCK PURCHASE WITH THE LIQUIDATION VALUE ANALYSIS. The purpose of this analysis was to provide information regarding the comparison of specific financial terms of the proposed DAW Stock Purchase with the orderly liquidation value performed by Trenwith. Using Trenwith’s orderly liquidation value of fixed assets of $0.2 million; and Trenwith’s orderly liquidation value of inventory of $1.0 million; and including book value of accounts receivables of $1.5 million; less the present value of the non-cancellable property and equipment leases of $2.0 million (calculated using an effective date of October 31, 2009), Newbury Piret calculated an orderly liquidation value of $0.7 million before severance, legal, fees and expenses, ongoing operating expenses and other expenses related to a hypothetical liquidation.

The following tables compare the value of the DAW Stock Purchase with the orderly liquidation value per the Trenwith report. Newbury Piret assumed, with Nyer’s consent, that there will be no net cash, i.e. no cash other than that required to satisfy certain identified liabilities which may remain with DAW following the DAW Stock Purchase, or other tangible assets remaining in DAW immediately following the DAW Stock Purchase, other than those summarized in the following table.

Hypothetical gross liquidation value of the Residual Assets ($ millions):

ORDERLY
LIQUIDATION
ASSETS	VALUE

Fixed Assets	$0.2
Accounts Receivable	$1.5
Inventory	$1.0
Total Value	$2.7
Less: Present Value of Leases	$(2.0)
Hypothetical Gross Liquidation Value	$0.7

Comparison of the DAW Stock Purchase with the hypothetical gross liquidation value:

The DAW Stock Purchase:	$ 1.5 million

Hypothetical Gross Liquidation Value:	$ 0.7 million

The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering all of the analyses as a whole, could create an incomplete view of the processes underlying Newbury Piret's opinion. In arriving at its fairness determination, Newbury Piret considered the results of all these analyses. Newbury Piret prepared the analyses solely for purposes of allowing it to provide its opinion to the Special Committee as to the fairness to the Shareholders, from a financial point of view, of the consideration to be received in connection with the DAW Stock Purchase.

These analyses do not purport to be appraisals or necessarily reflect the prices at which businesses or securities actually may be sold.  Analyses based upon estimates of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by such analyses. Because such analyses are inherently subject to uncertainty, as they are based upon numerous factors or events beyond the control of the parties or their respective advisors, neither Nyer nor Newbury Piret, nor any other person assumes responsibility if future results are materially different from those estimated. As described above, Newbury Piret's opinion to the Special Committee was one of many factors taken into consideration by the Special Committee in making its determination to approve the DAW Stock Purchase. The foregoing summary describes material financial analyses used by Newbury Piret in connection with providing its opinion to the Special Committee on October 17, 2009, but does not purport to be a complete description of the analyses performed by Newbury Piret in connection with its opinion and is qualified by reference to the Newbury Piret opinion as set forth in Annex D-2 hereto.

As part of its investment banking business, Newbury Piret is continually engaged in the valuation of businesses and their securities in connection with purchases and acquisitions, private placements, and valuations for strategic advisory and other purposes.  The Special Committee selected Newbury Piret as its financial advisor because it is a recognized investment banking firm that has substantial experience in these types of transactions.

Pursuant to its engagement letter dated August 19, 2009, the Special Committee engaged Newbury Piret to provide its opinion as to the fairness, from a financial perspective, to the shareholders of Nyer, of the proposed DAW Stock Purchase. Nyer has further agreed to indemnify Newbury Piret against specified liabilities, including liabilities under the federal securities laws. In the opinion of the SEC, indemnification for liabilities arising under the federal securities laws may not be enforceable.  Newbury Piret will receive a fee of $22,000 for rendering this opinion and for other services rendered in connection with the DAW Stock Purchase, no portion of which is contingent on the consummation of the DAW Stock Purchase.

Factors That Our Shareholders Should Consider With Respect to the Plan of Dissolution

There are many factors that shareholders should consider when deciding whether to vote to approve the Plan of Dissolution, including the following factors:

If our shareholders vote against the Plan of Dissolution, it would be very difficult for us to continue our business operations.

The approval of the Plan of Dissolution is dependent upon the affirmative vote of the holders of a majority of the votes entitled to be cast (which includes the votes represented by outstanding shares of Nyer common stock and preferred stock, with each share of preferred stock having the right to cast 2,000 votes). If our shareholders do not approve the Plan of Dissolution, we would have to continue our business operations from a difficult position, in light of our announced intent to liquidate and dissolve and the fact that Nyer will have no operating assets or business operations after the closing of the WAG Purchase and the DAW Stock Purchase.

We cannot assure you of the exact timing and amount of any distribution to our shareholders under the Plan of Dissolution.

The liquidation and dissolution process is subject to numerous uncertainties, may fail to create the value we currently expect for our shareholders. The precise nature and timing of any distribution to our shareholders will depend on and could be delayed by, among other things, sales of our non-cash assets, claim settlements with creditors, resolution of outstanding litigation matters, and unanticipated or greater-than-expected expenses. Examples of uncertainties that could reduce the value of or eliminate distributions to our shareholders include unanticipated costs relating to:

•	the defense, satisfaction or settlement of lawsuits or other claims that may be made or threatened against us in the future; and

•	delays in our liquidation and dissolution, including due to our inability to settle claims.

As a result, we cannot determine with certainty the amount or timing of distributions to our shareholders.

It may become difficult or impossible for shareholders to trade their shares.

If the Plan of Dissolution is approved, we expect to close our stock transfer books and prohibit transfers of record ownership of our common stock on the date that we file articles of dissolution with the Florida Secretary of State.

Our common stock may be delisted from the NASDAQ Capital Market prior to the final record date if we are unable to meet NASDAQ’s requirements for continued listing.

If our shareholders approve the Plan of Dissolution, we intend to set a final record date as of the date we file articles of dissolution with the Florida Secretary of State and close our stock transfer books and delist our stock from the NASDAQ Capital Market on that date, after which our common stock, and stock certificates evidencing the shares of our common stock, will not be assignable or transferable on our books. In the interim, we intend to continue to list our common stock on the NASDAQ Capital Market. In order to be eligible for continued listing, we must, among other things, meet certain minimum requirements with respect to net tangible assets, market value of our securities held by non-affiliates and minimum bid prices per share, and must also maintain an operating business. As a result of the cessation of our operations and the anticipated decrease in our assets that will result from the WAG Purchase and the DAW Stock Purchase, NASDAQ may take action to delist our common stock prior to the final record date.  In addition, prior to announcing the Transactions, Nyer had received a letter from NASDAQ notifying it of its failure to maintain a minimum closing bid price of $1.00 per share for its shares of common stock for the prior 30 consecutive business days as required by NASDAQ Listing Rule 5550(a)(2), or the Bid Price Rule. The letter provided that Nyer had until March 15, 2010 to regain compliance with the Bid Price Rule by maintaining a closing bid price of $1.00 per share for a minimum of ten consecutive business days. While Nyer regained compliance following the announcement of the Transactions, if any of the Transactions is not completed, Nyer’s price may fall and Nyer may again fall out of compliance with the Bid Price Rule.

If our common stock were delisted from the NASDAQ Capital Market, you may find it difficult to dispose of your shares.

If our common stock were to be delisted from the NASDAQ Capital Market, trading of our common stock most likely will be conducted in the over-the-counter market on an electronic bulletin board established for unlisted securities such as the Pink Sheets or the OTC Bulletin Board. Such trading will reduce the market liquidity of our common stock. As a result, an investor would find it more difficult to dispose of, or obtain accurate quotations for the price of, our common stock.

If we decide to use a liquidating trust, interests of our shareholders in such a trust may not be transferable.

The interests of our shareholders in a liquidating trust set up by us may not be transferable, which could adversely affect your ability to realize the value of such interests. Even if transferable, the interests are not expected to be listed on a national securities exchange, and the extent of any trading market therein cannot be predicted. Moreover, the interests may not be accepted by commercial lenders as security for loans as readily as more conventional securities with established trading markets. In addition, shareholders will be deemed to have received a liquidating distribution equal to their pro rata share of the value of the net assets transferred to a liquidating trust, which could result in tax liability to the interest holders without their being readily able to realize the value of such interest to pay such taxes or otherwise.

We may not be able to settle all of our obligations to creditors.

We have current and future obligations to creditors. Our estimated distribution to shareholders takes into account all of our known obligations and our best estimate of the amount reasonably required to satisfy such obligations. As part of the wind-down process, we will attempt to settle those obligations with our creditors. We cannot assure you that we will be able to settle all of these obligations or that they can be settled for the amount we have estimated for purposes of calculating the likely distribution to shareholders. If we are unable to reach an agreement with a creditor relating to an obligation, that creditor may bring a lawsuit against us. Amounts required to settle obligations or defend lawsuits in excess of the amounts estimated by us will reduce the amount of remaining capital available for distribution to shareholders.

Shareholders may not be able to recognize a loss for federal income tax purposes until they receive a final distribution from us.

As a result of our liquidation, for federal income tax purposes shareholders will recognize gain or loss equal to the difference between (1) the sum of the amount of cash distributed to them and (2) their tax basis for their shares of our capital stock. Any loss generally will be recognized only when the final distribution from us has been received.

We may be the potential target of a reverse acquisition or other acquisition.

Until we dissolve, we will continue to exist as a public, non-operating shell company. Public companies that exist as non-operating shell entities have from time to time been the target of “reverse” acquisitions, meaning acquisitions of public companies by private companies in order to bypass the costly and time-intensive registration process to become publicly traded companies. In addition, we could become an acquisition target, through a hostile tender offer or other means, as a result of our cash holdings. In the event of a hostile acquisition bid, approval of the acquisition would be subject to shareholder approval. If we become the target of a successful acquisition, notwithstanding the shareholder approval of the Plan of Dissolution, the Board could potentially decide to either delay or completely abandon the liquidation and dissolution, and our shareholders may not receive any proceeds that would have otherwise been distributed in connection with the dissolution and may receive less than they would have received in the dissolution.

We will continue to incur the expenses of complying with public company reporting requirements.

We have an obligation to continue to comply with the applicable reporting requirements of the Exchange Act even though compliance with such reporting requirements is economically burdensome. In order to curtail expenses, we intend, after filing our articles of dissolution, to seek relief from the SEC from the reporting requirements under the Exchange Act. We anticipate that, if such relief were granted, we would continue to file current reports on Form 8-K to disclose material events relating to our liquidation and dissolution along with any other reports that the SEC might require. However, the SEC may not grant any such relief, in which case we would be required to continue to bear the expense of being a public reporting company.

The Board may at any time turn management of our dissolution over to a third party, and some or all of our directors may resign from the Board at that time.

The Board of Directors may at any time turn our management over to a third party to complete the liquidation of our remaining assets and distribute the available proceeds to our shareholders, and some or all of our directors may resign from the Board at or prior to that time. If management is turned over to a third party and all of our directors resign from the Board, the third party would have sole control over the dissolution process, including the sale or distribution of any remaining assets.

If we fail to create an adequate contingency reserve for payment of our expenses and liabilities, each shareholder receiving liquidating distributions could be held liable for payment to our creditors of his or her pro rata share of amounts owed to creditors in excess of the contingency reserve, up to the amount actually distributed to such shareholder in dissolution.

If the Plan of Dissolution is approved by our shareholders, we intend to file articles of dissolution with the Florida Secretary of State dissolving Nyer.  In the event we fail to create an adequate contingency reserve for payment of our expenses and liabilities, each shareholder could be held liable for payment to our creditors of such shareholder’s pro rata share of amounts owed to creditors in excess of the contingency reserve, up to the amount actually distributed to such shareholder in dissolution. Although the liability of any shareholder is limited to the amounts previously received by such shareholder from us (and from any liquidating trust or trusts) in the dissolution, this means that a shareholder could be required to return all distributions previously made to such shareholder and receive nothing from us under the Plan of Dissolution. Moreover, in the event a shareholder has paid taxes on amounts previously received, a repayment of all or a portion of such amount could result in a shareholder incurring a net tax cost if the shareholder’s repayment of an amount previously distributed does not cause a commensurate reduction in taxes payable. While we will endeavor to make adequate reserves for all known, contingent, and unknown liabilities, there is no guarantee that the reserves established by us will be adequate to cover all such expenses and liabilities.

Material U.S. Federal Income Tax Consequences

The following discussion is a general summary of the material U.S. federal income tax consequences of the dissolution and liquidation of Nyer pursuant to the Plan of Dissolution to its shareholders. The discussion does not address all of the U.S. federal income tax considerations that may be relevant to particular shareholders in light of their particular circumstances, or to shareholders that are subject to special treatment under U.S. federal income tax laws, including, without limitation, financial institutions, brokers, dealers, and traders in securities or foreign currency, persons subject to the alternative minimum tax, a person who owns their shares as part of a straddle, hedging transaction, construction sale transaction constructive ownership transaction or constructive transaction, persons that are partnerships or other pass-through entities, non-U.S. individuals and entities, persons who acquired their shares of our common stock through employment or other compensatory arrangements or tax-exempt entities. This discussion does not address the U.S. federal income tax considerations applicable to holders of options to purchase our common stock, or to the conversion of conversion of preferred stock or notes to common stock. Furthermore, this discussion does not address any U.S. federal estate and gift or alternative minimum tax consequences or any state, local or foreign tax consequences of our dissolution and liquidation pursuant to the Plan of Dissolution.  For all these reasons, we urge shareholders to consult with a tax advisor regarding the dissolution and liquidation.

The following discussion is based on the Internal Revenue Code of 1986, as amended, or the Code, applicable Treasury Regulations promulgated thereunder, and administrative and judicial interpretations thereof, each as in effect as of the date hereof, all of which may change, possibly with retroactive effect. The discussion assumes that shares of our common stock are held as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment).

The following discussion has no binding effect on the Internal Revenue Service, or IRS, or the courts. Liquidating distributions pursuant to the Plan of Dissolution may occur at various times and in more than one tax year. We can give no assurance that the U.S. federal income tax treatment described herein will remain unchanged at the time of our liquidating distributions. No ruling has been requested from the IRS with respect to any tax consequences of the Plan of Dissolution, and we will not seek any such ruling or an opinion of counsel with respect to any such tax consequences.

THE FOLLOWING DISCUSSION DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OF THE POTENTIAL TAX CONSEQUENCES RELATING TO THE PLAN OF DISSOLUTION AND IS NOT TAX ADVICE. SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM IN CONNECTION WITH OUR DISSOLUTION AND LIQUIDATION PURSUANT TO THE PLAN OF DISSOLUTION, INCLUDING TAX RETURN REPORTING REQUIREMENTS AND THE EFFECT OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

Material U.S. Federal Income Tax Consequences to Nyer

After the approval of the Plan of Dissolution and until our liquidation is completed, we will continue to be subject to U.S. federal income tax on our taxable income, if any, such as interest income, gain from the sale of any remaining assets or income from operations (including operations of DAW which will be reflected on our consolidated federal income tax return). Upon the sale of any of our assets in connection with our liquidation, we will generally recognize gain or loss in an amount equal to the difference between (1) the fair market value of the consideration received for each asset sold and (2) our adjusted tax basis in the asset sold. We should not recognize any gain or loss upon the distribution of cash to our shareholders in liquidation of their shares of our common stock.

It is expected that the sale of assets by DAW in the WAG Purchase and the sale by Nyer of the stock of DAW in the DAW Stock Purchase will both be taxable transactions, and will give rise to taxable gain or loss to DAW (in the case of the WAG Purchase) and Nyer (in the case of the DAW Stock Purchase), measured by the difference between the proceeds of sale in each such transaction and the basis of the property sold.  Such gain or loss will be reflected in the Nyer consolidated federal income tax return for the year of sale, which is expected to be 2009.

Material U.S. Federal Income Tax Consequences to Shareholders

In general, for U.S. federal income tax purposes, amounts received by our shareholders pursuant to the Plan of Dissolution should be treated as full payment in exchange for their shares of our common stock. As a result of our dissolution and liquidation, shareholders generally will recognize gain or loss equal to the difference between (1) the sum of the amount of cash (it is expected that all distributions will be in cash) distributed to them and (2) their tax basis for their shares of our common stock. In general, a shareholder's gain or loss will be computed on a "per share" basis so that gain or loss is calculated separately for blocks of our common stock acquired at different dates or for different prices. If we make more than one liquidating distribution, which is possible, each liquidating distribution will be allocated proportionately to each share of stock owned by a shareholder, and the value of each liquidating distribution will be applied against and reduce a shareholder's tax basis in his or her shares of stock. In general, a shareholder will recognize gain as a result of a liquidating distribution to the extent that the aggregate value of the distribution and prior liquidating distributions received by the shareholder with respect to a share exceeds the shareholder's tax basis for that share. Any loss generally will be recognized by a shareholder only when the shareholder receives our final liquidating distribution to shareholders, and then only if the aggregate value of all liquidating distributions with respect to a share is less than the shareholder's tax basis for that share. Gain or loss recognized by a shareholder generally will be capital gain or loss and will be long term capital gain or loss if the stock has been held for more than one year. The deductibility of capital losses is subject to limitations.

In the event that our liabilities are not fully covered by the cash or other assets in our contingency reserve or otherwise satisfied through insurance or other reasonable means (see “The Plan of Dissolution—Contingency Reserve” on page 54), payments made by a shareholder in satisfaction of those liabilities generally would produce a capital loss for such shareholder in the year the liabilities are paid. The deductibility of any such capital loss would generally be subject to limitations under the Code.

Liquidating Trusts

If we transfer assets to a liquidating trust, our shareholders generally should be treated for U.S. federal income tax purposes as having received a pro rata share of the property transferred to the liquidating trust, reduced by the amount of known liabilities assumed by the liquidating trust, and having contributed such assets and liabilities to the liquidating trust. Accordingly, our transfer of assets to the liquidating trust will cause our shareholders to be treated in the same manner for U.S. federal income tax purposes as if the shareholder had received a distribution directly from us. The liquidating trust should not be subject to U.S. federal income tax; however, each shareholder must take into account for U.S. federal income tax purposes the shareholder’s allocable portion of any income, gain or loss recognized by the liquidating trust. As a result of our transfer of assets to the liquidating trust and the ongoing operations of the liquidating trust, shareholders may be subject to tax, whether or not they have received any actual distributions from the liquidating trust with which to pay such tax. There can be no assurance that the liquidating trust described in the Plan of Dissolution will be treated as a liquidating trust for federal income tax purposes; if it is not treated as a liquidating trust for federal income tax purposes, the tax consequences will be different from those described above.  Shareholders are urged to consult with a tax advisor regarding the liquidating trust.

Reporting of Liquidating Distributions and Back-Up Withholding

Any shareholder owning at least 5% (by vote or value) of our total outstanding stock may be subject to special rules regarding information to be provided with the shareholder's U.S. federal income tax returns. Shareholders should consult their own tax advisors as to the specific tax consequences to them in connection with our dissolution and liquidation pursuant to the Plan of Dissolution, including tax return reporting requirements.

After the close of each taxable year, we will provide shareholders and the IRS with a statement of the amount of cash distributed to our shareholders during the relevant taxable year.

Information reporting and backup withholding at a rate of 28% (to increase to 31% after 2010) may apply to distributions to shareholders under the circumstances discussed below.  Amounts withheld under backup withholding are generally not an additional tax and may be refunded by the IRS or credited against the shareholder's federal income tax liability.

        A U.S. shareholder will be subject to backup withholding on liquidating distributions unless the U.S. shareholder properly executes under penalties of perjury an IRS Form W-9 or substantially similar form that:

•	provides the U.S. shareholder's correct taxpayer identification number; and

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certifies that the U.S. shareholder is exempt from backup withholding because it is a corporation or comes within another exempt category, it has not been notified by the IRS that it is subject to backup withholding, or it has been notified by the IRS that it is no longer subject to backup withholding.

If the U.S. shareholder has not provided and does not provide its correct taxpayer identification number on the IRS Form W-9 or substantially similar form, it may be subject to penalties imposed by the IRS, and Nyer or another withholding agent may have to withhold a portion of any liquidating distributions to it. Unless the U.S. shareholder has established on a properly executed IRS Form W-9 or substantially similar form that it is a corporation or comes within another exempt category, liquidating distributions will be reported to it and to the IRS.

The foregoing summary of U.S. federal income tax consequences is included for general information only and does not constitute legal advice to any shareholder. The tax consequences of the Plan of Dissolution may vary depending upon the particular circumstances of each shareholder. Shareholders are urged to consult their own tax advisors regarding the U.S. federal income tax consequences of the Plan of Dissolution as well as any state, local, and foreign tax consequences.

Regulatory Matters Relating to the Transactions

Commonwealth of Massachusetts – Board of Registration in Pharmacy

For the Operate Location Pharmacies (as defined in the WAG Agreement), change of ownership applications must be filed with the Massachusetts Board of Registration in Pharmacy, or the Board of Registration.  These applications may be completed and sent to the Board of Registration in advance of the closing but will not become official until the closing and when a copy of the bill of sale is sent to the Board of Registration for review.  These applications require the signature of the pharmacist seeking to manage the pharmacy department under the new ownership.

While WAG's application for these licenses and permits are being processed, it will operate under DAW’s licenses and permits, pursuant to a power of attorney agreement.

For the Non-Operate Location Pharmacies (as defined in the WAG Agreement), at least fourteen days prior to the closure of the licensed pharmacy department a letter will be sent by the management of DAW to the Board of Registration indicating the date of closure and the relevant information regarding transfer of records and controlled substances.  Subsequent to the closure, additional documentation and the original Drug Store Permit and Controlled Substance Registration are submitted to officially close the pharmacy department.

U.S. Drug Enforcement Administration

For both the Operate Location Pharmacies and the Non-Operate Location Pharmacies, DAW will surrender its registration and WAG will need to apply for registration.  The U.S. Drug Enforcement Agency, or the DEA, does not recognize an asset transfer as a change of ownership.  At least fourteen days prior to the closing DAW will send a letter to the DEA advising of the proposed transfer of controlled substances and records pertaining thereto to WAG.  Subsequent to the closing, additional documentation and the original Drug Store Permit and Controlled Substance Registration are submitted to officially close the pharmacy department.

SEC and Florida Business Corporation Act

We are not aware of any U.S. federal or state regulatory requirements or governmental approvals or actions that may be required to consummate the Plan of Dissolution, except for compliance with applicable SEC regulations in connection with this proxy statement and compliance with the FBCA. If our shareholders approve the Plan of Dissolution, we intend to file our articles of dissolution with the Florida Secretary of State as soon as reasonably practicable after the Special Meeting.

Accounting Treatment

If our shareholders approve the WAG Purchase, it will be accounted for as a sale of assets.  Nyer will realize a gain of approximately $3.0 million, net of taxes of approximately $4.0 million.

If our shareholders approve the DAW Stock Purchase, it will be accounted for as a sale of DAW stock.  Nyer will realize a loss of approximately $1.8 million, net of tax benefit of approximately $0.9 million.

If our shareholders approve the Plan of Dissolution, we will change our basis of accounting from that of a going concern to the dissolution basis of accounting, pursuant to which assets are stated at their estimated net realizable values and liabilities are stated at their estimated settlement amounts.  Recorded liabilities will include the estimated expenses associated with carrying out the Plan of Dissolution.   Nyer will use the proceeds from the WAG Purchase and the DAW Stock Purchase to pay off all existing liabilities.  The remaining cash will be paid to our shareholders in the form of a liquidating dividend as of a record date to be declared by the Board.

INTERESTS OF CERTAIN PERSONS IN THE TRANSACTIONS

When considering the recommendation of the Board to vote “FOR” the approval of each of the Transactions, Nyer shareholders should be aware that some directors and executive officers of Nyer have agreements or arrangements that provide them with interests in the Transactions that are different from, or in addition to, the interests of Nyer shareholders. The Board was aware of these interests and considered them, among other matters, during their deliberations with respect to each of the Transactions and in deciding to recommend that Nyer shareholders vote “FOR” the approval of each of the Transactions.

Executive Officer Severance Payments

In February 2008, we entered into separate employment agreements with each of our executive officers, namely Michael Curry, Mark Dumouchel, David Dumouchel, Wayne Gunter and Donato Mazzola.  Under these employment agreements, among other provisions, each executive officer may terminate his employment with us or DAW for “good reason” which includes, among other events, a “Change of Control”.  The term change of control in the employment agreements includes a sale by Nyer of a majority of its ownership interest in DAW or a sale by Nyer of a majority of its assets in a single sale or series of sales authorized by the Board, and the officer’s employment is terminated by DAW in connection with the sale or sales and the officer does not enter into an agreement providing for comparable employment with any successor or assign of DAW or any purchaser of the assets of DAW.  Upon completion of the WAG Purchase and the DAW Stock Purchase, we do not expect WAG or DAW to enter into employment agreements with the officers and therefore the WAG Purchase and the DAW Stock Purchase will each result in a Change of Control.

Upon termination of their employment agreements, these officers will therefore be entitled under such agreements to a cash severance payment equal to the total of (1) one year of base salary at the salary rate then in effect to the extent allocable as to DAW and us, as the case may be, but not to exceed the aggregate base salary then in effect; (2) the last annual bonus paid to the officer (or, in the event that the termination occurs before any bonus has been paid, the annualized bonus for the year in which the termination occurs); and (3) in the case of Mark Dumouchel only, the last annual lump sum payment, or Franchise Payment, equal to five percent of the total amount of royalties and licensing fees collected by DAW during the prior fiscal year (or, in the event that the termination occurs before any Franchise Payment has been paid, the annualized Franchise Payment for the year in which the termination occurs).  Additionally, in the event of any termination under an employment agreement, the officer will be entitled to COBRA continuation coverage for six months after any such termination. The executives each would be entitled to unused vacation time.  Based upon their current salaries and the last annual bonuses, (no Franchise Payments are due and payable), our executive officers will receive the following lump sum payments following the completion of the WAG Purchase and the DAW Stock Purchase:

Name	One Year Base Salary	2010 Annualized Bonus	Total Lump-sum Severance Payment
Michael Curry	$150,000	$89,000	$239,000
David Dumouchel	150,000	89,000	239,000
Mark Dumouchel	175,000	184,000	359,000
Wayne Gunter	150,000	89,000	239,000
Donato Mazzola	150,000	89,000	239,000
Total	$775,000	$540,000	$1,315,000

These payments would be made by Nyer prior to our dissolution and therefore reduce the cash available for liquidating distributions to Nyer’s shareholders.

Ownership of Stock and Stock Options; Conversion of Preferred Stock and Notes

Security Ownership by Nyer Executive Officers and Directors as of the Date of the Special Meeting.  As of November 13, 2009, the record date for the Special Meeting, the executive officers of Nyer beneficially owned an aggregate of 2,000 shares of Nyer preferred stock and 597,826 shares of Nyer common stock.  They also owned options to purchase 92,000 shares of Nyer common stock, of which 88,000 are currently exercisable. Each share of Nyer preferred stock carries the right to 2,000 votes per share on any matter put to a vote of the common stock.  Nyer’s independent directors beneficially owned options to purchase 100,000 shares of Nyer common stock of which 80,000 are currently exercisable.  None of the outstanding options are subject to accelerated vesting provisions.

By virtue of their holdings of preferred stock, Nyer’s executive officers have enough votes, if they vote in favor of each of the Transactions, to cause the approval of the Transactions.  However, the Board is requiring that the holders of a majority of the shares of Nyer’s common stock voting separately as a class approve each of the WAG Purchase and the DAW Stock Purchase.  The executive officers and directors of Nyer hold approximately 15.0% of the outstanding shares of common stock, not including unexercised stock options.

Security Ownership by Nyer Executive Officers and Directors as of the Date of Dissolution.  Upon completion of the WAG Purchase and DAW Stock Purchase, we expect our executive officers to convert their 2,000 shares of our preferred stock into an aggregate of 218,000 shares of our common stock.   In addition, our executive officers hold convertible promissory notes in an aggregate principal amount of $1,500,000.  These notes may be converted at any time into an aggregate of 815,217 shares of our common stock.  Following the conversion of our preferred stock and convertible notes, assuming no other purchases or sales of stock by our executive officers, the executive officers of Nyer would beneficially own an aggregate of 1,631,043 shares of Nyer common stock.  In addition, we expect our executive officers to exercise options to acquire an additional 76,000 shares of common stock, based on the expected liquidation distribution of $1.84 to $2.00 per share (which is higher than the exercise price of such options).  If the executive officers exercise their vested, in-the-money options following the conversion of their preferred stock, they would hold approximately 33.6% of the outstanding shares of common stock.  These conversions and exercises would cause our executive officers to receive a greater amount of the proceeds upon our dissolution than if they did not convert the preferred stock or convertible notes.  The conversions will also dilute the holdings and proportionately reduce the proceeds paid to other holders of our common stock.  For a discussion of the estimated proceeds to be distributed, which gives effect to such conversions, see “The Plan of Dissolution – Estimated Liquidating Distributions” beginning on page 51.

For further information on our voting securities and holdings of our executive officers and directors, see “Voting Securities and Holdings of Certain Beneficial Owners and Management” beginning on page 35.

Continuation of DAW Business

If the DAW Stock Purchase is completed, Nyer’s executive officers will own DAW and continue to operate the pharmacy business of DAW that is not otherwise sold to WAG.  DAW will be a private company owned entirely by such individuals, and such individuals will be able to control DAW’s future operations.

Director and Officer Liability

Nyer will prepay directors and officers liability insurance for six years from the date of total liquidation which will extend the directors and officers liability insurance coverage for future claims.

VOTING SECURITIES AND HOLDINGS OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of our shares of voting stock beneficially owned as of December 15, 2009 by (1) owners of more than 5% of our voting stock known to us, (2) each of our directors, (3) our chief executive officer and our next two most highly compensated executive officers and (4) all of our executive officers and directors as a group:

Name and address of beneficial owner	Amount and nature of [1] beneficial ownership of voting shares		Percentage of Voting Power (%)
Samuel Nyer 698 Essex Street Bangor, ME 04401	808,774	(2)	9.5%

Michael and Lucille Curry 13 Water Street Holliston, MA 01746	931,565	(3)	11.7%

David Dumouchel 13 Water Street Holliston, MA 01746	939,565	(4)	11.7%

Mark A. Dumouchel 13 Water Street Holliston, MA 01746	945,566	(5)	11.8%

Wayne Gunter 13 Water Street Holliston, MA 01746	931,565	(6)	11.7%

Donato Mazzola 13 Water Street Holliston, MA 01746	937,565	(7)	11.7%

Robert J. Landis	20,000	(8)	*

James J. Schweiger	40,000	(9)	*

Gerald Weston	20,000	(10)	*

David Sandberg	338,441	(11)	8.5%

All our directors and executives officers as a group (eight persons)	4,765,826	(3,4,5,6,7,8,9, & 10)	58.5%

* less than 1% of class

1.           Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and includes any options and warrants which vest within 60 days of December 15, 2009; i.e., by February 13, 2010.  Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all voting securities beneficially owned by them.

2.           Includes 272,774 shares of common stock (of which 183,174 shares are held by an affiliate of Mr. Nyer) and 536,000 shares of common stock underlying options under Nyer’s stock option plans. The power to vote and dipose of these shares is held by Mr. Nyer’s wife, Helen Nyer.

3.           Includes 400 shares of Series 2 Class B preferred stock, or Series 2 Stock, which carry the right to 2,000 votes per share on any matter put to a vote of the common stock (equivalent to an aggregate of 800,000 votes of common stock), 119,565 shares of common stock and 12,000 shares of common stock underlying options pursuant to Nyer’s stock option plans. The Currys are married to one another and thus beneficially own, with the shared power to vote and shared power to dispose of, these securities. Does not include 163,043 shares of common stock issuable upon conversion of convertible promissory notes expected to be converted prior to our dissolution but after January 4, 2010 and does not include 43,600 shares of common stock issuable upon conversion of the Series 2 Stock expected to be converted prior to our dissolution but after January 4, 2010.

4.           Includes 400 shares of Series 2 Stock which carry the right to 2,000 votes per share on any matter put to a vote of the common stock (equivalent to an aggregate of 800,000 votes of common stock); 119,565 shares of common stock and 20,000 shares of common stock underlying options pursuant to Nyer’s stock option plans. Does not include 163,044 shares of common stock issuable upon conversion of convertible promissory notes expected to be converted prior to our dissolution but after January 4, 2010 and does not include 43,600 shares of common stock issuable upon conversion of the Series 2 Stock expected to be converted prior to our dissolution but after January 4, 2010.

5.           Includes 400 shares of Series 2 Stock which carry the right to 2,000 votes per share on any matter put to a vote of the common stock (equivalent to an aggregate of 800,000 votes of common stock); 119,566 shares of common stock and 26,000 shares of common stock underlying options pursuant to Nyer’s stock option plans. Does not include 163,044 shares of common stock issuable upon conversion of convertible promissory notes expected to be converted prior to our dissolution but after January 4, 2010 and does not include 43,600 shares of common stock issuable upon conversion of the Series 2 Stock expected to be converted prior to our dissolution but after January 4, 2010.

6.           Includes 400 shares of Series 2 Stock which carry the right to 2,000 votes per share on any matter put to a vote of the common stock (equivalent to an aggregate of 800,000 votes of common stock), 119,565 shares of common stock and 12,000 shares of common stock underlying options pursuant to Nyer’s stock option plans.  Does not include 163,043 shares of common stock issuable upon conversion of convertible promissory notes t expected to be converted prior to our dissolution but after January 4, 2010 and does not include 43,600 shares of common stock issuable upon conversion of the Series 2 Stock expected to be converted prior to our dissolution but after January 4, 2010.

7.           Includes 400 shares of Series 2 Stock which carry the right to 2,000 votes per share on any matter put to a vote of the common stock (equivalent to an aggregate of 800,000 votes of common stock), 119,965 shares of common stock and 18,000 shares of common stock underlying options pursuant to Nyer’s stock option plans. Does not include 163,043 shares of common stock issuable upon conversion of convertible promissory notes expected to be converted prior to our dissolution but after January 4, 2010 and does not include 43,600 shares of common stock issuable upon conversion of the Series 2 Stock expected to be converted prior to our dissolution but after January 4, 2010.

8.           Consists of 20,000 shares of common stock underlying vested options granted pursuant to Nyer’s stock option plans.

9.           Consists of 40,000 shares of common stock underlying vested options granted pursuant to Nyer’s stock option plans.

10.         Consists of 20,000 shares of common stock underlying vested options granted pursuant to Nyer’s stock option plans.

11.         This information is as of October 26, 2009 and is based solely on a Schedule 13G filed with the SEC on November 4, 2009.  The Schedule 13G was filed by Mr. Sandberg, the controlling member of Red Oak Partners, LLC, a New York limited liability company, which serves as the general partner of The Red Oak Fund, LP, a Delaware limited partnership (the “Red Oak Fund”) and a managing member of Pinnacle Fund LLLP, a Colorado limited liability limited partnership (“Pinnacle Fund”, and together with the Red Oak Fund, the “Funds”). The Funds directly own the shares as reported in the Schedule 13G. In accordance with the disclosures set forth in such Schedule 13G, Mr. Sandberg reports shared voting power over 338,441 shares and shared dispositive power over 338,441 shares, but disclaims beneficial ownership as to all of these shares. The address of Mr. Sandberg and the other filers is 654 Fourth Avenue, Suite 5, New York, New York 10012.

The following table sets forth the number of our shares of common stock to be held by the current holders of our preferred stock and convertible notes, following conversion thereof as a result of the completion of the WAG Purchase, as well as the expected exercise of options by such individuals.

Name and address of beneficial owner	Number of shares of common stock currently owned	Number of shares of common stock to be received upon conversion of preferred stock	Number of shares of common stock to be received upon conversion of promissory notes	Number of shares of common stock to be received upon exercise of vested, in- the-money options	Total number of shares of common stock to be held after conversion of preferred stock and promissory notes and exercise of vested, in-the- money options	Percentage of common stock outstanding following full conversion of preferred stock and promissory notes (%)
Michael and Lucille Curry	119,565	43,600	163,043	12,000	338,208	6.6%

David Dumouchel	119,565	43,600	163,044	20,000	346,209	6.8%

Mark A. Dumouchel	119,566	43,600	163,044	20,000	346,210	6.8%

Wayne Gunter	119,565	43,600	163,043	12,000	338,208	6.6%

Donato Mazzola	119,565	43,600	163,043	12,000	338,208	6.6%

All preferred shareholders as a group (5 persons)	597,826	218,000	815,217	76,000	1,707,043	33.6%

THE WAG PURCHASE

The following is a summary of the material terms of the WAG Agreement. This summary does not purport to describe all the terms of the WAG Agreement and is qualified by reference to the complete WAG Agreement which is attached as Annex A to this proxy statement and incorporated herein by reference. We urge you to read carefully the full text of the WAG Agreement.

Explanatory Note Regarding Summary of WAG Agreement and Representations and Warranties in the WAG Agreement

The summary of the terms of the WAG Agreement is intended to provide information about the terms of the WAG Purchase. The terms and information in the WAG Agreement should not be relied on as disclosures about WAG, DAW or Nyer without consideration to the entirety of public disclosure by WAG and Nyer as set forth in all of their respective public reports with the SEC. The terms of the WAG Agreement (such as the representations and warranties) govern the contractual rights and relationships, and allocate risks, between the parties in relation to the WAG Purchaser. In particular, the representations and warranties made by the parties to each other in the WAG Agreement have been negotiated between the parties with the principal purpose of setting forth their respective rights with respect to their obligation to close the WAG Purchase should events or circumstances change or be different from those stated in the representations and warranties. Matters may change from the state of affairs contemplated by the representations and warranties. WAG and Nyer will provide additional disclosure in their public reports to the extent that they are aware of the existence of any material facts that are required to be disclosed under federal securities law and that might otherwise contradict the terms and information contained in the WAG Agreement and will update such disclosure as required by federal securities laws.

General

Nyer, DAW and WAG have entered into the WAG Agreement, which provides for a sale by DAW to WAG of certain operating assets, including prescription files and inventory of a total of 12 neighborhood retail pharmacies, or the Acquired Assets.  In addition, WAG will assume real estate leases, with a present value of approximately $500,000, for each of the eight locations from which it will continue operations, and purchase the Parata Equipment at each of the 12 locations, or the Pharmacies, that it is acquiring the assets from DAW.  The purchase price, subject to certain adjustments, is $12,000,000 for the acquired assets, up to $5,750,000 of qualifying inventory to be purchased at cost, plus the purchase of certain Parata Equipment from DAW in the amount of $1,086,106.  Excluded from the sale to WAG are certain excluded assets and liabilities of the Pharmacies, as well as the assets of seven neighborhood retail pharmacies and each of the clinic pharmacies, or the Excluded Assets, to which DAW provides comprehensive pharmacy management services operating within Federally Qualified Health Centers, or FQHC, under Section 340B of the Public Heath Service Act, and four pharmacies that operate as hybrid traditional neighborhood retail pharmacies with separate inventory dedicated to a FQHC, which is too small to support its own pharmacy.  The Board engaged Newbury Piret to advise it on the WAG Purchase.

Other than as described above, the WAG Agreement includes other important provisions.

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DAW is to arrange for any necessary landlord consents and for extensions of any of the assigned real estate leases, which by their terms expire prior to the tenth anniversary of the closing, in order that they have a term extending at least 10 years from the closing date.

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DAW and Nyer are to indemnify WAG for damages related to various warranties and covenants reported within the later of 90 days following the closing and Nyer filing its articles of dissolution, with the exception, in the case of DAW, of damages resulting from the breach of the non-competition covenant, which will continue for three years following the closing and damages resulting from a breach of warranties and covenants relating to DAW’s use of the name Eaton Apothecary, Strand Pharmacy and associated logos, designs or the like, which will continue for 12 months following the closing, but only in the event any current director or officer of DAW has a beneficial interest in DAW’s capital stock.  DAW receives a similar indemnification for any breaches of warranties and covenants by WAG reported within 12 months following closing, with certain limited exceptions that are limited to 90 days.  Nyer guarantees DAW’s indemnification obligations for a period co-terminous with Nyer’s indemnification obligations.

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For a period of three years, Nyer, DAW and their current affiliates under their control are to refrain from competing within an area of five miles of any of the pharmacies included in the Acquired Assets, but specifically excluding the seven excluded neighborhood retail stores and any pharmacies operated under agreements with a clinic, hospital or a healthcare center primarily providing services to such clinic, hospital or healthcare centers’ patients and located within a quarter (1/4) of a mile of such clinic, hospital or healthcare center.

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In the event that DAW proceeds with an Alternative Transaction (defined below) to that set forth in the WAG Agreement, such transaction must provide at least $350,000 of economic benefit to DAW or Nyer in excess of that provided under the WAG Agreement.  In such instance, WAG would receive a break-up fee in the amount of $300,000 and reimbursement of actual out-of-pocket expenses of up to $200,000.

Covenants

DAW and WAG have each undertaken certain covenants in the WAG Agreement concerning the conduct of their respective businesses in regard to the proposed WAG Purchase, between the date the WAG Agreement was signed and the completion of the sale.  The following summarizes these covenants.

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Alternative Transaction; Overbid Protection; Break-up Fee.  In the event that DAW receives an unsolicited bona fide written proposal for a transaction from a third party or a tender offer is initiated by a third party, each referred to as an Alternative Transaction, then DAW or Nyer may provide non-public information to negotiate with such third party.  However, in the event that DAW or Nyer proceeds with an Alternative Transaction, the Alternative Transaction has to be at least $350,000 greater than the sum of (1) $17,750,000 plus (2) any real estate rental payments on security deposits credited to WAG; and DAW would owe to WAG a breakup fee in the amount of $300,000 and reimbursement of actual out-of-pocket expenses paid to non-affiliate third parties by WAG in the amount of up to $200,000, such fees referred to as the Termination Fees; provided further that before determining to proceed with an Alternative Transaction, Nyer or DAW has to provide WAG with five business days’ prior written notice, which notification should include reasonable details regarding the cause for and the nature of the withdrawal, modification, qualification and conditioning of the WAG Agreement.  In addition, should the WAG Agreement be terminated due to DAW’s breach of its representations, warranties or covenants, DAW would owe to WAG the Termination Fees.

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DAW Employees.  DAW has agreed to endeavor to use commercially reasonable efforts to continue the employment of employees employed at the Pharmacies as of the date of the WAG Agreement, subject to certain conditions.  WAG agreed to use reasonable best efforts to hire certain employees at the Pharmacies, subject to certain conditions.  The parties agreed that WAG will provide up to $75,000 and DAW will fund $30,000 toward an incentive plan for the purpose of retention of certain employees for the one year period following the closing.

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Non-Competition.  DAW and Nyer agreed for a period of three years after the closing to refrain from and not to cause any affiliates which they control to in any manner whatsoever, directly or indirectly, operate, own, lease, engage or participate as an owner, partner, employee, joint venturer, shareholder, director, assignor, seller, transferor, sales or marketing agent or otherwise in or in connection with any retail, drugstore or  pharmacy business within a five mile radius of any of the Pharmacies other than those that will be retained by DAW after the closing and any of those pharmacies operated in conjunction with a clinic, hospital or a healthcare center primarily providing services to such clinic, hospital or healthcare centers’ patients and located within a quarter (1/4) of a mile of such clinic, hospital or healthcare center.

DAW and Nyer agreed not to directly or indirectly request business from any person who filed a prescription in a 12 month period prior to the closing date at any of the Pharmacies for a period of three years after the closing.  Likewise, DAW and Nyer agreed that they will not solicit or recruit any employees of the Pharmacies as of the date of the WAG Agreement for a period of three years after the closing.

•	Interim Operations. Pending the closing, DAW will operate and carry on the business at the Pharmacies in the ordinary course and substantially as operated prior to the date of the WAG Agreement.

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Taxes.  DAW is responsible for the payment of taxes with regard to the Pharmacies for the period prior to the closing of the sale.  DAW and WAG agreed to cooperate with each other in the filing of any tax returns.  The obligations contained in the tax section of the WAG Agreement are unconditional and absolute and remain in effect without limitations as to time.

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Access.  WAG is provided reasonable access upon reasonable notice and during regular business hours to any of the properties, contracts, books, records, data and personal of DAW relating to the business not yet provided as of the date of the WAG Agreement and reasonably important to the operation of the business.

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Consent to Third Parties.  The parties agreed to cooperate using commercially reasonable efforts to secure the necessary consents and approvals of government entities and the landlords and lessors to any of the real estate leases and equipment leases.

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Avoiding Abandonment.  If and to the extent necessary and permitted under applicable law, DAW would allow WAG the right to operate under certain permits, licenses, authorizations and waivers until WAG is able to replace its permits and licenses with its own.  WAG provided DAW with an indemnification for any damages it may suffer as a result of WAG’s licenses, authorizations, permits and waivers.  The parties agreed to cooperate in the applications and permitting process that might be required to allow WAG to acquire licenses, authorizations, permits or waivers.

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Records and Data.  The parties agreed that WAG will engage a consultant to convert DAW’s prescription file and record data in electronic form to a format specified by WAG; that DAW will maintain a copy of all record data; and that the parties have complied and will comply with requirements under the Health Insurance Portability and Accountability Act of 1996, or HIPAA.

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Prescriptions.  DAW agreed to use reasonable efforts to fill and deliver to customers of the Pharmacies any partial-fill prescriptions with a remaining quantity balance.  For any such balances remaining at closing, DAW will credit the prescription to the customer or to the third-party payor, as appropriate.  WAG assumes no liability for such remaining prescriptions.  In addition, prior to closing, DAW will reverse and return to stock any filled prescriptions that have not been picked up, providing all necessary notice to any third-party payors, and will provide WAG with a list of such prescriptions.

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Remittance.  The parties agreed that (1) in the event WAG receives payment from any parties for services rendered by DAW on or before the closing, WAG will remit such payment to DAW as soon as reasonably practicable after receipt thereof (but in no event later than 15 days) and (2) in the event DAW receives payment from any parties for services rendered by WAG after the closing, DAW will remit such payment to WAG as soon as reasonably practicable after receipt thereof (but in no event later than 15 days).

•	Shareholder Meeting. The Board adopted resolutions approving the WAG Purchase and recommending its adoption to the Nyer shareholders.

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Proxy Statement.  Nyer agreed to timely file with the SEC, and mail to shareholders, a proxy statement relating to the WAG Purchase; to respond to any SEC comments; and to provide WAG with copies of such documentation and correspondence for its review and comment.

After the closing WAG will have the right to use the trade names and trademarks associated with the Pharmacies in connection with the signage, advertisements, solicitations and announcements and similar matters related to any pharmacies for a period of 12 months.

The parties agreed to cooperate following execution of the WAG Agreement to develop a detailed transition plan, which transition plan will include the provision of transition services for a period of 60 days by DAW to WAG.  DAW is to provide estoppel certificates from each of the landlords for leases that are assigned to WAG, providing the leases so require.  Likewise, for any real estate lease which is being assigned to WAG which expires by its terms within ten years following the closing, DAW is to arrange for a lease extension at least consistent with market terms and reasonably acceptable to WAG.

Indemnification

DAW and Nyer agreed to indemnify and hold WAG and its related entities harmless from and against any loss and expenses incurred by it in connection with any:  (1) breach of warranty or an inaccuracy or representation by it contained in the WAG Agreement or certificates delivered; (2) any breach by it of its covenants or agreements or failing to perform its obligation and agreement after receipt of timely notice; (3) the failure to pay, perform or discharge any excluded liability; or (4) any claims on behalf of any current or future, holders of capital stock or interest in it or its creditors relating to the execution, delivery and performance of the WAG Agreement or the transactions contemplated therein.  DAW’s indemnification obligations begin at an aggregate of $50,000 and are generally limited to a total of $1,200,000, with certain exceptions which are limited to $4,000,000.  Further, DAW and Nyer’s indemnification obligations terminate on the later to occur of 90 days or the filing of Nyer’s certification of dissolution, with the exception, in the case of DAW, of damages resulting from the breach of the non-competition covenant, which will continue for three years following the closing and damages resulting from a breach of warranties and covenants relating to DAW’s use of the name Eaton Apothecary, Strand Pharmacy and associated logos, designs or the like, which will continue for 12 months following the closing, but only in the event any current director or officer of DAW has a beneficial interest in DAW’s capital stock.  WAG agreed to indemnify DAW, with certain limited exceptions, and Nyer for its breach of the WAG Agreement for a period of 12 months in an unlimited amount.  The parties agree that the indemnification provisions are the sole remedies available to any of the parties except as otherwise be limited by law.

Nyer guaranteed DAW’s indemnification obligations co-extensive with Nyer’s indemnification period.

Representations and Warranties

Reciprocal representations and warranties made in the WAG Agreement relate to, among other things:

•	corporate existence, qualification to conduct business and corporate standing and power;

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corporate authority to enter into, and carry out the obligations under, the WAG Agreement and all other documents and agreements thereunder and enforceability of the WAG Agreement and all other documents and agreements thereunder; and

•	absence of a breach of the certificate of incorporation or articles of organization, bylaws, law or material agreements as a result of the WAG Purchase.

Additional representations and warranties made by DAW to WAG relate to, among other things:

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the absence of any actions, suits, or proceedings, pending or to DAW’s knowledge threatened, with regard to the Pharmacies or assets being sold or complaints under HIPAA or patient privacy and data protection laws.  There are currently no material judgments, decrees, orders, writs, injunctions, rulings, decisions or the like by any court or government entity with respect to the Pharmacies or assets being sold;

•	title to the Acquired Assets;

•	necessary vote of shareholders;

•	financial schedules for the Pharmacies;

•	tax matters;

•	relationships with distributors, suppliers and third party payors;

•	information provided in this proxy statement;

•	affiliate transactions;

•	compliance with anti-takeover statutes;

•	warranties on pharmaceuticals and other products;

•	prescription count information;

•	environmental matters with respect to DAW;

•	compliance with law, including Medicare and Medicaid and other payment programs, and obtaining of permits;

•	suppliers, distributors and third party payors;

•	prescription volume;

•	employee matters and employee relations;

•	leases to real properties;

•	the condition of personal property at the Pharmacies; and

•	inventory and quality of inventory.

Additional representations and warranties made by Nyer to WAG relate to, among other things:

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the absence of any actions, suits, or proceedings, pending or to Nyer’s knowledge threatened, with regard to the Pharmacies or assets being sold or complaints under HIPAA or patient privacy and data protection laws.  There are currently no material judgments, decrees, orders, writs, injunctions, rulings, decisions or the like by any court or government entity with respect to the Pharmacies or assets being sold;

•	necessary vote of shareholders;

•	compliance with anti-takeover statutes; and

•	accuracy of information to be provided in this proxy statement.

WAG also made representations to DAW about the lack of any requirement of any approvals, consents, authorization filings or registrations, as well as the sufficiency of its funds to complete the transactions contemplated by the WAG Agreement.

Closing Conditions

The completion of the WAG Purchase depends upon the satisfaction or waiver of a number of conditions, including, but not limited to, the following:

•	the approval of the WAG Purchase by Nyer’s shareholders;

•	the receipt by DAW of releases executed by a duly authorized agent of Parata relating to the termination of the leases and the release of the Parata Equipment;

•	the procurement by WAG of all licenses, permits, Medicaid or Medicare numbers, or similar items required to operate the business being purchased by WAG;

•	the absence of any applicable law or proceeding that would prohibit the consummation of the WAG Purchase;

•	the parties’ representations and warranties being true and correct in all material respects as of the closing;

•	the performance in all material respects of all of the parties’ covenants under the agreement at or prior to the effective time of the WAG Purchase; and

•	the assignment of leases at the eight operating locations and the extension of the lease terms such that the leases will each have at least a 10 year term as of the closing.

Termination

Termination is permitted by mutual consent of WAG and DAW.  In addition, termination is permitted:

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By WAG in the event of any material breach by DAW of the WAG Agreement and such material breach is incapable of being cured or, if capable, if not cured within 30 days following receipt by DAW of notice of such material breach from WAG;

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By DAW in the event of any material breach by WAG of the WAG Agreement and such material breach is incapable of being cured or, if capable, if not cured within 30 days following receipt by WAG of notice of such material breach from DAW;

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By either WAG or DAW if any governmental body shall have issued a final and non-appealable order, decree or ruling permanently restraining, adjoining or otherwise prohibits the consummation of the transactions contemplated by the WAG Agreement;

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By either DAW or WAG if the closing shall not have occurred on or before 135 days after the date that the WAG Agreement has been signed, provided that only the party who is not in breach or exercise has this right of termination;

•	By either DAW or WAG if DAW enters into an Alternative Transaction; or

•	By either DAW or WAG if the Nyer shareholders do not approve the WAG Purchase.

The effect of termination is that all obligations under the WAG Agreement terminate but for the obligations of confidentiality and nondisclosure, the obligation for overbid protection, break-up fees and expense reimbursement, and the obligation for any shared expenses, and the application of applicable law as provided in the WAG Agreement.

Accounting Treatment

For a description of the accounting treatment of the WAG Purchase, see “Proposed Transactions — Accounting Treatment” beginning on page 32.

Required Vote

All holders of our common stock and preferred stock as of the record date are entitled to vote on Proposal 1. The approval of the WAG Purchase requires the affirmative vote of the holders of a majority of the votes entitled to be cast (which includes the votes represented by outstanding shares of Nyer common stock and preferred stock, with each share of preferred stock having the right to cast 2,000 votes), as well as the affirmative vote of the majority of the outstanding shares of common stock, voting separately as a class.  Abstentions and broker non-votes will have the same effect as votes against Proposal 1. It is intended that shares represented by the enclosed form of proxy will be voted in favor of Proposal 1 unless otherwise specified in such proxy.

Recommendation of our Board of Directors

The Board has determined that the sale of assets pursuant to the WAG Purchase is advisable and in our best interests and the best interests of our shareholders. The Board has approved the WAG Purchase and unanimously recommends that shareholders vote "FOR" approval of the WAG Purchase.

No Dissenters’ or Appraisal Rights

Nyer shareholders are not entitled to any dissenters’ or appraisal rights in connection with the WAG Purchase.

THE DAW STOCK PURCHASE

The following is a summary of the material terms of the DAW Purchase Agreement. This summary does not purport to describe all the terms of the agreement and is qualified by reference to the complete DAW Purchase Agreement which is attached as Annex B to this proxy statement and incorporated herein by reference. We urge you to read carefully the full text of the DAW Purchase Agreement.

Explanatory Note Regarding Summary of DAW Purchase Agreement and Representations and Warranties in the DAW Purchase Agreement

The summary of the terms of the DAW Purchase Agreement is intended to provide information about the terms of the DAW Stock Purchase. The terms and information in the DAW Purchase Agreement should not be relied on as disclosures about the Management Team, DAW or Nyer without consideration to the entirety of public disclosure by Nyer as set forth in all of its public reports with the SEC. The terms of the DAW Purchase Agreement (such as the representations and warranties) govern the contractual rights and relationships, and allocate risks, between the parties in relation to the transaction. In particular, the representations and warranties made by the parties to each other in the DAW Purchase Agreement have been negotiated between the parties with the principal purpose of setting forth their respective rights with respect to their obligation to close the transaction should events or circumstances change or be different from those stated in the representations and warranties. Matters may change from the state of affairs contemplated by the representations and warranties. Nyer will provide additional disclosure in its public reports to the extent that it is aware of the existence of any material facts that are required to be disclosed under federal securities law and that might otherwise contradict the terms and information contained in the DAW Purchase Agreement and will update such disclosure as required by federal securities laws.

General

Certain members of management have offered to purchase the stock of DAW immediately following the closing of the WAG Purchase, which offer has been memorialized in the DAW Purchase Agreement, attached hereto as Annex B, or the Offer.  The Management Team is comprised of Mark Dumouchel, David Dumouchel, Michael Curry, Donato Mazzola and Wayne Gunter.  The Board formed the Special Committee to review and consider the Offer.  The Special Committee engaged separate counsel from Nyer and DAW to advise it on the Offer and the investment banking firm of Newbury Piret to render an opinion on the fairness of the Offer.

Following negotiations, the Management Team and the Special Committee agreed on the terms of the sale, which provide for the Management Team to purchase from Nyer all of the issued and outstanding stock of DAW.

The DAW Stock Purchase will provide Nyer with $1,500,000 in benefits. These benefits are achieved through a combination of a cash payment by the Management Team in the amount of at least $300,000 and the retention by the post closing entity of certain pre-closing DAW liabilities and assumption of certain Nyer liabilities, in the aggregate amount of up to $1,200,000.  The allocation of the $1,500,000 in benefits between cash and the assumption of liabilities is in the discretion of the Management Team, subject to the limits set forth above.

Immediately prior to the closing of the DAW Stock Purchase, DAW will distribute to Nyer the proceeds received from the closing of the WAG Purchase reduced by DAW's liabilities, as defined by generally accepted accounting principles, other then those that the Management Team has chosen to retain in the aggregate amount of up to $1,200,000.00, increased by any cash on hand and adjusted by an amount by which the accounts receivable balance as of closing date exceeds or is less than the amount of the projected tax reserve.  Within 60 days following the closing, unless otherwise extended by the parties, DAW will pay to Nyer the tax reserve and upon the completion of a closing date balance sheet, the parties will adjust for any prior post closing over or under payments in accordance with a final balance sheet.

Representations and Warranties

Nyer represents and warrants to the Management Team:

•	That it holds of record and owns beneficially, 2,500 shares of DAW common stock free and clear of all encumbrances or restrictions on transfer to the Management Team;

•	That upon the transfer the Management Team will acquire record title, free and clear of all encumbrances to such shares;

•	That proceeding with the DAW Stock Purchase is duly authorized and neither violates any government rule, law or regulation nor requires any consents, registration, approvals or the like.

The Management Team Represents and Warrants to Nyer:

•	That each member of the Management Team is duly authorized to proceed with the DAW Stock Purchase;

•	That each member of the Management Team is an “accredited investor” as that term is defined in Regulation D or under the Securities Act of 1933;

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That each member of the Management Team is acquiring the DAW common stock for his own account, and not for resale and that he will not distribute the DAW common stock in violation of the Securities Act of 1933, as amended, or any applicable state securities law;

•	That each member of the Management Team is familiar with DAW’s business and has chosen to purchase the stock based on such knowledge; and

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That each member of the Management Team understands that the market for the DAW stock is illiquid and that he is purchasing with the intent of long term investment, understanding the risks of the purchase.

Conditions to Closing

The completion of the DAW Stock Purchase depends upon the satisfaction or waiver of a number of conditions, including the following:

•	The WAG Purchase shall have closed and DAW shall have received at least $17,750,000, subject to adjustment;

•	No law or order that is in effect will restrain, enjoin or otherwise prohibit consummation of the DAW Stock Purchase;

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That the affirmative vote of the holders of a majority of the votes entitled to be cast (which includes the votes  represented by outstanding shares of Nyer common stock and preferred stock, with each share of preferred stock having the right to cast 2,000 votes), as well as the affirmative vote of the majority of the outstanding shares of common stock, voting separately as a class, is obtained;

•	The parties shall have agreed upon or otherwise achieved a closing date balance sheet in accordance with past practices and generally accepted accounting principals;

•	The representations and warranties of each party shall be true and correct in all material respects as of the closing;

•	Each party shall have performed all obligations under the DAW Purchase Agreement; and

•	As concerns the Management Team, they shall have received their severance payments.

Alternative Transaction; Overbid Protection

In the event that Nyer receives an unsolicited bona fide written proposal for an alternative sales transaction from a third party then Nyer may provide non-public information to negotiate with such third party.  However, in the event that DAW proceeds with an alternative transaction, the alternative transaction has to be at least $100,000 greater consideration and, in addition, Nyer would owe the Management Team reimbursement of reasonable, actual out-of-pocket expenses paid to non-affiliate third parties by the Management Team in the amount of up to $200,000.  Provided further that before determining to proceed with an alternative sales transaction, Nyer has to provide the Management Team with five business days’ prior written notice which notification should include reasonable details regarding cause for and the nature of the withdrawal, modification, qualification and conditioning of the DAW Purchase Agreement.

Accounting Treatment

For a description of the accounting treatment, see “Proposed Transactions — Accounting Treatment” beginning on page 32.

Required Vote

All holders of our common stock and preferred stock as of the record date are entitled to vote on Proposal 2. The approval of the DAW Stock Purchase requires the affirmative vote of the holders of a majority of the votes entitled to be cast (which includes the votes represented by outstanding shares of Nyer common stock and preferred stock, with each share of preferred stock having the right to cast 2,000 votes), as well as the affirmative vote of the majority of the outstanding shares of common stock, voting separately as a class.   Abstentions and broker non-votes will have the same effect as votes against Proposal 2. It is intended that shares represented by the enclosed form of proxy will be voted in favor of Proposal 2 unless otherwise specified in such proxy.

Recommendation of our Board of Directors

The Board has determined that sale of stock pursuant to the DAW Stock Purchase is advisable and in our best interests and the best interests of our shareholders. The Board has approved the DAW Stock Purchase and unanimously recommends that shareholders vote "FOR" approval of the DAW Stock Purchase (with Messrs. Mark and David Dumouchel abstaining).

No Dissenters’ or Appraisal Rights

Nyer shareholders are not entitled to any dissenters’ or appraisal rights in connection with the DAW Stock Purchase.

THE PLAN OF DISSOLUTION

The following is a summary of the material terms of the Plan of Dissolution. This summary does not purport to describe all the terms of the agreement and is qualified by reference to the complete Plan of Dissolution which is attached as Annex C to this proxy statement and incorporated herein by reference. We urge you to read carefully the full text of the Plan of Dissolution.

Dissolution Under Florida Law

Florida law provides that a corporation may dissolve upon the recommendation of the board of the corporation, followed by the approval of its shareholders. Following such approval, the dissolution is effected by filing articles of dissolution with the Florida Secretary of State. The corporation is dissolved upon the effective date of its articles of dissolution, or the Effective Date.

Section 607.1405 of the FBCA provides that once a corporation is dissolved, it continues its corporate existence but may not carry on any business except that appropriate to wind up and liquidate its business and affairs. The process of winding up includes:

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the collection of assets and the disposal of properties that will be applied toward the satisfaction or making reasonable provision for the satisfaction of liabilities and claims or will not otherwise be distributed in kind to the corporation's shareholders;

•	the satisfaction or making reasonable provision for satisfaction of liabilities and claims;

•	subject to statutory limitations, the distribution of any remaining assets to the shareholders of the corporation; and

•	the taking of all other actions necessary to wind up and liquidate the corporation's business and affairs.

Approval of Plan of Dissolution

The Plan of Dissolution must be approved by the affirmative vote of the holders of a majority of the votes entitled to be cast (which includes the votes represented by outstanding shares of Nyer common stock and preferred stock, with each share of preferred stock having the right to cast 2,000 votes). The approval of the Plan of Dissolution by the requisite vote of the holders of our common stock and preferred stock will constitute adoption of the Plan of Dissolution and a grant of full and complete authority for the Board and officers, without further shareholder action, to proceed with the dissolution and liquidation of Nyer in accordance with any applicable provision of the FBCA.

Dissolution and Liquidation

If the Plan of Dissolution is approved by the requisite vote of our shareholders, the steps set forth below will be completed at such times as the Board, in its discretion and in accordance with the FBCA, deems necessary, appropriate or advisable in our best interests and the best interests of our shareholders:

•	the filing of articles of dissolution with the Florida Secretary of State;

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the cessation of all of Nyer's business activities except those relating to winding up and liquidating Nyer's business and affairs, including, but not limited to, prosecuting and defending suits by or against Nyer, collecting Nyer's assets, converting Nyer's assets into cash or cash equivalents, discharging or making provision for discharging Nyer's liabilities, withdrawing from all jurisdictions in which Nyer is qualified to do business and distributing Nyer's remaining property among our shareholders according to their interests;

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the payment of or the making of reasonable provision for the payment of all claims and obligations known to Nyer, and the making of such provisions as will be reasonably likely to be sufficient to provide compensation for any claim against Nyer which is the subject of a pending action, suit or proceeding to which Nyer is a party, including, without limitation, the establishment and setting aside of a reasonable amount of cash and/or property to satisfy such claims against and obligations of Nyer;

•
the pro rata distribution to our shareholders, or the transfer to one or more liquidating trustees, for the benefit of our shareholders under a liquidating trust, of the remaining assets of Nyer after payment or provision for payment of claims against and obligations of Nyer; and

•	the taking of any and all other actions permitted or required by the FBCA and any other applicable laws and regulations.

Authority of Officers and Directors

After the Effective Date, we expect that the Board (or some subset thereof) and our officers will continue in their positions for the purpose of winding up the business and affairs of Nyer. The Board may appoint officers, hire employees and retain independent contractors and agents in connection with the winding up process, and is authorized to pay compensation to or otherwise compensate Nyer's directors, officers, employees, independent contractors and agents above their regular compensation in recognition of the extraordinary efforts they may be required to undertake in connection with the successful implementation of the Plan of Dissolution. Adoption of the Plan of Dissolution by the requisite vote of our shareholders will constitute approval by our shareholders of any such cash or non-cash compensation.

The approval of the Plan of Dissolution by our shareholders also will authorize, without further shareholder action, the Board to do and perform, or to cause our officers to do and perform, any and all acts and to make, execute, deliver or adopt any and all agreements, resolutions, conveyances, certificates and other documents of every kind that the Board deems necessary, appropriate or desirable, in the absolute discretion of the Board, to implement the Plan of Dissolution and the transactions contemplated thereby, including, without limitation, all filings or acts required by any state or federal law or regulation to wind up its affairs.

Liquidating Trust

If deemed necessary, appropriate or desirable by the Board, in furtherance of the dissolution and distribution of our assets to shareholders in accordance with our Plan of Dissolution, we may transfer to one or more liquidating trustees, for the benefit of our shareholders under a liquidating trust, any or all of our assets, including any cash intended for distribution to creditors and shareholders not disposed of at the time of dissolution of Nyer. The Board is authorized to appoint one or more individuals, corporations, partnerships or other persons, or any combination thereof, including, without limitation, any one or more of our directors, officers, employees, agents or representatives, to act as the initial trustee. Any trustee so appointed shall succeed to all right, title and interest of Nyer of any kind and character with respect to such transferred assets and, to the extent of the assets so transferred and solely in its capacity as trustee, shall assume all of our claims and obligations, including any unsatisfied claims and unknown or contingent liabilities. Any conveyance of assets to a trustee shall be deemed to be a distribution of property and assets by us to our shareholders, including for U.S. federal income tax purposes. Approval of the Plan of Dissolution by our shareholders shall constitute the approval of any trustee so appointed, any liquidating trust agreement, and any transfer of assets by us to the trust.

Whether or not a trust shall have been previously established, if it should not be feasible for us to make the final liquidating distribution to our shareholders of all our assets and properties prior to the third anniversary of the filing of our articles of dissolution, then, on or before such date, we may establish a trust and transfer any remaining assets and properties to the trustees. Any such distribution shall be only in the form of cash.

Professional Fees and Expenses

It is specifically contemplated that we will obtain legal and accounting advice and guidance from one or more law and accounting firms in implementing the Plan of Dissolution, and we will pay all fees and expenses reasonably incurred by us in connection with or arising out of the implementation of the Plan of Dissolution, including the prosecution, defense, settlement or other resolution of any claims or suits by or against us, the discharge, filing and disclosure of outstanding obligations, liabilities and claims, filing and resolution of claims with local, county, state and federal tax authorities, and the advancement and reimbursement of any fees and expenses payable by us pursuant to the indemnification we provide in our certificate of incorporation and bylaws, the FBCA or otherwise. In addition, in connection with and for the purpose of implementing and assuring completion of the Plan of Dissolution, we may, in the absolute discretion of the Board, pay any brokerage, agency, professional and other fees and expenses of persons rendering services to us in connection with collection, sale, exchange or other disposition of Nyer's property and assets and the implementation of the Plan of Dissolution.

Indemnification

We will continue to indemnify our directors, officers, employees, consultants, and agents to the maximum extent permitted in accordance with applicable law, our certificate of incorporation and bylaws, and any contractual arrangements, for actions taken in connection with the Plan of Dissolution and the winding up of our business and affairs, and we will indemnify any trustees and their agents on similar terms. The Board and trustees are authorized to obtain and maintain insurance for the benefit of such directors, officers, employees, consultants, agents and trustees to the extent permitted by law and as may be necessary or appropriate to cover our obligations under the Plan of Dissolution, including seeking an extension in time and coverage of Nyer's insurance policies currently in effect.

Liquidating Distributions

We will, as determined by the Board, (1) pay or make reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured contractual claims known to Nyer, (2) make such provisions as will be reasonably likely to be sufficient to provide compensation for any claim against Nyer which is the subject of a pending action, suit or proceeding to which Nyer is a party and (3) make such provision as will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to Nyer or that have not arisen but that, based on facts known to Nyer or successor entity, are likely to arise or to become known to Nyer or successor entity within 10 years after the Effective Date. Any of our assets remaining after the payment or the provision for payment of claims against and obligations of Nyer shall be distributed by us pro rata to our shareholders. Such distribution may occur all at once or in a series of distributions and shall be in cash or assets, in such amounts, and at such time or times, as the Board or trustees, in their absolute discretion, may determine.

If any liquidating distribution to a shareholder cannot be made, whether because the shareholder cannot be located, has not surrendered its certificates evidencing our common stock as may be required pursuant to the Plan of Dissolution, or for any other reason, then the distribution to which such shareholder is entitled will be transferred, at such time as the final liquidating distribution is made, to the official of such state or other jurisdiction authorized or permitted by applicable law to receive the proceeds of such distribution. The proceeds of such distribution will thereafter be held solely for the benefit of and for ultimate distribution to such shareholder as the sole equitable owner thereof and will be treated as abandoned property and escheat to the applicable state or other jurisdiction in accordance with applicable law. In no event will the proceeds of any such distribution revert to or become our property.

Amendment, Modification or Revocation of Plan of Dissolution

If for any reason the Board determines that such action would be in the best interest of Nyer, the Board may, in its sole discretion and without requiring further shareholder approval, revoke the Plan of Dissolution and all action contemplated thereunder, to the extent permitted by the FBCA. The Board may not amend or modify the Plan of Dissolution under circumstances that would require additional shareholder approval under the FBCA and federal securities laws without complying with such requirements. The Plan of Dissolution would be void upon the effective date of any such revocation.

Cancellation of Common Stock

The liquidating distributions to shareholders pursuant to the Plan of Dissolution shall be in complete redemption and cancellation of all of the outstanding shares of our common stock. As a condition to receipt of the liquidating distribution, the Board or trustees may require our shareholders to (1) surrender to us their certificates evidencing their shares of common stock or (2) furnish us with evidence satisfactory to the Board or trustees of the loss, theft or destruction of such certificates, together with such surety bond or other security or indemnity as may be required by and satisfactory to the Board or trustees. Thereafter, each holder of our common stock will cease to have any rights with respect to his, her or its shares, except the right to receive distributions pursuant to the Plan of Dissolution.

Treatment of Options and Warrants

Any options or warrants to acquire shares of Nyer common stock will be cancelled, effective at the same time the Plan of Dissolution is effective, without any consideration.  Therefore, holders of vested options or warrants wishing to receive any proceeds in the dissolution should consider, with input from their own advisors, whether they wish to exercise their vested options or warrants prior to such time and notify Nyer of their intentions to exercise their vested options or warrants on or before the record date set by the Nyer Board for the liquidating distribution.  Holders of options and warrants will receive additional information about the deadline by which they must exercise or have their options or warrants cancelled.

Liquidation Under Code Sections 331 and 336

It is intended that the Plan of Dissolution constitutes a plan of complete liquidation of Nyer within the meaning of Sections 331 and 336 of the Code. The Plan of Dissolution will be deemed to authorize the taking of such action as, in the opinion of counsel for Nyer, may be necessary to conform with the provisions of Sections 331 and 336 of the Code and the Treasury Regulations promulgated thereunder.

Filing of Tax Returns, Forms and Other Reports and Statements

The Plan of Dissolution authorizes our officers to make such elections for tax purposes as are deemed appropriate and in the best interest of Nyer. The Plan of Dissolution directs us to file an appropriate statement of corporate dissolution with the IRS to notify all jurisdictions of any withdrawals related to qualification to do business, and to file final tax returns and reports as required, including the proper IRS forms related to the reporting of liquidating distributions to shareholders.

Estimated Liquidating Distributions

MANY OF THE FACTORS INFLUENCING THE AMOUNT OF CASH DISTRIBUTED TO OUR SHAREHOLDERS AS A LIQUIDATING DISTRIBUTION CANNOT CURRENTLY BE QUANTIFIED WITH CERTAINTY AND ARE SUBJECT TO CHANGE. ACCORDINGLY, YOU WILL NOT KNOW THE EXACT AMOUNT OF ANY LIQUIDATING DISTRIBUTIONS YOU MAY RECEIVE AS A RESULT OF THE PLAN OF DISSOLUTION WHEN YOU VOTE ON THE PROPOSAL TO APPROVE THE PLAN OF DISSOLUTION. YOU MAY RECEIVE SUBSTANTIALLY LESS THAN THE AMOUNT WE CURRENTLY ESTIMATE.

As of September 30, 2009, we had approximately $1 million of cash and $6 million of trade accounts receivable and approximately $10 million of liabilities.  We expect that cash from operations, net of cash used in operations, between September 30, 2009, and the closing dates of the WAG Purchase and the DAW Stock Purchase will be break even.  In addition, we anticipate receiving the proceeds from the WAG Purchase and the DAW Stock Purchase on the date of the closings and using cash, and current assets converted to cash, between September 30, 2009, and the end of the dissolution process for a number of items, including the following:

•	costs directly related to the WAG Purchase and the DAW Stock Purchase;

•	ongoing operating, overhead, and administrative expenses;

•	severance and termination benefits afforded to terminated employees;

•	insurance coverage for periods subsequent to the Effective Date;

•	expenses incurred in connection with the dissolution and our liquidation; and

•	professional, legal, tax, accounting, and consulting fees.

This projected liquidating distribution analysis assumes that the Plan of Dissolution will be approved by our shareholders.  If the Plan of Dissolution is not approved by our shareholders, no liquidating distributions will be made.  Based on the foregoing, we currently estimate that the amount ultimately distributed to our shareholders will be between approximately $1.84 and $2.00 per share of our common stock.  We expect all holders of preferred stock to convert those shares into common stock prior to the liquidating distribution.  The following estimates are not guarantees, do not reflect the total range of possible outcomes, and have not been audited or reviewed by our independent registered public accounting firm.  You may receive substantially less than the amount we currently estimate, or you may not receive any liquidating distributions if the Plan of Dissolution is not approved by our shareholders.

Estimated Liquidating Dividend to Shareholders
	Low Range of	High Range of
	Net Proceeds	Net Proceeds

Cash as of September 30, 2009	$976,000	$976,000
Net cash provided by WAG transaction (a)	11,452,000	11,682,000
Net cash provided by DAW transaction (b)	1,175,000	1,207,000
Estimated cash provided (used) in operations from October 1, 2009, through December 31, 2009 (c)	(3,450,000)	(2,868,000)
Payment in full of long-term debt (d)	(509,000)	(509,000)
Professional fees (legal, tax accounting, other) (e)	(150,000)	(100,000)
Prepayment of D&O insurance (f)	(142,000)	(142,000)
Exercise of fully vest stock options (g)	1,223,000	1,223,000
Total cash available for distribution to shareholders	10,575,000	11,469,000

Shares outstanding (h)	5,744,416	5,744,416
Estimated per share distribution	$1.84	$2.00

Notes:

(a)
Consists of total proceeds of $18.9 million less $0.2 million for remaining non-cancelable lease term on building leases of non-operative stores sold to WAG; $1.1 million for operating equipment lease buy-outs; $1.4 million for executive and employee retention and severance benefits afforded to employees on termination; $0.5 million to $0.6 million, in the high and low ranges, respectively, for legal, tax, and accounting fees; and $4.0 million to $4.1 million, in the high and low ranges, respectively, for state and federal income taxes.

(b)	Consists of total proceeds of $0.3 million of cash plus income tax benefit from loss on sale of $0.9 million.

(c)
Consists of $4.5 million to $4.7 million, in the low and high range, respectively, of accounts receivable cash collections; $6.0 million to $5.7 million, in the low and high range, respectively, of accounts payable disbursements, and $2.0 million to $1.9 million in the low and high range, respectively, of cash disbursements related to other current liabilities including $0.2 million for accrued income taxes and $1.8 million for accrued wages and related taxes.  In conjunction with the DAW Stock Purchase, the Management Team may assume up to $1.2 million of liabilities and long-term debt of DAW and Nyer. Accounts payable disbursements have been reduced for the $1.2 million of liabilities and long-term debt assumed.

(d)
Consists of the unpaid principal balance of the Nyer and Nyle International Corp. long-term debt.  The capital lease obligations will be paid in full in conjunction with the buy-out of the equipment leases.    The convertible debt will convert into common stock on the date of the closing of the WAG Purchase and DAW Stock Purchase.

(e)	Consists of independent contractor fees, dissolution and liquidation expenses, and other compliance costs.

(f)
Consists of directors and officers liability insurance.  Nyer will prepay directors and officers liability insurance for six years from the date of total liquidation which will extend the directors and officers liability insurance coverage for future claims.

(g)	Consists of fully vested in-the-money common stock options, which are assumed to be exercised.

(h)
Consists of 3,978,199 shares of common stock outstanding as of September 30, 2009, and 733,000 shares of common stock issuable upon exercise of fully vested in-the-money stock options, 218,000 shares of common stock issuable upon conversion of the Series 2 Stock, and 815,217 shares of common stock issuable upon conversion of the convertible promissory notes.

Pursuant to the Plan of Dissolution, we intend to liquidate all of our remaining non-cash assets and, after paying or making reasonable provision for the payment of claims against and obligations of Nyer as required by law, distribute any remaining cash to our shareholders. We may defend suits and incur claims, liabilities and expenses (such as salaries and benefits, directors' and officers' insurance, payroll and local taxes, facilities expenses, legal, accounting and consulting fees, rent, and related expenses and miscellaneous office expenses) following approval of the Plan of Dissolution.  Satisfaction of these claims, liabilities and expenses will reduce the amount of assets available for ultimate distribution to shareholders. While we cannot predict the actual amount of our liabilities, other obligations and expenses and claims against us, we believe that available cash and any amounts received from the sale of our remaining non-cash assets will be adequate to provide for the satisfaction of our liabilities, other obligations and expenses and claims against us and that we will make one or more cash distributions to shareholders. The estimated range of approximately $1.84 and $2.00 per share is our best current estimate of the aggregate amount of cash that will ultimately be available for distribution to shareholders.

We are not able to predict with certainty the precise nature, amount or timing of any distributions, primarily due to our inability to predict the amount of our remaining liabilities or the amount that we will expend during the course of the liquidation, the timing of any sales of our remaining non-cash assets and the net value, if any, of our remaining non-cash assets. To the extent that the amount of our liabilities or the amounts that we expend during the liquidation are greater than we anticipate, our shareholders may receive substantially less than the amount we currently estimate. The Board has not established a firm timetable for any final distributions to our shareholders. Subject to contingencies inherent in winding up our business, the Board intends to authorize any distributions as promptly as reasonably practicable in our best interests and the best interests of our shareholders. The Board, in its discretion, will determine the nature, amount and timing of all distributions. See “The Proposed Transactions— Factors That Our Shareholders Should Consider With Respect to the Plan of Dissolution” beginning on page 26.

Conduct of the Company Following Dissolution

Assuming that the Plan of Dissolution is approved by the requisite vote of our shareholders, we intend to file articles of dissolution with the Florida Secretary of State as soon as reasonably practicable after the closings of the WAG Purchase and the DAW Stock Purchase. We intend to make a public announcement in advance of the anticipated Effective Date. After the Effective Date, our corporate existence will continue but we may not carry on any business except that appropriate to wind up and liquidate our business and affairs, including, without limitation, collecting and disposing of our assets, satisfying or making reasonable provision for the satisfaction of our liabilities and, subject to legal requirements, distributing our remaining property among our shareholders.

Contingency Reserve

Following the Effective Date, we will pay all expenses and other known liabilities and, should the Board determine it to be necessary and advisable, establish a contingency reserve, consisting of cash or other assets, that the Board believes will be adequate for the satisfaction of all current, contingent or conditional claims and liabilities. We also may seek to acquire insurance coverage and take other steps the Board determines are reasonably calculated to provide for the satisfaction of the reasonably estimated amount of such liabilities. We are currently unable to provide a precise estimate of the amount of a contingency reserve or the cost of insurance or other steps we may undertake to make provision for the satisfaction of liabilities and claims, but any such amount will be deducted before the determination of amounts available for distribution to shareholders.

The actual amount of a contingency reserve, if established, may vary from time to time and will be based upon estimates and opinions of the Board, derived from consultations with management and outside experts, if the Board determines that it is advisable to retain such experts, and a review of our estimated contingent liabilities and our estimated ongoing expenses, including, without limitation: anticipated salary, retention, compensation and benefits payments; estimated legal and accounting fees; regulatory expenses; rent; payroll and other taxes; miscellaneous office expenses; facilities costs; expenses accrued in our financial statements; and costs related to public company reporting matters. We anticipate that expenses for professional fees and other expenses of dissolution may be significant. Our contingency reserve, if established, may not be sufficient to satisfy all of our obligations, expenses and liabilities, in which case a creditor could bring a claim against one or more of our shareholders for the total amount distributed by us to that shareholder or shareholders pursuant to the Plan of Dissolution. From time to time, we may distribute to our shareholders on a pro rata basis any portions of a contingency reserve that the Board deems no longer to be required.

Potential Liability of Shareholders

Under the FBCA, if the amount calculated to provide for the satisfaction of liabilities and claims, including amounts in a contingency reserve, if established, are insufficient to satisfy the aggregate amount ultimately found payable in respect of our liabilities and claims against us, each shareholder could be held liable for amounts due to creditors to the extent of such shareholder’s pro rata share of the claim or up to the amounts distributed to such shareholder under the Plan of Dissolution.

The potential for shareholder liability regarding a distribution continues for three years, with respect to known claims, and four years, with respect to unknown claims, after the Effective Date. Under the FBCA, our dissolution does not remove or impair any remedy available against Nyer, our directors, officers or shareholders for any right or claim existing, or any liability incurred, prior to such dissolution or arising thereafter, unless the action or other proceeding thereon is not commenced within three years after the Effective Date as to known claims and four years after the Effective Date with respect to unknown claims..

If we were held by a court to have failed to make adequate provision for our expenses and liabilities, including amounts in a contingency reserve, if established, a creditor could seek an injunction against us to prevent us from making distributions to shareholders under the Plan of Dissolution. Any such action could delay and substantially diminish liquidating distributions to our shareholders.

Reporting Requirements

Whether or not the Plan of Dissolution is approved, we have an obligation to continue to comply with the applicable reporting requirements of the Exchange Act, even though compliance with such reporting requirements may be economically burdensome of minimal value to our shareholders. If the Plan of Dissolution is approved by our shareholders, in order to curtail expenses, we intend, on or about the Effective Date, to seek relief from the SEC to suspend our reporting obligations under the Exchange Act, and ultimately to terminate the registration of our common stock. We anticipate that, if granted such relief, we would continue to file current reports on Form 8-K to disclose material events relating to our dissolution and liquidation along with any other reports that the SEC might require. However, the SEC may not grant us the requested relief. To the extent that we are unable to suspend our obligation to file periodic reports with the SEC, we would be obligated to continue complying with the applicable reporting requirements of the Exchange Act and will be required to continue to incur the expenses associated with these reporting requirements, which will reduce the cash available for distribution to our shareholders.

Closing of Transfer Books

The Board may direct that our stock transfer books be closed and recording of transfers of common stock discontinued as of the earliest of (1) the close of business on the record date fixed by the Board for the first or any subsequent installment of any liquidating distribution, (2) the close of business on the date on which our remaining assets are transferred to a liquidating trust, or (3) the date on or as reasonably practicable after we file our articles of dissolution under the FBCA. We expect that the Board will close our stock transfer books on or around the Effective Date.  Thereafter, certificates representing shares of our common stock will not be assignable or transferable on our books except by will, intestate succession or operation of law, and we will not issue any new stock certificates, other than replacement certificates. See “Cessation of Trading of Common Stock” below.

The liquidating distributions to shareholders pursuant to the Plan of Dissolution shall be in complete redemption and cancellation of all of the outstanding shares of our common stock. As a condition to receipt of the liquidating distribution, the Board may require our shareholders to (1) surrender to us their certificates evidencing their shares of common stock or (2) furnish us with evidence satisfactory to the Board or any trustees of the loss, theft or destruction of such certificates, together with such surety bond or other security or indemnity as may be required by and satisfactory to the Board or any trustees. Thereafter, each holder of our common stock will cease to have any rights with respect to his, her or its shares, except the right to receive distributions pursuant to the Plan of Dissolution.

In order to participate in the liquidating distribution, shareholders must deliver their share certificates to Nyer and provide all associated documents and tax withholding information.  Additional information regarding the process for receiving a liquidation distribution will be provided by Nyer following the approval of the Transactions.  Any distributions otherwise payable by us to shareholders who have not surrendered their stock certificates, if requested to do so, may be held in trust for such shareholders, without interest, pending the surrender of such certificates (subject to escheat pursuant to the laws relating to unclaimed property).

Cessation of Trading of Common Stock

We anticipate that we will request that our common stock be delisted from the NASDAQ Capital Market at the close of business on the Effective Date and that trading will be suspended on the Effective Date or as soon thereafter as is practicable. As noted above, we also currently expect to close our stock transfer books on or around the Effective Date and to discontinue recording transfers and issuing stock certificates (other than replacement certificates) at that time. Accordingly, it is expected that trading in our shares of common stock will cease after the Effective Date.

Material U.S. Federal Income Tax Consequences

For a description of the material U.S. federal income tax consequences, see “Proposed Transactions — Material U.S. Federal Income Tax Consequences” beginning on page 29.

Accounting Treatment

For a description of the accounting treatment, see “Proposed Transactions — Accounting Treatment” beginning on page 32.

Required Vote

All holders of our common stock and preferred stock as of the record date are entitled to vote on Proposal 3. The approval of the Plan of Dissolution requires the affirmative vote of the holders of a majority of the votes entitled to be cast (which includes the votes represented by outstanding shares of Nyer common stock and preferred stock, with each share of preferred stock having the right to cast 2,000 votes).   Abstentions and broker non-votes will have the same effect as votes against Proposal 3. It is intended that shares represented by the enclosed form of proxy will be voted in favor of Proposal 3 unless otherwise specified in such proxy.

Recommendation of our Board of Directors

The Board has determined that the dissolution of Nyer pursuant to the Plan of Dissolution is advisable and in our best interests and the best interests of our shareholders. The Board has approved the Plan of Dissolution and unanimously recommends that shareholders vote "FOR" approval of Plan of Dissolution.

No Dissenters’ or Appraisal Rights

Nyer shareholders are not entitled to any dissenters’ or appraisal rights in connection with the Plan of Dissolution.

ADJOURNMENT OF SPECIAL MEETING TO SOLICIT ADDITIONAL PROXIES

General

At the Special Meeting, we may ask our shareholders to vote on a proposal to adjourn the Special Meeting to another date, time or place, if deemed necessary in the judgment of the proxy holders, for the purpose of soliciting additional proxies to vote in favor of Proposals 1, 2 or 3. Any adjournment of the Special Meeting may be made without notice, other than by the announcement made at the Special Meeting, if the majority of those shares present at the meeting, in person or by proxy, and entitled to vote thereon approve the adjournment proposal. However, if, after the adjournment, the Board fixes a new record date for the adjourned meeting, a new notice of the adjourned meeting shall be given to each shareholder of record on the new record date entitled to vote at the adjourned meeting. If we adjourn the Special Meeting to a later date, we will transact the same business and, unless we must fix a new record date, only the shareholders who were eligible to vote at the original meeting will be permitted to vote at the adjourned meeting.

Required Vote

The approval of any adjournment of the Special Meeting requires the approval of the majority of those shares present at the meeting, in person or by proxy, and entitled to vote thereon.  Abstentions from voting and broker non-votes will have no impact on the vote on Proposal 4.

Recommendation of our Board of Directors

The Board unanimously recommends that shareholders vote "FOR" approval of Proposal 4.

INFORMATION ABOUT THE NYER SPECIAL MEETING AND VOTING

Date, Time and Place of the Special Meeting

The enclosed Proxy is solicited on behalf of the Board of Directors of Nyer Medical Group, Inc. for use at our Special Meeting on January 20, 2010, at Nyer’s corporate headquarters located at 13 Water Street, Holliston, Massachusetts, 01746 at 10:00 a.m., Eastern time and at any and all adjournments thereof, for the purposes set forth in the Notice of said meeting attached and incorporated herein by this reference.

Shareholder Record Date for the Special Meeting

Only shareholders of record at the close of business on November 13, 2009, or the Record Date, are entitled to notice of, and to vote at the Special Meeting. Each share of common stock outstanding on the Record Date is entitled to one vote on all proposals presented at the Special Meeting Series 2 Stock has aggregate voting rights equal to 2,000 shares of our common stock. The preferred stock has voting rights on all matters that come before the common shareholders for vote.  As of the close of business on the Record Date, we had 3,978,199 shares of common stock outstanding and 2,000 shares of Series 2 Stock outstanding, which means that a total of 7,978,199 votes are eligible to be cast at the Special Meeting.

Quorum; Vote Required for Each Proposal

Quorum. A majority of the outstanding shares of each class or series of voting stock then entitled to vote, represented in person or by proxy, shall constitute a quorum at the Special Meeting.

Proposal 1:The affirmative vote of the holders of a majority of the votes entitled to be cast (which includes the votes represented by outstanding shares of Nyer common stock and preferred stock, with each share of preferred stock having the right to cast 2,000 votes), as well as the affirmative vote of the majority of the outstanding shares of common stock, voting separately as a class, is required to approve the WAG Purchase proposal.

Proposal 2: The affirmative vote of the holders of a majority of the votes entitled to be cast (which includes the votes represented by outstanding shares of Nyer common stock and preferred stock, with each share of preferred stock having the right to cast 2,000 votes), as well as the affirmative vote of the majority of the outstanding shares of common stock, voting separately as a class, is required to approve the DAW Stock Purchase proposal.

Proposal 3: The affirmative vote of the holders of a majority of the votes entitled to be cast (which includes the votes represented by outstanding shares of Nyer common stock and preferred stock, with each share of preferred stock having the right to cast 2,000 votes), is required to approve the Plan of Dissolution proposal.

Proposal 4: The affirmative vote of the holders of a majority of the votes of Nyer common stock and preferred stock present at the Special Meeting in person or by proxy and entitled to vote on the proposal is required to permit the Board or its chairman, in its or his discretion, to adjourn or postpone the Special Meeting if necessary to solicit further proxies in favor of the transaction proposals.

Voting Procedures

Nyer shareholders may vote by returning the enclosed proxy card by mail or in person at the Special Meeting. All shares of Nyer common stock represented by properly executed proxy cards received before or at the Special Meeting will be voted in accordance with the instructions indicated on those proxy cards.

If no instructions are indicated on a properly executed proxy, the shares will be voted “FOR” each of the proposals. You are urged to sign and return the proxy card even if you plan to attend the Special Meeting. In this way, your shares will be voted even if you are unable to attend the Special Meeting.

If a properly executed proxy card is returned and the shareholder has abstained from voting on one or more of the proposals, the Nyer common stock represented by the proxy will be considered present at the Special Meeting for purposes of determining a quorum and entitled to vote on the abstained proposal or proposals.

If a shareholder wishes to give a proxy to someone other than management, he or she may cross out the names appearing on the enclosed proxy form, insert the name of some other person, sign and give the form to that person for use at the Special Meeting.

If your shares are held in the name of a brokerage firm, bank, nominee or other institution (referred to as “in street name”), you will receive instructions from the holder of record that you must follow in order for you to specify how your shares will be voted.  If you do not specify how you would like your shares to be voted, the resulting broker “non-vote” will be counted toward a quorum at the Special Meeting, but it will otherwise have the same effect as a vote against the approval of Proposals 1, 2 and 3.  Your shares may still be voted on Proposal 4.  Certain street name holders have the authority to vote shares for which their customers do not provide voting instructions on certain routine, uncontested items.

Shareholders who sign, date and return a proxy but do not indicate how their shares are to be voted are giving management full authority to vote their shares as they deem best for us.

Revoking your Proxy

You may revoke your proxy at any time prior to the voting thereof by delivering a written notice of revocation to our principal office or in person at the Special Meeting.

Solicitation of Proxies

We are paying for the expense of soliciting proxies. We may use our officers to solicit proxies from shareholders either in person or by telephone or letter without extra compensation.

We have engaged The Proxy Advisory Group, LLC, to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements that are not expected to exceed $15,000 in the aggregate.

Other Business

Nyer is not aware of any business to be acted on at the Special Meeting, except as described in this proxy statement. If any other matters are properly presented at the Special Meeting, or any adjournment or postponement of the Special Meeting, the persons appointed as proxies or their substitutes will have discretion to vote or act on the matter according to their best judgment and according to their best judgment and applicable law unless the proxy indicates otherwise.

Householding of Special Meeting Materials

Some banks, brokers and other record holders of our common stock may participate in the practice of “householding” proxy statements, annual reports and notices of internet availability of those documents. This means that, unless shareholders give contrary instructions, only one copy of our proxy statement, annual report or notice of internet availability may be sent to multiple shareholders in each household. We will promptly deliver a separate copy of any of those documents to you if you call or write to us at the following address: Nyer Medical Group, Inc., 13 Water Street, Holliston, Massachusetts 07149. If you want to receive separate copies of our proxy statement, annual report or notice of internet availability in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other record holder, or you may contact us at the above address.

SHAREHOLDER PROPOSALS FOR NYER’S 2010 ANNUAL MEETING

Our Bylaws provide that any shareholder proposal intended to be presented at any annual meeting of shareholders must be received by our Secretary at least 60 days prior to the meeting subject to any other requirements of law; provided, however, that in the event that less than 75 days’ notice or prior public disclosure of the date of the meeting is given, such proposal must be received not later than the close of business on the 15th day following the day on which notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. A shareholder with the power to vote at least ten percent of our then-outstanding voting securities may nominate a director following the procedures outlined in the preceding sentence.

If we hold our annual meeting of shareholders for the fiscal year ending June 30, 2009 on or about the same time as last year’s annual meeting, any shareholder proposal intended to be included in our proxy statement must be received at the executive offices of us not later no later than 120 calendar days before the anniversary of the release of the proxy statement related to that annual meeting, and must otherwise satisfy the conditions established by the SEC and by our Bylaws in order to be considered for inclusion in our proxy statement for that meeting. However, if we hold our annual meeting of shareholders for the fiscal year ending June 30, 2009 on a date that is more than 30 days earlier or later than last year’s annual meeting, then a shareholder proposal must be received by us at our principal place of business in a reasonable amount of time prior to when we begin to print and mail our proxy materials.

If the Transactions are approved and completed, we do not intend to hold any further shareholder meetings.

WHERE YOU CAN FIND MORE INFORMATION

Nyer files annual, quarterly and current reports, proxy statements and other information with the SEC. Our Annual Report of Form 10-K for the year ended June 30, 2009 is attached hereto as Annex E and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 is attached hereto as Annex F.  You may read and copy other such information at the following location of the SEC:

Public Reference Room
Room 1580
100 F Street, N.E.
Washington, D.C. 20549

Please call the SEC at (202) 551-8090 for further information on the public reference room. You may also obtain copies of this information by mail from the Public Reference Section of the SEC, at the address set forth above, at prescribed rates. Nyer’s public filings are also available to the public from document retrieval services and the website maintained by the SEC at www.sec.gov. Nyer’s annual, quarterly and current reports are not incorporated by reference in this proxy statement or delivered with it, but are available, without exhibits, to any person, including any beneficial owner of Nyer common stock or preferred stock, to whom this proxy statement is delivered, without charge, upon request directed to Nyer at Nyer Medical Group, Inc., 13 Water Street, Holliston, Massachusetts 07149, Attention: Investor Relations, with a copy to the attention of Nyer’s chief executive officer, or by calling (508) 429-8506. You can also get more information by visiting Nyer’s website at www.nyermedicalgroup.com. Website materials are not part of this proxy statement.

You should rely only on the information contained in this proxy statement. No persons have been authorized to give any information or to make any representations other than those contained in this proxy statement and, if given or made, such information or representations must not be relied upon as having been authorized by Nyer or any other person. You should not assume that the information in this proxy statement is accurate as of any date other than December 17, 2009 (unless an earlier date is otherwise specified), and its mailing to Nyer shareholders shall not create any implication to the contrary.

ANNEX A – WAG AGREEMENT

The WAG Agreement has been included to provide you with information regarding its terms. It is not intended to provide any other factual information about WAG, DAW or Nyer. The terms and other information in the WAG Agreement should not be relied upon as disclosure about WAG, DAW or Nyer without consideration of the entirety of WAG’s and Nyer’s public disclosure as set forth in their respective public filings with the SEC. WAG’s and Nyer’s other public disclosure can be found elsewhere in this proxy statement and in the other public filings that WAG and Nyer make with the SEC, which are available without charge at www.sec.gov.

The WAG Agreement contains representations and warranties WAG, DAW and Nyer made to each other for purposes of allocating contractual risk among the parties to the agreement. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that WAG, DAW and Nyer have exchanged in connection with signing the WAG Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the attached WAG Agreement. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts, since they are modified by the underlying disclosure schedules and may be subject to standards of materiality that differ from those applicable to investors. None of WAG, DAW nor Nyer believes that the disclosure schedules contain information that the securities laws require either or both of them to publicly disclose. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the agreement, which subsequent information may or may not be fully reflected in WAG’s and Nyer’s respective public disclosures.

ASSET PURCHASE AGREEMENT

This ASSET PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of October 22, 2009, by and among Walgreen Eastern Co., Inc. a New York corporation (“Buyer”), D.A.W., Inc., d/b/a Eaton Apothecary, a Massachusetts corporation (“Seller”) and solely respect to those sections identified in Section 12.13 herein, Nyer Medical Group, Inc., a Florida corporation (“Nyer”).

WHEREAS, Seller, among other things, owns and operates a chain of retail pharmacies;

WHEREAS, Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, upon the terms and subject to the conditions set forth in this Agreement, certain of (i) the assets of Seller used in the operation of the eight pharmacy locations identified as “Operate Location Pharmacies” on Exhibit A hereto (the “Operate Location Pharmacies”); and (ii) the assets related to the four pharmacy locations identified as “Non-Operate Location Pharmacies” on Exhibit B hereto (the “Non-Operate Location Pharmacies” and together with the Operate Location Pharmacies, the “Pharmacies”); and

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

ARTICLE I

DEFINITIONS

1.1.           Definitions.  In this Agreement, the following terms have the meanings specified or referred to in this Section 1.1.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with such Person.

“Assignment and Assumption of Real Estate Lease” means the Assignment and Assumption of Real Estate Lease associated with each of the Operate Location Pharmacies as set forth on Exhibit C hereof, to be delivered by Buyer and Seller at Closing, and each in the form of Exhibit J-1 through J-8.

“Assumed Contracts” means the Seller’s leasehold interest under the real estate leases, modifications, amendments and supplements thereto, associated with the Operate Location Pharmacies as set forth on Exhibit C.

“Bill of Sale” means the Bill of Sale, to be delivered by Seller at Closing, in the form of Exhibit D.

“Business” means the business of owning and operating all of the Purchased Assets.

“Buyer Group Members” means Buyer and its Affiliates, directors, officers, employees, agents, attorneys and consultants and their respective successors and assigns.

“Calculation Date” means the date that is two business days prior to the Closing Date.

“Closing” means the closing of the transfer of the Purchased Assets from Seller to Buyer and “Closing Date” means the time and date upon which the Closing actually occurs.

“Code” means the Internal Revenue Code of 1986, as amended.

“Confidential Information” means, with respect to any Person, information regarding such Person that is not previously disclosed to the public or to the trade and includes information regarding, facilities, strategies, methods, trade secrets and other intellectual property, software, systems, procedures, operational policies, manuals, confidential reports, product price lists, pricing and cost policies, customer lists, inventory information, financial information (including revenue, costs or profits of the disclosing party), business plans, prospects, or opportunities.

“Encumbrance” means any lien, encumbrance, claim, charge, security interest, assignment, collateral assignment, mortgage, pledge, easement, conditional sale or other title retention agreement, defect in title, covenant or other like restrictions.

“Environmental, Health and Safety Requirements” means all Requirements of Law concerning or relating to public health and safety, worker/occupational health and safety, and pollution or protection of the environment, including those relating to the presence, use, manufacturing, refining, production, generation, handling, transportation, treatment, recycling, transfer, storage, disposal, distribution, importing, labeling, testing, processing, discharge, release, threatened release, control, or other action or failure to act involving cleanup of any Hazardous Substances, noise, or radiation, each as amended and as now in effect, including: the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended; the Occupational Safety and Health Act of 1970, as amended; the Federal Water Pollution Control Act, as amended; the Federal Resource Conservation and Recovery Act, as amended; the Toxic Substances Control Act, as amended; the Federal Clean Air Act, as amended, and the Superfund Amendments and Reauthorization Act.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Excluded Business” means Seller’s business other than the Business.

“Excluded Inventory” means (i) the Operate Excluded Inventory and the Non-Operate Excluded Inventory, as applicable, and (ii) any amount of Inventory that would result in the Purchase Price exceeding $18,836,106.00.

“Expenses” means any and all reasonable expenses incurred in connection with investigating, defending or asserting any claim, action, suit or proceeding incident to any matter indemnified against hereunder (including court filing fees, court costs, arbitration fees or costs, witness fees, and reasonable fees and disbursements of legal counsel, investigators, expert witnesses, accountants and other professionals).

“FBCA” means the Florida Business Corporation Act, as amended.

“Governmental Body” means any foreign, federal, state, local or other governmental authority or regulatory body.

“HIPAA” means the Health Insurance Portability and Accountability Act of 1996, P. L. 104-191, and its implementing rules and regulations.

“Hazardous Substances” has the meaning set forth in Section 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, and will also expressly include petroleum, crude oil and any fraction thereof.

“Intellectual Property” means the trade names “Eaton Apothecary”, “Strand Pharmacy” and any logos or designs of like nature whether registered or reregistered, and registrations and pending applications to register the foregoing.

“knowledge” means, in the case of Seller, the actual knowledge of Seller’s officers and directors and, in the case of Nyer, the actual knowledge of Nyer’s officers and directors.

“Loss” means any and all losses, costs, obligations, liabilities, settlement payments, awards, judgments, fines, penalties, damages, expenses, deficiencies or other charges, including any amount payable with respect to Taxes (including any amounts relating to Taxes payable pursuant to a contract or otherwise).

“Non-Operate Excluded Inventory” means, with respect to the Non-Operate Location Pharmacies: (i) all inventory that is not salable in the ordinary course of business; (ii) sample inventory; (iii) inventory out of date within ninety (90) days after the Closing Date, as shown by manufacturer’s labeled expiration date; (iv) prescription items over three years old; (v) vials, bottles and similar products; (vi) diagnostic testing products (including machines, test strips and similar products) that are for use by customers of such Non-Operate Location Pharmacy; (vii) inventory that has been damaged or broken, is shopworn or faded (including faded labels), or that has visible deterioration; (viii) inventory that is not in its original packaging; (ix) any compounding inventory that (a) is without a National Drug Code (“NDC”) number, (b) is with a Professional Compounding Centers of America (“PCCA”) identification number or (c) is reasonably determined by Buyer to constitute hazardous materials; (x) obsolete inventory not currently being supplied by distributors to retail stores; (xi) any items subject to a mandatory or voluntary recall; and (xii) any other items that the parties agree to exclude.

“Operate Excluded Inventory” means, with respect to the Operate Location Pharmacies: (i) all inventory that is not salable in the ordinary course of business; (ii) sample inventory; (iii) inventory out of date within ninety (90) days after the Closing Date, as shown by manufacturer’s labeled expiration date; (iv) prescription items over three years old; (v) vials, bottles and similar products; (vi) diagnostic testing products (including machines, test strips and similar products) that are for use by customers of such Operate Location Pharmacy; (vii) inventory that has been damaged or broken, is shopworn or faded (including faded labels), or that has visible deterioration; (viii) inventory that is not in its original packaging; (ix) any compounding inventory that (a) is without an NDC number, (b) is with a PCCA identification number or (c) is reasonably determined by Buyer to constitute hazardous materials; (x) obsolete inventory not currently being supplied by distributors to retail stores; (xi) any items subject to a mandatory or voluntary recall; and (xii) any other items that the parties agree to exclude.

“Parata Equipment Amount” means $1,086,106.00.

“Permitted Encumbrances” means (a) Encumbrances for taxes or assessments or other governmental charges which are not yet due and payable and (b) materialmen’s, merchants’, carriers’, worker’s, repairer’s, or other similar Encumbrances arising in the ordinary course of business which are not yet due or payable and (c) the right, title and interest the landlords have under the Assumed Contracts in accordance with their terms.  Notwithstanding the foregoing, the term “Permitted Encumbrances” shall not include Encumbrances on the Purchased Assets held by each of McKesson Corporation, Americorp Finanical, LLC, and McKesson Automation Systems, Inc.

“Person” means any individual, corporation, partnership, joint venture, trust, Governmental Body or other organization or entity.

“Power of Attorney” means the Power of Attorney, to be delivered by Buyer and Seller at Closing, in the form of Exhibit E.

“Premises” means the premises upon which any of the Operate Location Pharmacies conducts its business.

“Requirements of Law” means any foreign, federal, state and local laws, statutes, regulations, rules, codes or ordinances enacted, adopted, issued or promulgated by any Governmental Body.

“Security Deposits” means all security deposits paid by Seller to any Person prior to the Closing related to the Assumed Contracts and listed on Exhibit K.

“Seller/Nyer Group Members” means Seller, Nyer and each of their Affiliates, directors, officers, employees, agents, attorneys and consultants and their respective successors and assigns.

“Shared Expenses” means an amount equal to the aggregate of all expenses associated with the Independent Valuator.

“Straddle Period” means any taxable year or period beginning on or before and ending after the Closing Date.

“Targeted Inventory Amount” means $5,750,000.00.

“Tax” (and, with correlative meaning, “Taxes”) shall mean any federal, state, local, or foreign net income, gross income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code Section 59A), customs, ad valorem, duties, capital stock, franchise, profits, prescription tax or fee, withholding, social security, unemployment, disability, real property, personal property, production, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, unclaimed property, custom duties governmental fee or other like assessment or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.
“Tax Return” means any return, declaration, report, claim for refund, or information return or statement relating to Taxes required to be filed with any Governmental Body, including any schedule or attachment thereto, and including any amendment thereof.

“Third-Party Payor Agreements” means, with respect to the Business, the contracts and agreements between Seller and any Government Body, insurance company, managed care company or other third party payor.

1.2.          Additional Definitions.  The following terms are defined in the Sections set forth across from such term in the following table:

Agreement	Preamble
Alternate Transaction	8.17
Assumed Liabilities	2.3
Break-Up Fee	8.17
Business Employee	5.11(a)
Buyer	Preamble
Buyer Applications	8.9(a)
Chosen Courts	12.12
Claim Notice	9.4(a)
Closing Date Payment	3.2(a)(i)
Continuing Employees	8.1(i)
Customer	8.2(b)
Data Converter	8.3(a)
Employee Data Schedule	5.11(a)
Employee Plans	5.11(b)
End Date	11.1(e)
Excluded Assets	2.2
Excluded Contracts	2.2(b)
Excluded Liabilities	2.4
Expense Reimbursement	8.17
Financial Statements	6.8

IOU Prescriptions	8.4
Incentive Plan	8.1(f)
Indemnified Person	9.4(a)
Indemnitor	9.4(a)
Independent Valuator	3.3
Inventory	2.1(c)
Inventory Amount	3.3
Inventory Audit	3.3
Landlord Estoppel Certificates	8.14
Negative Inventory Adjustment Amount	3.1
Non-Operate Location Pharmacies	Preamble
Nyer	Preamble
Nyer Fundamental Representations	9.2(a)
Nyer Parties	8.2(a)
Nyer Shareholder Approval	6.4
Operate Location Pharmacies	Preamble
Operations Data	5.5
Other Financial Data	6.8
Parata Equipment	5.9
Payment Programs	5.14(c)(i)
Permits	5.14(a)
Personal Property	2.1(a)
Pharmacies	Preamble
PHI	8.3(c)
Power of Attorney	8.9(c)
Prepaid Rent Amount	3.4
Prorated Charges	12.7
Purchase Price	3.1
Purchased Assets	2.1
Record Data	8.3(a)
Records	2.1(b)
Seller	Preamble
Seller Fundamental Representations	9.1(a)
Tenant Estoppel Certificates	8.14
Third Party Distributor	8.3(d)
Third Person Claim	9.4(a)
Transferable Permits	8.9(a)
Transferred Employees	8.1(b)
Transfer Taxes	8.6
Transition Services	8.12(c)
Transition Services Period	8.12(c)
WARN Act	2.4(c)

1.3.          Interpretation.  Article titles and headings to sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.  The Schedules and Exhibits referred to herein shall be construed with and as an integral part of this Agreement to the same extent as if they were set forth verbatim herein.  Any agreement referred to herein shall mean such agreement as amended, supplemented and modified from time to time to the extent permitted by the applicable provisions thereof and by this Agreement.  As used herein, the word “including” means “including without limitation.”

ARTICLE II

PURCHASE AND SALE

2.1.          Purchased Assets.  Upon the terms and subject to the conditions of this Agreement, on the Closing Date, Seller shall sell, transfer, assign, convey and deliver to Buyer, and Buyer shall purchase from Seller, free and clear of all Encumbrances (except Permitted Encumbrances), all right, title and interest of Seller in, to and under substantially all of the assets and properties of Seller (other than the Excluded Assets), used in the ownership or operation of the Pharmacies, as the same shall exist on the Closing Date, including the following (collectively, the “Purchased Assets”):

(a)    Any and all Seller owned personal property located at the Operate Location Pharmacies, including all furniture, fixtures, equipment, leasehold improvements and signage (collectively, the “Personal Property”);

(b)    Any and all prescriptions, prescription files and records, customer lists and patient profiles, including refill status reports and insurance coverages, any files or records maintained electronically, any files or records added between the date of this Agreement and the Closing Date, in each case related to the Pharmacies (collectively, the “Records”);

(c)     Except for the Excluded Inventory, all inventory located at the Pharmacies (the “Inventory”);

(d)     All improvements, fixtures, and fittings thereon, and other appurtenants located at any Operate Location Pharmacies (such as appurtenant rights in and to public streets) including prepaid rent, rent credits and tenant improvement credits and allowances paid or made with respect to the Premises;

(e)     Except as expressly set forth in Section 2.2, all papers, documents, computerized databases and records of Seller relating to the Purchased Assets, including, without limitation, personnel, labor relations and workers’ compensation records relating to employees hired by Buyer, DEA records, environmental control records and plans and specifications relating to the buildings, fixtures and other improvements located at the Pharmacies;

(f)      Any guarantees, warranties, indemnities and similar rights relating to Purchased Assets;

(g)     All rights in, to and under the Assumed Contracts (including any Security Deposits adjusted for pursuant to Section 3.4);

(h)     The Parata Equipment; and

(i)      Any other mutually agreeable assets related to the Pharmacies.

2.2.          Excluded Assets.  Notwithstanding the provisions of Section 2.1 the Purchased Assets shall not include the following (collectively, the “Excluded Assets”):

(a)     All security deposits, cash and cash deposits and accounts receivable, including insurance receivables, of Seller or the Business;

(b)     All agreements, leases, contracts and understandings of Seller other than the Assumed Contracts (collectively, the “Excluded Contracts”);

(c)     All employee benefit plans, programs or arrangements and all contracts of insurance of Seller;

(d)     All of Seller’s software and any web sites, including the URL addresses and related domain names;

(e)     All corporate minute books and the corporate seal of Seller;

(f)      All assets primarily used in the ownership or operation of the Excluded Business;

(g)     All real estate leases other than those included in Assumed Contracts;

(h)     The Excluded Inventory;

(i)      All causes of action, rights, choses in action and claims of Seller against third parties;

(j)      All refunds of any Tax for which Seller or Nyer is liable pursuant to Section 8.6;

(k)     All of Seller’s Intellectual Property; and

(l)      All vehicles.

2.3.          Assumed Liabilities.  Buyer shall assume the obligations of Seller under the Assumed Contracts (i) arising after the Closing Date, except to the extent such obligations, but for a breach or default by Seller, which would have been paid, performed or otherwise discharged on or prior to the Closing Date or to the extent the same arise out of any such breach or default and (ii) arising prior to the Closing Date if, but only if, Buyer shall have received a credit therefore pursuant to Sections 3.4 or 12.7 hereof (collectively, the “Assumed Liabilities”).

2.4.          Excluded Liabilities.  Notwithstanding anything contained in this Agreement to the contrary and except as otherwise provided in Section 2.3 hereof, Buyer shall not assume or be obligated to pay, perform or otherwise discharge any other liability of Seller whatsoever or any liabilities or obligations constituting an Encumbrance upon the Purchased Assets, regardless of whether any such liabilities or obligations are absolute or contingent, liquidated or unliquidated, or otherwise.  Seller shall remain liable for all liabilities other than the Assumed Liabilities (collectively, the “Excluded Liabilities”), including any obligations arising on and/or before the Closing Date, any liabilities and obligations arising on and/or before the Closing Date under any Assumed Contracts, any liabilities related to any Excluded Assets, any liabilities arising under the Excluded Contracts and all liabilities in respect of Taxes for which each of Seller and Nyer is liable pursuant to Section 8.6.  Without limiting the generality of the foregoing, in no event shall Buyer assume any of the following liabilities or obligations:

(a)     any liabilities arising from the ownership or operation of the Purchased Assets or the Business on and/or prior to the Closing Date;

(b)     any liabilities with respect to any Persons at any time employed by Seller or its Affiliates in connection with the operation or ownership of the Business or the Purchased Assets, including, without limitation, all liabilities for severance pay, accrued vacation, personal time off and sick pay, overtime pay and associated back pay, whether known or unknown, fixed or contingent, which arise out of events occurring prior to employment of any of such Persons, if at all, by Buyer;

(c)     any liabilities arising under the Worker Adjustment and Retraining Notification Act (the “WARN Act”) in connection with Seller’s termination of any employees; or

(d)     any legal obligations of Seller under HIPAA or other applicable laws or regulations, including the HIPAA privacy standard requiring accounting of certain disclosures of Protected Health Information (“PHI”) made by Seller on and/or prior to the Closing Date.

ARTICLE III

PURCHASE PRICE

3.1.         Purchase Price.  In consideration for the sale of the Purchased Assets described in this Agreement, the aggregate purchase price (the “Purchase Price”) shall be equal to $17,750,000.00, plus the sum of (a) the Prepaid Rent Amount and (b) the Parata Equipment Amount, and minus the amount, if any, by which the Targeted Inventory Amount exceeds the Inventory Amount (a “Negative Inventory Adjustment Amount”).

3.2.         Payments.

(a)     On the Closing Date:

(i)              Buyer shall pay to Seller $12,000,000.00, plus the sum of (a) the Prepaid Rent Amount and (b) the Parata Equipment Amount (such payment, the “Closing Date Payment”).

(ii)             On the Closing Date or the later date on which Buyer has received all of the Inventory Audits signed by representatives of Buyer, Seller and the Independent Valuator (such date not to exceed three business days from date of Buyer’s receipt), (A) if the Inventory Amount exceeds the Targeted Inventory Amount, Buyer shall pay Seller an amount equal to (i) the Targeted Inventory Amount, less (ii) one-half of the Shared Expenses (Buyer and Seller agree to negotiate in good faith all amounts in excess of the Targeted Inventory Amount); and (B) if the Targeted Inventory Amount exceeds the Inventory Amount, Buyer shall pay Seller an amount equal to (i) the Targeted Inventory Amount, less (ii) the Negative Inventory Adjustment Amount, and less (iii) one-half of the Shared Expenses.

(b)     All payments made by Buyer or Seller hereunder shall be by wire transfer of immediately funds to an account specified by Seller or Buyer, as applicable.

3.3.         Inventory Amount.  The parties shall commission RGIS or another independent valuator  (the “Independent Valuator”) to conduct a full review and valuation of the Inventory, to be valued in tenths, at each of the Pharmacies on the Closing Date (each, an “Inventory Audit”).  Each of Seller and Buyer shall be permitted to have representatives present to observe each Inventory Audit.  The costs and expenses of the Independent Valuators are to be shared equally by Buyer and Seller as provided in Section 12.7.  The Independent Valuators will determine the aggregate value of the Inventory at each of the Pharmacies as of the required date (such aggregate value, the “Inventory Amount”) in accordance with the procedures set forth on Exhibit F.  Unless otherwise agreed by the parties, the Inventory Amount as determined by the Independent Valuator in conducting the Inventory Audit shall be binding upon Seller and Buyer.

3.4.         Prepaid Rent; Security Deposits.  At least two business days prior to the Closing Date, Seller shall provide to Buyer a certificate duly executed by Seller’s chief financial officer setting forth the amount of rent paid under any Assumed Contract relating to periods after the Closing Date, including, without limitation, unapplied Security Deposits under the Assumed Contract (such amount that Buyer shall have the opportunity to confirm or otherwise agree to, the “Prepaid Rent Amount”). The certificate shall be in form and substance reasonably satisfactory to Buyer and shall contain such detail as Buyer reasonably requests. Buyer shall be afforded an opportunity to review and confirm all amounts set in the certificate prior to Closing.

3.5.         Allocation of Purchase Price.  The Purchase Price shall be allocated among the Purchased Assets in the manner set forth on Schedule 3.5 hereto.  Purchaser and Seller shall agree on the final purchase price allocation prior to the Closing subject to the completion of the Inventory Audit.  Seller and Buyer agree to file all their respective federal, state and local tax returns in accordance with that allocation.

3.6          UCC Searches.  Buyer may conduct Uniform Commercial Code searches of state and county records.  Any Encumbrances on the Purchased Assets disclosed by any such searches shall be satisfied in full by Seller or released in full by the holder of such lien prior to the Closing Date.  Buyer may, at the option of Seller, deduct the amount of all Encumbrances on the Purchased Assets from the Purchase Price to satisfy such Encumbrances.

ARTICLE IV

CLOSING

4.1.          Closing Date.  The Closing shall be consummated as promptly as practicable following satisfaction of the conditions precedent contained herein, at a date and time mutually agreed upon by the parties.

4.2.          Closing Date Payment; Buyer’s Closing Deliveries.  At Closing, Buyer shall deliver to Seller (or to Seller’s designee) each of the following:

(a)     An amount equal to the Closing Date Payment, by wire transfer of immediately available funds to an account specified by Seller;

(b)     A certificate, dated as of the Closing Date, signed by an officer of Buyer to the effect set forth in clauses (a) and (b) of Section 10.1;

(c)     The Power of Attorney as contemplated by Section 8.9(c) duly executed by an authorized officer of Buyer;

(d)     The Assignment and Assumption of Real Estate Leases, in the forms attached hereto as Exhibit J-1 through J-8, duly executed by Buyer, pursuant to which Seller shall assign each Operate Location Pharmacy lease as set forth on Exhibit C, hereof and Buyer shall assume all obligations thereunder; and

(e)     Such other instruments or documents as may be reasonably necessary or appropriate to carry out the transactions contemplated hereby.

4.3.          Seller’s Closing Date Deliveries.  At or prior to Closing, Seller shall deliver to Buyer each of the following:

(a)     Possession of the Purchased Assets;

(b)     All Record Data, in accordance with Section 8.3;

(c)     A certificate, dated as of the Closing Date, signed by an officer of Seller to the effect set forth in clauses (a) and (b) of Section 10.2;

(d)     A certificate of the secretary or an assistant secretary of Seller and Nyer, dated as of the Closing Date, in form and substance reasonably satisfactory to Buyer, as to the certificate or articles of incorporation of Seller and Nyer; (ii) the by-laws (or similar document) of Seller and Nyer; (iii) the authority of Seller and Nyer regarding the due execution and performance of this Agreement and the contemplated transactions; (iv) the good standing of Seller and Nyer in the Commonwealth of Massachusetts and the State of Florida, respectively; and (v) the incumbency and signatures of the officers of Seller and Nyer executing this Agreement and any document or agreement required to be delivered hereunder;

(e)     The Bill of Sale, in the form attached hereto as Exhibit D, duly executed by an authorized officer of Seller;

(f)      The Power of Attorney as contemplated by Section 8.9(c), duly executed by authorized officers of Seller;

(g)     Completed and executed Landlord Estoppel Certificates and Tenant Estoppel Certificates substantially in the forms attached hereto as Exhibit H and Exhibit I, respectively, from each of the tenants and landlords of the leases identified on Exhibit C hereto, it being expressly understood and agreed, however, that Seller shall use commercially reasonable efforts to obtain, but shall not be obligated to provide, Landlord Estoppel Certificates for those leases identified on Exhibit C hereto, where the landlords thereunder are not required to provide the same, and provided further, that Seller shall be obligated to provide Landlord Estoppel Certificates for those leases identified on Exhibit C hereto, where the landlords thereunder are required to provide the same;

(h)     True and complete files for all Assumed Contracts, including, to the extent in Seller’s possession, originally signed copies of each Assumed Contract and all correspondence, amendments, modifications and waivers related thereto;

(i)      The Assignment and Assumption of Real Estate Leases, in the forms attached hereto as Exhibit J-1 through J-8, duly executed by Seller, pursuant to which Seller shall assign each real estate lease identified on Exhibit C hereto and Buyer shall assume all obligations thereunder (it being expressly acknowledged and agreed that the consent contained in Section J of the form of Landlord’s Estoppel Certificate attached as Exhibit H shall be deemed to be acceptable to Buyer for such purposes);

(j)      With respect to the Assumed Contracts identified on Exhibit C that require consent for assignment from the landlord, Seller shall deliver to Buyer copies of duly executed consents for assignment for such Assumed Contracts, executed by the landlord for each such Assumed Contract, in a form reasonably acceptable to Buyer;

(k)     For any real estate lease identified on Exhibit C hereto that shall by its terms expire on or before the date that is ten (10) years following the Closing Date, Seller shall obtain and deliver to Buyer prior to the Closing Date, lease extensions for every such lease identified on Exhibit C hereto in the form reasonably acceptable to Buyer (which extensions may include terms providing for increased rent and related charges, provided, however, such terms shall reflect reasonable market conditions);

(l)      Bills of Sale evidencing the purchase by Seller of the Parata Equipment;

(m)    Such other instruments or documents as may be reasonably necessary or appropriate to carry out the transactions contemplated hereby; and

(n)     Tax clearance certificate from the Massachusetts Department of Revenue or applicable authority providing no Taxes are due and owing from Seller.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF SELLER

As an inducement to Buyer to enter into this Agreement and to consummate the transactions contemplated hereby, Seller represents and warrants to Buyer and agrees as follows:

5.1.         Organization and Authority.   Seller is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the corporate power and other authority to execute, deliver and perform this Agreement and all other documents and agreements required to be delivered by it hereunder.  This Agreement and the transactions contemplated hereby have been approved by the Board of Directors (or other governing body) and the shareholders of Seller.  This Agreement has been duly authorized, executed and delivered by Seller and is the legal, valid and binding obligation of Seller enforceable in accordance with its terms, and all other documents and agreements required to be delivered hereunder, have been duly authorized by Seller and upon execution and delivery thereof by Seller will be a legal, valid and binding obligation of Seller enforceable in accordance with their terms, in each case subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting creditors’ rights and to general equity principles.

5.2.         No Conflicts.  Neither the execution and delivery of this Agreement or the consummation of any of the transactions contemplated hereby or thereby nor compliance or compliance with or fulfillment of the terms, conditions and provisions hereof or thereof, by Seller will conflict with, result in a material breach of the terms, conditions or provisions of, or constitute a material default, a material event of default or an event creating rights of acceleration, termination or cancellation or a loss of rights under, or result in the creation or imposition of any Encumbrance upon any of the Purchased Assets, under (i) the certificate of incorporation or bylaws of Seller, (ii) any Assumed Contract (other than the Assumed Contract with respect to the Operate Location Pharmacy located in Wellesley, Massachusetts) or material contract, agreement or understanding to which Seller is a party, or (iii) conflict with any order from a Governmental Body or any Requirements of Law to which any of the Purchased Assets is subject or by which Seller is bound, or (b) require the approval, consent, authorization or act of, or the making by Seller of any declaration, filing or registration with, any Person.

5.3.          Taxes.

(a)     (i) Seller has, in respect of the Business and the Purchased Assets, filed all Tax Returns which are required to be filed and has paid all Taxes which have become due pursuant to such Tax Returns or pursuant to any assessment which has become payable; (ii) all such Tax Returns are complete and accurate and disclose all Taxes required to be paid in respect of the Business and the Purchased Assets; (iii) all such Tax Returns have been filed with the relevant taxing authority or the period for assessment of the Taxes in respect of which such Tax Returns were required to be filed has expired; (iv) Seller is not currently the beneficiary of any extension of time within which to file any Tax Return; (v) Seller has not waived or been requested to waive any statute of limitations in respect of Taxes associated with the Business and the Purchased Assets which waiver is currently in effect; (vi) all monies required to be withheld by Seller (including from employees of the Business for income Taxes and social security and other payroll Taxes) have been collected or withheld, and either paid to the respective taxing authorities, set aside in accounts for such purpose, or accrued, reserved against and entered upon the books of the Business; (vii) none of the Purchased Assets is properly treated as owned by persons other than Seller for income Tax purposes; and (viii) none of the Purchased Assets is “tax-exempt use property” within the meaning of Section 168(h) of the Code.

(b)     No transaction contemplated by this Agreement is subject to withholding under Section 1445 of the Code and no sales Taxes, use Taxes, real estate transfer Taxes or other similar Taxes will be imposed on the transfer of the Purchased Assets or the assumption of the Assumed Liabilities pursuant to this Agreement.

5.4.          Title and Sufficiency.  Seller has good and marketable title to all of the Purchased Assets (except Permitted Encumbrances).  At Closing, Seller will transfer to Buyer good and marketable title to all of the Purchased Assets subject to no Encumbrances (except Permitted Encumbrances).

5.5.          Financial Schedules.  Set forth on Schedule 5.5 are selected unaudited prescription operations data (the “Operations Data”) for each of the Pharmacies, in each case, for the period commencing August 1, 2008 and ending on July 31, 2009. The Operations Data have been compiled from source books, records, pharmacy system and financial reports of Seller. The Operations Data fairly reflects in the aggregate, in all material respects, the prescription operating data, revenues and the selling, general and administrative expenses, in each case, for the locations specified on Schedule 5.5 and for the periods set forth therein.

5.6.          Suppliers; Distributors and Third Party Payors.  To Seller’s knowledge, no distribution, payor, wholesaler, customer, supplier or other Person with a material business relationship with Seller has provided written notice of its intention to cease or substantially reduce the use or supply of products, goods or services of or to the Business or return any products of the Business, whether as a result of the Closing or otherwise.

5.7.          Prescription Volume.  The prescription count information set forth on Schedule 5.7 was derived from the ordinary business records of Seller and, to the best knowledge of Seller, accurately reflects such records in all material respects. The prescriptions filled at each Pharmacy have arisen from bona fide, legal transactions and the information included in the Records is, to Seller’s knowledge, accurate in all material respects.

5.8.          Leased Real Property.

(a)        The Assumed Contracts identified on Exhibit C comprise all leasehold interests and amendments and other modifications thereto in the Premises.  Seller has not pledged, encumbered or hypothecated its right, title or interest in any real estate lease or Premises.  Seller has provided Buyer with true and correct copies of each Assumed Contract and all amendments, addendums and attachments thereto.  Seller enjoys peaceful and undisturbed possession of all the Premises.  Each Assumed Contract identified on Exhibit C will be in full force and effect in accordance with its terms on the Closing Date.

(b)     Seller is not in, or, to the knowledge of Seller, alleged to be in, material breach or default under any Assumed Contract, and there is no event that, but for the passage of time or the giving of notice or both would constitute or result in any such material breach or default. To the knowledge of Seller, no third party to any Assumed Contracts is in, or alleged to be in, material breach or default of any Assumed Contracts, and there is no event that, but for the passage of time or the giving of notice or both would constitute or result in any such material breach or default.

(c)     Seller had not received any written notice nor has any actual knowledge that any of the Premises are subject to any pending suit for condemnation or other taking by any Governmental Body, and, to the knowledge of Seller, no such condemnation or other taking is threatened or contemplated

5.9.          Personal Property.  To the Seller’s knowledge, all machinery, equipment, vehicles, furniture and other tangible personal property owned by Seller and used at the Operate Store Locations is and shall be as of the Closing Date in good working order and condition, free of defect or damage, ordinary wear and tear excepted.  Between the date hereof and Closing, there will not be a material reduction in the property referenced above.  Except for leases of computers, photocopiers, pharmacy robotics, postage machines and other similar office equipment, there is no personal property leased to Seller located at any of the Operate Location Pharmacies.  Set forth on Schedule 5.9 is a correct and complete list identifying all leased personal property from Parata Systems LLC located and utilized at the Pharmacies (the “Parata Equipment”).

5.10.        Inventory.  The Inventory is in good, merchantable and useable condition, and consists only of items of quality and quantity commercially usable and salable in the ordinary course of the Business, except for any items of obsolete material or material below standard quality.

5.11.        Employee Matters.

(a)        On the date hereof, Seller delivered to Buyer (i) a list of all employees of the Business on the date hereof whose discharge of duties is primarily performed in the Pharmacies (each, a “Business Employee”), including their full legal name and position and (ii) a true and complete schedule of the salary, bonus and other compensation information for each Business Employee and, in the case of pharmacists, nurses or other licensed Persons, their relevant license numbers (the “Employee Data Schedule”).  The Employee Data Schedule shall be updated as necessary to reflect new hires or other personnel changes occurring between the date hereof and Closing.  Seller is not bound by any oral or written employment agreement, consulting agreement, or deferred compensation agreement with any of the Business Employees.  No Business Employee is a party to any collective bargaining agreement.  As related to the Business Employees, Seller is not and has never been subject to any affirmative action obligations under any Requirements of Law with respect to any current or former Business Employees, including Executive Order 11246, or is or has been a government contractor for purposes of any Requirements of Law with respect to the terms and conditions of employment of any current or former Business Employees.

(b)     Set forth on Schedule 5.11(b) is a correct and complete list identifying each material “employee benefit plan,” as defined in Section 3(3) of ERISA, each material employment, retention, severance or similar contract, plan, arrangement or policy and each other material plan or arrangement (written or oral) providing for compensation, bonuses, profit-sharing, stock option or other stock-related rights or other forms of incentive or deferred compensation, vacation benefits, insurance (including any self-insured arrangements), health or medical benefits, employee assistance program, disability or sick leave benefits, workers’ compensation, supplemental unemployment benefits, severance or retention benefits and post-employment or retirement benefits (including compensation, pension, health, medical or life insurance benefits) which is maintained, administered or contributed to by Seller or any of its Affiliates or by which any of them are bound, and which covers any Business Employee as of the date hereof (all of the foregoing collectively referred to as the “Employee Plans”).  Copies of such Employee Plans (and, if applicable, related trust or funding agreements or insurance policies) and all amendments thereto that Buyer has requested copies of have been made available to Buyer together with, if applicable, the most recently filed annual report (Form 5500 including, if applicable, Schedule B thereto) in connection with any such plan or trust.  Each Employee Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service that it is so qualified, and no fact or event has occurred since the date of such determination letter that would reasonably be expected to adversely affect such qualification.  Each Employee Plan is now and has been operated in all material respects in accordance with its terms and the Requirements of Law, including ERISA and the Code.  Seller has made all required contributions to the Employee Plans, except for any contribution which is not yet due and payable.  None of the Purchased Assets is the subject of any lien arising under Section 302(f) of ERISA or Section 412(n) of the Code.

5.12.        Employee Relations.  There are no claims, actions, suits or proceedings pending or, to the Seller’s knowledge, threatened by or against any of Seller’s employees.  Seller is not a party to, and Seller with respect to the Business is not affected by or threatened with, any dispute or controversy with a union or with respect to unionization or collective bargaining involving the employees of Seller with respect to the Business.  Seller, with respect to the Business, is not adversely affected by any dispute or controversy with a union or with respect to unionization or collective bargaining involving any supplier or customer of Seller with respect to the Business.  Seller represents and warrants that there are no union organizing or election activities involving any non-union employees of Seller with respect to the Business which have occurred since January 1, 2005 or, to the knowledge of Seller, are threatened as of the date hereof.

5.13.        Legal Proceedings.

(a)      There are no material claims, actions, suits, proceedings or investigations pending or, to the best of Seller’s knowledge, threatened by or against Seller relating to or affecting the Business or the Purchased Assets.

(b)     There are no material judgments, decrees, orders, writs, injunctions, rulings, decisions or awards of any court or Governmental Body to which Seller is a party or is subject with respect to the Business or to which any of the Purchased Assets is subject.  Seller has received no notice of complaints filed against Seller under HIPAA or applicable patient privacy and data protection laws and, to Seller’s knowledge, no such violation exists.

5.14.        Compliance With Law; Permits; Medicare and Medicaid.

(a)     Seller has obtained all material licenses, franchises, permits, approvals and other authorizations from a Governmental Body that are necessary to entitle Seller to own or lease, and operate and use the Purchased Assets and to carry on the Business as currently conducted.  Schedule 5.14(a) sets forth a list of all such material licenses, franchises, permits, approvals and other authorizations and a list of all NCPDP, Medicare, Medicaid or other billing or similar numbers used in the Business (collectively, the “Permits”).

(b)     Seller is not in violation, and has not been in violation in the preceding three years, in any material respects of any Requirements of Laws with respect to the Business or the Purchased Assets.  Seller has timely filed all material reports, registrations and statements required to be filed by it with any Governmental Body, and has paid all related fees and assessments due and payable.  Neither Seller nor, to the knowledge of Seller, anyone acting on behalf of Seller has, to the knowledge of Seller, received or filed for any Medicare or Medicaid overpayments. To Seller’s knowledge, all Medicare, Medicaid and third-party reports and claims filed or required to be filed by or on behalf of Seller have been timely filed and are complete and accurate in all material respects.  Neither Seller, nor, to the knowledge of Seller, any director, officer or employee of Seller nor any Affiliate of Seller has been excluded from participation in any government healthcare payment program, including Medicare or Medicaid, nor, to Seller’s knowledge, are any of the foregoing Persons aware of any pending or threatened investigation or government action that may lead to such exclusion, fine or other remedy.

(c)      Without limiting the generality of the foregoing,

(i)           there is no pending or, to the knowledge of Seller, threatened, lawsuits, claims, suits, or other proceedings relating to Seller’s participation in any payment program, including Medicare, TRICARE, Medicaid, worker’s compensation, Blue Cross/Blue Shield programs, and all other health maintenance organizations, preferred provider organizations, health benefit plans, health insurance plans, and other third party reimbursement and payment programs (the “Payment Programs”).

(ii)          to the knowledge of Seller, (x) no Payment Program has requested or threatened any recoupment, refund, or set-off from Seller except in the ordinary course of the Business consistent with past practice; and (y) since January 1, 2004, no Payment Program has imposed a fine, penalty or other sanction on Seller and Seller has not been excluded or suspended from participation in any material Payment Program.

(iii)         Since January 1, 2004, neither Seller, nor, to the knowledge of Seller, any employee, with respect to actions taken in connection with their employment by Seller, (A) has been assessed a civil money penalty under Section 1128A of the Social Security Act or any regulations promulgated thereunder, (B) has been excluded from participation in any federal health care program or state health care program (as such terms are defined by the Social Security Act), including Medicare or Medicaid, nor, to the knowledge of Seller, are any of the foregoing Persons aware of any pending or threatened investigation or government action that may lead to such an exclusion, (C) has been convicted of any criminal offense relating to the delivery of any item or service under a federal health care program relating to the unlawful manufacture, distribution, prescription, or dispensing of a prescription drug or a controlled substance, (D) has failed to comply with the requirements of Section 340B of the Public Health Service Act, (E) is now or has ever been listed on the office of the Inspector General’s excluded persons list, or (F) has been a party to or subject to any action concerning any of the matters described above in clauses (A) through (E).

(d)     The Business is in compliance in all material respects with all Environmental, Health and Safety Requirements in connection with the ownership, use, maintenance or operation of the Business.  To Seller’s knowledge, each Premises is in compliance in all material respects with all Environmental, Health and Safety Requirements.  There are no pending or, to the knowledge of Seller, any threatened allegations by any Person that any of the Purchased Assets are not, or that the Business has not been conducted, in compliance with all Environmental, Health and Safety Requirements and Seller has not received any written notice (or, to the knowledge of Seller, any other notice), report, or information (including information that litigation, investigation or administrative action are pending or threatened) regarding any actual or potential liabilities or any corrective, investigatory, or remedial obligations, arising under Environmental, Health and Safety Requirements relating to the Business or the use of any of the Purchased Assets.  To the knowledge of Seller, no Hazardous Substances have been or are currently located at, in, under, or about, either the Purchased Assets or the Premises in a manner that:  (i) violates in any material respect any applicable Environmental, Health and Safety Requirements; or (ii) requires response, remedial, corrective action or cleanup under any applicable Environmental, Health and Safety Requirements.

5.15.        Broker.  Seller nor any Person acting on Seller’s behalf has paid or become obligated to pay any fee or commission to any broker, finder or intermediary for or on account of the transactions contemplated by this Agreement.

5.16.        Warranties.  To Seller’s knowledge, all pharmaceuticals and other products marketed, sold, distributed, delivered or licensed by Seller or its Affiliates with respect to the Business at any time since January 1, 2004 have been in conformity, in all material respects, with all applicable contractual commitments and express or implied warranties.

5.17.        Affiliate Transactions.  Except as set forth on Schedule 5.17, no Affiliate of Seller and no employee, officer or director of Seller or any of its Affiliates (a) owns, directly or indirectly, in whole or in part, any Permits, real property, leasehold interests or other property, the use of which is necessary for the operation of the Business, (b) has any claim or cause of action or any other action, suit or proceeding against, or owes any amount to Seller related to the Business, or (c) is a party to any contract related to the Business pursuant to which Seller provides to, or receives services from, any such Person, except as to any such individual in his or her capacity as a Business Employee.

5.18.        Intellectual Property.  Schedule 5.18 contains a full list of all Intellectual Property owned by, licensed to or used by Seller.  Seller represents and warrants that none of the Intellectual Property is the subject of any pending litigation or, to the knowledge of Seller, the subject of any threatened claim of infringement.  Seller represents and warrants that it has not received any notice contesting its right to use, or asserting infringement with respect to, any of the Intellectual Property.  To Seller’s knowledge, the use of the Intellectual Property does not infringe upon the intellectual property rights of any third party in Massachusetts.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF NYER

As an inducement to Buyer to enter into this Agreement and to consummate the transactions hereby, Nyer hereby represents and warrants to Buyer as follows:

6.1.          Organization and Authority.  Nyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has the corporate power and other authority to execute, deliver and perform this Agreement and all other documents and agreements required to be delivered hereunder. This Agreement and the transactions contemplated hereby have been approved by Nyer’s Board of Directors (or other governing body), as applicable.  This Agreement has been duly authorized, executed and delivered by Nyer and is the legal, valid and binding obligation of Nyer enforceable in accordance with its terms, and all other documents and agreements required to be delivered hereunder, have been duly authorized by Nyer and upon execution and delivery thereof by Nyer will be a legal, valid and binding obligation of Nyer enforceable in accordance with their terms, in each case subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting creditors’ rights and to general equity principles.

6.2.          No Conflicts.  Neither the execution and delivery of this Agreement or the consummation of any of the transactions contemplated hereby or thereby nor compliance with or fulfillment of the terms, conditions and provisions hereof or thereof, by Nyer will conflict with, result in a material breach of the terms, conditions or provisions of, or constitute a material default, a material event of default or an event creating rights of acceleration, termination or cancellation or a loss of rights under, or result in the creation or imposition of any Encumbrance upon any of the Purchased Assets, under (i) the certificate of incorporation or bylaws of Nyer, as applicable, or (ii) conflict with any order from a Governmental Body or any Requirements of Law to which Nyer is bound, or (b) require the approval, consent, authorization or act of, or the making by Nyer of any declaration, filing or registration with, any Person.

6.3.           Anti-Takeover Statutes.  Sections 607.0901 and 607.0902 of the FBCA do not and shall not apply to this Agreement or the transactions contemplated thereby, nor will any shares directly or indirectly beneficially owned by Nyer or its Affiliates as of the date hereof be subject to Section 607.0902 of the FBCA.  No other “fair price,” “moratorium,” “control share acquisition,” or other similar anti-takeover law enacted under state or federal laws in the United States applicable to Nyer is applicable to this Agreement or the transactions contemplated thereby.  Nyer has taken all necessary action so that none of Sections 607.0901 and 607.0902 of the FBCA or, to the knowledge of Nyer, any other “fair price,” “moratorium,” “control share acquisition,” or other similar anti-takeover law shall apply to the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

6.4.           Vote Required.  The only vote of the holders of any class or series of capital stock or other securities of Nyer necessary to approve this Agreement and consummate the transactions contemplated hereby is the affirmative vote, whether at a meeting of Nyer’s shareholders or by written consent, of the holders of a majority of the then outstanding shares of Nyer’s common stock and preferred stock, voting separately, in favor of the approval of this Agreement (the “Nyer Shareholder Approval”).

6.5.           Broker.  Neither Nyer nor any Person acting on Nyer’s behalf has paid or become obligated to pay any fee or commission to any broker, finder or intermediary for or on account of the transactions contemplated by this Agreement.

6.6.           Information Provided.  The proxy statement to be sent to the stockholders of Nyer (the “Proxy Statement”) in connection with the meeting of the stockholders shall not, at the relevant times, contain any statement which, at such time and in light of the circumstances under which it shall be made, is false or misleading with respect to any material fact, in light of the circumstances under which they were or shall be made; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for meeting of the stockholders which has become false or misleading.  If at any time prior to meeting of the stockholders any fact or event relating to Seller or any of its Affiliates which should be set forth in a supplement to the Proxy Statement should be discovered by Nyer or should occur, Nyer shall, promptly, after becoming aware thereof, inform Buyer of such fact or event and shall provide Nyer’s stockholders with such supplement.

6.7           Taxes

(a)        (i) Nyer has, in respect of the Business and the Purchased Assets, filed all Tax Returns which are required to be filed and has paid all Taxes which have become due pursuant to such Tax Returns or pursuant to any assessment which has become payable; (ii) all such Tax Returns are complete and accurate and disclose all Taxes required to be paid in respect of the Business and the Purchased Assets; (iii) all such Tax Returns have been filed by the relevant taxing authority or the period for assessment of the Taxes in respect of which such Tax Returns were required to be filed has expired; (iv) except as set forth in Schedule 6.7(a)(iv), Nyer is not currently the beneficiary of any extension of time within which to file any Tax Return; (v) Nyer has not waived or been requested to waive any statute of limitations in respect of Taxes associated with the Business and the Purchased Assets which waiver is currently in effect; and (vi) all monies required to be withheld by Nyer (including from employees of the Business for income Taxes and social security and other payroll Taxes) have been collected or withheld, and either paid to the respective taxing authorities, set aside in accounts for such purpose, or accrued, reserved against and entered upon the books of the Business.

(b)      No transaction contemplated by this Agreement is subject to withholding under Section 1445 of the Code and no sales Taxes, use Taxes, real estate transfer Taxes or other similar Taxes will be imposed on the transfer of the Purchased Assets or the assumption of the Assumed Liabilities pursuant to this Agreement.

6.8           Financial Schedules.  Set forth on Schedule 6.8 are (a) the audited consolidated financial statements of Nyer as of June 30, 2008 and 2009, consisting of the balance sheet of Nyer as of June 30, 2008 and 2009 and the related statements of operations changes in shareholders’ equity and cash flows of Nyer for each of the years ended June 30, 2008 and 2009 (the “Financial Statements”); and (b) certain other selected financial information (the “Other Financial Data”). The Financial Statements and the Other Financial Data have been compiled from source books, records, pharmacy system and financial reports of Nyer. The Financial Statements and the Other Financial Data fairly reflects in the aggregate, in all material respects, the prescription operating data, revenues and the selling, general and administrative expenses, in each case, for the locations specified on Schedule 5.5 and for the periods set forth therein.

6.9           Legal Proceedings.

(a)      There are no material claims, actions, suits, proceedings or investigations pending or, to the best of Nyer’s knowledge, threatened by or against Nyer relating to or affecting the Business or the Purchased Assets.

(b)      There are no material judgments, decrees, orders, writs, injunctions, rulings, decisions or awards of any court or Governmental Body to which Nyer is a party or is subject with respect to the Business or to which any of the Purchased Assets is subject.  Nyer has received no notice of complaints filed against Nyer under HIPAA or applicable patient privacy and data protection laws and, to Nyer’s knowledge, no such violation exists.

6.10         Employees.  Nyer does not have any employees.  Nyer is not bound by any oral or written employment agreement, consulting agreement, or deferred compensation agreement with any Person.  Set forth on Schedule 6.10 is a correct and complete list identifying each material “employee benefit plan,” as defined in Section 3(3) of ERISA, each material employment, retention, severance or similar contract, plan, arrangement or policy and each other material plan or arrangement (written or oral) providing for compensation, bonuses, profit-sharing, stock option or other stock-related rights or other forms of incentive or deferred compensation, vacation benefits, insurance (including any self-insured arrangements), health or medical benefits, employee assistance program, disability or sick leave benefits, workers’ compensation, supplemental unemployment benefits, severance or retention benefits and post-employment or retirement benefits (including compensation, pension, health, medical or life insurance benefits) which is maintained, administered or contributed to by Nyer or any of its Affiliates or by which any of them are bound, and which covers any Business Employee as of the date hereof (all of the foregoing collectively referred to as the “Nyer Employee Plans”).  Nyer is not a party to, and Nyer with respect to the Business is not affected by or threatened with, any dispute or controversy with a union or with respect to unionization or collective bargaining involving the employees of Seller with respect to the Business.  Nyer, with respect to the Business, is not adversely affected by any dispute or controversy with a union or with respect to unionization or collective bargaining involving any supplier or customer of Seller with respect to the Business.

6.11         Intellectual Property.  Nyer does not own, license or control any Intellectual Property.

ARTICLE VII

REPRESENTATIONS AND WARRANTIES OF BUYER

As an inducement to Seller to enter into this Agreement and to consummate the transactions contemplated hereby, Buyer hereby represents and warrants to Seller and Nyer and agrees as follows:

7.1.          Organization of Buyer.  Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has full corporate power and authority to carry on its business as now conducted.

7.2.          Authorization. Buyer has full corporate power and authority to enter into this Agreement and all documents and agreements required to be delivered hereunder, to consummate the transactions contemplated hereby and thereby and to comply with the terms, conditions and provisions hereof and thereof.  The execution, delivery and performance by Buyer of this Agreement and the actions contemplated hereby and thereby have been duly and validly authorized by the Board of Directors of Buyer and no other corporate proceedings on the part of Buyer are necessary with respect hereto or thereto. This Agreement has been duly authorized, executed and delivered by Buyer and is the legal, valid and binding obligation of Buyer enforceable in accordance with its terms, and all other documents and agreements required to be delivered hereunder have been duly authorized by Buyer and upon execution and delivery by Buyer will be a legal, valid and binding obligation of Buyer enforceable in accordance with their terms, in each case subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting creditors’ rights and to general equity principles.

7.3.          Non-Contravention.  Neither the execution and delivery of this Agreement or the consummation of any of the transactions contemplated hereby or thereby nor compliance with or fulfillment of the terms, conditions and provisions hereof or thereof, in each case by Buyer will:

(a)      conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, termination or cancellation or a loss of rights under, or result in the creation or imposition of any Encumbrance upon, any of the assets of Buyer, under (i) the certificate of incorporation or by-laws of Buyer, (ii) any material agreement, note, instrument, mortgage, lease, license, franchise, permit or other authorization, right, restriction or obligation to which Buyer is a party or any of their respective assets or business is subject or by which Buyer is bound, (iii) any order, writ, injection or decree to which Buyer is a party or any of their respective assets or business is subject or by which Buyer is bound or (iv) any Government Body or Requirements of Laws affecting Buyer or its assets or business; or

(b)     require the approval, consent, authorization or act of, or the making by Buyer of any declaration, filing or registration with, any Person,  and such other approvals, consents, authorizations or acts the failure of which to be obtained or made would not materially impair the ability of Buyer to perform its obligations hereunder or prevent the consummation of any of the transactions contemplated hereby.

7.4.          Sufficient Funds. Buyer has, and on the Closing Date will have, sufficient funds available to enable Buyer to pay the Purchase Price pursuant to the terms of this Agreement.  Buyer will not require any third-party financing to consummate the transactions contemplated by this Agreement.

ARTICLE VIII

ADDITIONAL AGREEMENTS

8.1.          Employees.

(a)      Unless otherwise agreed to by Buyer, between the date hereof and Closing, Seller shall use (i) its commercially reasonable efforts to continue to employ all of the Business Employees, subject to normal workplace practices and discipline, and (ii) not transfer the Business Employees or offer the Business Employees an employment position outside of the Pharmacies.  In addition, between the date hereof and Closing, Seller shall inform Buyer if any such Business Employee has terminated or given notice of their termination of employment at the Pharmacies.

(b)      Between the date hereof and Closing, Buyer may interview some or all of Seller’s employees to determine whether to offer employment to any of them.  Except for those Business Employees identified on Schedule 8.1(b), Buyer shall use its reasonable best efforts to hire any Business Employee, which may include certain of Seller’s office personnel, subject, however, to such employee’s completion of and compliance with Buyer’s screening and interview processes in a timely manner, including, but not limited to, drug screens, background checks, and verification of applicable licensure prior to Closing.  Any employees who accept Buyer’s offer of employment (each, a “Transferred Employee”) shall be employed on substantially similar terms as currently available to similarly situated employees of Buyer.  Any Transferred Employee will be deemed terminated by Seller and hired by Buyer, effective upon the hiring of such employee by Buyer.  Any Business Employee who is not a Transferred Employee will be terminated or retained by Seller, in its discretion.  Prior to Closing, Seller agrees to allow Buyer access to all employees for purposes of providing information regarding Buyer’s hiring process.

(c)      Nothing herein contained shall be considered or construed as an agreement to employ any Business Employee for any period of time.  Except as specifically provided for herein, Buyer assumes no obligation with respect to any of Seller’s employees, whether hired by Buyer or not, for any benefit, perquisite or remuneration accrued or earned while under Seller’s employ.  Without limiting the generality of the foregoing, Buyer shall have no obligation or liability for such employees’ accrued vacation time, bonuses, awards, commissions, salaries, reimbursements of any kind, health or disability benefit, insurance, severance pay, pension or profit sharing interests or any other benefits, compensation or remuneration of any nature whatsoever.

(d)      The benefits of Transferred Employees under the Employee Plans (if and to the extent applicable) will be determined as of Closing in accordance with the terms of the applicable Employee Plans.  Except as expressly set forth herein, no assets or liabilities of any Employee Plan shall be transferred to Buyer or any of its Affiliates or to any plan of Buyer or any of its Affiliates.

(e)      Buyer will make available to Transferred Employees such benefits as Buyer currently makes available to its similarly situated employees.  Buyer will cause all employee benefit plans and programs of Buyer and its Affiliates to recognize all service of Transferred Employees with Seller or any of its Affiliates (to the extent such service was recognized under the comparable Employee Plans as of Closing) for purposes of vesting and eligibility under Buyer’s employee benefit plans (other than the frozen retiree health benefit plan) and for purposes of determining the length of annual vacation, number of sick days and amount of severance benefits.

(f)       Promptly after the date of this Agreement, Buyer and Seller shall mutually agree upon the terms of a key employee incentive plan (the “Incentive Plan”) for the purpose of Buyer’s retention of certain employees for the one year period following the Closing Date.  Thereafter, Buyer and Seller shall jointly communicate the terms of the Incentive Plan to mutually selected employees.  At Closing, Buyer and shall contribute up to $75,000.00 and Seller shall contribute $30,000.00 toward the Incentive Plan; provided that Buyer shall be permitted to fund Seller's portion thereof, in which case the Purchase Price shall be reduced by the same amount.

(g)      No provision of this Section 8.1 shall create any third party beneficiary or other rights in any Business Employee (including any beneficiary or dependent thereof, and further including the Transferred Employees) of Seller or of any of its Affiliates in respect of employment with Buyer or any of its Affiliates and no provision of this Section 8.1 shall create any rights in any such Persons in respect of any benefits that may be provided, directly or indirectly, under any Employee Plan or any plan or arrangement which may be established by Buyer or any of its Affiliates.  No provision of this Agreement shall constitute a limitation on rights to amend, modify or terminate after Closing any such plans or arrangements of Buyer or any of its Affiliates.

(h)      With respect to all employees of Seller who are employed at any Pharmacies, Seller shall comply with, and be responsible for performing and discharging, all requirements under the WARN Act, and any similar applicable state or local law, and for the timely notification to its employees, or any other required individuals or entities, of any “employment loss” within the meaning of the WARN Act which occurs prior to, or as of the Closing Date as a result of or to the extent otherwise related to the transactions contemplated by this Agreement.  Seller shall be responsible for, and shall indemnify Buyer and its Affiliates for, all costs and liabilities associated with any failure by Seller to comply with the requirements of the WARN Act or any similar applicable state or local laws.

(i)           Following the Closing Date, Buyer will, with respect to each employee of Buyer who shall have been an employee of Seller or any of its Affiliates immediately prior to the Closing Date and becomes an employee of Buyer (the “Continuing Employees”), waive, or cause to be waived, any limitations on benefits relating to pre-existing conditions to the same extent such limitations are waived under any comparable plan of Seller and shall use its commercially reasonable efforts to recognize for purposes of annual deductibles under its medical and dental plans, paid by Continuing Employees into the Seller’s plan in the calendar year in which the Closing Date occurs.  Buyer will also provide Continuing Employees with full credit for prior service with Seller or its Affiliates for purposes of eligibility under any medical and dental plans of Buyer.

8.2.         Non-competition.

(a)      In furtherance of the sale of the Purchased Assets to Buyer hereunder by virtue of the transactions contemplated hereby and more effectively to protect the value and goodwill of the Purchased Assets so sold, for a period of three (3) years after the Closing Date, each of Seller and Nyer (collectively, the “Nyer Parties”) agree not to (and shall cause Affiliates within its control not to), in any manner whatsoever, directly or indirectly operate, own, lease, engage or participate in as an owner, landlord, partner, employee, joint venturer, shareholder, director, assignor, seller, transferor, or as a sales or marketing agent or otherwise, in, for, or in connection with any retail drug store or pharmacy business as conducted by Buyer after the date hereof within a radius of five (5) miles from any Pharmacy, specifically excluding clinic pharmacies or those pharmacies operated pursuant to a written contractual agreement with a clinic, hospital or healthcare center and located within a 1/4 mile from such clinic, hospital or healthcare center properties and for use primarily by patients of such clinics, hospitals or healthcare centers, and further excluding certain premises located at the addresses identified on Schedule 8.2(a), which shall not be subject to the terms and conditions of this Section 8.2(a).

(b)      The Nyer Parties also agree that, for a period of three (3) years after the Closing Date they shall not (and shall cause their controlled Affiliates not to), directly or indirectly, call upon, solicit or divert business from any Person who filled a prescription in the twelve (12) month period prior to the Closing Date at any Pharmacy (a “Customer”).

(c)         For a period of three (3) years after the Closing Date, the Nyer Parties shall not (and shall cause their controlled Affiliates not to solicit, recruit or hire any employee of the Business at the date of this Agreement who becomes a Transferred Employee and shall not encourage any such employee to leave the employment of Buyer; provided that the foregoing provision will not prevent the Nyer Parties from employing any such employee who contacts the Nyer Parties on his or her own initiative without any direct or indirect solicitation by, or encouragement from the Nyer Parties.

(d)      The Nyer Parties covenant and agree that they shall not (and shall cause their controlled Affiliates not to) divulge to any Person any Confidential Information of Buyer or the Business.

(e)      The parties hereby recognize, acknowledge and agree that the territorial and time limitations contained in this Agreement are reasonable and properly required for the adequate protection of the business to be conducted by Buyer with the Purchased Assets.  The parties further agree that the geographical and temporal restrictions referred to in this Section 8.2 are divisible and severable.  The parties acknowledge that inclusion of this Section 8.2 in the Agreement is a material inducement to Buyer to enter into this Agreement and pay the Purchase Price.

(f)       Notwithstanding the foregoing, nothing in this Section 8.2 shall prevent any of the Nyer Parties from (i) owning and operating the Excluded Business in their current locations or (ii) purchasing or otherwise acquiring, up to a non-controlling interest, of any class of securities of any enterprise that may be competitive with Buyer and the Pharmacies (but without other participation in the activities of such enterprise) as long as such securities are listed on any national or regional securities exchange or have been registered under Section 12(g) of the Securities Exchange Act of 1934, as amended;  (iii) selling, disposing, liquidating or otherwise transferring any Excluded Assets or Excluded Business in connection with a liquidation process; or (iv) continuing to provide service to Customers who are also customers at other pharmacy locations owned or operated by any of the Nyer Parties other than the Pharmacies.  For the avoidance of doubt, “controlled Affiliates” of the Nyer Parties, as used herein, shall not include any holder of debt or equity interests or securities of the Nyer Parties or its Affiliates or any officer, director, member or partner of any such equity or debt holder.

8.3.          Records and  Data.

 (a)         The parties agree that Buyer will engage Infowerks (the “Data Converter”) to convert Seller’s prescription file and record data in electronic form that are included in the Purchased Assets (the “Record Data”) to a format specified by Buyer.  Seller agrees, on or prior to Closing, to provide, during regular business hours, such access, information and cooperation to the Data Converter as may be reasonably required to enable the Data Converter to deliver the Record Data to Buyer at least two business days prior to the Closing Date.  In the event that the Record Data is not or cannot be delivered to Buyer as of the date of Closing, Buyer, at Buyer’ sole discretion, may delay the Closing Date until the Record Data is delivered to Buyer.

(b)      Seller will retain a complete copy of all Record Data in accordance with applicable Requirements of Law regarding retention of records.

(c)      Seller has, with respect to each of the Pharmacies, maintained (i) an accurate log of all disclosures, to the extent any have been made, as of January 1, 2004, of Protected Health Information (“PHI”), as that term is defined in HIPAA.

(d)          Buyer will engage Tribune Direct or another distributor selected by Buyer (the “Third Party Distributor”) to notify each customer of a Non-Operate Location Pharmacy who has had a prescription filled or refilled at such Pharmacy within the two years prior to the Closing Date by mailing each of them a letter in the form attached as Exhibit G or such other form as may be mutually acceptable to Buyer and Seller.  The parties agree that, promptly after its receipt of the applicable Record Data, the Data Converter will provide the applicable Record Data to the Third Party Distributor in order to enable the Third Party Distributor to assemble and distribute these letters.  Buyer agrees to instruct the Third Party Distributor not to release such letters until after the Closing and shall be responsible for and shall satisfy any legal obligations under HIPPA, including the HIPPA privacy standards in connection with such letters.

8.4.          Matters Related to Prescriptions.  Prior to the Closing, Seller shall use reasonable efforts to fill and deliver to customers of the Pharmacies any partial-fill prescriptions with a remaining quantity balance (“IOU Prescriptions”).  For any IOU Prescriptions remaining on the Closing Date, Seller shall credit the prescription to the customer or to the third-party payor, as appropriate, on the Closing Date.  Buyer assumes no liability for IOU Prescriptions.  In addition, prior to the Closing, Seller shall reverse and return to stock any filled prescriptions that have not been picked up, providing all necessary notice to any third-party payors, and shall provide Buyer with a list of such prescriptions so that Buyer is prepared to fill such prescriptions on or after the Closing Date.

8.5.          Interim Operations.

(a)      Between the date hereof and the Closing Date, the Seller shall operate and carry on the Business in the ordinary course and substantially as presently operated.  Consistent with the foregoing, the Seller shall use reasonable efforts to keep and maintain the Purchased Assets in good operating condition and repair, ordinary wear and tear excepted.  In furtherance of the foregoing, the Seller shall maintain normal operating hours, staffing levels, inventory levels and merchandise mix.  Buyer shall have the right, at any time before the sale contemplated hereunder is announced to the public upon reasonable notice and at Buyer’s expense, and with minimum interference to the business operations to audit Seller’s prescription records to verify the then-current average daily prescription counts.

(b)      Except as expressly contemplated by this Agreement or except with the express written approval of Buyer, neither Seller nor Nyer shall: (i) take any action that is intended or may reasonably be expected to result in (x) any of the representations and warranties set forth in this Agreement being or becoming untrue in any material respect, (y) any of the conditions to the Closing set forth in this Agreement not being satisfied or (z) any violation of any provision of this Agreement, except, in each case, as may be required by applicable law; (ii) enter into any lease or material agreement, contract or commitment of any nature (or amendment, supplement or modification of any existing lease, agreement, contract or commitment), oral or written, nor make any material capital investment or expenditures, primarily related to the ownership or operation of the Pharmacies; (iii) enter into any material contract with respect to, or make any material increase in (or commitment to increase) the compensation payable to any of its employees or agents primarily related to the Pharmacies; (iv) sell, lease, transfer or otherwise dispose of (including any transfers from Nyer or Seller to any of their Affiliates), or impose or suffer to be imposed any Encumbrance on, any of the Purchased Assets, other than inventory and minor amounts of personal property sold or otherwise disposed of for fair value in the ordinary course of the Business consistent with past practice; or (v) take any other action that a reasonable person would consider material to any of the Pharmacies or the Business Employees.

(c)      Seller shall remove, at Seller’s sole cost and expense, any and all items of property (other than the Purchased Assets) located at the Operate Location Pharmacies no later than thirty (30) days after the Closing Date.

8.6.          Taxes.

(a)      Each of Seller and Nyer shall be liable for and covenant to pay, and pursuant to Article IX shall indemnify and hold harmless each Buyer Group Member from and against any and all Losses and Expenses incurred by any of them in connection with or arising from, (i) all Taxes (whether assessed or unassessed or is subject to any extension) applicable to the Business or the Purchased Assets, in each case attributable to taxable years or periods (or portions thereof) ending on and prior to the Closing Date and, with respect to any Straddle Period, the portion of such Straddle Period ending on and including the Closing Date and (ii) all excise, sales, use, transfer (including real property transfer or gains), stamp, registration, documentary, filing, recordation and other similar Taxes which may be imposed or assessed as a result of the transactions effected pursuant to this Agreement (the “Transfer Taxes”), together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties.  Buyer shall be liable for and covenants to pay, and pursuant to Article IX shall indemnify and hold harmless Seller/Nyer Group, its Affiliates, directors, officers, employees and agents from and against any and all Loss and Expense incurred by any of them in connection with or arising from, all Taxes (whether assessed or unassessed) applicable to the Business or the Purchased Assets, in each case attributable to periods (or portions thereof) after the Closing Date and, with respect to any Straddle Period, the portion of such Straddle Period beginning after the Closing Date; provided, however, that neither Buyer, Seller nor Nyer shall be liable for or pay, and shall not indemnify or hold harmless the other party, its Affiliates, directors, officers, employees or agents from and against, any Taxes for which it is liable under this Agreement, including without limitation, each of Seller and Nyer pursuant to the preceding sentence or Sections 5.3 and 6.7.  For purposes of this Section 8.6, any Straddle Period shall be treated on a “closing of the books” basis as two partial periods, one ending at the close of the Closing Date and the other beginning on the day after the Closing Date, except that Taxes (such as property Taxes) imposed on a periodic basis shall be allocated on a daily basis.

(b)      Each of Seller and Nyer or Buyer, as the case may be, shall provide reimbursement for any Tax paid by one party all or a portion of which is the responsibility of the other party in accordance with the terms of this Section 8.6.  Within a reasonable time prior to the payment of any such Tax, the party paying such Tax shall give notice to the other party of the Tax payable and the portion which is the liability of each party, although failure to do so will not relieve the other party from its liability hereunder.

(c)      After the Closing Date, each of Seller, Nyer and Buyer shall (and cause their respective Affiliates to): (i) assist the other party in preparing any Tax Returns which such other party is responsible for preparing and filing; (ii) cooperate fully in preparing for any audits of, or disputes with taxing authorities regarding, any Tax Returns of the Business or the Purchased Assets; (iii) make available to the other and to any taxing authority as reasonably requested all information, records, and documents relating to Taxes of the Business or the Purchased Assets; (iv) provide timely notice to the other in writing of any pending or threatened Tax audits or assessments relating to Taxes of the Business or the Purchased Assets for taxable periods for which the other may have a liability under this Section 8.6; and (v) furnish the other with copies of all correspondence received from any taxing authority in connection with any Tax audit or information request with respect to any such taxable period.  Any returns or reports with respect to Transfer Taxes that are required to be filed shall be prepared and, to the extent each of Seller and Nyer, as applicable, is permitted by law or administrative practice, filed by each of Seller and Nyer, as applicable, when due.

(d)      Each of Seller, Nyer and Buyer shall each comply with all of its respective requirements and obligations under state tax bulk sales or similar laws that apply when a person sells some or all of its assets, including, in particular, the requirements and obligations under applicable law.

(e)      Notwithstanding anything to the contrary in this Agreement, except as provided in Article IX the obligations of the parties set forth in this Section 8.6 shall be unconditional and absolute and shall remain in effect without limitation as to time.

8.7.          Access.

(a)      Upon reasonable notice, Seller, each of its directors, officers, agents and employees shall afford Buyer and its representatives reasonable access during regular business hours from the date hereof through the Closing to the Premises and any and all properties, contracts, books, records, data and personnel of Seller relating to the Business, not provided to date and of reasonable import to the operation of the Business.  Seller shall afford to Buyer and its representatives reasonable access to and an opportunity to speak with any third parties to the Assumed Contracts.  Seller, its directors, officers, agents and employees shall cooperate in connection with the foregoing.  Seller shall provide to Buyer such information and documents concerning the Business as reasonably may be requested by Buyer.  In exercising its rights under this Section 8.7(a), Buyer shall not unreasonably interfere with Seller’s Business and shall coordinate the exercise of such rights through Seller.

(b)      Upon reasonable notice and as may otherwise be permitted under, but subject to the terms of the applicable lease, Seller shall permit Buyer access to all of the Premises in order to install wiring and equipment for communication devices and other store systems and to prepare for the integration of the Business with Buyer’s own business, all at Buyer’s cost and without causing material damage to such Premise.  Buyer agrees to repair any damage which may be caused due to the exercise of its rights pursuant to this Section 8.7(b) and to indemnify, defend and hold harmless Seller from any and all Losses arising out of or in any way connected with Buyer’s exercise of its rights pursuant to this Section 8.7(b).  In exercising its rights under this Section 8.7(b), Buyer shall not unreasonably interfere with Seller’s Business and shall coordinate the exercise of such rights through Seller.

8.8.          Consent of Third Parties; Regulatory and Other Authorizations.  During the period prior to the Closing Date, Seller and Buyer shall use commercially reasonable efforts, and shall cooperate with each other, to (1) secure any consents and approvals of any Governmental Body to be obtained by them in order to permit the consummation of the transactions contemplated hereby, (2) secure the written consent of each landlord to each Assumed Contract identified on Exhibit C in the form and substance reasonably satisfactory to Buyer required to be obtained by them in order to permit the consummation of the transactions contemplated hereby (as provided in Section 4.3(j)), (3) secure the termination of the leases for and release of the Parata Equipment by the duly authorized agent of Parata Systems, LLC (the “Parata Releases”), or (4) otherwise satisfy the conditions set forth in Sections 10.1 and 10.2; provided, that Seller shall not make any agreement or understanding affecting, in any material respect, the Business or the Purchased Assets as a condition for obtaining any such consents or waivers except with the prior written consent of Buyer, which consent shall not be unreasonably withheld.

8.9.          Avoiding Abandonment.

(a)      Seller hereby authorizes Buyer to operate under each Permit related to the Business after the Closing, to the extent permitted by applicable law, rule or regulation and to the extent necessary to enable Buyer to conduct the Business while Buyer seeks to replace such Permit with its own license, authorization, permit or waiver (such Permits, the “Transferable Permits”).  Buyer shall promptly after execution of this Agreement prepare and submit the necessary applications (the “Buyer Applications”) to the applicable regulatory agencies, to obtain the licenses required  to operate the Business.  Seller will take all steps reasonably necessary to maintain its authorizations under the Transferable Permits that Buyer operates under during the period between Closing and the issuance of Buyer’s own licenses, authorizations, permits or waivers and Seller will cooperate with Buyer in preparing and submitting the Buyer Applications. Buyer shall indemnify and hold Seller and its Affiliates harmless for any and all Loss and Expense incurred or suffered as a result of or relating to Buyer’s operation under the Transferable Permits.

 (b)       Prior to the Closing, Seller agrees to use commercially reasonable efforts as may be reasonably requested by Buyer to assist Buyer to and Buyer shall take all commercially reasonable efforts to, as soon as practicable after the date hereof, to (i) obtain all licenses, authorizations, permits or waivers as may be necessary for Buyer to conduct the Business at the Operate Location Pharmacies (including, on the part of Seller taking all steps reasonably necessary to relinquish the Permits as applicable, as of Closing) and (ii) obtain such licenses, authorizations, permits or waivers effective as of the Closing Date or as promptly thereafter as is practicable. Buyer shall reimburse Seller for all out-of-pocket expenses incurred in connection therewith.  Seller further agrees that, prior to the Closing, it will cooperate as may be reasonably necessary to enable Buyer to, and Buyer shall take all commercially reasonable efforts to, as soon as practicable after the date hereof, to (x) obtain either a new license or the approval of the transfer of Buyer’s existing license issued by the pharmacy boards of the states in which the Operate Location Pharmacies are located, and (y) obtain any required Medicare or Medicaid authorizations or numbers, NCPDP numbers and Drug Enforcement Agency authorizations, permits or licenses.

(c)        Seller shall execute a power of attorney, in form attached hereto as Exhibit E, authorizing Buyer to operate the Business under the Transferable Permits (the “Power of Attorney”) and such other powers of attorney, pharmacy management and other agreements; assignments, amendments, addenda and other documents as may be necessary to enable Buyer to conduct the Business, in each case as are reasonably requested by Buyer.

8.10.         License of Intellectual Property.

(a)        After the Closing Date, Buyer shall have the right to use on a royalty free basis the Intellectual Property associated with the Pharmacies in connection with store signage, advertisements, solicitations, announcements and similar matters related to any Pharmacies, for a period of twelve (12) months following the Closing Date.  Buyer has no right to sublicense any Intellectual Property to any third party.

(b)        After the Closing Date, Buyer shall have the right to use existing packaging, labeling, containers, supplies, advertising materials and any similar materials including the Intellectual Property.  Buyer shall have the right to use the Intellectual Property in advertising that cannot be changed by Buyer or its Affiliates or resellers using commercially reasonable efforts after the Closing Date subject to Seller’s approval of the advertising which shall not be unreasonably withheld.  Buyer shall comply with all applicable laws or regulations in any use of packaging or labeling containing the Intellectual Property primarily used in or related to the ownership or operation of the Pharmacies.  Buyer shall not be obligated to alter or remove the Intellectual Property primarily used in or related to the ownership or operation of the Pharmacies on goods in the hands of dealers, distributors and customers at the time of the expiration of the time period set forth herein.

8.11.         Remittance.  The parties agree that (a) in the event Buyer receives payment from any parties for services rendered by Seller on or before the Closing Date (including payment from Medicare, Medicaid and insurance programs), Buyer will remit such payment to Seller as soon as reasonably practicable after receipt thereof (but in no event later than fifteen (15) days) and (b) in the event Seller receives payment from any parties for services rendered by Buyer after the Closing Date (including payment from Medicare, Medicaid and insurance programs), Seller will remit such payment to Buyer as soon as reasonably practicable after receipt thereof (but in no event later than fifteen (15) days).

8.12.         Further Assurances; Transition Services.

(a)        At any time and from time to time at or after the Closing, Buyer and Seller agree to cooperate with each other to execute and deliver such other documents, instruments of transfer or assignment, files, books and records and do all such further acts and things as may be reasonably required in order to carry out the purposes of this Agreement.

(b)        Promptly after the execution of this Agreement, Buyer and Seller will cooperate with each other to develop a detailed transition plan reflecting, among other things, the agreements regarding Transition Services included in Section 8.12(c) below.

(c)        Buyer and Seller agree that for a period of sixty (60) days following the Closing (the “Transition Services Period”), Seller shall provide to Buyer human resources, accounting, information technology (including access to any data readily available related to the Purchased Assets) or other services reasonably requested by Buyer that are comparable to and consistent with the human resources, accounting, information technology and other services provided by Seller to the Business prior to the Closing and that are reasonably necessary to facilitate a smooth transition of the ownership and operation of the Purchased Assets from Seller to Buyer (the “Transition Services”).  Notwithstanding the foregoing, Seller shall be required to provide the Transition Services only to the extent and in the manner such Transition Services were being provided in connection with Seller’s owning and operating of the Purchased Assets as of, or within the six (6) month period ending on, the Closing Date and only to the extent Seller’s personnel at such time have the expertise and available working time to provide such services.  To the extent Seller intends to terminate personnel necessary to provide the Transition Services or Seller’s personnel at such time do not have the expertise and available working time to provide such services, Seller will give Buyer reasonable advance notice thereof and Buyer may, in its sole discretion, pay the salaries of the necessary personnel in order to maintain their employment, hire or pay for the costs of hiring the required personnel, or use its own employees in order to ensure the availability of the Transition Services, and Seller will afford such personnel with all access necessary to do so.  Buyer shall reimburse Seller for all expenses incurred in connection therewith.  Buyer and Seller shall use good faith efforts to cooperate with each other in all matters relating to the provision and receipt of the Transition Services.

8.13.         Access to Records. From the Closing Date through the third anniversary of the Closing Date, Seller shall afford to Buyer and, upon request, Buyer’s counsel, accountants and other representatives, reasonable access at reasonable times and occasions to access and inspect information not included in the Purchased Assets but relating to the Purchased Assets, the Business, any Transferred Employee, or a claim by Buyer for indemnification pursuant to Section 9.1 if and to the extent Seller is legally required to maintain records relating to such information.   In the event that Seller is not legally required to maintain such records or information through the third anniversary of the Closing Date and determines to dispose of such records or information, Seller shall provide Buyer with reasonably advanced notice of such disposal and an opportunity to copy or take possession of such records or information.

8.14.         Estoppels.  Within two (2) business days after the date hereof, Seller shall deliver a Landlord Estoppel Certificate to each of the landlords of the leases identified on Exhibit C hereto in the form attached hereto as Exhibit H or otherwise reasonably acceptable to Buyer (the “Landlord Estoppel Certificates”) and shall use commercially reasonable efforts to cause each of the landlords of the leases identified on Exhibit C hereto to complete and execute an estoppel certificate substantially in the form of the Landlord Estoppel Certificate or otherwise reasonably acceptable to Buyer and return them to Seller as may be required under the leases.  Seller shall deliver each signed Landlord Estoppel Certificate to Buyer promptly after Seller receives it.  Within five (5) days after the date this Agreement has been fully executed, Seller shall deliver to Buyer completed Tenant/Seller Estoppel Certificates for each of the leases identified on Exhibit C hereto in the form attached hereto as Exhibit I (the “Tenant Estoppel Certificates”).

8.15.         Approval; Consent and Meeting of Shareholders.  The Board of Directors of Nyer, at a meeting duly called and held, has unanimously adopted resolutions: (a) determining that the terms of this Agreement and the transactions contemplated hereby are fair and in the best interests of Nyer and its stockholders, and declaring it advisable to, to enter into this Agreement; (b) approving the execution, delivery and performance of this Agreement and the consummation of transactions contemplated hereby and any related matters involving Seller, and (c) recommending that the stockholders of Nyer approve the adoption of this Agreement.

8.16.         Public Disclosures.  The parties and their respective Affiliates will consult with each other and agree on the contents and timing of issuance, before issuing any press release or otherwise making any public statement with respect to this Agreement or any of the transactions contemplated hereby and will not issue any such press release or make any such public statement prior to such agreement, except as may be required by any listing agreement with a stock exchange, rules/regulations of the SEC or, in the good faith judgment of a party based on advice of counsel, by applicable law, in which case reasonable efforts to consult with the other party will be made prior to such release or public statement.

8.17.         Break-Up Fee and Expense Reimbursement.

(a)        In the event that after the date hereof and prior to the receipt of Nyer Shareholder Approval, Seller or Nyer receives an unsolicited bona fide written proposal for a transaction by a third party or a tender offer initiated by a third party, in each case, pursuant to which the economic consideration shall be at least $350,000.00 greater than the sum of (i) $17,750,000.00, plus (ii) the Prepaid Rent Amount and plus (iii) the Parata Equipment Amount (an “Alternate Transaction”), Seller or Nyer may furnish non-public information to, and negotiate with, such third party; provided however, that Seller or Nyer provide Buyer with written notice as provided below and shall pay to Buyer (i) a break-up fee (the “Break-Up Fee”) in the amount of $300,000.00 and (ii) an amount equal to all of the actual out-of-pocket expenses, up to a total of $200,000.00, incurred by Buyer or its Affiliates in connection with the transactions contemplated by this Agreement (the “Expense Reimbursement”), which such amounts shall be paid to Buyer in accordance with Section 11.2(b).  Nothing in this Section 8.17 shall prohibit the Board of Directors of Nyer from refusing to make, withdrawing, qualifying, conditioning, or modifying its recommendation of the transactions contemplated by this Agreement if, prior to the Closing Date, there exists an Alternate Transaction and the Board of Directors of Nyer determines in good faith that any failure to do so would be inconsistent with the best interests of the shareholders of Nyer; provided, however, that the Board of Directors of Nyer has provided Buyer with five business days prior written notice of its intent to effect such withdrawal, modification, qualification, conditioning or refusal to recommend (which such notice shall include reasonable details regarding the cause for, and the nature of, such withdrawal, modification, qualification, conditioning or refusal to recommend).  If Seller or its Affiliate enters into such Alternate Transaction, this Agreement shall terminate but for the confidentiality obligations and the obligation of Seller to pay the Break-Up Fee and Expense Reimbursement as provided herein.  The Break-Up Fee and Expense Reimbursement are intended to compensate Buyer and its Affiliates for the time and expense dedicated to this transaction.

(b)        Seller and Nyer shall as promptly as practicable after, and in any event not later than five days after the date hereof, request and thereafter use its reasonable best efforts to obtain the return or destruction (and certification thereof) of all confidential material provided to other persons interested in pursuing a transaction with Seller or Nyer or who otherwise expressed interest as a potential bidder or as an advisor or representative to a potential bidder during the six months preceding the date hereof.

8.18.         Proxy Statement.  If the adoption of this Agreement by the stockholders of Nyer is required under applicable law in order to consummate this transaction and the transactions contemplated thereby, Nyer shall, as promptly as practicable, and in any event within thirty (30) days following the date hereof, prepare and file with the SEC the Proxy Statement.  Nyer shall respond to any comments of the SEC or its staff and shall cause the Proxy Statement to be mailed to its stockholders as promptly as reasonably practicable after the resolution of any such comments.  Nyer shall notify Buyer promptly upon the receipt of any comments from the SEC or its staff or any other government officials and of any request by the SEC or its staff or any other government officials for amendments or supplements to the Proxy Statement and shall supply Buyer with copies of all correspondence between Nyer or any of its representatives, on the one hand, and the SEC, or its staff or any other government officials, on the other hand, with respect to the Proxy Statement.  Nyer shall cooperate and provide Buyer with a reasonable opportunity to review and comment on the draft of the Proxy Statement (including each amendment or supplement thereto).  Nyer shall use commercially reasonable efforts to cause all documents that Nyer is responsible for filing with the SEC or other regulatory authorities under this Section 8.18 to comply in all material respects with all applicable requirements of law and the rules and regulations promulgated thereunder.  If at any time prior to the Closing Date, any information should be discovered by any party hereto which should be set forth in an amendment or supplement to the Proxy Statement so that the Proxy Statement would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, the party which discovers such information shall promptly notify the other parties hereto and, to the extent required by applicable law, an appropriate amendment or supplement describing such information shall be promptly filed by Nyer with the SEC and disseminated by Nyer to the stockholders of Nyer. If at any time prior to the Closing Date, any information relating to Seller, Nyer, Buyer or any of their respective Affiliates or any of their respective officers or directors should be discovered by Seller, Nyer or Buyer which should be set forth in an amendment or supplement to the Proxy Statement, so that the Proxy Statement shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, the party that discovers such information shall promptly notify the other parties and an appropriate amendment or supplement describing such information shall be filed with the SEC and, to the extent required by applicable law, disseminated to the shareholders of Nyer.  Notwithstanding anything to the contrary stated above, prior to filing or mailing the Proxy Statement (or, in each case, any amendment or supplement thereto) or responding to any comments of the SEC with respect thereto, Nyer shall provide Buyer with a reasonable opportunity to review and comment on such document or response and shall include in such document or response comments reasonably proposed by or on behalf of Buyer.

8.19.         Takeover Statute.  If Section 607.0901 or 607.0902 of the FBCA or any other “fair price,” “moratorium,” “control share acquisition” or other form of antitakeover statute, regulation or law is or becomes applicable to this Agreement or the transactions contemplated hereby, Nyer and the Board of Directors of Nyer or an authorized special committee shall grant such approvals and take such other actions as may be required or reasonably necessary, to the extent permitted under such law, so that the transactions contemplated hereby may be consummated as promptly as practicable, and in any event by the End Date, on the terms and conditions set forth in this Agreement and to eliminate or minimize the effects of such statute, regulation or law on the transactions contemplated hereby.

8.20.         Shareholder Litigation. Nyer shall provide Buyer with prompt notice of and copies of all proceedings and correspondence relating to any action against Nyer, any of its subsidiaries or any of their respective directors or officers by any shareholder of Nyer arising out of or relating to this Agreement or the transactions contemplated by this Agreement. Nyer shall give Buyer the opportunity to consult with Nyer regarding the defense or settlement of any such shareholder action, and shall give due consideration to Buyer’s advice with respect to such shareholder action.

8.21.         Parata Equipment.  The parties acknowledge and agree that, prior to the Closing Date, Seller shall purchase from Parata Systems LLC the Parata Equipment, and concurrently with such purchase, Seller shall terminate the leases related to such leased personal property.

8.22           Nyer Available Cash.  Nyer must, for a period of ninety (90) days following the Closing Date, or such longer period during which a claim made by Buyer pursuant to Section 9.1 or 9.2 remains open, retain at least $1,200,000 in available cash or cash equivalents.

ARTICLE IX

INDEMNIFICATION

9.1.           Indemnification by Seller.

(a)        Seller agrees to indemnify and hold harmless each Buyer Group Member from and against any and all Losses and Expenses incurred by such Buyer Group Member in connection with or arising from:

(i)           any breach of any warranty or the inaccuracy of any representation of Seller contained in this Agreement or in any agreement or document required to be delivered by Seller hereunder or any certificate delivered by or on behalf of Seller pursuant hereto;

(ii)           any breach by Seller of any of its covenants or agreements, or any failure of Seller to perform any of its obligations, in this Agreement or in any agreement or document required to be delivered by Seller hereunder after timely noticed;

(iii)         the failure of Seller to pay, perform or discharge any Excluded Liability; and

(iv)         any and all claims from or on behalf of any former, current or future (A) holder of capital stock of, or other rights or interests in Seller or (B) creditor of Seller, in either case, arising from or relating to the execution, delivery and performance of this Agreement and/or the transactions contemplated hereby;

provided, however, that Seller shall not be required to indemnify and hold harmless under clause (i) of this Section 9.1(a) with respect to Losses and Expenses incurred by Buyer Group Members (other than Losses and Expenses incurred as a result of inaccuracies of the representations and warranties contained in Sections 5.1 (Organization and Authority), 5.4 (Title and Sufficiency) and 5.15 (Broker) (the “Seller Fundamental Representations), as to which this proviso shall have no effect) unless the aggregate amount of such Losses and Expenses subject to indemnification by Seller exceeds $50,000.00, and once such amount is exceeded, Seller shall indemnify the Buyer Group Members only for the amount in excess of such amount; and

provided further, however, that the aggregate amount that Seller shall be required to indemnify and hold harmless pursuant to Section 9.1(a) (other than the Seller Fundamental Representations which shall not exceed $4,000,000.00) shall not exceed $1,200,000.00.

(b)           The indemnifications provided for in Section 9.1(a) shall terminate on the date that is ninety (90) days following the Closing Date (and no claims shall be made by any Buyer Group Member under Section 9.1(a) thereafter, other than claims made under Section 5.18 (Intellectual Property) and Section 8.10 (License of Intellectual Property) which shall terminate on the date that is twelve months following the Closing Date, but only if any current director or officer of Seller has a beneficial ownership interest in Seller’s capital stock and, other than claims made under Section 8.2 (Non-Competition) which shall terminate on the date that is three years following the Closing Date, except that the indemnifications shall continue as to any Loss or Expense arising under or related to a claim pursuant to Section 9.1(a) of which any Buyer Group Member has notified Seller in accordance with the requirements of Section 9.3 on or prior to the date such indemnification would otherwise terminate in accordance with this Section 9.1(b), as to which the obligation of Seller shall continue until the liability of Seller shall have been determined pursuant to this Article IX, and Seller shall have reimbursed all Buyer Group Members for the full amount of such Loss and Expense in accordance with this Article IX.

9.2.           Indemnification by Nyer.

(a)        Nyer agrees to indemnify and hold harmless each Buyer Group Member from and against any and all Losses and Expenses incurred by such Buyer Group Member in connection with or arising from:

(i)            any breach of any warranty or the inaccuracy of any representation of Nyer contained in this Agreement or in any agreement or document required to be delivered by Nyer hereunder or any certificate delivered by or on behalf of Nyer pursuant hereto;

(ii)           any breach by Nyer of any of its covenants or agreements, or any failure of Nyer to perform any of its obligations, in this Agreement or in any agreement or document required to be delivered by Nyer hereunder after timely noticed;

(iii)           the failure of Nyer to pay, perform or discharge any Excluded Liability for which Nyer is the responsible party; and

(iv)           any and all claims from or on behalf of any former, current or future (A) holder of capital stock of, or other rights or interests in Nyer or (B) creditor of Nyer, in either case, arising from or relating to the execution, delivery and performance of this Agreement and/or the transactions contemplated hereby;

provided, however, that Nyer shall not be required to indemnify and hold harmless under clause (i) of this Section 9.2(a) with respect to Losses and Expenses incurred by Buyer Group Members (other than Losses and Expenses incurred as a result of inaccuracies of the representations and warranties contained in Sections 6.1 (Organization and Authority), 6.4 (Vote Required) and 6.5 (Broker) (the “Nyer Fundamental Representations), as to which this proviso shall have no effect) unless the aggregate amount of such Losses and Expenses subject to indemnification by Nyer exceeds $50,000.00, and once such amount is exceeded, Nyer shall indemnify the Buyer Group Members only for the amount in excess of such amount; and

provided further, however, that the aggregate amount that Nyer shall be required to indemnify and hold harmless pursuant to Section 9.2(a) (other than the Nyer Fundamental Representations which shall not exceed $4,000,000.00) shall not exceed $1,200,000.00.

(b)           Nyer hereby guarantees to Buyer payment of Seller’s obligations under Section 9.1 as limited therein for the periods as provided in Section 9.2(c).

(c)           The indemnifications provided for in Section 9.2(a) shall terminate on the date that is the later of (i) ninety (90) days following the Closing Date or (ii) the filing of articles of dissolution of Nyer with the Secretary of State of the State of Florida (and no claims shall be made by any Buyer Group Member under Section 9.2(a) thereafter), except that the indemnifications shall continue as to any Loss or Expense arising under or related to a claim pursuant to Section 9.2(a) of which any Buyer Group Member has notified Nyer in accordance with the requirements of Section 9.4 on or prior to the date such indemnification would otherwise terminate in accordance with this Section 9.2(c), as to which the obligation of Nyer shall continue until the liability of Nyer shall have been determined pursuant to this Article IX, and Nyer shall have reimbursed all Buyer Group Members for the full amount of such Loss and Expense in accordance with this Article IX.

9.3.           Indemnification by Buyer.  Buyer agrees to indemnify and hold harmless Seller/Nyer Group from and against any and all Loss and Expense incurred by any of them in connection with or arising from: (i) any breach of any of any warranty or the inaccuracy of any representation of Buyer contained in this Agreement or in any agreement or document required to be delivered by Buyer hereunder or any certificate delivered by or on behalf of Buyer pursuant hereto; (ii) any breach by Buyer of any of its covenants or agreements or any failure of Buyer to perform any of its obligations, in this Agreement or in any agreement or document required to be delivered by Buyer hereunder after timely notice, and (iii) any Assumed Liability.  The indemnification provided for in this Section 9.3(i) shall terminate on the date that is twelve months after the Closing Date (and no claims shall be made by Seller/Nyer Group under this Section 9.3(i) thereafter, other than claims arising under Sections 7.1 (Organization of Buyer), 7.2 (Authorization) and Section 7.3 (Non-Contravention) which shall terminate on the date that is ninety days following the Closing Date), except that the indemnification by Buyer shall continue as to any Loss or Expense arising under or related to a claim pursuant to Section 9.3 of which Seller/Nyer Group has notified Buyer in accordance with the requirements of Section 9.4 on or prior to the date such indemnification would otherwise terminate in accordance with this Section 9.3, as to which the obligation of Buyer shall continue until the liability of Buyer shall have been determined pursuant to this Article IX, and Buyer shall have reimbursed Seller/Nyer Group for the full amount of such Loss and Expense in accordance with this Article IX.

9.4.           Notice and Determination of Claims.

(a)    The party which is entitled to indemnification hereunder (for purposes of this Section 9.4, the “Indemnified Person”) may make claims for indemnification hereunder by promptly giving written notice thereof to the party required to indemnify (for purposes of this Section 9.4, the “Indemnitor”) within the period in which indemnification claims can be made hereunder.  If indemnification is sought for a claim or liability asserted by a third party (the “Third Person Claim”), the Indemnified Person shall also give written notice thereof to the Indemnitor promptly after it receives notice of the claim or liability being asserted, but the failure to do so, or any delay in doing so, shall not relieve the Indemnitor of its indemnification obligation under this Article IX, unless, and then only to the extent that, the rights and remedies of the Indemnitor are materially prejudiced as a result of the failure to give, or delay in giving, such notice.  Such notice shall in good faith summarize the bases for the claim for indemnification (the “Claim Notice”) describing such Loss or Expense, the amount thereof, if known, and the method of computation of such Loss or Expense, all with reasonable particularity and containing a reference to the provisions of this Agreement, any certificate or other agreement delivered pursuant hereto in respect of which such Loss or Expense shall have occurred.

(b)    Within fourteen (14) days after receiving such notice (or sooner as is reasonably necessary, in the case of a Third Person Claim), the Indemnitor shall give written notice to the Indemnified Person stating whether it in good faith disputes the claim for indemnification and whether it will defend against any Third Person Claim at its own cost and expense.  If the Indemnitor fails to give notice that it disputes an indemnification claim within 14 days after receipt of notice thereof (or sooner as is reasonably necessary, in the case of a Third Person Claim), it shall be deemed to have accepted and agreed to the claim, and the amount of indemnification to which an Indemnified Person shall be entitled under this Article IX shall be determined: (i) by the written agreement between the Indemnified Person and the Indemnitor; (ii) by a final, non-appealable judgment or decree of any court of competent jurisdiction; or (iii) by any other means to which the Indemnified Person and the Indemnitor shall agree.  The judgment or decree of a court shall be deemed final when the time for appeal, if any, shall have expired and no appeal shall have been taken or when all appeals taken shall have been finally determined.

9.5.           Indemnification as Sole Remedy.  Except as permitted under Section 12.9, and except with respect to claims for Losses and Expenses which cannot be waived as a matter of law (including fraud), the indemnity provided herein will be the sole and exclusive remedy of the Buyer Group Members and Nyer, Seller and their respective Affiliates, directors, officers, employees, attorneys and agents with respect to any and all claims for Losses and Expenses sustained, incurred or suffered, directly or indirectly, relating to or arising out of this Agreement.

ARTICLE X

CONDITIONS TO CLOSING

10.1.         Seller’s Condition to Closing.  The obligations of Seller under this Agreement are subject to the satisfaction at or prior to the Closing of each of the following conditions, but compliance with any or all of such conditions may be waived, in writing, by Seller:

(a)    The representations and warranties of Buyer contained in this Agreement that are qualified as to materiality shall be true and correct in all respects and those representations and warranties not so qualified shall be true and correct in all material respects, in each case, on the date hereof and on the Closing Date (except to the extent that they expressly relate to an earlier date);

(b)    Buyer shall have performed and complied in all material respects with all of the covenants and agreements contained in this Agreement and satisfied all of the conditions required by this Agreement to be performed or complied with or satisfied by Buyer at or prior to the Closing;

(c)    On the Closing Date, there shall be no injunction, restraining order or decree of any nature of any court or Governmental Body in effect that restrains or prohibits the consummation of the transactions contemplated by this Agreement and no action, suit or proceeding shall have been instituted by any Person or entity, or threatened by any Governmental Body, before a court or Governmental Body, to restrain or prevent the carrying out of the transactions contemplated by this Agreement;

(d)    Buyer shall have delivered all documents required to be delivered under Section 4.2;

(e)    On the Closing Date, Buyer shall have paid to Seller the Closing Date Payment;

(f)     To the extent required under applicable law, rules and regulations, stock exchange rules and Nyer Board of Director resolutions a sufficient number of Nyer’s shareholders of each class of its stock shall have voted in favor of the transactions contemplated by the Agreement; and

(g)    Seller shall have received the Parata Releases executed by a duly authorized agent of Parata Systems, LLC relating to the Parata Equipment.

10.2.         Buyer’s Conditions to Closing.  The obligations of Buyer under this Agreement are subject to the satisfaction at or prior to the Closing of each of the following conditions, but compliance with any or all of any such conditions may be waived, in writing, by Buyer:

(a)    The representations and warranties of Seller contained in this Agreement that are qualified as to materiality shall be true and correct in all respects and those representations and warranties not so qualified shall be true and correct in all material respects, in each case, on the date hereof and on the Closing Date (except to the extent that they expressly relate to an earlier date);

(b)    Seller shall have performed and complied in all material respects with all the covenants and agreements contained in this Agreement and satisfied all the conditions required by this Agreement to be performed or complied with or satisfied by it or them at or prior to the Closing Date;

(c)    On the Closing Date, there shall be no injunction, restraining order or decree of any nature of any court or Governmental Body in effect that restrains or prohibits the consummation of the transactions contemplated by this Agreement and no action, suit or proceeding shall have been instituted by any Person or entity, or threatened by any Governmental Body, before a court or Governmental Body, to restrain or prevent the carrying out of the transactions contemplated by this Agreement;

(d)    Seller shall have delivered all documents required to be delivered under Section 4.3;

(e)    Buyer shall have obtained all licenses, permits, NCPDP numbers, Medicaid or Medicare numbers, or similar items required to operate the Business (either by transfer of Seller’s Transferable Permits to the extent permitted by law or its receipt of new licenses, permits or numbers), provided, however that as soon as practicable after the date hereof  Buyer will file its application for all required licenses, numbers, or similar items required to operate the Business and thereafter shall use all commercially reasonable efforts to obtain such licenses, numbers or similar items as soon as possible; and

(f)     To the extent required under applicable law, rules and regulations, stock exchange rules and Nyer Board of Director resolutions a sufficient number of Nyer’s shareholders of each class of its stock shall have voted in favor of the transactions contemplated by the Agreement.

ARTICLE XI

TERMINATION

11.1.         Termination.  Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated at any time prior to the Closing Date:

(a)    by the mutual written consent of Buyer and Seller;

(b)    by Buyer in the event of any material breach by Seller of any of Seller’s agreements, covenants, representations or warranties contained herein and such material breach is incapable of being cured or, if capable of being cured, shall not have been cured within thirty (30) days following receipt by Seller of notice of such material breach from Buyer;

(c)    by Seller in the event of any material breach by Buyer of any of Buyer’s agreements, covenants, representations or warranties contained herein and such material breach is incapable of being cured or, if capable of being cured, shall not have been cured within thirty (30) days following receipt by Buyer of notice of such material breach from Seller;

(d)    by either Buyer or Seller if any Governmental Body shall have issued a final and non-appealable order, decree or ruling permanently restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby;

(e)    by either Buyer or Seller if the Closing shall not have occurred on or before one hundred thirty-five (135) days after the date hereof (or such later date as may be mutually agreed to in writing by Buyer and Seller) (the “End Date”); provided that the party seeking to exercise such right of termination has not breached its obligations hereunder in any material respect;

(f)     by either Buyer or Seller in the event Seller enters into a definitive agreement for an Alternate Transaction in compliance with Section 8.17; or

(g)    by either Buyer or Seller if the Nyer Shareholder Approval shall not have been obtained at the Nyer shareholders’ meeting, or any adjournments thereof.

11.2.         Effect of Termination.

(a)    In the event of the termination of this Agreement pursuant to Section 11.1 hereof, all further obligations of the parties under this Agreement shall be terminated without further liability of any party or its stockholders, directors or officers to the other parties, except that (i) the parties shall perform their obligations contained in this Section 11.2 and Sections 12.7 and 12.12 and the Mutual Confidentiality and Non-Disclosure Agreement, as amended to provide at Paragraph 17 for an eighteen (18) month period prior to termination; provided that nothing in this Article XI shall relieve any party of its liability for a breach of its obligations under this Agreement, and (ii) Buyer’s right to the Break-Up Fee and Expense Reimbursement under Section 8.17 shall remain in effect notwithstanding a termination of this Agreement under Section 11.1(f).

(b)    If Buyer or Seller shall terminate this Agreement pursuant to Section 11.1(b) or (f), then Seller shall, on the date of such termination, pay to Buyer the Break-Up Fee and Expense Reimbursement.

(c)    All payments under Section 11.2(b) shall be made by wire transfer of immediately available funds to an account designated in writing by Buyer.

(d)    If Seller shall fail to pay the Break-Up Fee or Expense Reimbursement, then Seller shall reimburse Buyer for all reasonable costs and expenses actually incurred or accrued by Buyer (including reasonable attorneys’ fees) in connection with collection under and enforcement of Section 11.2(b) from the date such payment was required to be made until the date of payment at the prime lending rate prevailing during such period as published in The Wall Street Journal.

ARTICLE XII

GENERAL PROVISIONS

12.1.         Survival of Obligations.  Subject to Sections 9.1, 9.2, 9.3, 9.4 and 9.5, all representations, warranties, covenants and obligations contained in this Agreement shall survive the consummation of the transactions contemplated by this Agreement.

12.2.         [Reserved].

12.3.         Notices.  All notices or other communications required or permitted under this Agreement shall be in writing, shall be deemed to have been given when delivered in person, by telex or telecopier, when delivered to a recognized next business day courier, or, if mailed, when deposited in the United States mail, first class, registered or certified, return receipt requested, with proper postage prepaid, addressed as follows or to such other address as notice shall have been given pursuant hereto:

If to Seller:

D.A.W., Inc.
13 Water Street
Holliston, MA 01746
Attn:  Mark Dumouchel
Fax:   508-429-8237

If to Nyer:

Nyer Medical Group, Inc.
13 Water Street
Holliston, MA  01746
Attn:  Mark Dumouchel
Fax:    508-429-8237

with a copy to:

Sullivan & Worcester LLP
One Post Office Square
Boston, MA 02109
Attn:  Gayle Ehrlich
Fax:  617-338-2880

If to Buyer, to:

Walgreen Co.
106 Wilmot Rd., 4th Floor, MS#1655
Deerfield, Illinois 60015
Attention: Michael Cairo
Fax: (847) 368-6577

with a copy to:

Walgreen Co.
104 Wilmot Road, 2nd Floor, MS#1425
Deerfield, Illinois 60015
Attention: John Curtin
Fax: (847) 315-4464

12.4.         Successors and Assigns; No Third Party Beneficiaries.  Either party may assign any of its rights hereunder, but no such assignment shall relieve it of its obligations hereunder. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.  Except as set forth in Article IX, nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon any Person other than the parties and successors and assigns permitted by this Section 12.4 any right, remedy or claim under or by reason of this Agreement.

12.5.         Entire Agreement; Amendments.  This Agreement and the Exhibits and Schedules referred to herein and the documents delivered pursuant hereto contain the entire understanding of the parties hereto with regard to the subject matter contained herein or therein, and supersede all prior agreements, understandings or letters of intent between or among any of the parties hereto, including any confidentiality agreement between the parties or their Affiliates.  This Agreement shall not be amended, modified or supplemented except by a written instrument signed by an authorized representative of each of the parties hereto.

12.6.         Waivers.  Any term or provision of this Agreement may be waived, or the time for its performance may be extended, by the party or parties entitled to the benefit thereof.  Any such waiver shall be validly and sufficiently authorized for the purposes of this Agreement if, as to any party, it is authorized in writing by an authorized representative of such party.  The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision.  No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

12.7.         Expenses.  Except for the Shared Expenses, each party hereto will pay all costs and expenses incident to its negotiation and preparation of this Agreement and to its performance and compliance with all agreements and conditions contained herein on its part to be performed or complied with, including the fees, expenses and disbursements of its counsel and accountants.    For administrative convenience, Buyer agrees to pay and be liable for the Shared Expenses.  In consideration therefore, the parties agree that Buyer will be reimbursed, through a credit against the Purchase Price, equal to one-half of the Shared Expenses.  On or before the tenth (10th) business day after the Closing Date or such other date as mutually agreed by the parties but as soon thereafter as practicable, all rent (including without limitation percentage rent), real estate taxes, common area charges, utility charges, and other obligations due and payable by Seller under the leases identified on Exhibit C hereto, shall be prorated as of the Closing Date with respect to each lease identified on Exhibit C hereto (collectively the “Prorated Charges”).  Whenever possible, such prorations shall be based on actual, current payments by Seller and to the extent such actual amounts are not available, such prorations shall be estimated as of the Closing Date based on actual amounts for the most recent comparable billing period.  When the actual amounts become known, such prorations shall be recalculated by Buyer and Seller, and Buyer or Seller shall make any additional payment or refund, as the case may be, so that the correct prorated amount is paid by each of Buyer and Seller.

12.8.         Partial Invalidity.  Wherever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating the remainder of such invalid, illegal or unenforceable provision or provisions or any other provisions hereof, unless such a construction would be unreasonable.

12.9.         Injunctive Relief; Remedies.

(a)    The parties agree that any breach or threatened breach by Seller of or its Affiliates of this Agreement, including Section 8.2, would result in substantial and irreparable damage to Buyer, the amount of which would be difficult, if not impossible, to ascertain.  Therefore, Seller agrees that in the event of any such breach or threatened breach thereof, Buyer shall have the right to enforce this Agreement by preliminary or permanent injunctive or other relief in equity, without the necessity of proving any actual damages or providing any bond or other security.  The right of Buyer to obtain injunctive or other equitable relief to enforce the terms hereof shall be in addition to all other rights and remedies it may otherwise have at law, in equity, or otherwise.  Such right to obtain injunctive or other equitable relief may be exercised, at the option of Buyer, concurrently with, prior to, after, or in lieu of the exercise of any other rights or remedies which Buyer may have as a result of any breach or threatened breach of any of the terms hereof.

(b)    The prevailing party or parties in any action brought to enforce any provision of this Agreement shall be entitled to recover all reasonable attorneys’ fees and disbursements and other out-of-pocket costs incurred in connection therewith.

12.10.       Compliance with Law.  Seller acknowledges that Buyer intends to (a) comply with applicable law in its exercise of all rights under this Agreement, including its rights under Sections 8.5 and 8.7 and (b) restrict competitively sensitive information to Buyer’s employees who are not involved in sales, marketing or pricing of business operations that compete with Seller.  If provided with reasonable notice of procedures being implemented by Buyer to facilitate such compliance, Seller agrees to use commercially reasonable efforts to observe such procedures.  Buyer acknowledges that it intends to comply with all applicable privacy laws and any applicable privacy policies of Seller relating to the handling of customer information and data.

12.11.       Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement.

12.12.                      GOVERNING LAW; SUBMISSION TO JURISDICTION; SELECTION OF FORUM.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE, EXCEPT TO THE EXTENT THAT THE LAWS OF THE STATE OF FLORIDA MANDATORILY APPLY.  EACH PARTY HERETO AGREES THAT IT SHALL BRING ANY ACTION OR PROCEEDING IN RESPECT OF ANY CLAIM ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTAINED IN OR CONTEMPLATED BY THIS AGREEMENT, WHETHER IN TORT OR CONTRACT OR AT LAW OR IN EQUITY, EXCLUSIVELY  IN A UNITED STATES DISTRICT COURT FOR THE STATE OF DELAWARE (THE “CHOSEN COURTS”) AND (I) IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE CHOSEN COURTS, (II) WAIVES ANY OBJECTION TO LAYING VENUE IN ANY SUCH ACTION OR PROCEEDING IN THE CHOSEN COURTS, (III) WAIVES ANY OBJECTION THAT THE CHOSEN COURTS ARE AN INCONVENIENT FORUM OR DO NOT HAVE JURISDICTION OVER ANY PARTY HERETO, (IV) AGREES THAT SERVICE OF PROCESS UPON SUCH PARTY IN ANY SUCH ACTION OR PROCEEDING SHALL BE EFFECTIVE IF NOTICE IS GIVEN IN ACCORDANCE WITH SECTION 12.3 OF THIS AGREEMENT AND (V) ACKNOWLEDGES THAT THE OTHER PARTIES WOULD BE IRREPARABLY DAMAGED IF ANY OF THE PROVISIONS OF THIS AGREEMENT ARE NOT PERFORMED IN ACCORDANCE WITH THEIR SPECIFIC TERMS AND THAT ANY BREACH OF THIS AGREEMENT COULD NOT BE ADEQUATELY COMPENSATED IN ALL CASES BY MONETARY DAMAGES ALONE AND THAT, IN ADDITION TO ANY OTHER RIGHT OR REMEDY TO WHICH A PARTY MAY BE ENTITLED, AT LAW OR IN EQUITY, IT SHALL BE ENTITLED TO ENFORCE ANY PROVISION OF THIS AGREEMENT BY A DECREE OF SPECIFIC PERFORMANCE AND TO TEMPORARY, PRELIMINARY AND PERMANENT INJUNCTIVE RELIEF TO PREVENT BREACHES OR THREATENED BREACHES OF ANY OF THE PROVISIONS OF THIS AGREEMENT, WITHOUT POSTING ANY BOND OR OTHER UNDERTAKING.

12.13.                      Nyer Sections.  Nyer shall be bound to this Agreement as and to the extent provided in each of the following sections: 4.3(d), 6.1 through 6.11, 8.2, 8.5(b), 8.6, 8.15 through 8.20, 8.22, 9.2, 9.4, 9.5, 12.1, 12.3, 12.12 and 12.13.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first above written.

BUYER:

WALGREEN EASTERN CO., INC.

By:	/s/ Robert M. Silverman
Name: Robert M. Silverman
Title: Vice President

SELLER:

D.A.W., INC.

By:	/s/ Mark A. Dumouchel
Name: Mark A. Dumouchel
Title: President

Solely with respect to those sections specifically identified herein:

NYER MEDICAL GROUP, INC.

By:	/s/ Mark A. Dumouchel
Name: Mark A. Dumouchel
Title: President and Chief Executive Officer

Signature Page to Asset Purchase Agreement

EXHIBIT INDEX

Exhibits

Exhibit A	Operate Location Pharmacies

Exhibit B	Non-Operate Location Pharmacies

Exhibit C	List of Assumed Real Estate Leases

Exhibit D	Bill of Sale

Exhibit E	Power of Attorney

Exhibit F	Inventory Procedures

Exhibit G	Customer Notification Letter

Exhibit H	Form of Landlord Estoppel Certificate

Exhibit I	Form of Tenant Estoppel Certificate

Exhibits J-1 through J-8	Assignment and Assumption of Real Estate Lease

Exhibits K	Real Estate Security Deposits

EXHIBIT A

OPERATE LOCATION PHARMACIES

Store	Store Address	City and State
1	47 Elm Street	Danvers, MA
2	89 Pleasant Street	Marblehead, MA
3	416 Watertown Street	Newton, MA
4	533 Columbia Road	Dorchester, MA
5	266 Washington Street	Wellesley, MA
6	397 Boston Post Road	Weston, MA
7	683 High Street	Westwood, MA
8	675 Main Street	Woburn, MA

EXHIBIT B

NON-OPERATE LOCATION PHARMACIES

Store	Store Address	City and State
1	111 Canal Street	Salem, MA
2	76 Prospect Street	Gloucester, MA
3	19 N. Main Street	Sherborn, MA
4	415 Columbia Road	Dorchester, MA

ANNEX B – DAW PURCHASE AGREEMENT

The DAW Purchase Agreement has been included to provide you with information regarding its terms. It is not intended to provide any other factual information about the Management Team, DAW or Nyer. The terms and other information in the DAW Purchase Agreement should not be relied upon as disclosure about the Management Team, DAW or Nyer without consideration of the entirety of Nyer’s public disclosure as set forth in its public filings with the SEC.  Nyer’s other public disclosure can be found elsewhere in this proxy statement and in the other public filings that Nyer makes with the SEC, which are available without charge at www.sec.gov.

The DAW Purchase Agreement contains representations and warranties the Management Team, DAW and Nyer made to each other for purposes of allocating contractual risk among the parties to the agreement. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the Management Team, DAW and Nyer have exchanged in connection with signing the DAW Purchase Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the attached DAW Purchase Agreement. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts, since they are modified by the underlying disclosure schedules and may be subject to standards of materiality that differ from those applicable to investors. None of the Management Team, DAW nor Nyer believes that the disclosure schedules contain information that the securities laws require either or both of them to publicly disclose. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the agreement, which subsequent information may or may not be fully reflected in Nyer’s public disclosures.

TRANSACTION AGREEMENT

by and among

D.A.W., INC.,

NYER MEDICAL GROUP, INC.

and

THE MANAGEMENT INVESTORS LISTED ON SCHEDULE I HERETO

Dated as of October 23, 2009

SCHEDULES

Schedule I	Schedule of Management Investors
Schedule II	Closing Date Balance Sheet with Certificate of Liabilities

EXHIBITS

Exhibit A	Asset Purchase Agreement between D.A.W., Inc. and Walgreen Eastern Co., Inc.
Exhibit B	Form of Note Assumption, Release and Consent

TRANSACTION AGREEMENT

TRANSACTION AGREEMENT, dated as of October 23, 2009 (the “Agreement”), by and among D.A.W., Inc., a corporation organized under the laws of the Commonwealth of Massachusetts (the “Company” or “DAW”), Nyer Medical Group, Inc., a corporation organized under the laws of the State of Florida (“Nyer”), and certain members of management of the Company who are purchasing shares of common stock of DAW, no par value (“Common Stock”), at the Closing (as defined below) and listed on Schedule I hereto (the “Management Investors”).  DAW, Nyer and the Management Investors are sometimes hereinafter referred to separately as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, the DAW is a wholly-owned subsidiary of Nyer:

WHEREAS, the Parties wish to set forth in this Agreement the terms and conditions by which the Management Investors will acquire DAW’s Common Stock held by Nyer and, at Closing, Nyer will receive a benefit of $1,500,000 through the sale of all of DAW’s Common Stock to the Management Investors and DAW’s retention of liabilities described below;

WHEREAS, DAW has entered into an Asset Purchase Agreement of even date herewith, in the form attached hereto as Exhibit A (the “WAG Agreement”), with Walgreen Eastern Co., Inc. (“WAG”) for the acquisition by WAG of certain assets of DAW (the “WAG Transaction”); and

WHEREAS, the Parties wish to set forth in this Agreement the terms and conditions of a series of related transactions, which will close concurrently with the Management Investors’ acquisition of Common Stock as described above, whereby cash proceeds of the WAG Transaction will be used to discharge DAW’s liabilities, other than those expressly retained by DAW, and then the net proceeds, together with DAW’s operating cash and liquidated accounts receivable, will be distributed to Nyer.

NOW, THEREFORE, in consideration of the foregoing, and the premises, representations, warranties, covenants and agreements herein contained, and other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, intending to be legally bound, the Parties hereby agree as follows:

ARTICLE I

Definitions

As used in this Agreement, the following terms have the respective meanings set forth below:

“Accounting Referee” shall have the meaning assigned to such term in Section 9.3.

“Agreement” shall have the meaning assigned to such term in the Preamble.

“Alternate Transaction” shall have the meaning assigned to such term in Section 9.2.

“Business Day” shall mean a day, other than a Saturday or Sunday, on which commercial banks in Boston, Massachusetts are open for the general transaction of business.

“Cash Shortfall” shall have the meaning assigned to such term in Section 3.3.

“Certificate of Liabilities” shall have the meaning assigned to such term in Section 3.1.

 “Closing” shall have the meaning assigned to such term in Section 4.1.

“Closing Date” shall have the meaning assigned to such term in Section 4.1.

“Closing Date Balance Sheet” shall mean the pro forma balance sheet of the Company as described in Section 2.1.

“Closing Date Liability Balance” shall have the meaning assigned to such term in Section 3.1.

“Code” shall mean the Internal Revenue Code of 1986, as amended, and any successor Law.

“Company” shall have the meaning assigned to such term in the Preamble.

“Common Stock” shall have the meaning assigned to such term in the Preamble.

“Contract” shall mean any agreement, lease, commitment, franchise, purchase order, statement of work, license, contract, note, mortgage, bond, indenture, lease, arrangement or other obligation, whether written or oral.

“Employment Agreement” shall have the meaning assigned to such term in Section 2.2.

“Encumbrances” shall mean any mortgage, pledge, lien, encumbrance, claim, charge, security interest or other restriction, option, deed of trust, hypothecation, conditional sale or restriction on transfer of title or voting, whether imposed by agreement, law, equity or otherwise.

 “Expense Reimbursement” shall have the meaning assigned to such term in Section 9.2.

“Final Balance Sheet” shall have the meaning assigned to such term in Section 9.3.

“Final Payment Date” shall have the meaning assigned to such term in Section 9.4.

“Final WAG Distribution” shall have the meaning assigned to such term in Section 9.3.

“GAAP” shall mean United States generally accepted accounting principles.

“Governmental Entity” or “Governmental Entities” shall mean the government of the United States of America and any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of government or any self-regulatory authority with similar powers.

“Income Tax” or “Income Taxes” shall mean all (i) federal, state, local and foreign taxes, or similar charges, that are on, or measured by, net income or gain, including state and local franchise or excise taxes, whether computed on a separate, consolidated, unitary, combined or any other basis and (ii) all interest, penalties and additions imposed with respect to any such amounts described in (i) and any interest in respect of such penalties and additions, whether disputed or not and regardless of whether such items are incurred, accrued, assessed or similarly charged on, before or after the Closing Date and (iii) any liability as a transferee or successor of any amount in clause (i) that is payable by reason of contract, assumption, transferee liability, operation of state or local tax Law or otherwise.

“Income Tax Return” shall mean all returns and reports (including elections, declarations, disclosures, schedules or other attachments, estimates and information returns), including any amended return, required to be supplied to a Tax Authority relating to Income Taxes.

“IRS” shall mean the United States Internal Revenue Service.

“Law” or “Laws” shall mean any federal, state or local law, statute or ordinance, common law or any rule, regulation, standard, judgment, order, writ, injunction, decree, arbitration award, agency requirement, license or permit of any Governmental Entity.

“Liability” shall mean any debt, obligation or liability, of any nature whatsoever, disclosed on a balance sheet prepared in accordance with GAAP and regardless of whether such debt, obligation or liability is immediately due and payable.

“Management Investors” shall have the meaning set forth in the Preamble.

“Management Representatives” shall mean Mark Dumouchel and David Dumouchel.

“Nyer Group Return” shall mean any consolidated, unitary, combined or similar Income Tax Return that includes both Nyer and the Company.

 “Order” shall mean any Law, order, injunction, judgment, decree or ruling of any Governmental Entity.

“Party” and “Parties” shall have the meaning assigned to such terms in the Preamble.

“Person” shall mean an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or other entity, including a Governmental Entity.

“Pre-Closing Date Income Taxes” shall mean all liability for Income Taxes of the Company, calculated in the case of any such taxes related to any Nyer Group Return on a separate return basis for the Company, for Pre-Closing Date Income Tax Periods.  For the avoidance of doubt, Pre-Closing Date Income Taxes shall include Income Taxes of the Company resulting from or imposed in connection with the WAG Transaction, calculated on the basis of the agreed upon allocation of the aggregate purchase price pursuant to the WAG Agreement.

“Pre-Closing Date Income Tax Period” shall mean, for any Income Tax, any taxable year or period ending on or prior to the Closing Date.

 “Residual Accounts” shall mean the Company’s accounts receivable as of the Closing Date which are related to the assets and operations of the Company that are excluded from the WAG Transaction as the same shall be reflected on the Closing Date Balance Sheet.

“Sale Transaction” shall have the meaning assigned to such term in Section 9.2.

“Samuel Nyer Note” shall mean, collectively, that certain Promissory Note dated February 4, 2008, in the original principal amount of $400,000, made by Nyer and payable to the order of Samuel Nyer, and that certain Promissory Note dated February 4, 2008, in the original principal amount of $350,000, made by Nyer and payable to the order of the Management Representatives and others and assigned initially to Nyle International Corp. and then to Samuel Nyer.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Severance Payments” shall have the meaning assigned to such term in Section 2.2.  Severance Payments shall be included as Company Liabilities to be satisfied under Section 3.1 at Closing.

 “Tax Authority” shall mean the IRS and any similar state or local Governmental Entity.

“Tax Law” shall mean the Code, the Treasury Regulations, judicial decisions and IRS rulings, procedures, announcements and notices of general application and analogous statutory, regulatory, judicial or administrative provisions, decisions and rulings under state or local law.

“Tax Reserve” shall have the meaning assigned to such term in Section 2.1.

“Transaction Expenses” shall mean any fees and expenses of the Company incurred in connection with the negotiation and consummation of, or which become due and payable as a result of the transactions contemplated by this Agreement and/or the WAG Agreement, including, but not limited to, the fees and expenses payable to Newbury, Piret & Company and all legal fees of the Company related to the transactions contemplated by this Agreement and/or the WAG Transaction.  Transaction Expenses shall be included as Company Liabilities to be satisfied under Section 3.1 at Closing.

 “Transfer Tax” shall mean all transfer, real property transfer, stock transfer, documentary, sales, use, stamp, registration and other similar taxes (including penalties and interest).  For the avoidance of doubt, Transfer Tax does not include Income Taxes.

“Treasury Regulations” shall mean the regulations (including temporary and proposed regulations) promulgated under the Code by the United States Department of Treasury.

“WAG Agreement” shall have the meaning assigned to such term in the Preamble.

“WAG Distribution” shall mean a cash distribution equal to the aggregate cash purchase price received by the Company under the WAG Transaction, less the Closing Date Liability Balance.  The WAG Distribution shall be subject to adjustment under Section 3.3 and Section 9.3.

“WAG Transaction” shall have the meaning assigned to such term in the Preamble.

ARTICLE II

Pre-Closing Date Transactions

2.1.           Closing Date Balance Sheet.  Prior to Closing, the Parties shall cooperate in good faith, with the assistance of the Company’s senior financial staff and Wolf & Company, P.C., to prepare in accordance with GAAP, on a basis consistent with the preparation of prior interim, unaudited balance sheets of the Company, a pro forma balance sheet of the Company as of the Closing Date (the “Closing Date Balance Sheet”).  The Closing Date Balance Sheet shall reflect the closing of the WAG Transaction, receipt of the aggregate cash purchase price thereunder, the remaining assets of the Company, including without limitation, its operating cash on hand, its Residual Accounts and other accounts receivable, and inventory, the WAG Distribution, a Tax Reserve (as defined below), an additional accrual for any applicable taxes, duties and assessments other than Pre-Closing Date Income Taxes, Severance Payments, Transaction Expenses and all other Liabilities of the Company.  The Closing Date Balance Sheet shall include an agreed upon estimate for an accrual for Pre-Closing Date Income Taxes related to any Nyer Group Return required to be filed after the Closing Date (collectively, “Tax Reserve”).  At Closing, the Closing Date Balance Sheet shall be attached hereto as Schedule II and the Certificate of Liabilities (as defined in Section 3.1) shall be attached to and become part of the Closing Date Balance Sheet.

2.2.          No Change in Management.

(a)           Between the date hereof and the Closing, Nyer shall not make, cause or permit any change in the management of the Company, unless approved in writing by the Management Representatives.  Without limiting the generality of the foregoing, Nyer agrees there shall be no change in the Board of Directors of the Company or its senior management without the written consent of the Management Representatives.

(b)           The Parties agree that, upon closing the WAG Transaction and notwithstanding anything to the contrary in their respective employment agreements (each, an “Employment Agreement”) with Nyer and the Company, each Management Investor shall be entitled to the severance payments set forth in Sections 7(a) and 7(b) (the “Severance Payments”) of his Employment Agreement, and the Company shall pay the Severance Payments in full to such Management Investor at closing of the WAG Transaction.

2.3.           Authorize WAG Distribution.  Prior to Closing, the Company’s Board of Directors shall take all actions necessary to authorize and approve the payment to Nyer of the WAG Distribution as provided in this Agreement, subject to closing the WAG Transaction and provisions of applicable law.  Without limiting the foregoing, nothing in this Section 2.3 or this Agreement shall require the Company to authorize or make a distribution to Nyer that would be prohibited by Section 6.40 of the Massachusetts Business Corporation Act.

ARTICLE III

The Closing Date Transactions

3.1.      Payment and Retention of Liabilities; Benefit to Nyer.

(a)           The Company shall set forth in a certificate (“Certificate of Liabilities”) delivered at the Closing the sum of its Liabilities as reflected on the Closing Date Balance Sheet.  The Management Representatives shall specify in the Certificate of Liabilities $1,200,000 of the Company’s Liabilities (other than the Tax Reserve and applicable Transfer Taxes to which Section 9.1(c) applies) that the Company will retain after the Closing.  The sum of Liabilities set forth in the Certificate of Liabilities, other than the foregoing Liabilities specified by the Management Representatives, the Tax Reserve and applicable Transfer Taxes to which Section 9.1(c) applies, is herein referred to as the “Closing Date Liability Balance”.

(b)           At Closing, the Company shall, with proceeds of the WAG Transaction, pay or establish reserves for the payment of all Liabilities included in the Closing Date Liability Balance.

3.2.      Purchase of Common Stock.  At the Closing, pursuant to the terms of this Agreement, each Management Investor hereby agrees to purchase from Nyer the number of shares of Common Stock set forth opposite such Management Investor’s name on Schedule I, and Nyer hereby agrees to sell to each Management Investor such shares of Common Stock.  At the Closing, each Management Investor hereby agrees to pay in cash the amount set forth opposite such Management Investor’s name on Schedule I.

3.3.        Adjustment and Payment of WAG Distribution.  At the Closing, the Company shall pay to Nyer the WAG Distribution; provided, however, the WAG Distribution shall be:

(a)           reduced by:

(i)           the amount, if any, by which the sum of the Tax Reserve and Cash Shortfall (as defined below) exceeds the Company’s accounts receivable, less the Residual Accounts (in each case as reflected on the Closing Date Balance Sheet); and

 (b)            increased by:

(i)            an amount equal to the Company’s operating cash on hand and its accounts receivable (in each case as reflected on the Closing Date Balance Sheet), reduced by the Tax Reserve and Residual Accounts (in each case as reflected on the Closing Date Balance Sheet); provided, however, if the adjustment to the WAG Distribution anticipated by the foregoing language of this Section 3.3(b) exceeds the Company’s operating cash on hand on the Closing Date, such adjustment shall be limited to the amount of its operating cash on hand on the Closing Date and such excess, for purposes of Section 9.4, shall be referred to as the “Cash Shortfall”.  For avoidance of doubt, cash recorded on the Company’s books (including the Closing Date Balance Sheet and the Final Balance Sheet) resulting from the adjustments in Section 3.3(a) shall not be considered operating cash on hand under Section 3.3(b).

3.4.           Samuel Nyer Note.  If Samuel Nyer consents in writing to the assignment of the Samuel Nyer Note as hereinafter provided, at the Closing, pursuant to the Note Assumption, Release and Consent (the “Note Assumption”) in the form attached hereto as Exhibit B, the Company shall assume all of Nyer’s obligations under the Samuel Nyer Note first arising after the Closing Date and Nyer shall be released from such further obligations thereunder.

ARTICLE IV

Closing

4.1.           Closing.  Subject to the provisions of Article VIII, the closing of the transactions contemplated by this Agreement (the “Closing”) and all actions specified in this Agreement to occur at the Closing shall take place at the offices of Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts at 10:00 a.m. Boston time, on the same Business Day on which the last of the conditions set forth in Article VIII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions) are satisfied or waived in accordance with this Agreement or on such other date as the Company, Nyer and the Management Representatives shall agree in writing (the date on which the Closing takes place, the “Closing Date”).  Each of the transactions contemplated by this Agreement shall be deemed to be effective at 12:01 a.m. Boston time, on the Closing Date.

4.2.       Closing Deliverables.

(a)          Deliveries by the Company.  At the Closing, the Company shall deliver or cause to be delivered the following:

(i)           Cash by wire transfer of immediately available funds to Nyer equal to the WAG Distribution.

(b)           Deliveries by each Management Investor.  At the Closing, each Management Investor shall deliver or cause to be delivered the following:

(i)           Cash by wire transfer of immediately available funds to Nyer in the amount determined for such Management Investor under Section 3.2.

(c)           Deliveries by Nyer.  At the Closing, Nyer shall deliver the following:

(i)           Stock Certificate to each Management Investor representing the shares of Common Stock purchased by such Management Investor pursuant to Section 3.2, accompanied by stock powers duly executed in blank and otherwise in the form necessary to transfer to such Management Investor good title to such shares.

4.3.       Further Assurances.   At any time and from time to time after the Closing Date, at the request of any Party and without further consideration, the Parties will execute and deliver such instruments, certificates, reports and other documents as any other Party may reasonably request to more effectively carry out or confirm the transactions contemplated hereby or to report the transactions, or the results of the transactions, contemplated hereby to any Governmental Entity or as otherwise required by law.

ARTICLE V

Representations and Warranties of Nyer

Nyer hereby represents and warrants to the Company and the Management Investors as follows:

5.1.       Title to Shares.  Nyer holds of record and owns beneficially 2,500 shares of the Common Stock, free and clear of all Encumbrances.  There is no restriction affecting the ability of Nyer to transfer the title and ownership of such shares owned by it to the Management Investors and, upon delivery of the certificate for such shares to each Management Investor pursuant to the terms of this Agreement and payment of the purchase price therefor at Closing, each Management Investor will acquire record and legal title, free and clear of all Encumbrances, to such shares.

5.2.       Authorization of Transaction by Nyer.  Subject to receipt of requisite shareholder approval, Nyer has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions contemplated by this Agreement.  The execution, delivery and performance by Nyer and the consummation by Nyer of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Nyer and no other corporate action or proceedings on the part of Nyer are necessary to authorize the execution, delivery and performance by Nyer of this Agreement or to consummate the transactions contemplated hereby.  This Agreement has been duly executed and delivered by Nyer and constitutes the valid and binding obligation of Nyer, enforceable against Nyer in accordance with its terms, except that such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and general principles of equity (whether considered in a proceeding at law or in equity) and the discretion of a court before which any proceeding therefor may be brought.

5.3.       Governmental Filings; No Conflicts.

(a)           No notices, reports or other filings are required to be made by Nyer with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by Nyer from, any Governmental Entity in connection with the execution, delivery and performance of this Agreement by Nyer and the consummation by Nyer of the transactions contemplated hereby.

(b)           The execution, delivery and performance of this Agreement by Nyer does not, and the consummation of the transactions contemplated hereby by Nyer will not (i) constitute or result in a breach or violation of, or a default under the governing documents of Nyer, (ii) constitute or result in a breach or violation of, or a default under any Law to which Nyer is subject, (iii) require a consent or approval under, conflict with, result in a violation or breach of, or constitute a default under, result in the acceleration of, or create in any Person the right to accelerate, terminate or cancel or modify any material obligation or result in the loss of any material right under any Contract to which Nyer is a party or otherwise bound.

5.4.       Offering.    Assuming the accuracy of the representations of each Management Investor as set forth herein, the offer and sale of such shares of Common Stock as contemplated by this Agreement are exempt from the registration requirements of the Securities Act, and all applicable state securities laws, and neither the Company nor any authorized agent acting on its behalf will take any action that would cause the loss of such exemption.  The offer and sale of such shares are not part of a public distribution and are not part of any distribution of any other securities by the Company.

5.5.       Brokers and Finders.  No broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with this Agreement or the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Nyer for which the Company has or will have any liability.

ARTICLE VI

Representations and Warranties of the Company

The Company hereby represents and warrants to Nyer and the Management Investors as follows:

6.1         Authorization of Transaction by the Company.  Subject to receipt of requisite Nyer shareholder approval, the Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated by this Agreement.  The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby will or have been duly and validly authorized by all necessary corporate action on the part of the Company and no other corporate actions or proceedings on the part of the Company are necessary to authorize the execution, delivery and performance by the Company of this Agreement or to consummate the transactions contemplated hereby.  This Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and general principles of equity (whether considered in a proceeding at law or in equity) and the discretion of a court before which any proceeding therefor may be brought.

6.2.         Governmental Filings; No Conflicts.

(a)           No notices, reports or other filings are required to be made by the Company with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by the Company from any Governmental Entity in connection with the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby.

(b)           The execution, delivery and performance of this Agreement by the Company does not, and the consummation of the transactions contemplated hereby by the Company will not (i) constitute or result in a breach or violation of, or a default under the governing documents of the Company, (ii) constitute or result in a breach or violation of, or a default under any Law to which the Company is subject, (iii) require a consent or approval under, conflict with, result in a violation or breach of, or constitute a default under, result in the acceleration of, or create in any Person the right to accelerate, terminate or cancel or modify any material obligation or result in the loss of any material right under any Contract to which the Company is a party or otherwise bound.

6.3.         Brokers and Finders.  No broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with this Agreement or the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company for which Nyer has or will have any liability.

ARTICLE VII

Representations and Warranties of Management Investors

Each Management Investor, severally and not jointly, for such Management Investor alone, hereby represents and warrants to the Company and Nyer as follows:

7.1.      Authorization.  Such Management Investor is of legal age and has full capacity to execute and deliver this Agreement and to perform his or her obligations hereunder.  This Agreement has been duly executed and delivered by such Management Investor and constitutes the valid and binding obligation of the Management Investor, enforceable against such Management Investor in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and general principles of equity (whether considered in a proceeding at law or in equity) and the discretion of a court before which any proceeding therefor may be brought.

7.2.       Investment Representations.

(a)           Such Management Investor confirms and acknowledges that he or she understands that the opportunity to purchase the Common Stock offered to such Management Investor under this Agreement is offered in his or her capacity as an employee, consultant, officer or director of the Company and such Management Investor is an “accredited investor” as that term is defined in Regulation D under the Securities Act.

(b)           The Common Stock offered to such Management Investor under this Agreement is being purchased by such Management Investor hereunder for investment, and not with a view to any distribution thereof that would violate the Securities Act or the applicable state securities laws of any state.  Such Management Investor will not distribute the Common Stock offered to such Management Investor under this Agreement in violation of the Securities Act or the applicable securities laws of any state.

(c)           Such Management Investor understands that the shares of Common Stock offered to such Management Investor under this Agreement have not been registered under the Securities Act or the securities laws of any state and must be held indefinitely unless subsequently registered under the Securities Act and any applicable state securities laws or unless an exemption from such registration becomes or is available.

(d)           In formulating a decision to purchase the Common Stock offered to such Management Investor under this Agreement, such Management Investor has relied solely upon (i) the provisions of this Agreement, (ii) an independent investigation of the Company’s business, and (iii) consultations with his or her legal and financial advisors with respect to this Agreement and the nature of his or her investment; and that in entering into this Agreement no reliance was placed by the Management Investor upon any representations or warranties other than those contained in this Agreement.

(e)           Such Management Investor is financially able to hold the Common Stock offered to such Management Investor under this Agreement for long-term investment, believes that the nature and amount of the Common Stock being purchased by he or she is consistent with his or her overall investment program and financial position, and recognizes that there are substantial risks involved in the purchase of the Common Stock.  Such Management Investor understands that the investment in the Common Stock is illiquid and risky, and such Management Investor may lose his or her entire investment.

(f)           Such Management Investor confirms that (i) he or she is familiar with the business of the Company, (ii) he or she has had the opportunity to ask questions of the officers and directors of the Company and to obtain (and that such Management Investor has received to his or her satisfaction) such information about the business and financial condition of the Company as he or she has reasonably requested, and (iii) such Management Investor has such knowledge and experience in financial and business matters that such Management Investor is capable of evaluating the merits and risks of the prospective investment in the Common Stock.

7.3.       Brokers and Finders.  No broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with this Agreement or the transactions contemplated by this Agreement based upon arrangements made by or on behalf of such Management Investor.

ARTICLE VIII

Conditions to Closing

8.1.      Conditions to Obligations of Nyer, the Management Investors and the Company.  The respective obligations of Nyer, the Management Investors and the Company to consummate the transactions contemplated by this Agreement are subject to the satisfaction or, to the extent permitted by applicable Law, the waiver at or prior to the Closing of each of the following conditions:

(a)           Litigation.  No Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced, sought to enforce or entered any Law or Order (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits or threatens to restrain, enjoin or otherwise prohibit consummation of the transactions contemplated by this Agreement.

(b)           WAG Transaction.  The WAG Transaction shall have closed in accordance with the WAG Agreement and the Company shall have received at least $17,750,000 in cash proceeds from WAG, subject to an adjustment based on the Negative Inventory Adjustment Amount (as defined in the WAG Agreement) and such other adjustments under the WAG Agreement.

(c)           Shareholder Approval.   The transactions proposed in this Agreement shall have received the affirmative vote, whether at a meeting of Nyer’s shareholders or by written consent, of the holders of a majority of then outstanding shares of Nyer’s common stock and preferred stock, voting separately.

(d)           Closing Date Balance Sheet.  The Company, Nyer and the Management Representatives shall have completed to their reasonable satisfaction the Closing Date Balance Sheet as provided in Section 2.1.

8.2.      Conditions to the Obligations of Nyer.  The obligations of Nyer to consummate the transactions contemplated by this Agreement are further subject to the satisfaction or, to the extent permitted by applicable Law, the waiver by Nyer at or prior to the Closing of each of the following conditions:

(a)           Performance of Obligations by the Management Investors and the Company.  The Management Investors and the Company shall have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to the Closing.

(b)           Representations and Warranties.  The representations and warranties of the Company set forth in Article VI and of the Management Investors set forth in Article VII shall be true and correct in all material respects as of the date of this Agreement and as of the Closing.

(c)           Closing Deliverables.

(i)           Each Management Investor shall have delivered all of the items set forth in Section 4.2(b).

(ii)          The Company shall have delivered all the items set forth in Section 4.2(a).

8.3.      Conditions to the Obligations of Management Investors.  The obligations of the Management Investors to consummate the transactions contemplated by this Agreement are further subject to the satisfaction or, to the extent permitted by applicable Law, the waiver by each Management Investor at or prior to the Closing of each of the following conditions:

(a)           Performance of Obligations of the Company and Nyer.  The Company and Nyer shall have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to the Closing.

(b)           Representations and Warranties.  The representations and warranties of Nyer set forth in Article V and of the Company set forth in Article VI shall be true and correct in all material respects as of the date of this Agreement and as of the Closing.

(c)           Closing Deliverables.

(i)           The Company shall have delivered all of the items set forth in Section 4.2(a).

(ii)         Nyer shall have delivered all of the items set forth in Section 4.2(c).

(d)           Severance Payments.  The Severance Payments shall have been paid in full to the Management Investors as provided in Section 2.2.

8.4.      Conditions to the Obligations of the Company.  The obligations of the Company to consummate the transactions contemplated by this Agreement are further subject to the satisfaction or, to the extent permitted by applicable Law, the waiver by the Company at or prior to the Closing of each of the following conditions:

(a)           Performance of Obligations by Nyer and the Management Investors.  Nyer and the Management Investors shall have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to the Closing.

(b)           Representations and Warranties.  The representations and warranties of Nyer set forth in Article V and of the Management Investors in Article VII shall be true and correct in all material respects as of the date of this Agreement and as of the Closing.

(c)           Closing Deliverables.

(i)           Nyer shall have delivered all of the items set forth in Section 4.2(c).

(ii)          The Management Investors shall have delivered all of the items set forth in Section 4.2(b).

ARTICLE IX

Additional Agreements

9.1.           Tax Matters.

(a)           Nyer shall be responsible for, and shall pay or cause to be paid, all Pre-Closing Date Income Taxes related to any Nyer Group Return required to be filed after the Closing Date.

(b)           Nyer shall prepare or cause to be prepared, and timely file or cause to be timely filed (including valid extensions), all Nyer Group Returns required to be filed after the Closing Date with respect to any Pre-Closing Date Income Tax Period.  All such Income Tax Returns shall be prepared and filed in a manner that is consistent, in all material respects, with the prior custom and practice of the Company and Nyer, unless otherwise required by Tax Law (as reasonably determined by Nyer).  Nyer shall use its commercially reasonable efforts to provide such Income Tax Returns to the Company at least five (5) Business Days prior to the date on which such Income Tax Returns are due to be filed (taking into account any valid extensions) for the Company’s review and comment.

(c)           All Transfer Taxes incurred with respect to the transactions contemplated by this Agreement shall be borne by the Company.

9.2           Exclusivity; Exception.

(a)           Neither Company nor Nyer shall (and neither Party shall cause or authorize any partner, director, officer, trustee, employee, or agent of it to, and shall not cause any equity holder of it to), directly or indirectly:

(i)           solicit, initiate or encourage any inquiries or the submission of any proposal or offer from any Person relating to any (A) liquidation, dissolution or recapitalization of the Company, (B) merger or consolidation with or into the Company, (C) acquisition or purchase of any material asset (or any material portion of the assets) of, or any equity interest in, the Company, or (D) similar transaction or business combination involving the Company, other than with respect to the WAG Transaction ((A), (B), (C) and (D) being a “Sale Transaction”);

(ii)          participate in any discussions or negotiations regarding, or furnish any information (other than information which is traditionally provided in the ordinary course of the business as conducted by the Company) with respect to, assist or participate in, or facilitate in any other manner, any effort or attempt by any other Person to do or seek, a Sale Transaction; or

(iii)        accept any offer or proposal for or enter into any Sale Transaction.

Nyer shall promptly notify the Management Representatives if any Person makes an unsolicited proposal or offer with respect to any of the foregoing and will provide the Management Representatives with reasonable detail regarding such proposal or offer including a summary of the terms, conditions and price of any oral proposal or offer and a copy of any written proposal or offer and the identity of the offeror.

(b)           Notwithstanding the foregoing, if Nyer receives an unsolicited bona fide written proposal for a Sale Transaction from a third party (“Alternate Transaction”), Nyer may furnish non-public information to, and negotiate with such third party; provided, however, such Alternate Transaction’s economic consideration for Nyer shall be at least $100,000 or greater than the consideration (cash and assumption of Liabilities) offered by the Management Investors and the Company under this Agreement, and provided, further, that Nyer provide Management Representatives with written notice as provided below and Nyer and the Company, jointly and severally, shall owe to the Management Investors an amount equal to all of their reasonable actual out of pocket expenses, including without limitation attorneys’ fees, incurred by the Management Investors in connection with the transactions contemplated by this Agreement (“Expense Reimbursement”), which such amount shall be paid to Management Investors prior to consummation of such Alternate Transaction.  Nothing in this Section 9.2 shall prohibit the Board of Directors of Nyer from refusing to make, withdrawing, qualifying, conditioning or modifying its recommendation of the transactions contemplated by this Agreement if there exists an Alternate Transaction and the Board of Directors of Nyer determines in good faith that any failure to do so would be inconsistent with the best interests of the shareholders of Nyer, provided, however, that the Board of Directors of Nyer has provided Management Representatives with five (5) Business Days prior written notice of its intent to effect such withdrawal, modification, qualification, conditioning or refusal to recommend (which such notice shall include reasonable details regarding the cause for, and the nature of, such withdrawal, modification, qualification, conditioning or refusal to recommend).  If Nyer or the Company enters into such Alternate Transaction, this Agreement shall terminate but for the obligations of Nyer and the Company to pay the Expense Reimbursement and the Severance Payments and to pay the Income Taxes as provided herein.

9.3.          Final Balance Sheet.

(a)           The Company and Nyer shall confirm the Closing Date Balance Sheet (together with the Certificate of Liabilities) and the items set forth therein (“Final Balance Sheet”), with the assistance of the Company’s senior financial staff and Wolf & Company, P.C., within thirty (30) days after the Closing Date.  If the Company and Nyer are unable to agree upon a Final Balance Sheet within such period, the Company and Nyer agree to retain the Boston office of a regionally recognized accounting firm acceptable to Nyer and the Company (the “Accounting Referee”) to promptly review those items or amounts in the calculations of the Final Balance Sheet as to which Nyer and the Company disagree.  Nyer and the Company shall have five (5) Business Days following the expiration of such thirty (30) day period to select the Accounting Referee, and if they are unable to agree on an Accounting Referee in that period then instead within the same period each shall select its own regionally recognized accounting firm to represent it in selecting an Accounting Referee and shall notify the other in writing of such appointment.  The regionally recognized accounting firms timely chosen by Nyer and the Company shall then in turn select one regionally recognized accounting firm not then acting as the accounting firm or the principal outside accountant for either Nyer or the Company, and their selection shall then be designated as the Accounting Referee.  If Nyer or the Company does not select a firm within the allotted time, the other party’s choice shall then be designated as the sole Accounting Referee.  Once selected as set out above, the Accounting Referee shall consider only those items or amounts in the calculation of the Final Balance Sheet that are the subject of dispute.  The Accounting Referee shall deliver to Nyer and the Company, as promptly as practicable and in any case within thirty (30) days of being referred the matter, a report setting forth its determination of the proper outcome of the dispute and the adjustments, if any, it believes should be made to the Final Balance Sheet and the calculations supporting such adjustments.  Such report shall be final and binding upon the Parties and the Final Balance Sheet, as adjusted pursuant to such report, shall be final and binding on the Parties.  The cost of the Accounting Referee’s review and report shall be borne equally by Nyer and the Company.

(b)           Upon delivery of the Final Balance Sheet, Nyer and the Company shall recalculate the WAG Distribution, and make any adjustments thereto as may be required by Section 3.3, based on the items set forth in the Final Balance Sheet (the “Final WAG Distribution”).  If the WAG Distribution paid at Closing exceeds the Final WAG Distribution (as adjusted by the determination of an Accounting Referee, if applicable), Nyer shall pay to the Company, no later than the Final Payment Date, in cash and by wire transfer of immediately available funds, as an adjustment to the WAG Distribution, an amount equal to the amount of such excess.  If the Final WAG Distribution (as adjusted by the determination of an Accounting Referee, if applicable) exceeds the WAG Distribution paid at Closing, the Company shall pay to Nyer, no later than the Final Payment Date, in cash and by wire transfer of immediately available funds, as an adjustment to the WAG Distribution, an amount equal to the amount of such excess.

9.4.         Payment of Tax Reserve and Cash Shortfall.  The Company shall pay an amount equal to the sum of the Cash Shortfall, if any, and the Tax Reserve (in each case as reflected on or determined by items on the Final Balance Sheet) to Nyer no later than the sixtieth (60th) day after the Closing or if later upon delivery by the Accounting Referee of the Final Balance Sheet under Section 9.3 (the “Final Payment Date”); provided, however, the Final Payment Date shall be extended by mutual agreement of Nyer and the Company if any of the Company’s accounts receivable as reflected on the Final Balance Sheet remain uncollected on such date.

9.5.         Cooperation.   The Company shall make available to Nyer, in a manner and to the extent mutually acceptable to Nyer and the Company, personnel (including the Management Representatives), accounting, information technology and other services reasonably requested by Nyer for the purpose of completing Nyer’s orderly liquidation.   Nyer shall reimburse the Company for all expenses incurred in connection therewith and compensate each Management Representative for his services at the hourly rate of $150.

9.6          WAG Agreement.   Following the Closing, the Company agrees to satisfy its obligations under the WAG Agreement in accordance with the terms thereof.

ARTICLE X

Miscellaneous

10.1.    Entire Agreement.  This Agreement constitutes the entire agreement among the Parties and supersedes any prior understandings or agreements by or among the Parties, written or oral, to the extent they are related in any way to the subject matter hereof.

10.2.    Succession and Assignment.  Except as otherwise provided herein, this Agreement may not, without the prior written consent of Nyer, the Company and the Management Representatives, be assigned by any Party by operation of Law or otherwise, and any attempted assignment shall be null and void.  Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, successors, permitted assigns and legal representatives.  The Management Investors (collectively and not individually) may, without such consent, assign their rights under this Agreement unless such assignment, in the sole discretion of Nyer, would have an adverse effect on Nyer.

10.3.    Expenses.  Except as otherwise provided in this Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be borne by the Party incurring such cost or expense.

10.4.    Certain Interpretive Matters; Construction.  The captions of Articles and Sections of this Agreement are for convenience only and shall not control or affect the meaning or construction of any of the provisions of this Agreement.  As used herein: (a) words in the singular shall be held to include the plural and vice versa and words of one gender (or neuter) shall be held to include the other gender (or the neuter) as the context requires; and (b) the terms “hereof,” “herein,” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including all of the Exhibits and Schedules) and not to any particular provision of this Agreement.

10.5.    Notices.  All notices, requests, demands, claims and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by personal delivery, electronic facsimile transmission, overnight courier or registered or certified mail, postage prepaid and addressed to the intended recipient as set forth below (or at such other address as shall be specified in a notice given in accordance with this Section 10.5):

If to the Company:

13 Water Street
Holliston, MA  01746
Attention:  President
Fax:  (508) 429-8237

with a copy (which shall not constitute notice) to:

Sullivan & Worcester LLP
One Post Office Square
Boston, MA  02109
Attention:  Attorney Gayle P. Ehrlich
Fax:  (617) 338-2880

If to Nyer:

13 Water Street
Holliston, MA  01746
Attention:  President
Fax:  (508) 429-8237

with a copy (which shall not constitute notice) to:

Sullivan & Worcester LLP
One Post Office Square
Boston, MA  02109
Attention:  Attorney Gayle P. Ehrlich
Fax:  (617) 338-2880

If to a Management Investor:

13 Water Street
Holliston, MA  01746
Fax:  (508) 429-8237

With a copy (which shall not constitute notice to:

Burns & Levinson LLP
125 Summer Street
Boston, MA 02110
Attention:  Robert C. Rives, Jr., Esq.
Fax:  (617) 345-3299

All such notices shall be deemed to have been duly given: (i) when delivered personally to the recipient, (ii) one (1) Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid), (iii) upon transmission by facsimile if a customary confirmation of transmission is received during normal business hours and, if not, the next Business Day after transmission, or (iv) four (4) Business Days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid.

10.6.   Governing Law.  This Agreement shall be governed by and construed in accordance with the Laws of the Commonwealth of Massachusetts without giving effect to the principles of conflicts of law.

10.7.   Amendments and Waivers.  No amendment or waiver of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Management Representatives, the Company and Nyer.  No waiver by any Party of any default or any breach of any representation, warranty, covenant or agreement hereunder shall be deemed to extend to any prior or subsequent default or breach or affect in any way any rights arising by virtue of any such prior or subsequent occurrence.

10.8.   Severability.  If any provision of this Agreement for any reason shall be held to be illegal, invalid or unenforceable, such illegality shall not affect any other provision of this Agreement, this Agreement shall be amended so as to enforce the illegal, invalid or unenforceable provision to the maximum extent permitted by applicable Law, and the Parties shall cooperate in good faith to further modify this Agreement so as to preserve to the maximum extent possible the intended benefits to be received by the Parties.

10.9.   Remedies; Specific Performance.  Any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy.  Each of the Parties acknowledges and agrees that each of the other Parties would be damaged irreparably in the event any of the provisions of this Agreement is not performed in accordance with its specific terms or otherwise is breached by any of the Parties.  Accordingly, each of the Parties agrees that each other Party shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement, and the terms and provisions hereof and thereof, in addition to any other rights to which such Party may be entitled at law or in equity.  Any such remedy shall be in addition to any other remedy that such Party may have hereunder.

10.10.  Jurisdiction.  The Parties agree that jurisdiction and venue for any action arising out of, related to or concerning this Agreement shall be exclusively in the Business Litigation Session of the Superior Court for the Commonwealth of Massachusetts.

10.11.  Attorneys’ Fees.  In the event that any action or proceeding is brought for the purpose of determining or enforcing the right of any Party or Parties hereunder, the Party or Parties prevailing in such action or proceeding shall be entitled to recover from the other Party or Parties all reasonable costs and expenses incurred by the prevailing Party or Parties, including reasonable attorneys’ fees.

10.12.  No Third Party Beneficiaries.  This Agreement shall not confer any rights or remedies upon any Person, other than the Parties and their respective successors and permitted assigns.

10.13.  No Presumption Against Drafting Party.  Each Party acknowledges that each Party has been represented by counsel in connection with this Agreement and the transactions contemplated herein.  Accordingly, any rule of Law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting Party has no application and is expressly waived.

10.14.  Signatures.  This Agreement shall be effective upon delivery of original signature pages or “PDF” or facsimile copies thereof executed by each of the Parties.  This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

10.15.  Management Representatives.

(a)           The Management Representatives are hereby appointed and granted the full power and authority, on behalf of each Management Investor and his or her successors and assigns, to (i) interpret the terms and provisions of this Agreement and the documents to be executed and delivered in connection herewith, (ii) execute and deliver and receive deliveries of all agreements, certificates, statements, notices, consents, approvals, assignments, extensions, waivers, undertakings, amendments and other documents required or permitted to be given in connection with this Agreement and the consummation of the transactions contemplated by this Agreement, (iii) give and receive notices and communications, and (iv) take all actions permitted, necessary or appropriate in the judgment of the Management Representatives on behalf of the Management Investors in connection with this Agreement, including without limitation, any assignment permitted under Section 10.2.  Company and Nyer shall be entitled to rely exclusively upon the actions and communications of the Management Representatives relating to the foregoing as the actions and communications of the Management Investors.

(b)           The Management Representatives shall not be liable for any act done or omitted under this Agreement as Management Representatives while acting in good faith, and any act taken or omitted to be taken pursuant to the advice of counsel will be conclusive evidence of such good faith.

(c)           The Management Investors shall bear full responsibility for any and all obligations arising pursuant to this Section 10.15.

[Signature Page to Follow]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

D.A.W., INC.

By:	/s/ Mark A. Dumouchel
Name: Mark A. Dumouchel
Title: President

NYER MEDICAL GROUP, INC.

By:	/s/ Mark A. Dumouchel
Name: Mark A. Dumouchel
Title: President and Chief Executive Officer

MANAGEMENT INVESTORS:

/s/ Mark Dumouchel
Mark Dumouchel

/s/ David Dumouchel
David Dumouchel

/s/ Michael Curry
Michael Curry

/s/ Wayne Gunter
Wayne Gunter

/s/ Donato Mazzola
Donato Mazzola

SCHEDULE I

Schedule of Management Investors

and

Shares of Common Stock Purchased by

Each Management Investor

Name	Shares of Common Stock	Purchase Price

Mark Dumonchel	500	$60,000

David Dumonchel	500	$60,000

Michael Curry	500	$60,000

Wayne Gunter	500	$60,000

Donato Mazzola	500	$60,000

TOTAL:	2,500	$300,000

ANNEX C – PLAN OF DISSOLUTION

PLAN OF COMPLETE LIQUIDATION AND DISSOLUTION
OF
NYER MEDICAL GROUP, INC.

The following Plan of Complete Liquidation and Dissolution (the “Plan of Dissolution”) shall effect the dissolution and complete liquidation of Nyer Medical Group, Inc., a Florida corporation (the “Company”), in accordance with Section 607.1402 and other applicable provisions of the Florida Business Corporation Act (the “FBCA”) and Sections 331 and 336 of the Internal Revenue Code of 1986, as amended (the “Code”).

1.           Adoption of Plan.      The board of directors of the Company (the “Board of Directors”) has adopted resolutions deeming it advisable and in the best interest of the stockholders of the Company to dissolve and liquidate the Company, adopt the Plan of Dissolution, and call a special meeting (the “Meeting”) of the Company’s shareholders to approve the dissolution and liquidation of the Company (including the sale of all or substantially all of the Company’s assets), adopt the Plan of Dissolution and ratify the Company’s actions taken to date on the Plan of Dissolution.  If stockholders holding a majority of all of the votes entitled to be cast on the proposal vote in favor of the proposed dissolution and liquidation of the Company (including sale of all or substantially all of the Company’s assets) and the adoption of the Plan of Dissolution at the Meeting, the Plan of Dissolution shall constitute the adopted Plan of Dissolution of the Company as of the date of the Meeting, or such later date on which the stockholders may approve the Plan of Dissolution if the Meeting is adjourned to a later date (the “Meeting Date”).

2.           Cessation of Business Activities.  After the Effective Date (as defined below) and in accordance with Section 607.1405 of the FBCA, the Company shall not engage in any business activities except for the purpose of winding up and liquidating its business and affairs, including, but not limited to, prosecuting and defending suits, whether civil, criminal or administrative, by or against the Company, collecting its assets, converting its assets into cash or cash equivalents, discharging or making provision for discharging its liabilities, withdrawing from all jurisdictions in which it is qualified to do business, distributing its remaining property among its stockholders according to their interests, and doing every other act necessary to wind up and liquidate its business and affairs, but not for the purpose of continuing the business for which the Company was organized.

3.           Articles of Dissolution.  After the Meeting Date, the officers of the Company shall, at such time as the Board of Directors, in its absolute discretion, deems necessary, appropriate or desirable, obtain any certificates required from the Florida tax authorities and, upon obtaining such certificates and paying such taxes as may be owing, and securing the necessary stockholder approvals, the Company shall file with the Secretary of State of the State of Florida articles of dissolution (the “Articles of Dissolution”) specifying the date upon which the Certificate of Dissolution will become effective (the “Effective Date”).

4.           Liquidation Process.  From and after the Effective Date and subject to the provisions hereof, the Company shall complete the following corporate actions:

a.           Sale of All or Substantially All of the Non-Cash Assets.  DAW, Inc. shall have closed its sales to Walgreen Eastern Co., Inc. pursuant to an Asset Purchase Agreement dated October 22, 2009 and the Company shall have closed its sale of the stock of DAW to certain members of management pursuant to the Stock Purchase Agreement dated October 23, 2009.  To the extent there remains any non-cash property and assets, including but not limited to all tangible assets, intellectual property and other intangible assets, the Company shall determine whether to collect, sell, exchange or otherwise dispose of all or substantially all of the assets in one or more transactions upon such terms and conditions as the Board of Directors, in its absolute discretion, deems expedient and in the Company’s best interests and the best interests of its stockholders, without any further vote or action by the Company’s stockholders.  The Company’s non-cash assets and properties may be sold in one transaction or in several transactions to one or more buyers.  The Company shall not be required to obtain appraisals, fairness opinions or other third-party opinions as to the value of its properties and assets in connection with the liquidation.  In connection with such collection, sale, exchange and other disposition, the Company shall collect or make provisions for the collection of all accounts receivable, debts and claims owing to the Company.

b.           Liquidation of Assets.  The Company shall determine whether and when to transfer the Company’s property and assets to a liquidating trust (established pursuant to Section 6 hereof).

c.           Payment Obligations.  The Company shall, as determined by the Board of Directors, (i) pay or make reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured contractual claims known to the Company, (ii) make such provisions as will be reasonably likely to be sufficient to provide compensation for any claim against the Company which is the subject of a pending action, suit or proceeding to which the Company is a party and (iii) make such provision as will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the Company or that have not arisen but that, based on facts known to the Company or successor entity, are likely to arise or to become known to the Company or successor entity within 10 years after the Effective Date.  Such claims shall be paid as required by applicable law.  If there are insufficient assets of the Company, such claims and obligations of the Company shall be paid or provided for in accordance with their priority and, among claims of equal priority, ratably to the extent of assets of the Company legally available therefor.  If and to the extent deemed necessary, appropriate or desirable by the Board of Directors or the Trustees (as defined in Section 6 below), in their absolute discretion, the Company may establish and set aside a reasonable amount of cash and/or property (the “Contingency Reserve”) to satisfy such claims and obligations against the Company, including, without limitation, tax obligations, and all expenses related to the sale of the Company’s property and assets, all expenses related to the collection and defense of the Company’s property and assets, and the liquidation and dissolution provided for in this Plan.

d.           Distribution to Stockholders.  Any assets of the Company remaining after the payment of claims or the provision for payment of claims and obligations of the Company as provided in subsection (c) above shall be distributed by the Company pro rata to its stockholders.  Such distribution may occur all at once or in a series of distributions and shall be in cash or assets, in such amounts, and at such time or times, as the Board of Directors or the Trustees, in their absolute discretion, may determine.

5.           Cancellation of Common Stock.  The distributions to stockholders pursuant to Sections 4 and 8 (the “Liquidating Distribution”) shall be in complete redemption and cancellation of all of the outstanding shares of Common Stock.  As a condition to receipt of the Liquidating Distribution, the Board of Directors or the Trustees, in their absolute discretion, may require the stockholders to (i) surrender their certificates evidencing the Common Stock to the Company or its agents for recording of such distributions thereon, or (ii) furnish the Company with evidence satisfactory to the Board of Directors or the Trustees of the loss, theft or destruction of their certificates evidencing the Common Stock, together with such surety bond or other security or indemnity as may be required by and satisfactory to the Board of Directors or the Trustees.  The Board of Directors, in its absolute discretion, may direct that the Company’s stock transfer books be closed and recording of transfers of Common Stock discontinued as of the earliest of (x) the close of business on the record date fixed by the Board of Directors for the first or any subsequent installment of any Liquidating Distribution, (y) the close of business on the date on which the remaining assets of the Company are transferred to the Trust, or (z) the date on which the Company files its Articles of Dissolution under the FBCA(such date, the “Record Date”), and thereafter certificates representing shares of Common Stock will not be assignable or transferable on the books of the Company except by will, intestate succession or operation of law.

6.           Liquidating Trust.  If deemed necessary, appropriate or desirable by the Board of Directors, in its absolute discretion, in furtherance of the liquidation and distribution of the Company’s assets to the stockholders in accordance with the provisions hereof, as a final Liquidating Distribution or from time to time, the Company may transfer to one or more liquidating trustees, for the benefit of its stockholders (the “Trustees”) under a liquidating trust (the “Trust”), any assets of the Company, including cash, intended for distribution to creditors and stockholders not disposed of at the time of dissolution of the Company, including the Contingency Reserve.  The Board of Directors is hereby authorized to appoint one or more individuals, corporations, partnerships or other persons, or any combination thereof, including, without limitation, any one or more officers, directors, employees, agents or representatives of the Company, to act as the initial Trustee or Trustees for the benefit of the stockholders and to receive any assets of the Company.  Any Trustees appointed as provided in the preceding sentence shall succeed to all right, title and interest of the Company of any kind and character with respect to such transferred assets and, to the extent of the assets so transferred and solely in their capacity as Trustees, shall assume all of the claims and obligations of the Company as provided in Section 4(b) hereof, including, without limitation, any unsatisfied claims and unknown or contingent liabilities.  Further, any conveyance of assets to the Trustees shall be deemed to be a distribution of property and assets by the Company to the stockholders for the purposes of Section 4(d) of this Plan.  The Company, subject to this Section 6 and as authorized by the Board of Directors, in its absolute discretion, may enter into a liquidating trust agreement with the Trustees, on such terms and conditions as the Board of Directors, in its absolute discretion, may deem necessary, appropriate or desirable.  Adoption of the Plan of Dissolution by holders of a majority of the votes entitled to be cast shall constitute the approval of the stockholders of any such appointment, any such liquidating trust agreement and any transfer of assets by the Company to the Trust as their act and as a part hereof as if herein written.

7.           Abandoned Property.  If any Liquidating Distribution to a stockholder cannot be made, whether because the stockholder cannot be located, has not surrendered its certificates evidencing the shareholder interest as required hereunder or for any other reason, then the distribution to which such stockholder is entitled (unless transferred to the Trust established pursuant to Section 6) shall be transferred, at such time as the final Liquidating Distribution is made by the Company, to the extent permitted by law, to the official of such state or other jurisdiction authorized by applicable law to receive the proceeds of such distribution.  The proceeds of such distribution shall thereafter be held solely for the benefit of and for ultimate distribution to such stockholder as the sole equitable owner thereof and shall be treated as abandoned property and escheat to the applicable state or other jurisdiction in accordance with applicable law.  In no event shall the proceeds of any such distribution revert to or become the property of the Company.

8.           Final Liquidating Distribution.  Whether or not a Trust shall have been previously established pursuant to Section 6, if it should not be feasible for the Company to make the final Liquidating Distribution to its stockholders of all assets and all properties of the Company prior to the second anniversary of the filing of its Certificate of Dissolution, then, on or before such date, the Company shall be required to establish a Trust and transfer any remaining assets and properties (including, without limitation, any uncollected claims, contingent assets and the Contingency Reserve) to the Trustees as set forth in Section 6.  Not more than two years from the date of its creation, the liquidating trust shall make a final distribution of any remaining assets to the holders of the beneficial interests of the Trust.  Any such distribution shall be only in the form of cash.

9.           Stockholder Consent to Sale of Assets.  Approval of the proposed dissolution and adoption of the Plan of Dissolution by holders of a majority of the votes entitled to be cast shall constitute the approval of the stockholders of the Company of the dissolution of the Company and the sale, exchange or other disposition in liquidation of all or substantially all of the property and assets of the Company pursuant to the terms hereof, whether such sale, exchange or other disposition occurs in one transaction or a series of transactions, and shall constitute ratification of all contracts for sale, exchange or other disposition which are conditioned on adoption of the Plan of Dissolution.

10.           Expenses of Dissolution.  In connection with and for the purposes of implementing and assuring completion of the Plan of Dissolution, the Company may, in the absolute discretion of the Board of Directors, pay any brokerage, agency, professional, legal and other fees and expenses of persons rendering services to the Company in connection with the collection, sale, exchange or other disposition of the Company’s property and assets and the implementation of the Plan of Dissolution.  Adoption of the Plan of Dissolution shall constitute approval of such payments by the stockholders of the Company.

11.           Employees and Independent Contractors.  In connection with effecting the dissolution of the Company and for the purpose of implementing and assuring completion of the Plan of Dissolution, the Company may, in the absolute discretion of the Board of Directors, hire employees and retain independent contractors and agents as the Board of Directors deems necessary or desirable to supervise the dissolution and liquidation.  The Company may, in the absolute discretion of the Board of Directors, but subject to applicable legal and regulatory requirements, pay the Company’s officers, directors, employees, independent contractors, agents and representatives, or any of them, compensation or additional compensation above their regular compensation, in money or other property, as severance, bonus, or in any other form, in recognition of the extraordinary efforts they, or any of them, will be required to undertake, or actually undertake, or otherwise necessary retain the services of any of them, in connection with the implementation of the Plan of Dissolution.  Adoption of the Plan of Dissolution shall constitute approval of any such compensation by the stockholders of the Company.

12.           Indemnification.  The Company shall continue to indemnify its officers, directors, employees, independent contractors and agents to the maximum extent permitted in accordance with applicable law, its certificate of incorporation and bylaws and any contractual arrangements, for actions taken in connection with the Plan of Dissolution and the winding up of the affairs of the Company and shall indemnify the Trustees and its agents on similar terms.  The Company’s obligation to indemnify such persons may also be satisfied out of the assets of the Trust.  The Board of Directors and the Trustees, in their absolute discretion, are authorized to obtain and maintain insurance for the benefit of such officers, directors, employees, independent contractors, agents and Trustees to the extent permitted by law and as may be necessary or appropriate to cover the Company’s obligations hereunder, including seeking an extension in time and coverage of the Company’s insurance policies currently in effect.

13.           Amendment, Modification or Abandonment of Plan.  If for any reason the Board of Directors determines that such action would be in the best interest of the Company, the Board of Directors may, in its sole discretion and without requiring further stockholder approval, revoke the Plan of Dissolution and all action contemplated thereunder, to the extent permitted by the FBCA.  The Board of Directors may not amend or modify the Plan of Dissolution under circumstances that would require additional stockholder approval under the FBCA and the federal securities laws without complying with the FBCA and the federal securities laws.  Upon the revocation or abandonment of the Plan of Dissolution, the Plan of Dissolution shall be void.

14.           Tax Matters.  It is intended that this Plan of Dissolution shall be a plan of complete liquidation of the Company in accordance with the terms of Sections 331 and 336 of the Code.  The Plan of Dissolution shall be deemed to authorize the taking of such action as, in the opinion of counsel for the Company, may be necessary to conform with the provisions of said Sections 331 and 336 and the regulations promulgated thereunder.  The Company’s officers shall be authorized to cause the Company make such elections for tax purposes as are deemed appropriate and in the best interest of the Company including, without limitation, the making of an election under Code Section 336(e), if applicable.  Within thirty (30) days after the Effective Date, the Company shall file with the Internal Revenue Service an appropriate statement of corporate dissolution on IRS Form 966, as required by Section 6043 of the Code.  The Company shall also file such additional forms and reports with the Internal Revenue Service as may be necessary or appropriate in connection with the Plan of Dissolution and the carrying out thereof.  The Company shall notify all jurisdictions of any withdrawals related to qualification to do business.  The Company shall make arrangements authorizing one or more representatives or agents to maintain such Company records as may be appropriate for purposes of any tax audit of the Company occurring during the process of dissolution or after liquidation.

15.           Power of Board of Directors and Officers.  The Board of Directors is hereby authorized, without further action by the Company’s stockholders, to do and perform, or cause the officers of the Company, subject to approval of the Board of Directors, to do and perform, any and all acts, and to make, execute, deliver or adopt any and all agreements, resolutions, conveyances, certificates and other documents of every kind that are deemed necessary, appropriate or desirable, in the absolute discretion of the Board of Directors, to implement the Plan of Dissolution and the transactions contemplated hereby, including, without limitation, all filings or acts required by any state or Federal law or regulation to wind up its affairs.

ANNEX D-1 – OPINION OF NEWBURY PIRET AS TO THE WAG PURCHASE

September 1, 2009

The Board of Directors
Nyer Medical Group, Inc.
13 Water Street
Holliston, MA  01746

Members of the Board of Directors:

We understand that D.A.W., Inc., a subsidiary of Nyer Medical Group, Inc. (“Nyer Medical” or the “Company”), and Walgreen Eastern Co., Inc. (“Walgreen”) are proposing to enter into an Asset Purchase Agreement (the "Agreement") (a draft of which has been provided to us on August 25, 2009), pursuant to which Walgreen Eastern Co., Inc., a wholly-owned subsidiary of Walgreen Co., will purchase certain of the assets of D.A.W., Inc. As more fully described in the Agreement, we understand that the assets used in the operation of eight pharmacy locations identified as “Operate Location Pharmacies” and the assets related to four pharmacy locations identified as “Non-Operate Pharmacies” and together with the Operate Location Pharmacies, (the “Pharmacies”) will be acquired (the “Purchase”) for the aggregate purchase price of $17.75 million in cash at closing, subject to certain adjustments.  The Agreement further provides that the sum of (a) the Prepaid Rent Amount minus the sum of (b) the amount, if any, by which the Targeted Inventory Amount exceeds the Inventory Amount, is to be paid in cash at closing, subject to certain adjustments. The terms and conditions of the Purchase are set forth in detail in the Agreement. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

You have requested our opinion as to whether the consideration to be received pursuant to the Purchase is fair, from a financial point of view, to the shareholders of Nyer Medical Group, Inc., excluding Mark Dumouchel, David Dumouchel, Michael Curry, Donato Mazzola and Wayne Gunter (the “Shareholders”), as of the date hereof.

Newbury, Piret Companies, Inc. (“Newbury Piret”), as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, private placements, and valuations for strategic advisory, corporate and other purposes.

In conducting our investigation and analysis and in arriving at our opinion herein, we have reviewed such information and taken into account such financial and economic factors as we have deemed relevant under the circumstances.  In that connection, we have, among other things: reviewed certain financial estimates and other financial and operating data concerning the business and operations of Nyer Medical including the consolidated audited financial statements for 2007 and 2008, as well as draft audited finacial statements for the period ended June 30, 2009 and certain other relevant financial and operating data relating to the Company made available to us from the internal records of the Company, certain business and financial information prepared by the management of Nyer Medical; reviewed the draft Agreement in the form presented to the Board of Directors of Nyer Medical Group, Inc.; evaluated market valuation multiples of certain publicly traded companies that we deemed relevant; compared the financial position and operating results of Nyer Medical with those of publicly traded companies that we deemed relevant; reviewed the financial terms of certain recent completed business combinations in the retail pharmacy industry specifically and in other industries generally; held discussions with members of the senior management of Nyer Medical regarding the rationale for, and potential benefits of, the contemplated Purchase as well as the past and current business operations, financial conditions, and future prospects of Nyer Medical; and considered such other information, financial studies, analysis and investigations and financial, economic and market criteria which we deemed relevant for the preparation of this opinion.

D1-1

In preparing our opinion, we have relied without independent verification upon the accuracy and completeness of all of the financial, accounting, legal, tax, operating and other information provided to us by Nyer Medical and have relied upon the assurances of Nyer Medical that all such information provided is complete and accurate in all material respects and that there is no additional material information known to them that would make any of the information made available to us either incomplete or misleading. In addition, we have not assumed responsibility for reviewing or making an independent evaluation, appraisal, or physical inspection of any of the assets or liabilities (contingent or otherwise) or technology of Nyer Medical, nor have we been furnished with any such appraisals. We have also assumed that there have been no material changes in Nyer Medical’s assets, financial condition, results of operations, business, or prospects since the respective dates of their last financial statements made available to us.

We have performed no investigation relating to the representations and warranties made by Nyer Medical in the draft Agreement, including the representations and warranties made with respect to intellectual property or the status of any litigation pending or threatened against Nyer Medical.

We were not asked to, and did not, conduct a market survey to determine the interest of other potential investors or otherwise solicit, or assist Nyer Medical in soliciting, any third party indications of interest in investing in Nyer Medical. Furthermore, this opinion addresses only the financial fairness to the Shareholders of Nyer Medical of the Purchase and does not address the relative merits of the Purchase to any alternative business strategies to the Purchase, the effect of any other transaction in which Nyer Medical might engage, Nyer Medical’s underlying decision to proceed with or effect the Purchase or any other aspect of the Purchase.

For purposes of this opinion, we have assumed that Nyer Medical is not a party to any other pending transactions, including external financings, recapitalizations, or material purchase discussions, other than the Purchase and those activities undertaken in the ordinary course of conducting its business. We have further assumed that the Purchase will be consummated substantially in accordance with the terms described in the draft Agreement. In rendering this opinion, we have assumed, with the Company's consent, that the Purchase as consummated will not differ in any material respect from that described in the documents we have examined.  We have relied on advice of counsel and independent accountants to Nyer Medical as to all legal, tax and financial reporting matters with respect to Nyer Medical, the Purchase, and the draft Agreement. We are expressing no opinion on such matters.

We have acted as financial advisor to the Board in connection with the Purchase and will receive a fee for rendering this opinion and for other services rendered in connection with the Purchase, no portion of which is contingent on the consummation of the Purchase. We may in the future provide investment banking or other financial advisory services to Nyer Medical. In addition, Nyer Medical has agreed to indemnify us for certain liabilities that may arise out of our engagement.

We are expressing no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the Purchase, or any class of such persons relative to the consideration to be received by the Shareholders of Nyer Medical in the Purchase or with respect to the fairness of any such compensation.

We are expressing no opinion herein as to the actual value of Nyer Medical’s common stock at the consummation of the Purchase.

We are not expressing an opinion as to the fairness of the Purchase or of the consideration to be received by the Shareholders of Nyer Medical, from a financial point of view, to Walgreen.

Our opinion is based on financial, economic, monetary and market and other conditions in effect on, and the information made available to us as of, the date hereof. Accordingly, although subsequent developments may affect this opinion, we have not assumed any obligation to update, revise, or reaffirm this opinion, and any change in such conditions would require a reevaluation of this opinion.

The preparation of a fairness opinion involves various judgments as to appropriate and relevant quantitative and qualitative methods of financial analyses and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to summary description. Accordingly, we believe our analyses and the factors utilized in such analyses must be considered as a whole and that considering any portion of such analyses or factors, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying our opinion. In our analyses, we made numerous assumptions with respect to industry performance, general business and other conditions and matters, many of which are beyond Nyer Medical’s control and are not susceptible to accurate prediction.

D1-2

In furnishing this opinion, we are not "experts" within the meaning of that term as used in the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder, nor do we admit that this opinion constitutes a report or valuation within the meaning of Section 11 of the Securities Act.

This opinion is directed to the Board of Directors of Nyer Medical Group, Inc. in its consideration of the Purchase and is not a recommendation to any Shareholder of Nyer Medical as to how such Shareholder should vote with respect to the transaction. This opinion may not be used or referred to by Nyer Medical, or quoted or disclosed to any person in any manner, without our prior written consent, which consent is hereby given to the provision of a copy of this opinion to Walgreen, and the inclusion of this opinion in any Shareholder solicitation letter to be distributed in connection with the Purchase as well as the inclusion of reference to this opinion in the Agreement, provided that this opinion is reproduced therein in full and any description of, or reference to, us or any summary of this opinion included therein is in form and substance acceptable to us and our legal counsel.

Based upon the foregoing and in reliance thereon, it is our opinion that the consideration to be received pursuant to the Agreement is fair to the Shareholders of Nyer Medical, from a financial point of view, as of the date hereof.

Very truly yours,

/s/ Newbury, Piret Companies, Inc.

D1-3

ANNEX D-2 – OPINION OF NEWBURY PIRET AS TO THE DAW STOCK PURCHASE

October 17, 2009

The Special Committee of The Board of Directors
Nyer Medical Group, Inc.
13 Water Street
Holliston, MA  01746

Members of the Special Committee:

We understand that Nyer Medical Group, Inc. (“Nyer Medical” or the “Company”) and D.A.W., Inc. (“DAW”) and certain members of management of DAW are proposing to enter into a stock purchase agreement, the "DAW Purchase Agreement") (a draft of which has been provided to us on October 14, 2009), pursuant to which certain members of management of DAW will purchase shares of common stock of DAW (the “DAW Transaction”).  As more fully described in the DAW Purchase Agreement, we understand that immediately prior to the DAW Transaction, DAW will own the assets used in the operation of 12 pharmacy locations and the Holliston office location (collectively the “Residual Locations”). DAW will own seven pharmacies and will have contracts to manage five pharmacies owned by the Federally Qualified Health Centers within the meaning of Section 340B of the Public Health Services Act.  The Management Investors, as defined in the DAW Purchase Agreement, will acquire the common stock of DAW for an aggregate purchase price of $1.5 million, consisting of the payment of cash and/or assumption of liabilities, subject to certain adjustments. The terms and conditions of the DAW Transaction are set forth in detail in the DAW Purchase Agreement. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the DAW Purchase Agreement.

You have requested our opinion as to whether the consideration to be received pursuant to the DAW Transaction is fair, from a financial point of view, to the shareholders of Nyer Medical Group, Inc., excluding Mark Dumouchel, David Dumouchel, Michael Curry, Donato Mazzola and Wayne Gunter (the “Shareholders”), as of the date hereof.

Newbury, Piret Companies, Inc. (“Newbury Piret”), as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, private placements, and valuations for strategic advisory, corporate and other purposes.

In conducting our investigation and analysis and in arriving at our opinion herein, we have reviewed such information and taken into account such financial and economic factors as we have deemed relevant under the circumstances.  In that connection, we have, among other things: reviewed certain financial estimates and other financial and operating data concerning the business and operations of Nyer Medical including the consolidated audited financial statements for 2007, 2008 and 2009, as well as certain other relevant financial and operating data relating to the Company made available to us from the internal records of the Company; certain business and financial information prepared by the management of DAW; reviewed the draft DAW Purchase Agreement in the form presented to the Special Committee; reviewed the fair market valuation and orderly liquidation report performed by Trenwith Group, LLC (“Trenwith”); held discussions with members of the senior management of Nyer Medical regarding the rationale for, and potential benefits of, the contemplated DAW Transaction as well as the past and current business operations, financial conditions, and future prospects of Nyer Medical and the Residual Locations; and considered such other information, financial studies, analysis and investigations and financial, economic and market criteria which we deemed relevant for the preparation of this opinion.

Among the factors that we considered in reaching our conclusion, and subject to the various limitations and assumptions described in the Opinion, were: (i) our understanding, based on discussions with Nyer management, that no bidders in the process that resulted in the transaction with Walgreens expressed an interest in acquiring the Residual Locations in part or in whole for anything other than zero value for the assets and with all related liabilities remaining with Nyer; (ii) the consideration to be received by Nyer in the DAW Transaction; (iii) the liquidation value ascribed to certain assets of the Residual Locations, as set forth in estimates provided to us by Trenwith; (iv) the recent financial performance of the Residual Locations and the possibility of ongoing losses in the near-term; (v) and the value of certain liabilities related to the Residual Locations, including non-cancellable equipment leases and pharmacy property leases.

D2-1

We have assumed, based on our discussions with Nyer’s management and with your advisors, that the Company is not aware of any other potential partners, purchasers or acquirers that have proposed an alternative, or a serious credible interest in developing an alternative, to the DAW Transaction.

We have reviewed a liquidation analysis concerning the Residual Locations prepared by Trenwith with the support of the management of Nyer which we relied upon for purposes of the Opinion.  We have also assumed, with your consent, that the intangible assets of the Residual Locations, including prescription lists and contracts, have no material value in liquidation due to the contractual relationships between the Residual Locations and the Federally Qualified Health Centers, PACE (Program of All-Inclusive Care for the Elderly) Organizations and Assisted Living Facilities.

In preparing our opinion, we have relied without independent verification upon the accuracy and completeness of all of the financial, accounting, legal, tax, operating and other information provided to us by Nyer Medical and have relied upon the assurances of Nyer Medical that all such information provided is complete and accurate in all material respects and that there is no additional material information known to them that would make any of the information made available to us either incomplete or misleading. In addition, we have not assumed responsibility for reviewing or making an independent evaluation, appraisal, or physical inspection of any of the assets or liabilities (contingent or otherwise) or technology of Nyer Medical, nor have we been furnished with any such appraisals other than the Trenwith report dated September 28, 2009. We have also assumed that there have been no material changes in the assets, financial condition, results of operations, business, or prospects of the Residual Locations since the respective dates of their last financial statements made available to us.

We have performed no investigation relating to the representations and warranties made by Nyer Medical in the draft DAW Purchase Agreement, including the representations and warranties made with respect to intellectual property or the status of any litigation pending or threatened against Nyer Medical.

We were not asked to, and did not, conduct a market survey to determine the interest of other potential investors or otherwise solicit, or assist Nyer Medical in soliciting, any third party indications of interest in investing in the Residual Locations. Furthermore, this opinion addresses only the financial fairness to the Shareholders of Nyer Medical of the DAW Transaction and does not address the relative merits of the DAW Transaction to any alternative business strategies to the DAW Transaction, the effect of any other transaction in which Nyer Medical might engage, Nyer Medical’s underlying decision to proceed with or effect the DAW Transaction or any other aspect of the DAW Transaction.

For purposes of this opinion, we have assumed that Nyer Medical is not a party to any pending transactions, including external financings, recapitalizations, or material purchase discussions, other than the DAW Transaction and the transaction with Walgreens, and those activities undertaken in the ordinary course of conducting its business. We have further assumed that the DAW Transaction will be consummated substantially in accordance with the terms described in the draft DAW Purchase Agreement.  In rendering this opinion, we have assumed, with the Company's consent, that the DAW Transaction as consummated will not differ in any material respect from that described in the documents we have examined. We have relied on advice of counsel and independent accountants to Nyer Medical as to all legal, tax and financial reporting matters with respect to Nyer Medical, the DAW Transaction, and the draft DAW Purchase Agreement. We are expressing no opinion on such matters.

We have not acted as financial advisor to the Special Committee in connection with the DAW Transaction.  We will receive a fee for rendering this opinion, no portion of which is contingent on the consummation of the DAW Transaction. We may in the future provide investment banking or other financial advisory services to Nyer Medical. In addition, Nyer Medical has agreed to indemnify us for certain liabilities that may arise out of our engagement.

We are expressing no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the DAW Transaction, or any class of such persons relative to the consideration to be received by the Shareholders of Nyer Medical in the DAW Transaction or with respect to the fairness of any such compensation.

We are expressing no opinion herein as to the actual value of Nyer Medical’s common stock at the consummation of the DAW Transaction.

We are not expressing an opinion as to the fairness of the DAW Transaction or of the consideration to be received by the Shareholders of Nyer Medical, from a financial point of view, to DAW.

D2-2

Our opinion is based on financial, economic, monetary and market and other conditions in effect on, and the information made available to us as of, the date hereof. Accordingly, although subsequent developments may affect this opinion, we have not assumed any obligation to update, revise, or reaffirm this opinion, and any change in such conditions would require a reevaluation of this opinion.

The preparation of a fairness opinion involves various judgments as to appropriate and relevant quantitative and qualitative methods of financial analyses and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to summary description. Accordingly, we believe our analyses and the factors utilized in such analyses must be considered as a whole and that considering any portion of such analyses or factors, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying our opinion. In our analyses, we made numerous assumptions with respect to industry performance, general business and other conditions and matters, many of which are beyond Nyer Medical’s control and are not susceptible to accurate prediction.

In furnishing this opinion, we are not "experts" within the meaning of that term as used in the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder, nor do we admit that this opinion constitutes a report or valuation within the meaning of Section 11 of the Securities Act.

This opinion is directed to the Special Committee of the Board of Directors of Nyer Medical Group, Inc. in its consideration of the DAW Transaction and is not a recommendation to any Shareholder of Nyer Medical as to how such Shareholder should vote with respect to the DAW Transaction. This opinion may not be used or referred to by Nyer Medical, or quoted or disclosed to any person in any manner, without our prior written consent, which consent is hereby given to the provision of a copy of this opinion to DAW, and the inclusion of this opinion in any Shareholder solicitation letter to be distributed in connection with the DAW Transaction as well as the inclusion of reference to this opinion in the DAW Purchase Agreement, provided that this opinion is reproduced therein in full and any description of, or reference to, us or any summary of this opinion included therein is in form and substance acceptable to us and our legal counsel.

Based upon the foregoing and in reliance thereon, it is our opinion that the consideration to be received pursuant to the DAW Purchase Agreement is fair to the Shareholders of Nyer Medical, from a financial point of view, as of the date hereof.

Very truly yours,

/s/ Newbury, Piret Companies, Inc.

D2-3

ANNEX E – ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 10-K

☒ ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended June 30, 2009

or

☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ___________

Commission file number: 000-20175

Nyer Medical Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)

FLORIDA	01-0469607
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

13 Water Street, Holliston, MA	01746
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(508) 429-8506

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which registered

Common Stock, Par Value $.0001	NASDAQ Capital Market

Securities registered pursuant to Section 12(g) of the Act:  None

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.  Yes ☐  No ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act.  Yes ☐  No ☒

Indicate by check mark whether the registrant:  (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.  Yes ☒  No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☐  No ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.  ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See definition of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.  (Check one):

Large accelerated filer ☐	Accelerated filer ☐

Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).  Yes ☐  No ☒

The aggregate market value of the voting and non-voting shares of the registrant held by non-affiliates as of December 31, 2008, was $3,040,986 based on the closing price on NASDAQ Capital Market on such date.

The number of the registrant’s shares of common stock outstanding as of September 21, 2009: 3,978,199.

Documents incorporated by reference:  None

In this annual report, the terms the “Company,” “Nyer,” “we,” “us,” or “our” refers to Nyer Medical Group, Inc., unless the context indicates otherwise.

EXPLANATORY NOTE

        The consolidated financial statements of the Company and its subsidiaries at and for the fiscal year ended June 30, 2008, and related financial information have been restated to correct errors in the accounting for direct costs associated with the purchase of the minority interest in DAW, Inc., now a wholly owned subsidiary of the Company, in February 2008.  These costs were expensed, rather than considered part of the cost of the acquisition in accordance with generally accepted accounting principles (“GAAP”).  For further details on the nature of the corrections and the related effects on the Company's previously issued consolidated financial statements, see Note 3, Restatements of Consolidated Financial Statements, included in Part II, Item 8, Financial Statements and Supplementary Data.  Restated balances have been identified with the notation "restated" where appropriate.  Throughout this Annual Report, the term "as previously reported" will be used to refer to balances from the 2008 consolidated financial statements as reported prior to restatement for the correction of these errors.

        In accordance with the relief granted to the Company by the staff of the Division of Corporation Finance of the Securities and Exchange Commission (“SEC”), we are filing this comprehensive Annual Report on Form 10-K for the year ended June 30, 2009, with expanded financial and other disclosures in lieu of filing a separate amended Annual Report on Form 10-K for the year ended June 30, 2008, and separate amended Quarterly Reports on Form 10-Q for the periods ended December 31, 2007, and March 31, 2008.  This comprehensive report is being filed to facilitate the dissemination of current financial and other information to investors.  The Company does not intend to file a separate amended Annual Report on Form 10-K for the year ended June 30, 2008, or amended Quarterly Reports on 10-Q for the periods ended December 31, 2007, or March 31, 2008, September 30, 2008, December 31, 2008, and March 31, 2009, to reflect restated financial information.  The financial information that has been previously filed or otherwise reported for these periods is superseded by the information in this Annual Report on Form 10-K, and the financial statements and related financial information contained in those previously filed reports should no longer be relied upon.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

This Annual Report contains statements which constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws.  Forward looking information includes statements concerning pharmacy sales trends, prescription margins, the sale of discontinued operations, and demographic trends as well as those that include or are preceded by the words “expects,” “estimates,” “believes,” “plans,” “anticipates,” or similar language.

Forward looking statements may involve risks and uncertainties known or unknown to us that could cause results to differ materially from management’s expectations as projected in such forward-looking statements.  These risks and uncertainties are discussed in Item 1A below.

Other risks may adversely impact us, as described more fully in this Annual Report under “Item 1A. Risk Factors.”

You should not place undue reliance upon forward looking statements.

 Unless otherwise required by applicable securities laws, we assume no obligation to update our forward-looking statements to reflect subsequent events or circumstances.

TABLE OF CONTENTS

PART I

ITEM 1.  Business

We were incorporated in Florida on December 10, 1988.  In August 1996, we acquired 80% of D.A.W., Inc., (“DAW”) d/b/a Eaton Apothecary.  In February 2008, we acquired the remaining 20%.  DAW owns and operates a chain of retail pharmacies in the suburban Boston, Massachusetts, area and provides comprehensive pharmacy management services to various not-for-profit entities.

Retail Pharmacies Business

•	Strategy

DAW’s strategy is to seek out and capitalize on existing and developing niches within the expanding market for prescription medications and pharmacy services.  Toward that end, DAW has established four distinct and diverse operating platforms.

The first platform is comprised of DAW’s original core retail stores.  These core stores are exclusively traditional neighborhood community pharmacies ranging in size from 2,000 to 5,000 square feet.  They are mostly located in geographically favorable locations and are able to compete with larger chain competitors by offering free delivery and providing superior customer service.  DAW operates 11 pharmacies consistent with this platform.

The second platform is a service platform whereby DAW leverages its infrastructure and core competence of managing pharmacy operations.  DAW partners with health centers classified as Federally Qualified Health Centers (“FQHC”) under Section 340B of the Public Health Services Act (“340B”) to provide comprehensive pharmacy management services to pharmacies operating within the health center.  In addition to operating a pharmacy within an area of very dense medical activity, it is only through these 340B pharmacies that uninsured Massachusetts residents are able to obtain prescription medications.  DAW operates five pharmacies consistent with this platform.

The third platform is a hybrid platform whereby DAW augments its dispensing activity at some of its community pharmacies through a contractual relationship with a FQHC with insufficient critical mass to support a stand-alone pharmacy within the health center.  DAW maintains a separate inventory on behalf of the FQHC for the purpose of dispensing medications to uninsured and other 340B eligible patients.  DAW operates seven pharmacies consistent with this platform.

The fourth platform is designed to service location insensitive business.  Location insensitive business is almost exclusively delivery business and is comprised of specialized packaging for assisted living communities and medication non-adherent patients.  The locations are located in lower rent non-prime industrial areas.  As such, the platform has lower operating costs.  DAW operates two pharmacies consistent with this platform.

DAW continues to seek acquisition opportunities of profitable independent pharmacies within contiguous markets whose owners are desirous of selling and entering either semi-retirement or retirement.  DAW is additionally seeking out strategic health center partners to expand its pharmacy management services and is simultaneously responding to inquiries from within this group to assume management and operational responsibility for existing pharmacies.  DAW believes that it will maintain and expand upon its position as the largest and most significant 340B pharmacy provider in Massachusetts.

•	Customers and Third Party Payers

During the fiscal year 2009, approximately 89% of pharmacy revenues were to customers with prescription health insurance coverage that provides payment for all or a portion of a customer’s eligible prescription purchase.  During the fiscal year 2009, the top five of these third party payers accounted for approximately 49% of total revenues, the largest of which represented 17% of total revenues.  During the same period, Medicaid agencies accounted for approximately 9% of total revenues.  Any significant loss of third party payer business could have a material adverse effect on DAW’s business and results of operations.

•	Regulation

DAW’s business is subject to various federal and state regulations.  Pursuant to the Omnibus Budget Reconciliation Act of 1990 and Massachusetts’s regulations, DAW’s pharmacists are required to offer counseling without additional charge to their customers about medication, dosage, delivery systems, common side effects, and other information deemed significant by the pharmacists and may have a duty to warn customers regarding any potential adverse effects of a prescription if the warning could reduce or negate such effect.

The Massachusetts’ Board of Registration in Pharmacy must license DAW’s pharmacies and pharmacists.  DAW’s pharmacies are also registered with the Federal Drug Enforcement Administration (“DEA”) and are subject to DEA regulations relative to operations, purchasing, storing, and dispensing of controlled substances.  Any violations of any applicable statute, rule, or regulation could result in the suspension or revocation of licenses.

DAW’s pharmacies are subject to patient privacy and other obligations, including corporate pharmacy and associate responsibility imposed by the Health Insurance Portability and Accountability Act (“HIPAA”).  As a covered entity, DAW is required to implement privacy and data security standards and train its associates on the permitted uses and disclosures of protected health information.  DAW is additionally required to safeguard against the loss of protected, private health information.  Failure to properly adhere to these requirements could result in the imposition of civil as well as criminal penalties.

By virtue of its contracts with health centers and its participation in the 340B program, DAW must additionally be familiar with, and operate according to, the regulations of other regulatory bodies including the Department of Public Health, the Massachusetts Health Safety Net Organization, and the Joint Commission on Accreditation of Healthcare Organizations.  DAW believes that its knowledge within this confusing landscape makes it an attractive partner and serves as a barrier to competition.

In recent years, an increasing number of legislative proposals have been introduced or proposed in Congress and in the Massachusetts state legislature that would affect major changes in the healthcare system, either nationally or at the state level.  Although DAW believes it is well positioned to respond to these developments, it cannot predict the outcome or effect of legislation resulting from these reform efforts.

•	Competition

A significant number of DAW’s pharmacies compete in markets also served by either CVS Caremark Corporation or Walgreen Co. or both.  These two chains have greater financial resources and economies of scale than DAW but do not offer services comparable to DAW.

Many of the largest pharmacy benefit management companies (“PBMs”) have instituted differential prescription co-payment structures for retail versus mail order pharmacies whereby patients are offered lower co-payments if mail-order service is utilized to obtain their chronic or maintenance medications.  While DAW has lost some of its customer base to mail order, its overall unit volume continues to show a net prescription dispensing increase on a comparable monthly basis.  Furthermore, these mail order differentials have narrowed recently moving the market toward a more level orientation.

Some large mass merchant retailers such as Wal-Mart Stores, Inc., and Target Corp. have instituted one-price prescription programs on select generic medications in attempts to gain market share.  None of these retailers operate stores in immediate proximity to any of DAW’s pharmacies.  Accordingly, DAW does not believe it has lost market share to these programs.

•	Supply Chain

DAW purchases in excess of 90% of its pharmaceuticals from McKesson Corporation (“McKesson”) pursuant to a Supply Agreement, which expires January 31, 2012.  Under the terms of the agreement, DAW stores receive delivery five days per week and receive volume discounts based upon aggregate average monthly net purchase volume.  DAW receives discounts on generic pharmaceuticals based upon the volume of generic purchases as a percent of total purchases.  DAW purchases pharmaceuticals from generic pharmaceutical distributors as well as other specialty vendors such as Hallmark Cards, Inc., and various distributors of durable medical equipment and surgical supplies on a significantly lower scale.  There are many wholesale competitors of McKesson, each of whom would be capable of supplying DAW’s purchasing needs on similar terms and on a comparable scale.

Discontinued Operations

In December 2008, we sold the inventory and prescription lists of our Topsfield, Massachusetts, store (“Topsfield”); in September 2008, we sold certain assets and liabilities of ADCO Surgical Supply, Inc., (“ADCO”), a wholly owned subsidiary of the Company; and in June 2008, we sold ADCO South Medical Supplies, Inc. (“ADCO South”), a wholly owned subsidiary of the company.  As such, Topsfield, ADCO, and ADCO South have been classified as discontinued operations in our financial statements.

Purchase of Minority Interest in DAW and Change of Control of the Company

In February 2008, we completed the acquisition of the remaining 20% of the outstanding common stock of DAW through a series of transactions (the “Acquisition”).  In consideration for the Acquisition, we paid and issued the following: (1) a cash payment of $1,750,000 (which we borrowed from DAW and which was funded by increased credit terms by DAW’s major supplier), (2) 2,000 shares of a newly created series of convertible Series 2 Class B Preferred Stock (the “Series 2 Stock”) which are initially convertible into 218,000 shares of our common stock, and have the same aggregate 4,000,000 voting rights as our then existing Class A Preferred Stock (the “Class A Stock”) and Class B Preferred Stock (the “Class B Stock”), (3) a promissory note in the aggregate principal amount of $350,000, and (4) convertible promissory notes in the aggregate principal amount of $1,500,000, convertible into our common stock at an initial conversion price of $1.84 per share, subject to adjustment.  We also incurred $458,516 of transaction costs related to this acquisition.

Also in February 2008, we purchased from Mr. Samuel Nyer (“Mr. Nyer”), 2,000 shares of Class A Stock and 1,000 shares of Class B Stock held by Mr. Nyer (which represented all of the then issued and outstanding shares of such preferred stock) in exchange for a promissory note in the amount of $400,000.  Further, the former minority shareholders of DAW (the “Minority Shareholders”) purchased from Nyle International Corp. (“Nyle”), a corporation controlled by Mr. Nyer, 597,826 shares of our common stock.

As a result of the Acquisition, the purchase by the Minority Shareholders from Nyle, our repurchase of shares from Mr. Nyer, and the appointment of Mark and David Dumouchel to fill director and officer vacancies, we experienced a change of control with the Minority Shareholders owning an aggregate of approximately 58% of the voting power of our outstanding common stock.

Employees

DAW has a stable and experienced workforce consisting of 190 full-time and 170 part-time employees.  Of these, 69 are pharmacists licensed by the Board of Registration in Pharmacy.  None of our employees are employed pursuant to a collective bargaining agreement.

Availability of SEC Filings

We have not filed amendments to any previously filed Annual Reports on Form 10-K or Quarterly Reports on Form 10-Q for the periods affected by the restatement described in Note 3 to the consolidated financial statements included in Part II, Item 8 of this Annual Report on Form 10-K.  The financial information that has been previously filed or otherwise reported for these periods is superseded by the information in this Annual Report on Form 10-K, and the financial statements and related financial information contained in previously filed reports should no longer be relied upon.

All our reports filed with the Securities and Exchange Commission (“SEC”) are available free of charge via EDGAR through the SEC website at www.sec.gov.  In addition, the public may read and copy materials we filed with the SEC at the SEC’s public reference room located at 100 F Street N.E., Washington, D.C. 20549.  The public may obtain information on the operation of the public reference room by calling 1-800-732-0330.  We also provide copies of our Forms 8-K, 10-K, 10-Q, Proxy Statement, and Annual Report at no charge available through our website at www.nyermedicalgroup.com as soon as reasonably practicable after filing electronically such material with the SEC.  Copies are also available, without charge, from Nyer Medical Group, Inc., P.O. Box 6880, Holliston, MA 01746.

ITEM 1A.  Risk Factors

The following risk factors, among others, could affect our actual results of operations and could cause our actual results to differ materially from those expressed in forward-looking statements made by us.  These forward-looking statements are based on current expectations and we assume no obligation to update this information.  You should carefully consider the risks described below and elsewhere in this Annual Report before making an investment decision.  Our business, financial condition or results of operations could be materially adversely affected by any of these risks.  The trading prices of our common stock could decline due to any of these risks, and you may lose all or part of your investment.  The following risk factors are not the only risk factors facing our company.  Additional risks and uncertainties not presently known to us or that we currently deem immaterial may also affect our business.

Nyer is reliant on current management for its success

DAW is a niche business that relies on the unique qualifications of Nyer’s president and chief executive officer as well as the management team of the pharmacies.  The healthcare landscape has become increasingly intricate with the addition of government programs and regulations such as Medicare Part D and the Medicare Modernization Act of 2003.  Management’s knowledge of this landscape and its ability to operate within it is critical to Nyer’s success.  As Nyer continues to grow, it may require the services of additional executives.  The loss of certain other key employees could have a material effect upon the business of Nyer.  At the present time, we have key-man term life insurance on the lives of our president and chief executive officer and the management team of the pharmacies.

Control of Nyer is held by a few shareholders

Nyer’s controlling shareholders are Michael and Lucille Curry, David Dumouchel, Mark Dumouchel (President and Chief Executive Officer), Wayne Gunter, and Donato Mazzola, all management of DAW.  They each own 400 shares of Series 2 Stock which each has voting rights equal to 2,000 votes per share on any matter put to a vote of the Common Stock (equivalent to 800,000 votes of common stock).  They also each own 119,565 shares of common stock, with the exception of Mark Dumouchel who owns 119,566 shares of common stock and Donato Mazzola who owns 119,965 shares of common stock.

These holdings collectively represent approximately 58% of the outstanding voting securities of Nyer.  As a result, although they are not part of a group nor subject to any voting agreements, if they vote the same way, they would effectively control the voting power of Nyer.  Accordingly, they are in a position to elect a majority of Nyer’s directors and control the policies and operations of Nyer. Accordingly, they are in a position to elect a majority of Nyer’s directors and control the policies and operation of Nyer.

Many of our competitors have advantages over us

All aspects of our business are subject to significant competition.  Many of our competitors generally have substantially greater financial resources and other competitive advantages.  Such greater resources and advantages may reduce our chance for economic success.

Volatility in the trading volume and ability to remain listed on NASDAQ may negatively affect our stock price

Because of the small volume of trading in our common stock, the market price of our common stock can be affected by increases in trading volume.  In addition, our common stock is listed on the NASDAQ Capital Market or NASDAQ.  NASDAQ rules provide that if the market price of a share of common stock is less than $1 for 30 consecutive trading days, it can be delisted upon the happening of certain events.  On September 15, 2009, NASDAQ notified us that we were not in compliance with this rule and that our common stock would be delisted if we did not regain compliance by March 15, 2010.  If our common stock is delisted by NASDAQ, the market price of the common stock may be negatively impacted.

The exercise of our outstanding stock options could adversely affect our outstanding common stock

Our stock option plans are an important component of our compensation program for our employees, directors and consultants.  As of June 30, 2009, we have outstanding options to purchase approximately 1,435,000 shares of common stock with exercise prices ranging from $0.88 to $6.44 per share, which represents approximately 27% of our outstanding common stock on a fully diluted basis.  As of June 30, 2009, we also have investors who hold warrants to purchase 53,320 shares of common stock at an exercise price of $2.60 per share which expire in April 2010.  The existence of such rights to acquire common stock at fixed prices may prove a hindrance to our efforts to raise future funding by the sale of equity.  The exercise of such options or warrants will dilute the percentage ownership interest of our existing stockholders and may dilute the value of their ownership.  The possible future sale of shares issuable on the exercise of outstanding options could adversely affect the prevailing market price for our common stock.  Further, the holders of the outstanding rights may exercise them at a time when we would otherwise be able to obtain additional equity capital on terms more favorable to us.

Investors should not expect dividends

Nyer intends to retain future earnings, if any, to finance its growth.

Certain risks are inherent with operating pharmacies; our liability insurance may not be adequate to cover potential claims

Our pharmacies are exposed to risks inherent in dispensing of prescription medications.  These include the potential for dispensing errors and the providing of inadequate counseling or warning.  Although we maintain professional liability insurance, claims may result in significant liability which may be beyond the limits of coverage.  We can offer no assurance that coverage limits under our insurance policies will be adequate to protect against future claims, or that we will maintain adequate insurance on acceptable terms in the future.  Our results of operations, financial condition or cash flows may adversely be affected if in the future our insurance coverage proves to be inadequate.

Our success may vary with regulation of and changes in the delivery of healthcare

The health care industry is subject to extensive government regulation, licensure and operating procedures.  Management cannot predict the impact that present or future regulations may have on operations of DAW.  DAW’s pharmacists also may have a duty to warn customers regarding potential negative effects of a prescription drug if the warning could reduce or negate these effects.  Additionally, DAW is subject to federal DEA and state regulations relating to pharmacy operations, purchasing, storing and dispensing of controlled substances.  DAW is also subject to other federal regulations such as HIPAA.  Moreover, as consolidation among physician provider groups, long-term care facilities and other alternate-site providers continues and provider networks are created, purchasing decisions may shift to individuals with whom DAW has not had prior selling relationships.  There can be no assurance that DAW will be able to maintain its customer relationships in such circumstances or that such provider consolidation will not result in reduced operating margins.  Also, national health care reform has been the subject of a number of legislative initiatives by Congress.  Due to uncertainties regarding the ultimate features of health care reform initiatives and their enactment and implementation, DAW cannot predict which, if any, of such reform proposals will be adopted, when it may be adopted or what impact they may have on DAW or its customers.  The actual announcement of reform proposals and the investment community’s reaction to such proposals, announcements by competitors of their strategies to respond to reform initiatives and general industry conditions could produce volatility in the trading and market price of Nyer’s common stock.

We are experiencing pricing pressures from health care providers and third party payers

A significant portion of the costs for prescription medication in the United States is funded by government and private insurance programs, such as Medicare, Medicaid and corporate health insurance plans.  In recent years, private third party reimbursement plans have developed increasingly sophisticated methods of controlling prescription benefit costs through benefit redesign and the exploration of more cost-effective methods.  Accordingly, there can be no assurance that reimbursement for the dispensing of prescription medications will not be limited or reduced and thereby adversely affect future sales by DAW.  In addition, any substantial delays in reimbursement, significant reduction in coverage or payment rates from third party payers can have a material adverse effect on the financial results of the pharmacies.

DAW is dependent on relationships with vendors

DAW is dependent on vendors to supply inventory.  Currently, DAW relies on its vendors to provide: (i) agreeable purchasing and delivery terms; (ii) sales performance incentives; (iii) financial support of sales and marketing programs; and (iv) promotional materials.  There can be no assurance that DAW will maintain good relations with its vendors.  During the year ended June 30, 2009, DAW had one vendor whose relationship accounts for over 90% of our inventory purchases.  DAW believes that, if necessary, it can replace the vendor with no adverse cost effect; but DAW’s ability to maintain good relations with vendors will affect the profitability of its business.

DAW is dependent on employees

DAW depends on the continued service of, and on the ability to attract, motivate and retain a sufficient number of pharmacists for our stores.  Management believes that DAW’s success is dependent, in part, on its continued ability to attract and retain qualified and skilled pharmacists.  Over the years, a significant shortage of pharmacists has developed due to industry competition as well as competition from other industries.  This has resulted in continued upward pressure on pharmacist compensation packages.  There can be no assurance that we will be able to attract, hire and retain sufficient numbers of pharmacists necessary to continue to develop and grow its business.  The inability to attract and retain a sufficient number of pharmacists could limit our ability to increase revenue and impact our ability to deliver high levels of customer service.

We may fail to maintain effective internal control in accordance with Section 404 of the Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes certain duties on us and our executives and directors.  Our efforts to comply with the requirements of the Sarbanes-Oxley Act of 2002, and in particular with Section 404, have resulted in increased general and administrative expenses and a diversion of management time and attention, and we expect these efforts to require the continued commitment of resources.  If we fail to maintain the adequacy of our internal controls, we may not be able to ensure that we can conclude on an ongoing basis that we have effective internal control over financial reporting.  Although our management has determined that we had effective internal control over financial reporting as of June 30, 2009, we may identify material weaknesses or significant deficiencies in our future internal control over financial reporting.  In addition, our internal control over financial reporting has not yet been audited by our independent registered public accounting firm.  Failure to maintain effective internal control over financial reporting could result in investigation or sanctions by regulatory authorities and could have a material adverse effect on our operating results, investor confidence in our reported financial information, and the market price of our common stock.

ITEM 1B.  Unresolved Staff Comments

None.

ITEM 2.  Properties

We have non-cancelable leases for 20 pharmacies throughout the suburban Boston, Massachusetts, area.  Stores range in size from 325 to 5,100 square feet and monthly lease payments range from $730 to $11,900.  In addition to minimum lease payments, which are set at competitive market rates, certain leases require additional payments for reimbursement of taxes, maintenance, and insurance.  Most locations have renewable lease options.   Our executive and administrative offices are located at 13 Water Street, Holliston, Massachusetts, where we lease 3,251 square feet.  We believe our current premises are adequate for our current foreseeable needs.

In addition, ADCO, currently classified as a discontinued operation, owned a 23,000 square foot facility in Bangor, Maine, which was sold on September 21, 2009.

ITEM 3.  Legal Proceedings

In the ordinary course of business, we may become involved in litigation incidental to our business; however, we are not aware of any pending legal proceeding that would have a material effect on operating results.

ITEM 4.  Submission of Matters to a Vote of Security Holders

None.

PART II

ITEM 5.  Market For Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities

Market and Stockholder Information

Our shares of common stock are listed and traded on NASDAQ under the symbol “NYER.”

The continuation of quotations on NASDAQ is subject to certain conditions.  The failure to meet these conditions may prevent our common stock from continuing to be quoted on NASDAQ and may have an adverse effect on the market for our common stock.   We have received notice that we are not currently in compliance with NASDAQ’s minimum price listing standard and that our common stock will be delisted if we do not regain compliance by March 15, 2010.  The high and low sales prices for our common shares for the eight quarters ending June 30, 2009, are as follows:

	High	Low
Year ended June 30, 2009:
First quarter ended September 30, 2008	$1.49	$1.11
Second quarter ended December 31, 2008	$1.22	$0.52
Third quarter ended March 31, 2009	$1.11	$0.76
Fourth quarter ended June 30, 2009	$1.14	$0.77

Year ended June 30, 2008:
First quarter ended September 30, 2007	$2.08	$1.75
Second quarter ended December 31, 2007	$1.82	$0.99
Third quarter ended March 31, 2008	$1.70	$1.06
Fourth quarter ended June 30, 2008	$1.65	$1.13

Such prices reflect inter-dealer prices and do not reflect retail mark-ups, markdowns, or commissions.  Our shares are traded sporadically, which may affect the prices.

Holders of Record

As of September 21, 2009, there were approximately 46 holders of record of our shares of common stock.

Dividends

Although there are no restrictions on our ability to pay dividends, to date we have not declared any cash dividends on any class of security nor do we anticipate doing so in the foreseeable future.

Issuer Purchases of Equity Securities

On May 12, 2003, we announced that our Board of Directors had authorized the repurchase of up to 150,000 shares of our outstanding common stock from time-to-time in open market transactions at prevailing market prices.  There was no expiration date established for this repurchase plan.  As of the date of this report, the plan has not been terminated, of which there remains 148,000 shares authorized for repurchase.  There was no common stock repurchased or sales of unregistered securities for the fourth quarter ended June 30, 2009.

ITEM 6.  Selected Financial Data.

This Item is not required to be completed by smaller reporting companies.

ITEM 7.  Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following discussion should be read in conjunction with the audited consolidated financial statements included in Item 8 of this Annual Report and the related notes thereto included elsewhere in this Annual Report.  This discussion and analysis of our financial condition and results of operations contains forward looking statements that involve risks and uncertainties.  We have based these forward looking statements on our current expectations and projections of future events.  Such statements reflect our current views with respect to future events and are subject to unknown risks, uncertainty, and other factors that may cause results to differ materially from those contemplated in such forward looking statements.

Overview

We operate a chain of pharmacies and provide pharmacy management services to various not-for-profit entities.   The majority of DAW’s business is conducted pursuant to contracts with pharmacy benefit management companies and the Commonwealth of Massachusetts Medicaid Department, and each applies consistent downward pressure on our margins.

The current recessionary economic environment has not significantly adversely affected the number of prescriptions dispensed at our pharmacies, as our business is generally recession resistant.  We continue to target market niches not occupied by our larger competitors.  While the long-term outlook for prescription utilization is strong due in part to the aging population and the continued development of innovative drugs that improve the quality of life and control health care costs, the pharmacy industry is highly competitive.

During the fiscal year 2009 and 2008, our results also included discontinued operations that consisted of the wholesale and retail sales of medical equipment and supplies of ADCO, ADCO South, and the pharmacy revenues of our Topsfield store.

Recent Developments

 In March 2009, we began operating at the Dimock Community Health Center in Roxbury, Massachusetts, increasing our number of locations with 340B affiliations to 14 and our total pharmacy locations to 25.

In December 2008, we sold the inventory and prescription lists of Topsfield to CVS Pharmacy LLC (“CVS”).  A gain of $507,000 was recognized on the sale.

In October 2008, we entered into a contract with the East Boston Neighborhood Health Center to assume management of the Health Center’s pharmacy already in operation.  The pharmacy immediately became our highest volume location in terms of prescriptions dispensed.  As of December 31, 2008, we had successfully integrated the pharmacy dispensing software platform, the robotic dispensing unit, the work-flow software, and the point of purchase software.  While the process was taxing on operational resources, we believe the changes were necessary in order to maximize the long-term profit potential of the pharmacy.

In September 2008, we sold certain assets and liabilities of ADCO and a loss of $193,260 was recognized on the sale.   In connection with the sale, we recorded a note receivable of $50,000.  We and the buyer are currently in dispute over certain assets and liabilities that were included in the ADCO sale, and the note receivable has not been paid.  As of June 30, 2009, we are unable to determine the final outcome of this dispute, but it may result in an additional loss on the disposal of discontinued operations.

In July 2008, we coordinated the relocation of the pharmacy that we manage for the Boston Health Care for the Homeless Program (“BHCHP”) from the Barbara McInnis House to BHCHP’s new, state of the art location within the Jean Yawkey Center across from Boston Medical Center.  At the new pharmacy, we began dispensing patient prescriptions for patients visiting the new walk-in clinic in addition to dispensing prescriptions for the program’s respite patients.

In July 2008, we opened a pharmacy in Dorchester, Massachusetts, as a mirror operation to our Peabody, Massachusetts, location to manage dispensing for a different geographical area.  Significant “location insensitive” business was transferred from our other Dorchester pharmacy to gain efficiencies in the dispensing process.  The new pharmacy increased dispensing capacity for the rapidly growing assisted living and adherence packaging market segment.

Summary of Financial Impacts of Restatements

The consolidated financial statements of Nyer and our subsidiaries at and for the fiscal year ended June 30, 2008, and related financial information have been restated to correct errors in the accounting for direct costs associated with the purchase of the minority interest in DAW now a wholly owned subsidiary of the Company in February 2008.  These costs were expensed, rather than considered part of the cost of the acquisition in accordance with Statement of Financial Accounting Standard (“SFAS”) No. 141, Business Combinations.  In addition, our consolidated financial statements reflect the presentation of the discontinued operations for ADCO, ADCO South, and Topsfield as of and for the years ended June 30, 2009 and 2008, and certain other classifications made to conform the fiscal year 2008 consolidated financial statements to the presentation of the fiscal year 2009 consolidated financial statements.  For further details on the nature of the corrections and reclassifications and the related effects on the Company's previously issued consolidated financial statements, see Note 3, Restatements of Consolidated Financial Statements, included in Part II, Item 8, Financial Statements and Supplementary Data.  Restated balances have been identified with the notation "restated" where appropriate.  The remainder of this management’s discussion and analysis is based on amounts as restated.

Comparison of the year ended June 30, 2009, to the year ended June 30, 2008

Results of Operations

Net revenues.   We recognize revenue both from the sale of prescription medications and other products as well as through dispensing fee revenue derived through dispensing of prescriptions with inventory owned by Federally Qualified Health centers (“FQHCs”) pursuant to pharmacy management services contracts entered into between us and various FQHCs.  The following table sets forth for the periods indicated pharmacy and dispensing fees revenues from continuing operations and changes between the specified periods expressed as a percentage increase or decrease:

	Year ended June 30
			Change
	2009	2008	$	%
Sales	$68,907,483	$65,394,219	$3,513,264	5.4%
Dispensing fees	5,815,361	3,200,795	2,614,566	81.7%
Total net revenues	$74,722,844	$68,595,014	$6,127,830	8.9%

Total net revenues increased $6,127,830 to $74,722,844 or 8.9% for fiscal year 2009, as compared to $68,595,014 for fiscal year 2008.  The primary reason for the increase in revenues was due to the addition of five new locations in April, July, and October 2008, and March 2009.  We operated 25 locations as of June 30, 2009, compared to 23 locations in the prior year.    Net revenues decreased 2% at stores open more than one year due to our decision to transfer accounts representing approximately $5,300,000 in net revenues to two of the newly opened pharmacies.  The transfer was done to group certain specialized accounts together in order to achieve efficiencies in the dispensing process.  If the effect of the business transfer is taken into effect, comparable revenue increased approximately 5% for fiscal year 2009.

The pharmacy sales (revenues other than dispensing fees) increased $3,513,264 to $68,907,483 or 5.4% for fiscal year 2009 as compared to $65,394,219 for fiscal year 2008.  Sales decreased 4% at stores open more than one year due to our decision to transfer accounts representing approximately $4,500,000 in fiscal 2009 to two of the newly opened pharmacies.  If the effect of the business transfers is in taken into account, comparable sales increased approximately 3% for fiscal year 2009.

The total number of prescriptions dispensed increased 34% for the fiscal year 2009.  The number of prescriptions dispensed did not correlate to a commensurate growth in revenue due to an increased number of generic medications as a percentage of total number of prescriptions dispensed.  Generic medications typically have a lower selling price than brand name medications.  We attribute the increase in prescription dispensing to greater drug utilization on the part of an aging population, an overall increase in market share within certain communities, and an increased utilization of pharmacy services by patients of FQHCs with whom the pharmacies have contracts to provide services.  The pharmacies manage two pharmacies owned by FQHCs and additionally have contracts to provide pharmacy services to patients of five other FQHCs. The pharmacies maintain a segregated inventory owned by the FQHCs for the purpose of dispensing prescriptions to health center patients.

Dispensing fee revenue increased $2,614,566 to $5,815,361 or 81.7% for fiscal year 2009 as compared to $3,200,795 for fiscal year 2008.  This increase is primarily attributable to our new pharmacy contract with the East Boston Neighborhood Health Center in East Boston, as well as the expanded number and increased demand for covered medications effectuated during the fiscal year by the Massachusetts Health Safety Net Office, an increased number of prescription benefit management contracts entered into by the FQHCs contracted with us, and marketing initiatives targeting the patients of the FQHCs.

Cost of sales.  The following table sets forth for the periods indicated cost of sales from continuing operations and changes between the specified periods expressed as a percentage increase or decrease:

	Year ended June 30
			Change
	2009	2008	$	%
Cost of sales	$54,560,932	$51,019,594	$3,541,338	6.9%

Profit margin rate	20.8%	22.0%		(1.2)%

Cost of sales increased $3,541,338 to $54,560,932 or 6.9% for fiscal year 2009, as compared to $51,019,594 for fiscal year 2008 due to increased sales and declining insurance reimbursement rates.  Cost of goods sold includes the following:  the cost of inventory sold during the period, net of related vendor rebates, allowances and purchase discounts, costs incurred to return merchandise to vendors, inventory shrinkage costs, and inbound freight charges.

Gross profit margins.  Pharmacy gross profit margins decreased by 1.2% to 20.8% for fiscal year 2009 as compared to 22.0% for fiscal year 2008 primarily due to declining insurance reimbursement rates.  Dispensing fee revenue is excluded from the calculation as there is no correlating inventory cost associated with the services provided.

Selling, general, and administrative expenses.  The following table sets forth for the periods indicated selling, general, and administrative expenses (“SG&A”) from continuing operations and changes between the specified periods expressed as a percentage increase or decrease:

	Year ended June 30
			Change
	2009	2008	$	%
		(restated)
SG&A expenses	$19,815,584	$16,775,376	$3,040,208	18.1%

SG&A increased $3,040,208 to $19,815,584 or 18.1% for fiscal year 2009, as compared to $16,775,376 for fiscal year 2008.  The increase was primarily due to increases in payroll costs of approximately $3,165,000, facility rent of approximately $109,000, and equipment rent of approximately $146,000, partially offset by a decrease in advertising expense of approximately $402,000.  The increases in payroll costs were primarily due to $2,364,000 related to six newly opened locations plus $801,000 at stores open more than one year and are predominately the result of market pressures on salary and benefit packages for pharmacists.  The additional pharmacies also added approximately $197,000 in additional overhead.

Other income (expense), net.  The following table sets forth for the periods indicated the breakdown of other income (expense):

	Year ended June 30
			Change
	2009	2008	$	%
Interest expense	$(185,247)	$(98,188)	$(87,059)	88.7%
Interest income	11,104	11,631	(527)	(4.5)%
Other income	18,112	25,977	(7,865)	(30.3)%
Total other income (expense), net	$(156,031)	$(60,580)	$(95,451)	157.6%

Total other income (expense), net, increased $95,451 primarily due to the interest expense on the related party notes issued in connection with the purchase of the remaining 20% of DAW.

Income taxes.  We recorded an income tax benefit from continuing operations of $182,087 for fiscal year 2009 primarily due to the losses from operations, offset by changes in deferred tax assets.  In addition, for fiscal year 2009, we recorded income tax benefit from discontinued operations of $2,394 and income tax expense of $142,176 due to the disposal of the discontinued operations of ADCO and Topsfield.  We recorded income tax expense from continuing operations of $12,132 for fiscal year 2008 primarily due to the income from operations and changes in deferred taxes.  We also recorded income tax expense from discontinued operations of $93,407 and income tax benefit of $1,270 due to the disposal of discontinued operations.

 Discontinued operations.  In December 2008, we sold the inventory and prescription lists of Topsfield to CVS.  In conjunction with this sale, we also entered into a non-compete agreement with CVS, whereby we agreed not to compete for three years within a 10-mile radius of the CVS store located in Danvers, Massachusetts, excluding two currently operating Eaton Apothecary pharmacies.  A gain of $507,000 was recognized on the sale of Topsfield.

In September 2008, we sold certain assets and liabilities of ADCO, a medical and surgical equipment and supplies company engaged in both the wholesale and retail selling of medical equipment and surgical supplies throughout New England and the internet.  A loss on disposal of $193,260 was recognized on the sale of ADCO’s certain assets and liabilities.  In connection with this sale, we received a $50,000 note receivable that was payable January 31, 2009.  We and the buyer are currently in dispute over certain assets and liabilities that were included in the ADCO sale, and the note receivable has not been paid.  We are unable to determine the final outcome of this dispute, but it may result in an additional charge to the disposal of discontinued operations.

We retained ADCO’s building and land and its line of credit of $300,000, which has been fully utilized.  The buyer of ADCO’s assets had an option to purchase the building and land that was not exercised and expired on January 31, 2009.   On September 21, 2009, we sold the building to Dovesco, LLC, an assignee of Doane, for $830,000 and recognized a gain on the sale of $519,199.    A portion of the proceeds from the sale was used to pay the existing line of credit.  No balance remains outstanding against the line; and as of September 21, 2009, the line of credit was terminated.

In June 2008, we sold ADCO South, a medical and surgical equipment and supplies company engaged in the wholesale selling of medical equipment and surgical supplies throughout Florida.  We recognized a loss on the sale of $5,112.

In December 2007, we reevaluated the outstanding liabilities related to our fire and police segment (discontinued in 2004) and concluded there were no remaining liabilities.  The liabilities were reversed and a $298,628 gain has been reflected in discontinued operations.

Deemed dividend on redemption of preferred stock.  In February 2008, we redeemed the then outstanding Series A and B Preferred Stock for $400,000.  The excess over the carrying value of $3 was recorded as a deemed dividend and increased the net loss applicable to common shareholders.   For the year ended June 30, 2008, this resulted in $399,997 being subtracted from net earnings.  Financial Accounting Standards Board (“FASB”) Emerging Issue Task Force Topic D-42, The Effect on the Calculation of Earnings Per Share for the Redemption or Induced Conversion of Preferred Stock,  provides among other things, that any excess of (1) the fair value of the consideration transferred to the holders of preferred stock redeemed over (2) the carrying amount of preferred stock, should be subtracted from net earnings to determine net (loss) income available to common shareholders in the calculation of earnings per share.

Comparison of the year ended June 30, 2008, to the year ended June 30, 2007

Results of Operations

Net revenues.   The following table sets forth for the periods indicated pharmacy and dispensing fees revenues from continuing operations and changes between the specified periods expressed as a percentage increase or decrease:

	Year ended June 30
			Change
	2008	2007	$	%
Sales	$65,394,219	$59,605,468	$5,788,751	9.7%
Dispensing fees	3,200,795	2,335,674	865,121	37.0%
Total net revenues	$68,595,014	$61,941,142	$6,653,872	10.7%

Total revenues increased $6,653,872 to $68,595,014 or 10.7% for fiscal year 2008, as compared $61,941,142 for fiscal year 2007.  The primary reason for the increase in revenues was due to a 4.75% increase in the number of prescriptions dispensed at stores open more than one year, the acquisition of a pharmacy in July 2007, and the addition of three new pharmacies in April and December 2007, and February 2008.  Stores open more than one year experienced a 2.4% growth in revenue.   The growth in the number of prescriptions dispensed did not correlate to a commensurate growth in revenue due to an increased number of generic medications as a percentage of the total number of prescriptions dispensed.  Generic medications typically have a lower selling price than brand name medications.

The pharmacy sales (revenues other than dispensing fees) increased $5,788,751 to $65,394,219 or 9.7% for fiscal year 2008 as compared to $59,605,468 for fiscal year 2007.  The increase was attributable to the acquired pharmacy, the opening of three new pharmacies, and a 2.0% increase in sales at locations open more than one year.  The increase in prescription dispensing at stores open more than one year can be attributed to greater drug utilization on the part of an aging population, an overall increase in market share within certain communities, and an increased utilization of pharmacy services by patients of FQHCs with whom the pharmacies have contracts to provide services.  The pharmacies manage two pharmacies owned by FQHCs and additionally have contracts to provide services.  The pharmacies manage two pharmacies owned by FQHCs and additionally have contracts to provide pharmacy services to patients of five other FQHCs.  The pharmacies maintain a segregated inventory owned by the FQHCs for the purpose of dispensing prescriptions to health center patients.

Dispensing fee revenue increased $865,121 to $3,200,795 or 37.0% for fiscal year 2008 as compared to $2,335,674 for fiscal year 2008.  Two locations which opened in February and April 2007, accounted for $513,013 of the increase.  The remainder of the increase can be attributed to an expanded number of and increased demand for covered medications effectuated during the fiscal year by the Massachusetts Health Safety Net Office, an increased number of prescription benefit management contracts entered into by the FQHCs contracted with DAW, and marketing initiatives targeting the patients of the FQHCs.

Cost of sales.  The following table sets forth for the periods indicated cost of sales from continuing operations and changes between the specified periods expressed as a percentage increase or decrease:

	Year ended June 30
			Change
	2008	2007	$	%
Cost of sales	$51,019,594	$46,874,820	$4,144,774	8.8%

Profit margin rate	22.0%	21.4%		0.6%

Cost of sales increased $4,144,774 to $51,019,594 or 8.8% for fiscal year 2008, as compared to $46,874,820 for fiscal year 2007 primarily due to increased sales.  Cost of goods sold includes the following:  the cost of inventory sold during the period, net of related vendor rebates, allowances and purchase discounts, costs incurred to return merchandise to vendors, inventory shrinkage costs, and inbound freight charges.

Gross profit margins.  Pharmacy gross profit margins slightly increased to 22.0% for fiscal year 2008 as compared to 21.4% for fiscal year 2007 primarily due to increased purchase volume discounts as well as increased dispensing of generic medications which carry higher gross profit margins.  Each helped to offset lower insurance reimbursements.  Dispensing fee revenue is excluded from the calculation as there is no correlating inventory cost associated with the services provided.

Selling, general, and administrative expenses.  The following table sets forth for the periods indicated SG&A from continuing operations and changes between the specified periods expressed as a percentage increase or decrease:

	Year ended June 30
			Change
	2008	2007	$	%
	(restated)
SG&A expenses	$16,775,376	$14,030,223	$2,745,153	19.6%

SG&A increased $2,745,155 to $16,775,378 or 19.6% for fiscal year 2008, as compared to $114,030,223 for fiscal year 2007.  The increase was primarily due to increases in payroll costs of approximately $2,200,000, rent expense and administrative expenses.  Increased labor costs consisted of the following:  $1,000,000 of the increase occurred at stores open more than one year and is predominately the result of market pressures on salary and benefit packages for pharmacists.  The balance of the increase in payroll is attributable to the pharmacy acquired in July 2007, as well as the four pharmacies opened between February 2007 and February 2008.  The additional pharmacies also added approximately $300,000 in additional overhead.

Other income (expense), net.  The following table sets forth for the periods indicated the breakdown of other income (expense):

	Year ended June 30
			Change
	2008	2007	$	%
Interest expense	$(98,188)	$(25,769)	$(72,419)	281.0%
Interest income	11,631	14,077	(2,446)	(17.4)%
Other income	25,977	16,040	9,937	62.0%
Total other income (expense), net	$(60,580)	$4,348	$(64,928)	(1493.3)%

Total other income (expense), net, increased $72,419 primarily due to the interest expense on the related party notes issued in connection with purchase of the remaining 20% of DAW.

Income taxes.  We determined that in fiscal year 2009, we would be able to utilize a portion of the tax benefits from intangible assets previously written-off for book purposes and we most likely would not be able to utilize the benefit from the increase in the Florida net operating loss.  The net tax effect of these changes is a decrease of $19,000 in the valuation allowance for fiscal year 2008.

Discontinued operations.    In December 2008, we sold the inventory and prescription lists of Topsfield to CVS.  In conjunction with this sale, we also entered into a non-compete agreement with CVS, whereby we agreed not to compete for three years within a 10-mile radius of the CVS store located in Danvers, Massachusetts, excluding two currently operating Eaton Apothecary pharmacies.  A gain of $507,000 was recognized on the sale of Topsfield.

In September 2008, we sold certain assets and liabilities of ADCO and recognized a loss on disposal of $193,260.

In June 2008, we sold ADCO South and recognized a loss on the sale of $5,118.

In December 2007, we reevaluated the outstanding liabilities related to our fire and police segment (discontinued in 2004) and concluded there were no remaining liabilities.  The liabilities were reversed and a $298,628 gain has been reflected in discontinued operations.

Deemed dividend on redemption of preferred stock.  In February 2008, we redeemed the then outstanding Series A and B Preferred Stock for $400,000.  The excess over the carrying value of $3 was recorded as a deemed dividend and increased the net loss applicable to common shareholders.   For fiscal year 2008, this resulted in $399,997 being subtracted from net earnings.  FASB Emerging Issue Task Force Topic D-42, The Effect on the Calculation of Earnings Per Share for the Redemption or Induced Conversion of Preferred Stock, provides among other things, that any excess of (1) the fair value of the consideration transferred to the holders of preferred stock redeemed over (2) the carrying amount of preferred stock, should be subtracted from net earnings to determine net income available to common shareholders in the calculation of earnings per share.

Liquidity and Capital Resources

As of June 30, 2009, we had $62,752 of cash as compared to $140,688 at June 30, 2008, as cash was used to fund current operations.  Our primary source of liquidity is cash provided by operations, and our principal uses of cash are operating expenses, acquisitions, capital expenditures, and repayments of debt.

Net cash used by operating activities from continuing operations.  Net cash used by operating activities from continuing operations was $549,931 for fiscal year 2009 and consisted of our net loss of $256,076 adjusted for non-cash items of $600,053 (including depreciation of $539,398, and amortization, provision for losses in accounts receivable, and stock-based compensation expenses of $136,575, offset by a decrease deferred income taxes of $76,500) and net cash used from changes in working capital of $893,908.  The net cash used from changes in working capital, net of effects of acquisitions and disposals, was principally the result of an increase in inventories, accounts receivable, and prepaid expenses and other current assets partially offset by an increase in accounts payable.    The increase in inventories was primarily the result of new pharmacy locations and the increase in accounts receivable and accounts payable was due to the increase in sales.

Net cash used in investing activities from continuing operations.   Net cash used in investing activities from continuing operations was $592,767 for fiscal year 2009 and consisted of the purchase of equipment primarily due to the new pharmacy locations, the purchase of three new delivery trucks to meet the requirements of an increased delivery radius necessitated by one of our assisted living facility contracts, and the upgrade of some of our existing information technology equipment.

Net cash used in financing activities from continuing operations.   Net cash used in financing activities from continuing operations was $98,691 for fiscal year 2009 and consisted of long-term debt repayments of $263,959 and principal payments on the capital lease obligation of $15,024 partially offset by the proceeds from the capital lease equipment financing of $180,292.

We recognized a net operating loss of $282,142 for fiscal year 2009.  Although it is our intention is to generate an operating profit in the future, there can be no assurance that we will not generate a net operating loss.  We believe the cash provided from operations, including favorable payment terms with our largest vendor and timely cash receipts due from accounts receivable from third party payers, along with the remaining proceeds from the sale of the ADCO building, will be adequate to fund our operations for at least the next 12 months.

Contractual Obligations

Asset security interest.  DAW has an agreement with its major supplier to purchase pharmaceuticals.  This agreement terminates January 31, 2012.  Payment for merchandise delivered is secured by a first primary interest in all assets of DAW.

Line of Credit.  ADCO had a $300,000 line of credit (the “line”), which was collateralized by the building and land owned by ADCO and guaranteed by us.  The interest rate for the line was 2% above the Wall Street Journal Prime rate; and repayment of the line was in monthly payments of interest only, with the principal being due at maturity, unless renewed.  The line was scheduled to expire on October 31, 2009.  As of June 30, 2009, we had $300,000 of outstanding borrowings on the line.  The building that was used as collateral for the line of credit was sold on September 21, 2009.  A portion of the proceeds were used to pay off the line, and it was terminated effective September 21, 2009.

 Our principal contractual obligations consist of operating leases, capital leases, and long-term debt and are as follows at June 30, 2009:

					5 years
		Less than	1 to 3	3 to 5	and
	Total	one year	years	years	beyond
Operating leases	$5,763,352	$1,779,462	$2,645,476	$768,564	$569,850
Capital leases	196,350	42,840	85,680	67,830	-
Long-term debt	2,050,015	143,222	1,786,416	120,377	-
Total contractual obligations	$8,009,717	$1,965,524	$4,517,572	$956,771	$569,850

The commitments under our operating leases consist of building and equipment rents.

Purchase of minority interest in DAW.  On February 4, 2008, in consideration for the Acquisition, we paid and issued to the Minority Shareholders the following: (i) a payment of $1,750,000 (which was funded by a promissory note in connection with a certain loan from DAW (the “DAW Note”); (ii) 2,000 shares of Series 2 Stock, a newly-created series of convertible Class B Stock, which shares are initially convertible into 218,000 shares of our common stock, based upon an initial conversion price of $1.84 (which is subject to adjustment), and which have 2,000 votes per share of Series 2 Stock (for an aggregate of 4,000,000 votes); (iii) the $350,000 promissory note (the “Purchase Note”); and (iv) the $1,500,000 of convertible notes (the “Convertible Notes”), which are convertible into an aggregate of approximately 815,217 shares of common stock, based upon an initial conversion price of $1.84.   We also incurred $458,516 of transaction costs related to this acquisition.

On February 4, 2008, we also purchased from Mr. Nyer 2,000 shares of our Class A Stock and 1,000 shares of Class B Stock held by Mr. Nyer (the “Samuel Nyer Purchase”), which represented all of the issued and outstanding shares of such preferred stock, in exchange for a $400,000 promissory note (the “Nyer Promissory Note”).  In accordance with the terms of the Amended Agreement, we cancelled the Class A Stock and the Class B Stock.

As a result of the Acquisition, the issuance of the Series 2 Stock to the Minority Shareholders, the Samuel Nyer Purchase (and subsequent cancellation of the Class A Stock and the Class B Stock), and the appointment of certain Minority Shareholders to fill director and officer vacancies, there has been a change of our control with the Minority Shareholders owning approximately 58% of the voting power of our outstanding common stock and certain Minority Shareholders holding office as director and/or executive officer of us.

Terms of notes issued in connection with purchase of minority interest in DAW. The $350,000 Purchase Note bears interest at the rate of 7% per annum and has a five-year term.  We will make 60 monthly payments of principal of $5,833.33 plus interest under the Purchase Note.  The Purchase Note was assigned to Nyle on February 4, 2008, by the Minority Shareholders as consideration for their purchase of our common stock that was owned by Nyle.

The $1,500,000 Convertible Notes bear interest at the rate of 8% per annum and mature on February 4, 2011.  Interest on the Convertible Notes is paid in arrears on the 15th day of each month and on maturity, commencing on March 15, 2008.  The principal amount, with any interest owed and not yet paid, is due at maturity.

Prior to February 4, 2009, interest on the Convertible Notes may only be paid in cash.  After February 4, 2009, the holders of the Convertible Notes have the option of having interest paid in cash or in shares of common stock (based on the conversion rate then in effect, which is initially $1.84, but subject to adjustment).  If any amount of principal or other amounts due under the Convertible Notes, other than interest, is not paid when due, we will pay a late charge equal to 15% per annum on such amount from the date such amount was due until it is paid in full.

On and after February 4, 2009, the holders of the Convertible Notes may elect to convert any portion of the outstanding and unpaid interest and principal of the Convertible Notes into shares of common stock at a conversion price of $1.84 (as appropriately adjusted for any stock split, stock dividend, stock combination, spin-off, split-up, reclassification, recapitalization, combination of shares or other similar transaction that proportionately decreases or increases the common stock outstanding).

Subject to exceptions, the conversion price of the Convertible Notes will also be adjusted in the event that (i) we sell shares of common stock or a security convertible or exchange into or exercisable for shares of common stock at a price per share less than the conversion price then in effect, or (ii) there is a stock split, stock dividend, reverse stock split or other subdivision of the common stock.

After February 4, 2009, we, at our option, may redeem a portion or the entire outstanding principal of the Convertible Notes.  Upon our notice to redeem, the holders of the Convertible Notes may elect to convert their notes prior to their receipt of the redemption payment from us.  The redemption price is 100% of the face amount of the Convertible Notes being redeemed plus accrued and unpaid interest.   The former minority shareholders have indicated that they do not intend to redeem the Convertible Notes until after July 1, 2010.

The DAW Note bears interest at the applicable federal rate in effect on February 4, 2008, and we must repay it on or before February 4, 2013.  In order to have the funds available to finance the loan by DAW to us, DAW and its major supplier agreed to amend the supplier’s payment terms by extending the time period for which DAW has to pay the supplier’s invoices, which, as a result, increased DAW’s available cash.   The increased available cash was used for the loan by DAW to us.

The $400,000 Nyer Promissory Note bears interest at the rate of 7% per annum, has a five-year term with 60 monthly payments of principal of $6,666.67 plus interest.

Series 2 Class B Preferred Stock.  At any time, the holders of the Series 2 Stock may convert their shares into common stock upon our (i) consolidation with or merger into any other person, or (ii) transfer of all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating our dissolution.  The holders of at least a majority of the Series 2 Stock then outstanding may waive any of the conditions to mandatory conversion and may convert their shares of Series 2 Stock at any time after February 4, 2011.

On February 4, 2011, or such later date as the following conditions are met in their entirety, all of the shares of Series 2 Stock will be converted into common stock:  (i) no event of default has occurred and is continuing beyond any applicable cure periods under the promissory notes issued by us to any of the Minority Shareholders pursuant to the Amended Agreement and (ii) the resale of common stock issuable upon conversion of the Series 2 Stock is covered by an effective registration statement.

If we issue or sell any shares of common stock by means of options, convertible securities, or otherwise for a price per share (the “New Issuance Price”) less than the Conversion Price then in effect, then immediately after such dilutive issuance, the Conversion Price then in effect will be reduced to the New Issuance Price.  The adjustment to the Conversion Price made in regard to an option or convertible security will be made at the time such option or convertible security is issued (and not when such option or convertible security is exercised or converted).

Critical Accounting Policies

Our discussion and analysis of our financial condition and results of operations are based upon our consolidated financial statements, which have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”).  The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues, and expenses and related disclosure of contingent assets and liabilities.  On an on-going basis, we evaluate our estimates, including those related to revenue recognition, inventory shrinkage, impairment, and income taxes.  We base our estimates on historical experience, current and anticipated business conditions, the condition of the financial markets, and various other assumptions that are believed to be reasonable under existing conditions.  Actual results may differ from these estimates.

We believe that the following critical accounting policies affect our more significant judgments and estimates used in the preparation of our consolidated financial statements:

Revenue recognition.  For all pharmacy sales other than third party pharmacy sales and those described below, we recognize revenue from the sale of merchandise at the time of the sale.  For third party pharmacy sales, revenue is recognized at the time the prescription is dispensed.  We record third party revenues and related receivables net of provisions for contractual and other adjustments.

We also recognize revenues from transactions wherein the pharmacy dispenses pharmaceuticals from its inventory provided to non-profit organizations through certain governmental programs treating needy patients.  We receive a dispensing fee, a percentage of the cost of the medication, and the replacement of the pharmaceutical.  Replacement of the pharmaceuticals does not result in revenue.  The dispensing fee and the percentage of the prescription cost are recorded as revenue.  We recognize dispensing fee revenue when we dispense prescriptions for non-profit agencies on a per prescription basis and receive a dispensing fee for each prescription dispensed.  In one contract, we also receive a stipulated monthly amount per patient.

Our estimate of uncollectible amounts is based on our historical collection experience and current economic and credit conditions.

Inventories.  Included in our valuation of inventory are estimates of the losses related to shrinkage, which occurs during periods between physical inventory counts.  When estimating these losses, we considered historical loss results at specific locations as well as overall loss trends.  Should actual shrink losses differ from the estimates upon which our reserves were based, our operating results will be impacted.

Impairment.  We evaluate long-lived assets, excluding goodwill, for impairment when events or changes in circumstances indicate that the assets may not be recoverable.  The impairment is measured by estimating the expected future cash flow expected to be generated by the assets and comparing this amount to the carrying value.

Goodwill impairment.  In connection with the provisions of FASB Statement of Financial Accounting Standards (“SFAS”) No. 142, Goodwill and Other Intangible Assets, we perform an annual impairment test of goodwill.  Our tests during the fourth quarter of fiscal years 2009 and 2008 resulted in no impairment being identified.  However, the process of evaluating goodwill for impairment involves the determination of the fair value of our companies.  Inherent in such fair value determinations are certain judgments and estimates, including the interpretation of economic indicators and market valuations and assumptions about our strategic plans.  To the extent that our strategic plans change or that economic and market conditions worsen, it is possible that our conclusion regarding goodwill impairment could change and result in a material effect on our financial position or results of operations.

On June 30, 2009, the carrying value of the Company’s net assets was $8,789,702; and the market capitalization of the Company’s outstanding shares, assuming conversion of outstanding preferred shares, was $3,231,073.   The Company calculated the estimated fair value of the Company as of June 30, 2009, as that amount that would be received to sell the Company as a whole on that date.  It arrived at the estimated fair value by using the December 2008 selling price of the Company’s Topsfield store and other comparable data.  The Company has concluded that the Company’s fair value exceeds its carrying value as of June 30, 2009, and that goodwill is not impaired.

The Company has concluded that the market value of the Company’s common stock as of June 30, 2009, is not an indication of the Company’s market value due to the fact that it is very thinly traded and that the implied fair value test is a more accurate indication of whether or not there has been an impairment of goodwill.  Inherent in such fair value determinations are certain judgment and estimates, including the interpretation of economic indicators and market valuations and assumptions about the Company’s strategic plans.  To the extent that its strategic plans change or that economic and market conditions worsen, it is possible that its conclusion regarding goodwill impairment could change and result in a material effect on financial position and results of operations of the Company.

Income taxes.  We have significant deferred tax assets.  We regularly review deferred tax assets for recoverability considering our historical profitability, projected taxable income, the expected timing of the reversals of existing temporary differences, and tax planning strategies.  We will establish a valuation allowance against deferred tax assets when we determine that it is more likely than not that some portion of our deferred tax assets will not be realized.  Changes in valuation allowances from period to period are included in the tax provision in the period of change.  Significant judgment is required in making these assessments.

Recent Accounting Pronouncements

In June 2009, the FASB issued SFAS No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles), which establishes the FASB Accounting Standards Codification as the single source of authoritative GAAP.  The Codification will supersede all existing non-SEC accounting and reporting standards.  As a result, upon adoption, all references to accounting literature in our SEC filings will conform to the appropriate reference within the Codification.  This statement is effective for financial statements issued for interim and annual periods ending after September 15, 2009.  We do not expect the adoption of this standard to have an impact on our financial position or results of operations.

In April 2009, the FASB issued Staff Position No. FAS 107-1 and APB 28-1, Interim Disclosures About Fair Value of Financial Instruments, (“FSP 107-1 and APB 28-1”), which amends FASB SFAS No.107, Disclosures about Fair Value of Financial Instruments, to require disclosures about fair value of financial instruments for interim reporting periods of publicly traded companies as well as in annual financial statements.  This FSP also amends APB Opinion No. 28, Interim Financial Reporting, to require these disclosures in summarized financial information for interim reporting periods. This FSP was effective for interim and annual periods ending after June 15, 2009.  The adoption of FSP FAS 107-1 and APB 28-1 did not have a material impact on our consolidated financial statements.

In June 2008, the FASB ratified Emerging Issues Task Force (“EITF”) Issue No. 07-5 (“EITF 07-5”), Determining Whether an Instrument (or an Embedded Feature) Is Indexed to an Entity's Own Stock.  EITF 07-5 provides that an entity should use a two-step approach to evaluate whether an equity-linked financial instrument (or embedded feature) is indexed to its own stock, including evaluating the instrument's contingent exercise and settlement provisions.   EITF 07-5 is effective for fiscal years beginning after December 15, 2008.  The consensus must be applied to outstanding instruments as of the beginning of the fiscal year in which the consensus is adopted and should be treated as a cumulative-effect adjustment to the opening balance of retained earnings.  Early adoption is not permitted.  We are in the process of evaluating the impacts, if any, of adopting this EITF.

In April 2008, the FASB issued FSP FAS 142-3, Determination of the Useful Life of Intangible Assets.  FSP FAS 142-3 amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, Goodwill and Other Intangible Assets.  The intent of this FSP is to improve the consistency between the useful life of a recognized intangible asset under SFAS 142 and the period of expected cash flows used to measure the fair value of the asset under FSAS No. 141 (revised 2007), Business Combinations, and other GAAP.  This statement is effective for fiscal years beginning on or after December 15, 2008, and interim periods within those years.  Early application is not permitted.   We do not expect the adoption of this standard to have an impact on our financial position or results of operations.

In April 2008, the FASB issued FSP Accounting Principles Board 14-1 (“FSP APB 14-1”), Accounting for Convertible Debt Instruments That May be Settled in Cash upon Conversion (Including Partial Settlement).  FSP APB 14-1 requires the issuer of certain convertible debt instruments that may be settled in cash (or other assets) on conversion to separately account for the liability (debt) and equity (conversion option) components of the instrument in a manner that reflects the issuer’s nonconvertible debt borrowing rate.  FSP APB 14-1 is effective for fiscal years beginning after December 15, 2008, and on a retroactive basis.  We are evaluating the potential impact, if any, of the adoption of FSP APB 14-1 on our consolidated results of operations and financial condition.

In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB statement No. 133 (SFAS No. 161).  SFAS No. 161 requires enhanced disclosures regarding an entity’s derivative instruments and related hedging activities.  These enhanced disclosures include information regarding how and why an entity uses derivative instruments; how derivative instruments and related hedge items are accounted for under SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, and its related interpretations; and how derivative instruments and related hedge items affect an entity’s financial position, financial performance, and cash flows.  SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.  The adoption of SFAS No. 161 will not have a material impact on our consolidated results of operations and financial condition.

In December 2007, the FASB issued SFAS No. 141(R), Business Combinations, which replaces SFAS No. 141, Business Combinations.  The statement retains the purchase method of accounting for acquisitions but requires a number of changes, including changes in the way assets and liabilities are recognized in the purchase accounting.  It also changes the recognition of assets acquired and liabilities assumed arising from contingencies, requires the capitalization of in-process research and development at fair value, and requires the expensing of acquisition-related costs as incurred. SFAS No. 141(R) is effective for the Company beginning July 1, 2009, and will apply prospectively to business combinations completed on or after that date.  We do not expect the adoption of this standard to have an impact on our financial position or results of operations.

 In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities.  SFAS 159 provides companies with an option to report selected financial assets and liabilities at fair value.  The standard’s objective is to reduce both the complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently.  SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities.  We adopted SFAS 159 effective July 1, 2008, but have not elected to measure any permissible items at fair value.  As a result, the adoption of this statement did not have a material impact on our consolidated financial statements.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements.  This Statement defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosures about fair value measurements.  The definition of fair value retains the exchange price notion in earlier definitions of fair value.  This Statement clarifies that the exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability in the market in which the reporting entity would transact for the asset or liability, that is, the principal or most advantageous market for the asset or liability.  Emphasis is placed on fair value being a market-based measurement, not an entity-specific measurement; and therefore, a fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability.  As a basis for considering these market participant assumptions, a fair value hierarchy has been established to distinguish between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs).  In February 2008, the FASB issued a Staff Position which delays the effective date of SFAS No. 157 for non-financial assets and non-financial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis, to fiscal years beginning after November 15, 2008.  We adopted this statement, except for items covered by the Staff Position, as of July 1, 2008; and the adoption did not have a material impact on our consolidated results of operations and financial condition.

ITEM 7A.  Quantitative and Qualitative Disclosures About Market Risk

This Item is not required to be completed by smaller reporting companies.

ITEM 8.  Financial Statements and Supplementary Data

NYER MEDICAL GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm

To the Board of Directors
Nyer Medical Group, Inc.

We have audited the accompanying consolidated balance sheet of Nyer Medical Group, Inc. and subsidiaries as of June 30, 2009, and the related consolidated statements of operations, shareholders' equity, and cash flow for the year then ended.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Nyer Medical Group, Inc. and subsidiaries as of June 30, 2009, and the results of their operations and their cash flows for the year then ended  in conformity with U.S. generally accepted accounting principles.  Also, in our opinion, the related financial statement schedule listed under Item 15(a)(2) for the year ended June 30, 2009, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

/s/ Wolf & Company, P.C.

Boston, Massachusetts
September 28, 2009

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors

Nyer Medical Group, Inc.

We have audited the accompanying consolidated balance sheet of Nyer Medical Group, Inc. and subsidiaries (the “Company”) as of June 30, 2008 and the related consolidated statements of operations, changes in shareholders’ equity and cash flows for the year ended June 30, 2008.  These consolidated financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company, as of June 30, 2008 and the results of its operations and its cash flows for the year ended June 30, 2008, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 3 to the consolidated financial statements, the consolidated balance sheet as of June 30, 2008 and the related consolidated statement of operations, changes in shareholder’s equity and cash flows have been restated to correct a misstatement.

Our audit referred to above includes the audit of the financial statement schedule listed under Item 15(a) (2) of the Form 10-K report of Nyer Medical Group, Inc. for the year ended June 30, 2008.  In our opinion, the financial statement schedule presents fairly, in all material respects, in relation to the financial statements taken as a whole, the information required to be stated therein.

/s/ Sweeney, Matz & Co.

Pompano Beach, Florida
September 16, 2008, except for Note 3 which is dated September 25, 2009

PART I—Financial Information
Item 1.  Financial Statements
NYER MEDICAL GROUP, INC.
Consolidated Balance Sheets

	June 30
	2009	2008
		(restated)
Assets
Current assets:
Cash	$62,752	$140,688
Accounts receivable, net of allowance for doubtful accounts of $18,200 at June 30, 2009, and $24,552 at June 30, 2008	5,348,256	4,445,265
Inventories, net	6,966,107	6,976,703
Prepaid expenses and other current assets	979,226	664,849
Current portion of deferred tax assets	361,300	194,000
Assets to be disposed of from discontinued operations	219,476	1,428,027
Total current assets	13,937,117	13,849,532
Property and equipment, net	1,393,844	1,341,055
Goodwill	2,593,616	2,611,616
Other intangible assets, net	625,959	725,118
Long-term portion of deferred tax assets	353,200	444,000
Other assets	36,067	36,068
Total assets	$18,939,803	$19,007,389
Liabilities and shareholders' equity
Current liabilities:
Current portion of long-term debt and lease financing obligations	$106,058	$183,958
Current portion of long-term debt due related parties	80,004	80,004
Accounts payable	6,495,687	5,726,821
Accrued expenses and other current liabilities	1,128,376	1,215,433
Liabilities to be disposed of from discontinued operations	310,771	922,051
Total current liabilities	8,120,896	8,128,267
Long-term debt and lease financing obligations, net of current portion	315,876	256,667
Long-term debt, net of current portion, due related parties	1,713,329	1,793,329
Total liabilities	10,150,101	10,178,263
Commitments and contingencies
Shareholders' equity:
Preferred stock, Class A, $0.001 par value, 5,000 shares; none outstanding	-	-
Preferred stock, Class B, $0.001 par value, 2,500,000 shares authorized;
2,500 shares designated Series 1 Class B; none outstanding	-	-
2,000 shares designated convertible Series 2 Class B; 2,000 shares issued and outstanding at June 30, 2009 and 2008	400,000	400,000
Common stock, $0.0001 par value, 25,000,000 shares authorized; 3,978,199 shares issued and outstanding at June 30, 2009 and 2008	398	398
Additional paid-in capital	17,824,763	17,770,328
Accumulated deficit	(9,435,459)	(9,341,600)
Total shareholders' equity	8,789,702	8,829,126
Total liabilities and shareholders' equity	$18,939,803	$19,007,389

See accompanying notes to consolidated financial statements.

NYER MEDICAL GROUP, INC.
Consolidated Statements of Operations

	Year ended June 30
	2009	2008
		(restated)
Net revenues:
Sales	$68,907,483	$65,394,219
Dispensing fees	5,815,361	3,200,795
Total net revenues	74,722,844	68,595,014
Cost and expenses:
Cost of sales	54,560,932	51,019,594
Selling, general, and administrative expenses	19,815,584	16,775,376
Depreciation and amortization	628,470	545,378
Total costs and expenses	75,004,986	68,340,348
(Loss) income from operations	(282,142)	254,666
Other income (expense), net:
Interest expense	(185,247)	(98,188)
Interest income	11,104	11,631
Other income	18,112	25,977
Total other income (expense), net	(156,031)	(60,580)
(Loss) income from continuing operations before provision for income taxes and minority interest	(438,173)	194,086
(Benefit) provision for income taxes	(182,097)	12,132
Minority interest expense, net of income taxes	-	(37,039)
(Loss) income from continuing operations	(256,076)	144,915
Discontinued operations:
Gain (loss) from discontinued operations, net of ($2,394) and $93,407, income tax (benefit), for 2009 and 2008, respectively	(9,347)	149,458
Gain (loss) on disposal, net of $142,176 and ($1,270) income taxes (benefit) for 2009 and 2008, respectively	171,564	(3,848)
Net gain from discontinued operations	162,217	145,610
Net (loss) income	(93,859)	290,525
Deemed dividend on redemption of preferred stock	-	(399,997)
Net loss attributable to common shareholders	$(93,859)	$(109,472)

Basic and diluted loss per share:
Loss per share, continuing operations, net of deemed dividend on redemption of preferred stock	$(0.06)	$(0.06)
Earnings per share, discontinued operations	0.04	0.03
Loss per share attributable to common shareholders	$(0.02)	$(0.03)

Shares used in computing loss per share:
Basic	3,978,199	3,978,199
Diluted	3,978,199	3,978,199

See accompanying notes to consolidated financial statements.

NYER MEDICAL GROUP, INC.
Consolidated Statements of Changes in Shareholders' Equity

	Class A		Series 1, Class B		Series 2, Class B				Additional
	Preferred Stock		Preferred Stock		Preferred Stock		Common Stock		Paid-in	Accumulated	Shareholders'
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Deficit	Equity

Balance at June 30, 2007	2,000	$2	1,000	$1	-	$-	3,978,199	$398	$18,096,037	$(9,632,125)	$8,464,313

Stock-based compensation	-	-	-	-	-	-	-	-	74,288	-	74,288
Redemption of preferred stock and deemed dividend	(2,000)	(2)	(1,000)	(1)	-	-	-	-	(399,997)	-	(400,000)
Issurance of Series 2, Class B, preferred stock	-	-	-	-	2,000	400,000	-	-	-	-	400,000
Net income, restated	-	-	-	-	-	-	-	-	-	290,525	290,525
Balance at June 30, 2008, restated	-	-	-	-	2,000	400,000	3,978,199	398	17,770,328	(9,341,600)	8,829,126
Stock-based compensation	-	-	-	-	-	-	-	-	54,435	-	54,435
Net loss	-	-	-	-	-	-	-	-	-	(93,859)	(93,859)
Balance at June 30, 2009	-	$-	-	$-	2,000	$400,000	3,978,199	$398	$17,824,763	$(9,435,459)	$8,789,702

See accompanying notes to consolidated financial statements.

NYER MEDICAL GROUP, INC. AND SUBSIDIARIES
Consolidated Statements of Cash Flows

	Year ended June 30
	2009	2008
		(restated)
Operating activities:
Net (loss) income	$(93,859)	$290,525
Gain from discontinued operations	(162,217)	(145,610)
(Loss) income from continuing operations	(256,076)	144,915
Adjustments to reconcile (loss) income from continuing operations to cash (used in) provided by operating activities:
Depreciation	539,978	420,888
Amortization	88,492	124,490
Recovery of losses in accounts receivable	(6,352)	-
Stock-based compensation expense	54,435	74,288
Deferred income taxes	(76,500)	(182,000)
Minority interest	-	37,039
Changes in operating assets and liabilities, net of effects of acqusitions and disposals:
Accounts receivable	(896,639)	(403,526)
Inventories	(415,764)	(813,154)
Prepaid expenses and other current assets	(314,376)	283,947
Accounts payable	768,866	2,380,755
Accrued expenses and other current liabililties	(87,057)	151,850
Cash (used in) provided by operating activities, continuing operations	(600,993)	2,219,492
Cash provided by operating activities, discontinued operations	281,155	92,826
Cash (used in) provided by operating activities	(319,838)	2,312,318

Investing activities:
Acquisition of 20% of subsidiary	-	(2,208,516)
Acquisition of pharmacy, net of cash	-	(552,115)
Purchase of property and equipment	(592,767)	(488,230)
Other	-	(6,101)
Cash used in investing activities, continuing operations	(592,767)	(3,254,962)
Cash provided by (used in) investing activities, discontinued operations	933,360	(596)
Cash provided by (used in) investing activities	340,593	(3,255,558)

Financing activities:
Proceeds from capital lease financing	180,292	-
Principal payments on capital lease obligations	(15,024)	-
Payments on long-term debt	(263,959)	(226,749)
Cash used in financing activities, continuing operations	(98,691)	(226,749)
Cash provided by financing activities, discontinued operations	-	175,000
Cash used in financing activities	(98,691)	(51,749)

Net decrease in cash	(77,936)	(994,989)
Cash at beginning of period	140,688	1,135,677
Cash at end of period	$62,752	$140,688

See accompanying notes to consolidated financial statements.

NYER MEDICAL GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Restatement

        The consolidated financial statements of Nyer Medical Group, Inc., (the “Company” or “Nyer”) as of and for the fiscal year ended June 30, 2008, and related financial information have been restated to correct errors in the application of generally accepted accounting principles (“GAAP”).  The nature of the corrections and the related effects on the Company's previously issued consolidated financial statements are described in Note 3, Restatements of Consolidated Financial Statements.  Restated balances have been identified with the notation “restated" where appropriate.  Throughout these notes, the term "as previously reported" will be used to refer to balances from the 2008 consolidated financial statements as reported prior to restatement for the correction of these errors.

1.	Business

The Company is the parent company of DAW, Inc. (“DAW”), a wholly owned subsidiary.  DAW owns and operates a chain of retail pharmacies in the suburban Boston, Massachusetts, area and also provides comprehensive pharmacy management services to various not-for-profit entities.

2.	Summary of significant accounting policies

Principles of consolidation

The consolidated financial statements include the accounts of the Company and its majority owned and controlled subsidiaries, DAW, ADCO (discontinued 2009), ADCO South (sold in 2008), and Anton Investments and Conway Associates, Inc. (“fire and police segment”) (discontinued in 2004).  All intercompany accounts and transactions have been eliminated in consolidation.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Inventories

Inventories are stated at the lower of cost or fair value.  The Company used the last-in, first-out method (“LIFO”) of accounting for all of its inventories.

Property, plant and equipment

Property and equipment are recorded at cost and depreciated over the estimated useful live of the related assets using the straight-line method as follows:

Asset Category	Useful life
Fixtures and equipment	2 to 10 years
Transportation equipment	3 to 5 years
Leasehold improvements	the shorter of its useful life or remaining non-cancelable lease term

Capital lease assets are recorded at the lesser of the present value of minimum lease payments or fair value and amortized over the estimated useful life of the related property.

Goodwill and other intangible assets

Goodwill represents the amount of consideration paid in connection with business acquisitions in excess of the fair value of assets acquired and liabilities assumed.  In accordance with SFAS No. 142, Goodwill and Other Intangible Assets, the Company evaluates the balance of the carrying value of goodwill based on a single reporting unit annually during the fourth quarter and more frequently if certain indicators are present or changes in circumstances suggest that impairment may exist.

The first step of its goodwill impairment test, used to identify potential impairment, compares the fair value of our reporting unit with its carrying amount, including goodwill.  If the fair value of its reporting unit exceeds its carrying amount, the goodwill of the reporting unit is considered not impaired, and the second step of the impairment test, used to measure the amount of the impairment loss, is unnecessary.  If the carrying amount of its reporting unit exceeds its fair value, the second step of the goodwill impairment test is performed to measure the amount of impairment loss, if any.

The second step of the goodwill impairment test, used to measure the amount of impairment loss, compares the implied fair value of the reporting unit goodwill as of the date of the impairment review with the carrying amount of that goodwill.  The implied fair value of goodwill is determined on the same basis as the amount of goodwill recognized in connection with a business combination.  Specifically, the fair value of a reporting unit is allocated to all of the assets and liabilities (including any unrecognized intangible assets) as if the reporting unit had been acquired in a business combination as of the date of the impairment review and as if the fair value of the reporting unit was the price paid to acquire the reporting unit.  The excess of the fair value of a reporting unit over the amounts assigned to its assets and liabilities is the implied fair value of goodwill.  If the carrying amount of the reporting unit goodwill exceeds the implied fair value of that goodwill, an impairment loss is recognized in an amount equal to that excess.

On June 30, 2009, the carrying value of the Company’s net assets was $8,789,702; and the market capitalization of the Company’s outstanding shares, assuming conversion of outstanding preferred shares, was $3,231,073.   The Company calculated the estimated fair value of the Company as of June 30, 2009, as that amount that would be received to sell the Company as a whole on that date.  It arrived at the estimated fair value by using the December 2008 selling price of the Company’s Topsfield store and other comparable sales data.  The Company has concluded that the Company’s fair value exceeds its carrying value as of June 30, 2009, and that goodwill is not impaired.

The Company has concluded that the market value of the Company’s common stock as of June 30, 2009, is not an indication of the Company’s market value due to the fact that it is very thinly traded and that the implied fair value test is a more accurate indication of whether or not there has been an impairment of goodwill.  Inherent in such fair value determinations are certain judgment and estimates, including the interpretation of economic indicators and market valuations and assumptions about the Company’s strategic plans.  To the extent that its strategic plans change or that economic and market conditions worsen, it is possible that its conclusion regarding goodwill impairment could change and result in a material effect on financial position and results of operations of the Company.  The Company has determined that no goodwill impairment charges were required for the years ended June 30, 2009, and June 30, 2008.

Other Intangible Assets

Other intangible assets consist primarily of prescription lists acquired in connection with business acquisitions and are amortized on a straight-line basis over their estimated useful lives, ranging from 4 to 15 years.

Impairment of long-lived assets

Long-lived assets held and used are reviewed for impairment when events or circumstances indicate the carrying amount may not be recoverable.  If the sum of the expected undiscounted cash flows is less than the carrying value of the related assets or group of assets, a loss is recognized for the difference between the fair value and the carrying value of the related asset or group of assets.  No impairments were recognized in fiscal years 2009 and 2008.

Fair value of financial instruments

The carrying values of accounts receivable, accounts payables, and debt approximate their fair values.  The carrying values and estimated fair values for long-term debt, based upon comparison to market rates of similar financial instruments, were approximately the same.

Revenue recognition

For all pharmacy sales other than third-party pharmacy sales and those described below, the Company recognizes revenue from the sale of merchandise at the time of the sale.  For third party pharmacy sales, revenue is recognized at the time the prescription is dispensed.  The Company records third party revenues and related receivables net of provisions for contractual and other adjustments.

The Company also recognizes sales from transactions wherein the pharmacy dispenses pharmaceuticals from the inventory provided to non-profit organizations through certain governmental programs that treat needy patients.  The Company receives a dispensing fee, a percentage of the costs of the medication, and the replacement of the pharmaceuticals.  The replacement of the pharmaceuticals does not result in revenue.  The dispensing fee and the percentage of the prescription cost are recorded as sales.  The Company recognizes dispensing fee revenue when it dispenses prescriptions for non-profit agencies on a per prescription basis and receives a dispensing fee for each prescription dispensed.  In one contract, the Company also receives a stipulated monthly amount per patient, which is recorded monthly when earned.

The Company’s estimates of uncollectible accounts receivable are based on its historical collection experience and current economic and credit conditions.

Cost of goods sold

Cost of goods sold includes the following:  The cost of inventory sold during the period net of related vendor rebates, allowances and purchase discounts, costs incurred to return merchandise to vendors, inventory shrinkage costs, and inbound freight charges.

Vendor Rebates and Allowances

Rebates and allowances received from vendors relate to either purchasing and merchandising or promoting a product and are recorded as a reduction of cost of goods sold as the product is sold.  Purchasing and merchandising rebates and allowances include vendor programs such as purchase discounts, volume purchase allowances, and price reduction allowances.

Delivery costs

The cost of delivery to customers by the Company is classified as selling, general, and administrative expenses.  The cost of delivery expense was $1,114,688 and $982,800 for fiscal year 2009 and 2008, respectively.

Advertising

Advertising costs are expensed as incurred.  Advertising expenses, net of reimbursements, were $155,525 and $548,851 for fiscal year 2009 and 2008, respectively.

New store openings

Costs incurred prior to opening of a new location and costs associated with remodeling a location are charged against earnings as incurred as general and administrative expenses.

Income taxes

The Company accounts for income taxes using the asset and liability method.  Under this method, deferred tax assets and liabilities are recognized based upon the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured pursuant to tax laws using rates expected to apply to taxable income in the years that those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rate is recognized in income in the period that includes the rate change enactment date.  Valuation allowances are established when necessary to reduce deferred tax assets to the amounts more likely than not to be realized.

The Company adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN No. 48”), Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109, effective July 1, 2007.  FIN No. 48 provides guidance regarding the recognition, measurement, presentation, and disclosure in the financial statements of tax positions taken or expected to be taken on a tax return.  FIN 48 also provides guidance related to the recognition, de-recognition, or change in measurement of a tax position as a result of new tax positions, changes in management’s judgment about the level of uncertainty of existing tax positions, expiration of open income tax returns due to the statutes of limitation, status of examinations, and litigation and legislative activity. The initial adoption of FIN 48 had no impact on the Company’s financial statements; and the Company has no material uncertain tax positions as of June 30, 2009.  Future interest and penalties related to unrecognized tax benefits, if any, will be reported as income tax expense in the Company’s consolidated statements of operations.

Earnings (loss) per share

The calculation of basic earnings (loss) per share is computed by dividing income (loss) available to common shareholders by the weighted-average number of common shares outstanding for the period.  Diluted earnings per share considers the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that shared in the earnings of the entity.

The calculation of weighted average diluted shares includes additional shares related to the Convertible Notes when the average market price is above the current conversion price.  The number of additional shares that will be included in the weighted average diluted shares is equal to the number of shares that would be issued upon the settlement of the $1,500,000 of convertible notes (the “Convertible Notes”) assuming the settlement occurred at the end of the reporting period.

The dilutive effect of the Series 2 Class B Preferred Stock (the “Series 2 Stock”) is reflected in diluted earnings per share by application of the “if-converted” method in accordance with SFAS No. 128.  The weighted average common stock equivalents related to the Series 2 Stock is excluded from diluted weighted average shares of common stock when the impact on diluted earnings per share is anti-dilutive.

FASB Emerging Issue Task Force Topic D-42, The Effect on the Calculation of Earnings Per Share for the Redemption or Induced Conversion of Preferred Stock, provides among other things, that any excess of (1) the fair value of the consideration transferred to the holders of preferred stock redeemed over (2) the carrying amount of preferred stock, should be subtracted from net earnings to determine net income available to common stockholders in the calculation of earnings per share.  For the year ended June 30, 2008, this resulted in $399,997 being subtracted from net earnings.

Stock-based compensation

The Company accounts for stock-based payments at the fair value on the date of grant and recognizes compensation expense over the requisite service period of the award on a straight-line basis.  Fair value is determined on the date of grant using a Black-Scholes valuation model.

Segment and enterprise-wide disclosures

SFAS No. 131, Disclosures about Segments of an Enterprise and Related Information, establishes standards for reporting information regarding operating segments in annual financial statements. Operating segments are identified as components of an enterprise about which separate, discrete financial information is available for evaluation by the chief operating decision-maker in making decisions on how to allocate resources and assess performance. The Company views its operations and manages its business as one operating segment.  No discrete operating information other than revenues is prepared by the Company.

Recent Accounting Pronouncements

In June 2009, the FASB issued SFAS No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles, which establishes the FASB Accounting Standards Codification as the single source of authoritative GAAP. The Codification will supersede all existing non-SEC accounting and reporting standards.  As a result, upon adoption, all references to accounting literature in our SEC filings will conform to the appropriate reference within the Codification. This statement is effective for financial statements issued for interim and annual periods ending after September 15, 2009.  The Company is required to adopt SFAS No. 168 on September 30, 2009, and it does not expect the adoption of this standard to have an impact on its financial position or results of operations.

In April 2009, the FASB issued Staff Position No. FAS 107-1 and APB 28-1, Interim Disclosures About Fair Value of Financial Instruments, (“FSP 107-1 and APB 28-1”), which amends FASB SFAS No.107, Disclosures about Fair Value of Financial Instruments, to require disclosures about fair value of financial instruments for interim reporting periods of publicly traded companies as well as in annual financial statements.  This FSP also amends APB Opinion No. 28, Interim Financial Reporting, to require these disclosures in summarized financial information for interim reporting periods. This FSP was effective for interim and annual periods ending after June 15, 2009.  The adoption of FSP FAS 107-1 and APB 28-1 did not have a material impact on the Company’s consolidated financial statements.

In June 2008, the FASB ratified Emerging Issues Task Force (“EITF”) Issue No. 07-5 (“EITF 07-5”), Determining Whether an Instrument (or an Embedded Feature) Is Indexed to an Entity's Own Stock.  EITF 07-5 provides that an entity should use a two-step approach to evaluate whether an equity-linked financial instrument (or embedded feature) is indexed to its own stock, including evaluating the instrument's contingent exercise and settlement provisions.   EITF 07-5 is effective for fiscal years beginning after December 15, 2008.  The consensus must be applied to outstanding instruments as of the beginning of the fiscal year in which the consensus is adopted and should be treated as a cumulative-effect adjustment to the opening balance of retained earnings.  Early adoption is not permitted.  The Company is in the process of evaluating the impacts, if any, of adopting this EITF.

In April 2008, the FASB issued FASB Staff Position Financial Accounting Standard 142-3 (“FSP FAS 142-3”), Determination of the Useful Life of Intangible Assets.  FSP FAS 142-3 amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, Goodwill and Other Intangible Assets.  The intent of this FSP is to improve the consistency between the useful life of a recognized intangible asset under SFAS No. 142 and the period of expected cash flows used to measure the fair value of the asset under SFAS No. 141 (revised 2007), Business Combinations, and other GAAP.  This statement is effective for fiscal years beginning on or after December 15, 2008, and interim periods within those years.  Early application is not permitted.  The Company does not expect the adoption of this standard to have a material impact on its consolidated results of operations and financial condition.

In April 2008, the FASB issued FSP Accounting Principles Board 14-1 (“FSP APB 14-1”), Accounting for Convertible Debt Instruments That May be Settled in Cash upon Conversion (Including Partial Settlement).  FSP APB 14-1 requires the issuer of certain convertible debt instruments that may be settled in cash (or other assets) on conversion to separately account for the liability (debt) and equity (conversion option) components of the instrument in a manner that reflects the issuer’s nonconvertible debt borrowing rate.  FSP APB 14-1 is effective for fiscal years beginning after December 15, 2008, and on a retroactive basis.  The Company is evaluating the potential impact, if any, of the adoption of FSP APB 14-1 on its consolidated results of operations and financial condition.

In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB statement No. 133 (SFAS No. 161).  SFAS No. 161 requires enhanced disclosures regarding an entity’s derivative instruments and related hedging activities.  These enhanced disclosures include information regarding how and why an entity uses derivative instruments; how derivative instruments and related hedge items are accounted for under SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, and its related interpretations; and how derivative instruments and related hedge items affect an entity’s financial position, financial performance, and cash flows.  SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.  The adoption of SFAS No. 161 will not have a material impact on the Company’s consolidated results of operations and financial condition.

 In December 2007, the FASB issued SFAS No. 141(R), Business Combinations, which replaces SFAS No. 141, Business Combinations.  The statement retains the purchase method of accounting for acquisitions but requires a number of changes, including changes in the way assets and liabilities are recognized in the purchase accounting.  It also changes the recognition of assets acquired and liabilities assumed arising from contingencies, requires the capitalization of in-process research and development at fair value, and requires the expensing of acquisition-related costs as incurred. SFAS No. 141(R) is effective for the Company beginning July 1, 2009, and will apply prospectively to business combinations completed on or after that date.  The Company does not expect the adoption of this standard to have a material impact on the Company’s consolidated results of operations and financial condition.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities.  SFAS 159 provides companies with an option to report selected financial assets and liabilities at fair value.  The standard’s objective is to reduce both the complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently.  SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities.  The Company adopted SFAS 159 effective July 1, 2008, but has not elected to measure any permissible items at fair value.  As a result, the adoption of this statement did not have a material impact on its consolidated financial statements.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements.  This Statement defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosures about fair value measurements.  The definition of fair value retains the exchange price notion in earlier definitions of fair value.  This Statement clarifies that the exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability in the market in which the reporting entity would transact for the asset or liability, that is, the principal or most advantageous market for the asset or liability.  Emphasis is placed on fair value being a market-based measurement, not an entity-specific measurement; and therefore, a fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability.  As a basis for considering these market participant assumptions, a fair value hierarchy has been established to distinguish between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs).  In February 2008, the FASB issued a Staff Position which delays the effective date of SFAS No. 157 for non-financial assets and non-financial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis, to fiscal years beginning after November 15, 2008.  The Company adopted this statement, except for items covered by the Staff Position, as of July 1, 2008; and the adoption did not have a material impact on its consolidated results of operations and financial condition.

Reclassifications

Prior year information is reclassified whenever necessary to conform to the current year’s presentation.

3.  Restatements of consolidated financial statements

The Company has restated its consolidated balance sheet at June 30, 2008, and the consolidated statements of operations, changes in stockholders' equity, and cash flows for the year then ended.  The impact of the restatement adjustment on the Company’s previously reported consolidated net loss of $3,523 for fiscal year 2008 was an increase in net income of $294,048 resulting in restated net income of $290,525 for fiscal year 2008.

The Company determined that direct costs associated with the acquisition of the remaining 20% of the outstanding common stock of DAW in February 2008 were expensed rather than considered part of the cost of the acquisition in accordance with SFAS No. 141, Business Combinations.  The purchase price allocation was corrected accordingly.  The following table reflects the impact of the revised purchase price allocation on the consolidated statement of operations for the periods indicated:

	Quarter ended		Year ended
	December 31,	March 31,	June 30,
	2007	2008	2008
Decrease in operating costs	$316,430	$142,086	$458,516
Increase in tax provision	113,502	50,966	164,468
Increase in net income	202,928	91,120	294,048
Net loss previously reported	(98,023)	(215,895)	(3,523)
Net income, as restated	$104,905	$(124,775)	$290,525

The 2008 financial statements have also been adjusted to reflect reclassifications for discontinued operations and certain other reclassifications required to conform to the 2009 presentation.  The Company’s Topsfield store has been reflected as discontinued operations in the restated consolidated financial statements for fiscal year 2008.  See Note 11, Discontinued operations, for further information.  Reclassifications included the following:  On the balance sheet, (a) vendor rebates receivable was reclassified from accounts receivable trade to prepaid expenses and other current assets and (b) security deposits from prepaid expenses and other current assets to other assets.  On the income statement, the LIFO charge was reclassified from selling, general, and administrative expense to cost of sales.

The following table presents the impact of the restatement adjustment on the Company's previously reported consolidated balance sheet at June 30, 2008, and also presents the discontinued operations and the reclassifications made to the restated consolidated financial statements for fiscal year 2008 to conform to the fiscal year 2009 presentation.  As a result of the adjustments, goodwill increased $458,516, income taxes payable increased $164,468, and accumulated deficit decreased by $294,048.  These balance sheet corrections are included in the adjustments columns below:

	Consolidated Balance Sheet
	June 30, 2008
	As Previously	Discontinued		Restatement
	Reported	Operations (1)	Reclasses (2)	Adjustments (3)	Restated
Assets
Current assets:
Cash	$140,688	$-	$-	$-	$140,688
Accounts receivable, net	4,963,542	(125,821)	(392,456)	-	4,445,265
Inventories, net	7,405,315	(428,612)	-	-	6,976,703
Prepaid expenses and other current assets	308,461	-	356,388	-	664,849
Refundable income taxes	36,000	-	(36,000)	-	-
Current portion of deferred tax assets	194,000	-	-	-	194,000
Assets to be disposed of, discontinued operations	803,594	624,433	-	-	1,428,027
Total current assets	13,851,600	70,000	(72,068)	-	13,849,532
Property and equipment, net	1,341,055	-	-	-	1,341,055
Goodwill	2,153,100	-	-	458,516	2,611,616
Other intangible assets, net	725,118	-	-	-	725,118
Long-term portion of deferred tax assets	444,000	-	-	-	444,000
Long-term portion of deferred tax assets,	-	-	-	-	-
discontinued operations	70,000	(70,000)	-	-	-
Other assets	-	-	36,068	-	36,068
Total assets	$18,584,873	$-	$(36,000)	$458,516	$19,007,389
Liabilities and shareholders' equity
Current liabilities:
Current portion of long-term debt and lease financing obligations	$183,958	$-	$-	$-	$183,958
Current portion of long-term debt, related parties	230,000	-	(149,996)	-	80,004
Accounts payable	5,871,081	(144,260)	-	-	5,726,821
Accrued payroll and related taxes	615,483	-	(615,483)	-	-
Accrued expenses and other current liabilities	442,802	(7,274)	615,438	164,468	1,215,434
Income taxes payable	35,955	-	(35,955)	-	-
Liabilities to be disposed of, discontinued operations	770,516	151,535	-	-	922,051
Total current liabilities	8,149,795	-	(185,996)	164,468	8,128,267
Long-term debt and lease financing obligations, net of current portion	256,667	-	-	-	256,667
Long-term debt, net of current portion, related parties	1,643,333	-	149,996	-	1,793,329
Total liabilities	10,049,795	-	(36,000)	164,468	10,178,263
Shareholders' equity:
Preferred stock	400,000	-	-	-	400,000
Common stock	398	-	-	-	398
Additional paid-in capital	17,770,328	-	-	-	17,770,328
Accumulated deficit	(9,635,648)	-	-	294,048	(9,341,600)
Total shareholders' equity	8,535,078	-	-	294,048	8,829,126
Total liabilities and shareholders' equity	$18,584,873	$-	$(36,000)	$458,516	$19,007,389

(1)	Topsfield has been reclassified as discontinued operations in the Company’s financial statements. See Note 11, Discontinued operations, for further information.
(2)
Vendor rebates receivable of $392,456 was reclassified from accounts receivable trade to prepaid expenses and other current assets and security deposits of $36,068 were reclassified from prepaid expenses and other current assets to other assets in order to conform to the presentation in the June 30, 2009, consolidated balance sheet; and refundable income taxes of $36,000 were reclassified to accrued federal income taxes due to the additional taxes due as a result of the restatement error.

(3)
The impact of the restatement adjustment on the Company’s previously reported consolidated balance sheet as of June 30, 2008, was goodwill increased $458,516, income taxes payable increased $164,468, and accumulated deficit decreased by $294,048.

The following table presents the impact of the restatement adjustments on the Company's previously reported consolidated statement of operations for fiscal year 2008 and also presents the discontinued operations and the other reclassifications made to conform to the fiscal year 2009 presentation:

	Consolidated Statement of Operations
	Year ended June 30, 2008
	As Previously	Discontinued		Restatement
	Reported	Operations (1)	Reclasses (2)	Adjustments (3)	Restated
Net revenues:
Sales	$68,039,194	$(2,644,975)	$-	$-	$65,394,219
Dispensing fees	3,200,795	-	-	-	3,200,795
Total net revenues	71,239,989	(2,644,975)	-	-	68,595,014
Cost and expenses:
Cost of sales	53,024,106	(2,182,201)	177,689	-	51,019,594
Selling, general, and administrative expenses	17,771,045	(359,464)	(177,689)	(458,516)	16,775,376
Depreciation and amortization	546,044	(666)	-	-	545,378
Total costs and expenses	71,341,195	(2,542,331)	-	(458,516)	68,340,348
(Loss) income from operations	(101,206)	(102,644)	-	458,516	254,666
Other income (expense), net:
Interest expense	(98,188)	-	-	-	(98,188)
Interest income	11,631	-	-	-	11,631
Other income	25,977	-	-	-	25,977
Total other income (expense), net	(60,580)	-	-	-	(60,580)
(Loss) income from continuing operations before provision for income taxes and minority interest	(161,786)	(102,644)	-	458,516	194,086
(Benefit) provision for income taxes	(108,200)	(44,136)	-	164,468	12,132
Minority interest expense, net	(37,039)	-	-	-	(37,039)
(Loss) income from continuing operations	(90,625)	(58,508)	-	294,048	144,915
Discontinued operations:
Gain from discontinued operations, net (1)	90,950	58,508	-	-	149,458
Loss on disposal, net (1)	(3,848)		-	-	(3,848)
Net gain from discontinued operations	87,102	58,508	-	-	145,610
Net (loss) income	(3,523)	-	-	294,048	290,525
Deemed dividend on redemption of preferred stock	(399,997)	-	-	-	(399,997)
Net loss attributable to common	$(403,520)	$-	$-	$294,048	$(109,472)

Basic and diluted loss per share:
Loss per share, continuing operations, net of deemed dividend on redemption of preferred stock	$(0.12)				$(0.06)
Earnings per share, discontinued operations	0.02				0.03
Loss per share attributable to common	$(0.10)				$(0.03)
Shares used in computing loss per share:
Basic	3,978,199				3,978,199
Diluted	3,978,199				3,978,199

(1)	Topsfield has been reclassified as discontinued operations in the Company’s financial statements. See Note 11, Discontinued operations, for further information.
(2)
The LIFO charge has been reclassified from selling, general, and administrative expenses to cost of sales in order to conform to the presentation in the fiscal year 2009 consolidated statement of operations.

(3)
The impact of the restatement adjustment on the Company’s previously reported consolidated net loss of $3,523 for fiscal year 2008 was a decrease in selling, general, and administrative expenses of $458,516, an increase in the provision for income taxes of $164,468, and an increase in net income of $294,048.  Net loss per share attributable to common shareholders as previously stated was $0.10 per share and as restated is $0.03 per share.

The following table presents the impact of the restatement adjustments on the Company's previously reported consolidated statement of cash flows at June 30, 2008, and also presents the discontinued operations and the reclassifications made to conform to the fiscal year 2008 consolidated financial statements to the presentation in the fiscal year 2009 consolidated financial statements:

	Consolidated Statement of Cash Flows
	Year ended June 30, 2008
	As Previously	Discontinued	Restatement
	Reported	Operations (1)	Adjustments (2)	Restated
Operating activities:
Net (loss) income	$(3,523)	$-	$294,048	$290,525
Gain from discontinued operations	-	(145,610)	-	(145,610)
(Loss) income from continuing operations	(3,523)	(145,610)	294,048	144,915
Adjustments to reconcile (loss) income from continuing operations to cash (used in) provided by operating activities:
Depreciation	420,888	-	-	420,888
Amortization	125,156	(666)	-	124,490
Stock-based compensation expense	74,288	-	-	74,288
Deferred income taxes	(188,000)	6,000	-	(182,000)
Minority interest	37,039	-	-	37,039
Changes in operating assets and liabilities, net:
Accounts receivable	(129,479)	(274,047)	-	(403,526)
Inventories	(856,132)	42,978	-	(813,154)
Prepaid expenses and other current assets	(16,780)	300,727	-	283,947
Accounts payable	2,362,355	18,400	-	2,380,755
Accrued expenses and other current liabililties	22,174	(34,792)	164,468	151,850
Cash (used in) provided by operating activities, continuing operations	1,847,986	(87,010)	458,516	2,219,492
Cash provided by operating activities, discontinued	(285)	93,111	-	92,826
Cash provided by operating activities	1,847,701	6,101	458,516	2,312,318
Investing activities:
Acquisition of 20% of subsidiary	(1,750,000)	-	(458,516)	(2,208,516)
Acquisition of pharmacy, net of cash	(552,115)	-	-	(552,115)
Purchase of property and equipment	(488,230)	-	-	(488,230)
Other	-	(6,101)	-	(6,101)
Cash used in investing activities, continuing operations	(2,790,345)	(6,101)	(458,516)	(3,254,962)
Cash used in investing activities, discontinued	(596)	-	-	(596)
Cash used in investing activities	(2,790,941)	(6,101)	(458,516)	(3,255,558)
Financing activities:
Payments on long-term debt	(226,749)	-	-	(226,749)
Cash used in financing activities, continuing operations	(226,749)	-	-	(226,749)
Cash provided by financing activities, discontinued	175,000	-	-	175,000
Cash used in financing activities	(51,749)	-	-	(51,749)
Net decrease in cash	(994,989)	-	-	(994,989)
Cash at beginning of period	1,135,677	-	-	1,135,677
Cash at end of period	$140,688	$-	$-	$140,688

(1)	Topsfield has been reclassified as discontinued operations in the Company’s financial statements. See Note 11, Discontinued operations, for further information.
(2)
The impact of the restatement adjustment on the Company’s previously reported consolidated cash flows for the year ended June 30, 2008, was cash provided by operating activities from continuing operations increased $458,516 due to an increase in net income from continuing operations of $294,048 and an increase in accrued expenses and other current liabilities of $164,468.  Cash used in investing activities from continuing operations increased $458,516.

The following tables present the impact of the restatement adjustments described above on the Company's previously reported consolidated balance sheet as of December 31, 2007, the consolidated statements of operations for the three and six months ended December 31, 2007, and consolidated statement of cash flows for the six months ended December 31, 2007.  They also present the discontinued operations and the reclassifications made to conform the fiscal year 2008 consolidated financial statements to the presentation in the fiscal year 2009 consolidated financial statements:

	Consolidated Balance Sheet
	December 31, 2007
	As Previously	Discontinued		Restatement
	Reported	Operations (1)	Reclasses (2)	Adjustments (3)	Restated
Assets
Current assets:
Cash	$2,022,703	$(359,055)	$-	$-	$1,663,648
Accounts receivable, net	5,079,348	(99,747)	(477,063)	-	4,502,538
Inventories, net	7,577,049	(426,786)	-	-	7,150,263
Prepaid expenses and other current assets	162,145	(2,080)	440,995	-	601,060
Refundable income taxes	119,695	-	(119,695)	-	-
Current portion of deferred tax assets	169,000	-	-	-	169,000
Assets to be disposed of, discontinued operations	-	1,109,117	-	-	1,109,117
Total current assets	15,129,940	221,449	(155,763)	-	15,195,626
Property and equipment, net	1,409,474	(134,986)	-	-	1,274,488
Goodwill	104,463	(86,463)	-	316,430	334,430
Other intangible assets, net	781,696	-	-	-	781,696
Long-term portion of deferred tax assets	431,000	-	-	-	431,000
Other assets	-	-	36,068	-	36,068
Total assets	$17,856,573	$-	$(119,695)	$316,430	$18,053,308
Liabilities and shareholders' equity
Current liabilities:
Line of credit	$265,000	$(265,000)	$-	$-	$-
Current portion of long-term debt	152,750	-	-	-	152,750
Accounts payable	6,328,565	(722,394)	-	-	5,606,171
Accrued payroll and related taxes	474,964	-	-	-	474,964
Accrued expenses and other current liabilities	367,024	(61,590)	-	-	305,434
Income taxes payable	-	-	(119,695)	113,502	(6,193)
Liabilities to be disposed of, discontinued operations	-	1,048,984	-	-	1,048,984
Total current liabilities	7,588,303	-	(119,695)	113,502	7,582,110
Long-term debt, net of current portion	45,584	-	-	-	45,584
Total liabilities	7,633,887	-	(119,695)	113,502	7,627,694
Minority interest	1,865,995	-	-	-	1,865,995
Shareholders' equity:
Preferred stock	3	-	-	-	3
Common stock	398	-	-	-	398
Additional paid-in capital	18,121,227	-	-	-	18,121,227
Accumulated deficit	(9,764,937)	-	-	202,928	(9,562,009)
Total shareholders' equity	8,356,691	-	-	202,928	8,559,619
Total liabilities and shareholders' equity	$17,856,573	$-	$(119,695)	$316,430	$18,053,308

(1)	Topsfield, ADCO, and ADCO South have been reclassified as discontinued operations in the Company’s financial statements. See Note 11, Discontinued operations, for further information.
(2)
Vendor rebates receivable of $477,063 was reclassified from accounts receivable trade to prepaid expenses and other current assets and security deposits of $36,068 were reclassified from prepaid expenses and other current assets to other assets in order to conform to the presentation in the June 30, 2009, consolidated balance sheet; and refundable income taxes of $119,695 was reclassified to accrued federal income taxes due to the additional taxes due as a result of the restatement error.

(3)
The impact of the restatement adjustment on the Company’s previously reported consolidated balance sheet as of December 31, 2007, was goodwill increased $316,430, income taxes payable increased $113,502, and accumulated deficit decreased by $202,928.

	Consolidated Statement of Operations
	Three months ended December 31, 2007
	As Previously	Discontinued		Restatement
	Reported	Operations (1)	Reclasses (2)	Adjustments (3)	Restated
Net revenues:
Sales	$18,145,792	$(1,776,410)	$-	$-	$16,369,382
Dispensing fees	759,300	17,528	-	-	776,828
Total net revenues	18,905,092	(1,758,882)	-	-	17,146,210
Cost and expenses:
Cost of sales	14,121,112	(1,463,745)	87,192	-	12,744,559
Selling, general, and administrative expenses	5,056,979	(369,516)	(87,192)	(316,430)	4,283,841
Depreciation and amortization	146,887	(12,052)	-	-	134,835
Total costs and expenses	19,324,978	(1,845,313)	-	(316,430)	17,163,235
(Loss) income from operations	(419,886)	86,431	-	316,430	(17,025)
Other income (expense), net:
Interest expense	(8,715)	193	-	-	(8,522)
Interest income	4,725	(723)	-	-	4,002
Other income	32,898	(17,528)	-	-	15,370
Total other income (expense), net	28,908	(18,058)	-	-	10,850
(Loss) income from continuing operations before provision for income taxes and minority interest	(390,978)	68,373	-	316,430	(6,175)
(Benefit) provision for income taxes	(120,580)	22,850	-	113,502	15,772
Minority interest expense, net of income taxes	(10,253)	-	-	-	(10,253)
(Loss) income from continuing operations	(280,651)	45,523	-	202,928	(32,200)
Discontinued operations:
Gain from discontinued operations, net (1)	-	(45,523)	-	-	(45,523)
Gain on disposal, net (1)	182,628	-	-	-	182,628
Net gain from discontinued operations	182,628	(45,523)	-	-	137,105
Net (loss) income	$(98,023)	$-	$-	$202,928	$104,905

Basic earnings (loss) per share:
Loss per share, continuing operations	$(0.07)				$(0.01)
Earnings per share, discontinued operations	0.05				0.04
Basic earnings (loss) per share	$(0.02)				$0.03
Diluted earnings (loss) per share:
Loss per share, continuing operations	$(0.07)				$(0.01)
Earnings per share, discontinued operations	0.05				0.03
Diluted earnings (loss) per share	$(0.02)				$0.03

Shares used in computing earnings (loss) per share:
Basic	3,978,199				3,978,199
Diluted:
Basic shares	3,978,199				3,978,199
Common stock equivalents, stock options	-				12,000
Diluted shares	3,978,199				3,990,199

(1)	Topsfield, ADCO, and ADCO South have been reclassified as discontinued operations in the Company’s financial statements. See Note 11, Discontinued operations, for further information.
(2)
The LIFO charge has been reclassified from selling, general, and administrative expenses to cost of sales in order to conform to the presentation in the fiscal year 2009 consolidated statement of operations.

(3)
The impact of the restatement adjustment on the Company’s previously reported consolidated net loss of $98,023 for the three months ended December 31, 2007, was a decrease in selling, general, and administrative expenses of $316,430, an increase in the provision for income taxes of $113,502, and an increase in net income of $202,928.  Net loss per share as previously stated was $0.02 per share and as restated is $0.03 per share.

	Consolidated Statement of Operations
	Six months ended December 31, 2007
	As Previously	Discontinued		Restatement
	Reported	Operations (1)	Reclasses (2)	Adjustments (3)	Restated
Net revenues:
Sales	$35,527,538	$(3,602,036)	$-	$-	$31,925,502
Dispensing fees	1,462,703	-	35,057	-	1,497,760
Total net revenues	36,990,241	(3,602,036)	35,057	-	33,423,262
Cost and expenses:
Cost of sales	27,777,998	(2,835,795)	112,192	-	25,054,395
Selling, general, and administrative expenses	9,333,553	(795,461)	(112,192)	(316,430)	8,109,470
Depreciation and amortization	297,769	(25,143)	-	-	272,626
Total costs and expenses	37,409,320	(3,656,399)	-	(316,430)	33,436,491
(Loss) income from operations	(419,079)	54,363	35,057	316,430	(13,229)
Other income (expense), net:
Interest expense	(16,120)	193	-	-	(15,927)
Interest income	8,695	(1,860)	-	-	6,835
Other income	51,948	-	(35,057)	-	16,891
Total other income (expense), net	44,523	(1,667)	(35,057)	-	7,799
(Loss) income from continuing operations before provision for income taxes and minority interest	(374,556)	52,696	-	316,430	(5,430)
(Benefit) provision for income taxes	(97,250)	13,053	-	113,502	29,305
Minority interest expense, net of income taxes	(38,134)	-	-	-	(38,134)
(Loss) income from continuing operations	(315,440)	39,643	-	202,928	(72,869)
Discontinued operations:
Gain from discontinued operations, net (1)	-	(39,643)	-	-	(39,643)
Gain on disposal, net of tax (1)	182,628	-	-	-	182,628
Net gain from discontinued operations	182,628	(39,643)	-	-	142,985
Net (loss) income	$(132,812)	$-	$-	$202,928	$70,116

Basic earnings (loss) per share:
Loss per share, continuing operations	$(0.08)				$(0.02)
Earnings per share, discontinued operations	0.05				0.04
Basic loss per share	$(0.03)				$0.02

Diluted earnings (loss) per share:
Loss per share, continuing operations	$(0.08)				$(0.02)
Earnings per share, discontinued operations	0.05				0.04
Diluted earnings (loss) per share:	$(0.03)				$0.02

Shares used in computing earnings (loss) per share:
Basic	3,978,199				3,978,199
Diluted:
Basic shares	3,978,199				3,978,199
Common stock equivalents, stock options	-				6,000
Diluted shares	3,978,199				3,984,199

(1)	Topsfield, ADCO, and ADCO South have been reclassified as discontinued operations in the Company’s financial statements. See Note 11, Discontinued operations, for further information.
(2)
The LIFO charge has been reclassified from selling, general, and administrative expenses to cost of sales in order to conform to the presentation in the fiscal year 2009 consolidated statement of operations.

(3)
The impact of the restatement adjustment on the Company’s previously reported consolidated net loss of $132,812 for six months ended December 31, 2007, was a decrease in selling, general, and administrative expenses of $316,430, an increase in the provision for income taxes of $113,502, and an increase in net income of $202,928.  Net loss per share as previously stated was $0.03 per share and as restated is net earnings per share $0.02 per share.

	Consolidated Statement of Cash Flows
	Six months ended December 31, 2007
	As Previously	Discontinued	Restatement
	Reported	Operations (1)	Adjustments (2)	Restated
Operating activities:
Net (loss) income	$(132,812)	$-	$202,928	$70,116
(Gain) loss from discontinued operations	(182,628)	39,643	-	(142,985)
(Loss) income from continuing operations	(315,440)	39,643	202,928	(72,869)
Adjustments to reconcile (loss) income from continuing operations to cash (used in) provided by operating activities:
Depreciation	229,191	(25,143)	-	204,048
Amortization	68,578	-	-	68,578
Stock-based compensation expense	25,190	-	-	25,190
Deferred income taxes	(7,000)	(137,000)	-	(144,000)
Minority interest	38,134	-	-	38,134
Changes in operating assets and liabilities, net
Accounts receivable	101,345	(562,144)	-	(460,799)
Inventories	(494,345)	(492,419)	-	(986,764)
Prepaid expenses and other current assets	98,066	165,672	-	263,738
Refundable income taxes	(35,695)	119,695	-	84,000
Accounts payable	2,291,072	(30,967)	-	2,260,105
Accrued payroll and related taxes	(276,948)	5,784	-	(271,164)
Accrued expenses and other current liabililties	21,827	33,596	-	55,423
Income tax payable	(67,445)	(119,695)	113,502	(73,638)
Cash (used in) provided by operating activities, continuing operations	1,676,530	(1,002,978)	316,430	989,982
Cash provided by operating activities, discontinued	-	594,976	-	594,976
Cash provided by operating activities	1,676,530	(408,002)	316,430	1,584,958
Investing activities:
Acquisition of 20% of subsidiary	-	-	(316,430)	(316,430)
Acquisition of pharmacy, net of cash	(552,115)	-	-	(552,115)
Purchase of property and equipment	(321,420)	92,050	-	(229,370)
Other	-	(6,103)	-	(6,103)
Cash used in investing activities, continuing operations	(873,535)	85,947	(316,430)	(1,104,018)
Cash used in investing activities, discontinued	-	(596)	-	(596)
Cash used in investing activities	(873,535)	85,351	(316,430)	(1,104,614)
Financing activities:
Proceeds from line of credit	140,000	(140,000)	-	-
Payments on long-term debt	(92,373)	-	-	(92,373)
Cash used in financing activities, continuing operations	47,627	(140,000)	-	(92,373)
Cash provided by financing activities, discontinued	-	140,000	-	140,000
Cash used in financing activities	47,627	-	-	47,627
Net decrease in cash	850,622	(322,651)	-	527,971
Cash at beginning of period	1,172,081	(36,404)	-	1,135,677
Cash at end of period	$2,022,703	$(359,055)	$-	$1,663,648

(1)	Topsfield, ADCO, and ADCO South have been reclassified as discontinued operations in the Company’s financial statements. See Note 11, Discontinued operations, for further information.
(2)
The impact of the restatement adjustment on the Company’s previously reported consolidated cash flows for the six months ended December 31, 2007, was cash provided by operating activities from continuing operations increased $316,430 due to an increase in net income from continuing operations of $202,928 and a increase in accrued expenses and other current liabilities of $113,502.  Cash used in investing activities from continuing operations increased $316,430.

The following tables present the impact of the restatement adjustments described above on the Company's previously reported consolidated balance sheet as of March 31, 2008, the consolidated statements of operations for the three and nine months ended March 31, 2008, and the consolidated statement of cash flows for the nine months ended March 31, 2008.  It also presents the discontinued operations and the reclassifications made to conform the fiscal year 2008 consolidated financial statements to the presentation in the fiscal year 2009 consolidated financial statements:

	Consolidated Balance Sheet
	March 31, 2008
	As Previously	Discontinued		Restatement
	Reported	Operations (1)	Reclasses (2)	Adjustments (3)	Restated
Assets
Current assets:
Cash	$458,232	$(2,716)	$-	$-	$455,516
Accounts receivable, net	4,804,545	(443,395)	(463,540)	-	3,897,610
Inventories, net	7,259,928	(410,941)	-	-	6,848,987
Prepaid expenses and other current assets	171,104	(14,898)	427,472	-	583,678
Refundable income taxes	139,000	-	(139,000)	-	-
Current portion of deferred tax assets	265,000	-	-	-	265,000
Assets to be disposed of, discontinued operations	-	1,084,447	-	-	1,084,447
Total current assets	13,097,809	212,497	(175,068)	-	13,135,238
Property and equipment, net	1,450,043	(126,034)	-	-	1,324,009
Goodwill	2,239,563	(86,463)	-	458,516	2,611,616
Other intangible assets, net	747,406	-	-	-	747,406
Long-term portion of deferred tax assets	448,000	-	-	-	448,000
Other assets	-	-	36,068	-	36,068
Total assets	$17,982,821	$-	$(139,000)	$458,516	$18,302,337
Liabilities and shareholders' equity
Current liabilities:
Line of credit	$300,000	$(300,000)	$-	$-	$-
Current portion of long-term debt	210,750	-	-	-	210,750
Current portion of long-term debt, related parties	1,580,000	-	-	-	1,580,000
Accounts payable	5,936,758	(730,002)	-	-	5,206,756
Accrued payroll and related taxes	480,165	-	-	-	480,165
Accrued expenses and other current liabilities	633,930	(73,671)	-		560,259
Income taxes payable	69,533	-	(139,000)	164,468	95,001
Liabilities to be disposed of, discontinued operations	-	1,103,673	-	-	1,103,673
Total current liabilities	9,211,136	-	(139,000)	164,468	9,236,604
Long-term debt, net of current portion	285,563	-	-	-	285,563
Long-term debt, net of current, due related parties	313,333	-	-	-	313,333
Total liabilities	9,810,032	-	(139,000)	164,468	9,835,500
Shareholders' equity:
Preferred stock	400,000	-	-	-	400,000
Common stock	398	-	-	-	398
Additional paid-in capital	17,753,223	-	-	-	17,753,223
Accumulated deficit	(9,980,832)	-	-	294,048	(9,686,784)
Total shareholders' equity	8,172,789	-	-	294,048	8,466,837
Total liabilities and shareholders' equity	$17,982,821	$-	$(139,000)	$458,516	$18,302,337

(1)	Topsfield, ADCO, and ADCO South have been reclassified as discontinued operations in the Company’s financial statements. See Note 11, Discontinued operations, for further information.
(2)
Vendor rebates receivable of $463,540 was reclassified from accounts receivable trade to prepaid expenses and other current assets and security deposits of $36,068 were reclassified from prepaid expenses and other current assets to other assets in order to conform to the presentation in the June 30, 2009, consolidated balance sheet; and refundable income taxes of $139,000 were reclassified to accrued federal income taxes due to the additional taxes due as a result of the restatement error.

(3)
The impact of the restatement adjustment on the Company’s previously reported consolidated balance sheet as of March 31, 2008, was goodwill increased $458,516, income taxes payable increased $164,468, and accumulated deficit decreased by $294,048.

	Consolidated Statement of Operations
	Three months ended March 31, 2008
	As Previously	Discontinued		Restatement
	Reported	Operations (1)	Reclasses (2)	Adjustments (3)	Restated
Net revenues:
Sales	$18,098,491	$(1,628,763)	$-	$-	$16,469,728
Dispensing fees	825,380	-	-	-	825,380
Total net revenues	18,923,871	(1,628,763)	-	-	17,295,108
Cost and expenses:
Cost of sales	14,114,180	(1,119,823)	(60,000)	-	12,934,357
Selling, general, and administrative expenses	4,936,086	(510,117)	60,000	(142,086)	4,343,883
Depreciation and amortization	149,472	(9,284)	-	-	140,188
Total costs and expenses	19,199,738	(1,639,224)	-	(142,086)	17,418,428
(Loss) income from operations	(275,867)	10,461	-	142,086	(123,320)
Other income (expense), net:
Interest expense	(36,469)	258	-	-	(36,211)
Interest income	2,653	(913)	-	-	1,740
Other income	2,566	-	-	-	2,566
Total other income (expense), net	(31,250)	(655)	-	-	(31,905)
(Loss) income from continuing operations before provision for income taxes and minority interest	(307,117)	9,806	-	142,086	(155,225)
(Benefit) provision for income taxes	(90,127)	972	-	50,966	(38,189)
Minority interest expense, net of income taxes	1,095	-	-	-	1,095
(Loss) income from continuing operations	(215,895)	8,834	-	91,120	(115,941)
Discontinued operations:
Gain from discontinued operations, net (1)	-	(8,834)	-	-	(8,834)
Gain of disposal of discontinued operations, net (1)	-	-	-	-	-
Net gain from discontinued operations	-	(8,834)	-	-	(8,834)
Net (loss) income	(215,895)	-	-	91,120	(124,775)
Deemed dividend on redemption of preferred stock	(399,997)	-	-	-	(399,997)
Net loss attributable to common shareholders	$(615,892)	$-	$-	$91,120	$(524,772)

Basic and diluted loss per share:
Loss per share, continuing operations, net of deemed dividend on redemption of preferred stock	$(0.16)				$(0.13)
Earnings (loss) per share, discontinued operations	0.00				0.00
Loss per share attributable to common shareholders	$(0.16)				$(0.13)

Shares used in computing loss per share:
Basic	3,978,199				3,978,199
Diluted	3,978,199				3,978,199

(1)	Topsfield, ADCO, and ADCO South have been reclassified as discontinued operations in the Company’s financial statements. See Note 11, Discontinued operations, for further information.
(2)
The LIFO charge has been reclassified from selling, general, and administrative expenses to cost of sales in order to conform to the presentation in the fiscal year 2009 consolidated statement of operations.

(3)
The impact of the restatement adjustment on the Company’s previously reported consolidated net loss of $215,895 for the three months ended March 31, 2008, was a decrease in selling, general, and administrative expenses of $142,086, an increase in the provision for income taxes of $50,966, and an increase in net income of $91,120.  Net loss per share attributable to common shareholders as previously stated was $0.16 per share and as restated is $0.13 per share.

	Consolidated Statement of Operations
	Nine months ended March 31, 2008
	As Previously	Discontinued		Restatement
	Reported	Operations (1)	Reclasses (2)	Adjustments (3)	Restated
Net revenues:
Sales	$53,626,029	$(5,230,799)	$-	$-	$48,395,230
Dispensing fees	2,323,140	-	-	-	2,323,140
Total net revenues	55,949,169	(5,230,799)	-	-	50,718,370
Cost and expenses:
Cost of sales	41,892,178	(3,731,234)	(172,192)		37,988,752
Selling, general, and administrative expenses	14,269,639	(1,529,963)	172,192	(458,516)	12,453,352
Depreciation and amortization	447,241	(34,427)	-	-	412,814
Total costs and expenses	56,609,058	(5,295,624)	-	(458,516)	50,854,918
(Loss) income from operations	(659,889)	64,825	-	458,516	(136,548)
Other income (expense), net:
Interest expense	(52,589)	451	-	-	(52,138)
Interest income	11,348	(2,773)	-	-	8,575
Other income	19,457	-	-	-	19,457
Total other income (expense), net	(21,784)	(2,322)	-	-	(24,106)
(Loss) income from continuing operations before provision for income taxes and minority interest	(681,673)	62,503	-	458,516	(160,654)
(Benefit) provision for income taxes	(187,377)	14,025	-	164,468	(8,884)
Minority interest expense, net of income taxes	(37,039)	-	-	-	(37,039)
(Loss) income from continuing operations	(531,335)	48,478	-	294,048	(188,809)
Discontinued operations:
Gain (loss) from discontinued operations, net	-	(48,477)	-	-	(48,477)
Gain of disposal of discontinued operations, net	182,628	-	-	-	182,628
Net gain from discontinued operations	182,628	(48,477)	-	-	134,151
Net (loss) income	(348,707)	1	-	294,048	(54,658)
Deemed dividend on redemption of preferred stock	(399,997)	-	-	-	(399,997)
Net loss attributable to common shareholders	$(748,704)	$1	$-	$294,048	$(454,655)

Basic and diluted loss per share:
Loss per share, continuing operations, net of deemed dividend on redemption of preferred stock	$(0.24)				$(0.15)
Earnings (loss) per share, discontinued operations	0.05				0.04
Loss per share attributable to common shareholders	$(0.19)				$(0.11)

Shares used in computing loss per share:
Basic	3,978,199				3,978,199
Diluted	3,978,199				3,978,199

(1)	Topsfield, ADCO, and ADCO South have been reclassified as discontinued operations in the Company’s financial statements. See Note 11, Discontinued operations, for further information.
(2)
The LIFO charge has been reclassified from selling, general, and administrative expenses to cost of sales in order to conform to the presentation in the fiscal year 2009 consolidated statement of operations.

(3)
The impact of the restatement adjustment on the Company’s previously reported consolidated net loss of $748,704 for the nine months ended March 31, 2008, was a decrease in selling, general, and administrative expenses of $458,516, an increase in the provision for income taxes of $164,468, and an increase in net income of $294,048.  Net loss per share attributable to common shareholders as previously stated was $0.19 per share and as restated is net loss per share $0.11 per share.

	Consolidated Statement of Cash Flows
	Nine months ended March 31, 2008
	As Previously	Discontinued	Restatement
	Reported	Operations (1)	Adjustments (2)	Restated
Operating activities:
Net (loss) income	$(531,335)	$182,628	$294,048	$(54,659)
Gain from discontinued operations	-	(134,151)	-	(134,151)
(Loss) income from continuing operations	(531,335)	48,477	294,048	(188,810)
Adjustments to reconcile (loss) income from continuing operations to cash (used in) provided by operating activities:
Depreciation	344,373	(34,094)	-	310,279
Amortization	102,868	(333)	-	102,535
Stock-based compensation expense	57,183	-	-	57,183
Deferred income taxes	(120,000)	(42,900)	-	(162,900)
Minority interest	37,039	-	-	37,039
Changes in operating assets and liabilities, net of effects of acqusitions and disposals:
Accounts receivable	376,148	(232,019)	-	144,129
Inventories	(177,224)	(508,214)	-	(685,438)
Prepaid expenses and other current assets	89,107	192,013	-	281,120
Refundable income taxes	(55,000)	139,000	-	84,000
Accounts payable	1,899,265	(38,575)	-	1,860,690
Accrued payroll and related taxes	(271,747)	9,743	-	(262,004)
Accrued expenses and other current liabililties	288,731	17,558	-	306,289
Income taxes payable	2,088	(139,000)	164,468	27,556
Cash (used in) provided by operating activities, continuing operations	2,041,496	(588,344)	458,516	1,911,668
Cash provided by operating activities, discontinued operations	-	512,135	-	512,135
Cash (used in) provided by operating activities	2,041,496	(76,209)	458,516	2,423,803
Investing activities:
Acquisition of 20% of subsidiary	(1,750,000)	-	(458,516)	(2,208,516)
Acquisition of pharmacy, net of cash	(552,115)	-	-	(552,115)
Purchase of property and equipment	(361,170)	595	-	(360,575)
Other	-	(6,103)	-	(6,103)
Cash used in investing activities, continuing operations	(2,663,285)	(5,508)	(458,516)	(3,127,309)
Cash provided by (used in) investing activities, discontinued operations	-	(595)	-	(595)
Cash provided by (used in) investing activities	(2,663,285)	(6,103)	(458,516)	(3,127,904)
Financing activities:
Proceeds from line of credit	175,000	(175,000)	-	-
Payments on long-term debt	(151,060)	-	-	(151,060)
Cash used in financing activities, continuing operations	23,940	(175,000)	-	(151,060)
Cash provided by financing activities, discontinued operations	(116,000)	291,000	-	175,000
Cash used in financing activities	(92,060)	116,000	-	23,940
Net decrease in cash	(713,849)	33,688	-	(680,161)
Cash at beginning of period	1,172,081	(36,404)	-	1,135,677
Cash at end of period	$458,232	$(2,716)	$-	$455,516

(1)	Topsfield, ADCO, and ADCO South have been reclassified as discontinued operations in the Company’s financial statements. See Note 11, Discontinued operations, for further information.
(2)
The impact of the restatement adjustment on the Company’s previously reported consolidated cash flows for the nine months ended March 31, 2008, was cash provided by operating activities from continuing operations increased $458,516 due to an increase in net income from continuing operations of $294,048 and a increase in accrued expenses and other current liabilities of $164,468.  Cash used in investing activities from continuing operations increased $458,516.

The impact of the restatement adjustments on the consolidated balance sheet as of September 30, 2008, December 31, 2008, and March 31, 2009, were as follows:  goodwill increased $458,516, income taxes payable increased $164,468, and accumulated deficit decreased by $294,048.  In addition, refundable income taxes as of September 30, 2008, and December 31, 2008, of $62,824 were reclassified to accrued federal income taxes due to the additional taxes due as a result of the restatement error.   The restatement adjustments did not have an impact on the consolidated statement of operations or the consolidated statement of cash flows for fiscal year 2009.  The following table reflects the restated consolidated balance sheet for the periods impacted in fiscal 2009:

	Consolidated Balance Sheets
	September 30,	December 31,	March 31,
	2008	2008	2009
	(restated)	(restated)	(restated)
Assets
Current assets:
Cash	$407,707	$474,874	$42,317
Accounts receivable, net	5,082,956	5,592,505	5,268,027
Inventories, net	7,757,827	7,305,770	7,416,931
Prepaid expenses and other current assets	218,235	127,507	171,122
Current portion of deferred tax assets	199,000	199,000	195,000
Assets to be disposed of, discontinued operations	263,607	380,363	221,001
Total current assets	13,929,332	14,080,019	13,314,398
Property and equipment, net	1,379,457	1,351,436	1,374,398
Goodwill	2,611,616	2,611,616	2,611,616
Other intangible assets, net	702,229	669,872	647,915
Long-term portion of deferred tax assets	379,000	379,000	406,000
Long-term portion of deferred tax assets, discontinued operations	70,000	70,000	-
Total assets	$19,071,634	$19,161,943	$18,354,327
Liabilities and shareholders' equity
Current liabilities:
Current portion of long-term debt and lease financing obligations	$149,771	$115,583	$81,396
Current portion of long-term debt, related parties	230,000	230,000	80,004
Accounts payable	6,514,130	6,363,309	6,144,766
Accrued payroll and related taxes	668,867	627,261	674,928
Accrued expenses and other current liabilities	352,968	240,243	142,007
Income taxes payable	139,824	292,498	164,468
Liabilities to be disposed of, discontinued operations	312,852	381,530	309,414
Total current liabilities	8,368,412	8,250,424	7,596,983
Long-term debt and lease financing obligations, net of current portion	239,167	221,667	204,167
Long-term debt, net of current portion, related parties	1,623,333	1,603,333	1,733,329
Total liabilities	10,230,912	10,075,424	9,534,479
Shareholders' equity:
Preferred stock	400,000	400,000	400,000
Common stock	398	398	398
Additional paid-in capital	17,792,362	17,813,450	17,821,572
Accumulated deficit	(9,352,038)	(9,127,329)	(9,402,122)
Total shareholders' equity	8,840,722	9,086,519	8,819,848
Total liabilities and shareholders' equity	$19,071,634	$19,161,943	$18,354,327

4.  Change in control and purchase of 20% of subsidiary

In February 2008, the Company completed its acquisition of the remaining 20% of the outstanding common stock of its pharmacies’ subsidiary, DAW through a series of transactions (the “Acquisition”).  In consideration for the Acquisition, the Company paid and issued the following: (i) a cash payment of $1,750,000, (ii) 2,000 shares of a newly created Series 2 Class B Convertible Preferred Stock that would initially be convertible into 218,000 shares of the Company’s common stock.  The conversion rate of the shares would be adjusted, if at the time of the conversion, the Company has issued additional shares of common stock below $1.84 per share.  The shares have the same aggregate 4,000,000 voting rights as the Company’s then existing Class A Preferred Stock (the “Class A Stock”) and Class B Preferred Stock (the “Class B Stock”), (iii) promissory notes in the aggregate principal amount of $350,000, and (iv) convertible promissory notes in the aggregate principal amount of $1,500,000 which would be convertible into common stock of the Company at an initial conversion price of $1.84 per share, subject to adjustment (collectively (i) through (iv), the “Consideration”).  The Company also incurred transactions costs of $458,516.

The following table summarizes the final purchase accounting based on the fair value of the assets acquired and the carrying value of the minority interest at the date of the acquisition:

Allocation of
Purchase Price
Purchase price allocation:
Goodwill	$2,593,616
Minority interest	1,864,900
Total purchase price	$4,458,516

The Company entered into a registration rights agreement with the Minority Shareholders (i.e., Messrs. Mark Dumouchel, David Dumouchel, Wayne Gunter, Donato Mazzola, and Ms. Lucille Curry).  The Company entered into an amendment with Karen Wright to amend Ms. Wright’s employment agreement to reflect her resignation as President and Vice President of Operations of the Company.  Ms. Wright was reappointed as Vice President of Finance, Treasurer and Secretary.  Messrs. Mark and David Dumouchel were elected to the Company’s Board of Directors; Mr. Mark Dumouchel was appointed President and Chief Executive Officer; and three-year employment agreements were entered into with DAW and each of Messrs. Mark Dumouchel, David Dumouchel, Wayne Gunter, Donato Mazzola, and Michael Curry.  Certain of the Minority Shareholders purchased from Nyle International Corp. (“Nyle”) 597,826 shares of the Company’s common stock (the “Nyle Purchase”) for $1.84 per share.  Prior to the Acquisition, Mr. Nyer, through his ownership of the Class A Stock and the Class B Stock, which carried 4,000,000 votes in the aggregate, controlled a majority of the Company’s voting securities.

In February 2008, the Company purchased from Samuel Nyer (Mr. Nyer), 2,000 shares of the Company’s Class A Stock and 1,000 shares of the Company’s Class B Stock held by Mr. Nyer (which represented all of the then issued and outstanding shares of such preferred stock) in exchange for a promissory note in the amount of $400,000 (the “Samuel Nyer Purchase”).

As a result of the Acquisition including the issuance of the newly issued Series 2 Preferred Stock to the minority shareholders of DAW (the “Minority Shareholders”), the Nyle Purchase, the Samuel Nyer Purchase and the appointment of Mark and David Dumouchel to fill director and officer vacancies, there has been a change of control of the Company with the former Minority Shareholders owning approximately 57.6% of the voting power of the Company’s outstanding common stock.

5.  Inventories

Inventories consisted of the following at June 30:

	June 30
	2009	2008
Pharmacies	$8,371,689	$8,260,293
LIFO reserves	(1,405,582)	(1,283,590)
Inventory, net	$6,966,107	$6,976,703

The pharmacies use the LIFO method of accounting for their inventories.  At June 30, 2009 and 2008, inventories were $1,405,582 and $1,283,590, respectively, lower than the amounts that would have been reported using the first-in, first-out (“FIFO”) method.  The LIFO charge was $121,992 and $177,689 for the year ended June 30, 2009 and 2008, respectively.

In July 2006, DAW executed an agreement with its major supplier to purchase pharmaceuticals and amended such agreement in February 2008.  This amended agreement extended the termination date from January 2009 to January 31, 2012, and allowed for a two-week rolling extension of payment terms.  Payment for merchandise delivered is secured by a first priority interest in all of DAW’S assets of approximately $17 million.  DAW has committed to maintain a $200,000 store monthly purchase average from this supplier.  If the relationship with this supplier was disrupted, management believes it has other competitive suppliers who could fulfill their inventory needs at no additional expense.

6.  Prepaid expenses and other current assets

Prepaid expenses and other current assets consisted of the following:

	June 30
	2009	2008
Vendor rebates receivable	$906,372	$392,456
Prepaid other	72,854	272,393
Total prepaid expenses and other current assets	$979,226	$664,849

7.  Property, plant, and equipment

The following is a summary of property, plant, and equipment, including capital lease assets:

	June 30
	2009	2008
Fixtures and equipment	$2,135,639	$1,682,475
Transportation equipment	343,117	273,991
Leasehold improvements	1,788,058	1,754,921
	4,266,814	3,711,387
Accumulated depreciation	(2,872,970)	(2,370,332)
	$1,393,844	$1,341,055

Depreciation expense, which included amortization of assets recorded under capital leases, was $539,978 and $420,888 for fiscal year 2009 and 2008, respectively.

8.  Goodwill and other intangible assets

The following is a summary of the changes in the carrying amount of goodwill:

	June 30
	2009	2008
		(restated)
Balance, beginning of year	$2,611,616	$18,000
Goodwill recorded on acquisition	-	2,593,616
Goodwill written off on disposition of discontinued operations	(18,000)	-
	$2,593,616	$2,611,616

The following is a summary of other intangible assets, which consist of prescription lists:

June 30, 2009			June 30, 2008
Gross			Gross
Carrying	Accumulated	Carrying	Carrying	Accumulated	Carrying
Value	Amortization	Value	Value	Amortization	Value
$1,011,555	$(385,596)	$625,959	$1,371,555	$(646,437)	$725,118

Amortization expense of other intangible assets was $88,492 and $124,490 for fiscal year 2009 and 2008, respectively.

Based on the balance of other intangible assets at June 30, 2009, the annual amortization expense for each of the succeeding five years is estimated to be as follows:

Amortization
Year	Amount
2010	87,822
2011	87,822
2012	85,716
2013	81,156
2014	81,156
Thereafter	202,287
Total	$625,959

9.   Notes payable and other related party transactions

Notes payable

The following is a summary on notes payable:

	June 30
	2009	2008
Related parties:
Convertible notes	$1,500,000	$1,500,000
Note payable, shareholder	293,333	373,333
	1,793,333	1,873,333
Less current portion of debt due related parties	80,004	80,004
Long-term portion of debt due related parties	$1,713,329	$1,793,329

Other debt:
Note payable, former shareholder	$256,668	$326,667
Obligations under capital leases	165,266	-
Note payable, pharmacy acquisition	-	113,958
	421,934	440,625
Less current portion of debt	106,058	183,958
Long-term portion of debt	$315,876	$256,667

At June 30, 2009, the following were the maturities of debt:

Year	Maturities
2010	$186,062
2011	1,686,048
2012	186,048
2013	136,048
2014	21,061
$2,215,267

In February 2008, Convertible Notes were issued to the former Minority Shareholders, in the aggregate amount of $1,500,000.  The Convertible Notes bear interest at the rate of 8% per annum, and are due on February 4, 2011.  After February 4, 2009 (the first anniversary of the transaction), any of the former Minority Shareholders can convert all or any portion of their allocable payment of such notes into shares of the Company’s common stock at an initial conversion price of $1.84 per share.  They can also redeem for cash.  The former minority shareholders have indicated that they do not intend to redeem the Convertible Notes until after July 1, 2010.

In February 2008, an unsecured a promissory note, maturing in February 2013, was issued to Mr. Nyer in the amount of $400,000 for the purchase of the Company’s 2,000 shares of Class A Stock and 1,000 shares of Class B Stock.  The note is payable in equal monthly installments of $6,667 plus interest on the unpaid balance at 7%.

In February 2008, an unsecured promissory note, maturing in February 2013, was issued to the former Minority Shareholders in the amount of $350,000.  The note is payable in equal monthly installments of $5,833 plus 7% interest on the unpaid balance.  The note was assigned to Nyle on February 4, 2008, by the Minority Shareholders as consideration for their purchase of common stock of the Company owned by Nyle.

The Company also had a note payable for an acquisition of a pharmacy, collateralized by pharmacy inventory, payable in equal monthly installments of $4,000 plus interest on the unpaid balance at 5%.  The note matured and was paid in full in April 2008.

In addition, the Company had a note payable for an acquisition of a pharmacy, payable in equal monthly installments of $11,396 plus interest on the unpaid balance at 6%.  The note matured and was paid in full in March 2009.

The Company’s discontinued operations, ADCO Surgical Supply, Inc., (“ADCO”) had a line of credit (“line”), which was secured by land and a building owned by ADCO (not sold with the rest of ADCO’s assets) and guaranteed by the Company.  Repayment of the line was in monthly payments of interest only, with the principal being due at maturity, unless renewed.   Prior to the maturity date, ADCO would have had to repay the amounts outstanding under the line upon the demand of the Bank.   The interest rate was two percentage points over the Wall Street Journal Prime Rate.  As of June 30, 2009, borrowings outstanding against the line were $300,000 and were included in the liabilities to be disposed of from discontinued operations on the Company’s balance sheet.  The building that was used as collateral for the line of credit was sold on September 21, 2009.  A portion of the proceeds from the sale were used to pay off the line, and the line was terminated as of September 21, 2009.

Other related party transactions

The Company leases a drug store facility owned by the mother of the Company’s president, chief executive officer, and director and another director.  The Company paid $81,500 for fiscal year 2009 and 2008.  The lease expires July 31, 2011.

10. Accrued expenses and other current liabilities

Accrued expenses and other current liabilities consisted of the following:

	June 30
	2009	2008
		(restated)
Accrued salaries and wages	$732,989	$608,208
Accrued income taxes	198,139	164,423
Accrued other	197,248	442,802
Total accrued expenses and other current liabilities	$1,128,376	$1,215,433

11.  Discontinued operations

In December 2008, the Company sold the inventory and prescription lists of its Topsfield pharmacy to CVS Pharmacy L.L.C. (“CVS”).  In conjunction with this sale, the Company also entered into a non-compete agreement with CVS, whereby it has agreed not to compete for three years within a 10-mile radius of the CVS store located in Danvers, Massachusetts, excluding two currently operating Eaton Apothecary pharmacies.  A gain of $507,000 was recognized on the sale of Topsfield.

In September 2008, the Company sold certain assets and liabilities of ADCO, a medical and surgical equipment and supplies company engaged in both the wholesale and retail selling of medical equipment and surgical supplies throughout New England and the internet.  A loss on disposal of $193,260 was recognized on the sale of ADCO’s certain assets and liabilities.  The Company retained ADCO’s building and land and its line of credit of $300,000, which has been fully utilized.  The buyer of ADCO’s assets had an option to purchase the building and land that was not exercised and expired on January 31, 2009.   In connection with this sale, the Company received a $50,000 note receivable that was payable January 31, 2009.  The Company and the buyer are currently in dispute over certain assets and liabilities that were included in the ADCO sale, and the note receivable has not been paid.  The Company is unable to determine the final outcome of this dispute, but it may result in an additional charge to the disposal of discontinued operations.

During the fiscal year ended June 30, 2008, the Company operated ADCO South, a medical and surgical equipment and supplies company engaged in the wholesale selling of medical equipment and surgical supplies throughout Florida.  In June 2008, the Company sold ADCO South and recognized a loss on the sale of $3,848.

In December 2007, the Company reevaluated the outstanding liabilities related to its fire and police segment (discontinued in 2004) and concluded there were no remaining liabilities.  The liabilities were reversed and a $298,628 gain has been reflected in loss of discontinued operations.

The following is a summary of the assets and liabilities for discontinued operations:

	June 30
	2009	2008
Cash	$2,275	$33,293
Accounts receivable, net	-	323,681
Inventories	-	707,820
Prepaid expenses and other current assets	-	12,828
Property and equipment, net	112,001	120,942
Current portion of deferred tax assets	105,200	73,000
Goodwill	-	86,463
Long-term portion of deferred tax assets	-	70,000
Total assets	$219,476	$1,428,027

Line of credit	$300,000	$300,000
Accounts payable	-	566,833
Accrued payroll and related taxes	-	28,187
Accrued expenses and other liabilities	10,771	27,031
Total current liabilities	$310,771	$922,051

A summary of revenues and pre-tax operating results from the discontinued operations for fiscal year 2009 and 2008 is as follows:

	Year ended June 30
	2009	2008
Sales	$1,664,872	$6,636,572
Pre-tax (loss) income from discontinued operations	(11,741)	242,865

12.  Employee benefit plan

The Company has a deferred salary arrangement under Section 401(k) (“Employee Plan”) of the Internal Revenue Code.  Participants may elect to contribute up to 20% of their eligible compensation, as defined.  Also, the Company will make certain matching contributions.  The Company’s matching contributions to the Employee Plan were $287,744 and $242,520 for fiscal years 2009 and 2008, respectively.

13.  Income taxes

The provision for income taxes from continuing operations consists of the following:

	Year ended June 30
	2009	2008
Current tax expense (benefit):		(restated)
Federal	$(69,781)	$182,021
State	(24,555)	52,311
	(94,336)	234,332
Deferred tax expense (benefit):
Federal	(76,615)	(210,700)
State	(11,146)	(11,500)
	(87,761)	(222,200)
Total income tax expense (benefit)	$(182,097)	$12,132

A reconciliation of the statutory federal income tax rate and the effective income tax rate for continuing operations is as follows:

	2009	2008
		(restated)
Federal statutory rate	34.0%	34.0%
State income taxes, net of federal benefit	(6.1)%	17.8%
Permanent differences	(4.8)%	0.0%
Other	18.5%	(45.5)%
	41.6%	6.3%

The tax effect of temporary differences that gave rise to significant components of deferred tax assets consists of the following:

	2009	2008
Continuing operations:		(restated)
Deferred tax assets:
Depreciation	$214,500	$241,000
Intangible assets	133,900	145,000
Inventory	127,700	109,000
Accounts receivable	7,300	10,000
Stock-based compensation	76,000	58,000
Net operating losses	108,300	-
Other	46,800	75,000
Total deferred tax assets, continuing operations	714,500	638,000
Discontinued operations:
Deferred tax assets:
Depreciation	$105,200	$101,000
Intangible assets	-	55,000
Inventory	-	56,000
Accounts receivable	-	13,000
Net operating losses	37,800	37,000
Other	-	3,000
Total gross deferred taxes	143,000	265,000
Valuation allowance	(37,800)	(122,000)
Total deferred tax assets, discontinued operations	105,200	143,000
Total deferred taxes	$819,700	$781,000

Property, plant and equipment and intangibles are generally depreciated or amortized for longer periods for tax purposes than for financial reporting purposes, thereby creating deferred tax assets.  It is more likely than not that our deferred asset tax balances will be recovered from reversal of the timing differences and utilization of net operating loss carrybacks.    In fiscal year 2009, the Company utilized the tax benefits from intangible assets previously written-off for book purposes, and the valuation allowance was reduced by $84,200.  The valuation allowance includes certain state tax net operating losses that may not be realizable.

We file a consolidated U.S. federal income tax return as well as income tax returns in various states.  The following years are open for examination by either the federal or state tax authorities:  fiscal years ended June 30, 2009, 2008, 2007, and 2006.

14.  Shareholders’ equity

Class A preferred stock

Total authorized shares are 5,000, par value $.001; no shares are outstanding.  Each share has voting rights equal to 1,000 shares of common stock.

Class B preferred stock

Total authorized shares are 2,500,000, par value $.001; 2,500 shares have been designated as Series 1 Class B Preferred Stock of which none are outstanding.  Each share has voting rights equal to 2,000 shares of common stock.

Series 2 Class B Preferred Stock

In February 2008, 2,000 shares of Series 2 Stock, a newly-created series of convertible preferred stock of the Company were issued to the former Minority Shareholders.  Each share has voting rights equal to 2,000 shares of common stock for an aggregate of 4,000,000 votes.  The shares are initially convertible into 218,000 shares of the Company’s common stock, based upon an initial conversion price of $1.84, which is subject to adjustment (“the “Conversion Price”).

At any time, the holders of the Series 2 Stock may convert their shares into common stock upon the Company’s (i) consolidation with or merger into any other person or (ii) transfer of all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company subject to certain conditions described below, which may be waived by the holders of at least a majority of the Series 2 Stock then outstanding.

On February 4, 2011, or such later date as the following conditions are met in their entirety, all of the shares of Series 2 Stock will be converted into common stock:  (i) no event of default has occurred and is continuing beyond any applicable cure periods under the promissory notes issued by the Company to any of the former Minority Shareholders and (ii) the resale of common stock issuable upon conversion of the Series 2 Stock is covered by an effective registration statement.

Subject to certain exceptions, if the Company issues or sells any shares of common stock by means of options, convertible securities, or otherwise for a price per share (the “New Issuance Price”) less than the Conversion Price then in effect, then immediately after such dilutive issuance, the Conversion Price then in effect will be reduced to the New Issuance Price.  The adjustment to the Conversion Price made in regard to an option or convertible security will be made at the time such option or convertible security is issued (and not when such option or convertible security is exercised or converted).  The Conversion Price is also subject to additional anti-dilution adjustments in the event of stock splits, dividends, recapitalization, and other events.  In the event of certain mergers, asset sales or reorganization, the holders of the Series 2 Stock will be entitled to receive the securities and property they would have received for the shares of common stock that should have been issued to such holders had they fully converted their shares of Series 2 Stock prior to such event.

15.  Warrants and stock options plans

The Company has two stock option plans under which employees, consultants, and directors have been granted options to purchase shares of the Company’s common stock.  The 1993 Stock Option Plan (the “1993 Plan”) was amended in fiscal year 2003 to, among other things, (a) cease grants under such plan upon the effectiveness of the 2002 Stock Option Plan of the Company (the “2002 Plan”) and (b) increase the maximum aggregate number of shares available for award under such plan to 1,000,000.  The maximum aggregate number of shares of common stock available for award under the 2002 Plan is 3,000,000, and is subject to adjustment as set forth therein. Under the 2002 Plan, automatic options vest semi-annually to all directors and certain officers and expire 10 years from the date of grant.  Except with respect to certain incentive stock options (“ISOs”), options under the 1993 Plan expire 10 years from the date of grant.  Under the 1993 Plan, except for ISOs and non-qualified options, which are not non-discretionary options (as such term is used in the 1993 Plan), the exercise price for options is the fair market value of the common stock of the Company at the date of grant, as such fair market value is determined under the 1993 Plan.  Under the 2002 Plan, except for certain ISOs and certain non-qualified options, the exercise price is not to be less than the Market Price (as defined in the 2002 Plan) of the common stock of the Company on the date of the grant.

The Company granted 24,000 and 104,000 stock options in fiscal year 2009 and 2008, respectively.   The Company determines the fair value of stock options issued on the date of grant using a Black-Scholes valuation model.  The following assumptions were used for options granted in fiscal years 2009 and 2008:

	2009	2008
Expected stock price volatility	89%	91%
Expected dividend yield	0%	0%
Risk-free interest rate	1.9%	3.6%
Expected option life	5 years	5 years
Weighted-average fair value of options granted	$0.61	$0.95

Expected volatility is based on historical volatilities of the Company’s common stock; the expected option life represents the weighted-average period of time that options granted are expected to be outstanding giving consideration to vesting schedules and our historical exercise patterns; and the risk-free interest rate is based on the U.S. Treasury yield curve in effect at the time of grant for periods corresponding with the expected life of the option.

The Company recorded stock-based compensation expense of $54,435 and $74,288 for fiscal year 2009 and 2008, respectively.  Unrecognized compensation cost to be recognized in the future for stock option grants is $25,484 at June 30, 2009.  These costs are expected to be recognized over a weighted average period of 1.8 years.  There were no options exercised in either 2009 or 2008, and there was no income tax benefit from stock options exercised for fiscal years 2009 and 2008.

The following is a summary of stock option activity:

				Weighted Average
		Weighted Average	Aggregage	Remaining
		Exercise Price	Intrinsic	Contractual
	Shares	Per Share	Value (a)	Life (in years)
Outstanding at June 30, 2008	1,488,000	$3.54	$-
Granted	24,000	$0.88	-
Exercised	-	$-	-
Canceled	(77,000)	$1.87	-
Outstanding at June 30, 2009	1,435,000	$3.57	-	1.9

Exercisable at June 30, 2009	1,379,000	$3.67	-	1.6

(a)           The aggregate intrinsic value represents the difference between the exercise price and $0.77, the closing price of the Company’s stock on June 30, 2009.   None of the options outstanding at June 30, 2009, were in the money.

In April 2005, the Company granted to investors warrants to purchase 53,320 common shares over a five-year period at an exercise price of $2.60 per share.   The exercise price of the warrants is subject to adjustment for standard anti-dilution relating to stock splits, combinations and the like, and for subsequent equity sales at a price less than the exercise price of the warrants.   None of these have been exercised as of June 30, 2009.  The warrants will expire April 15, 2010.   In addition, The Company had 150,000 stock options that were granted in 1999 to a third party in connection with consulting services that were not exercised and expired in January 2009.

16.  Earnings per share

Net loss per share is based on the following:

	Year ended June 30
	2009	2008
		(restated)
Numerator for basic and diluted earnings per common share calculation:
(Loss) income from continuing operations	$(256,076)	$144,915
Deemed dividend on redemption of preferred stock applicable to common shareholders	-	(399,997)
Loss from continuing operations, net of deemed dividend on redemption of preferred stock	(256,076)	(255,082)
Income from discontinued operations, net of income tax	162,217	145,610
Net loss	$(93,859)	$(109,472)

Denominator for basic and diluted earnings per common share calculation:
Weighted average common shares outstanding	3,978,199	3,978,199

Basic and diluted loss per share:
Loss per share, continuing operations, net of deemed dividend on redemption of preferred stock	$(0.06)	$(0.06)
Earnings per share, discontinued operations	0.04	0.03
Loss per share attributable to common shareholders	$(0.02)	$(0.03)

In February 2008, the Company redeemed the Series A Stock and Series B Stock for a promissory note of $400,000.  The excess over the carry value of $3 was recorded as a deemed dividend and increased the net loss to arrive at the net loss applicable to common stockholders.

Due to their anti-dilutive effect, the following potential common shares have been excluded from the computation of diluted loss per share at June 30:

	June 30
	2009	2008
Stock options	1,435,000	1,638,000
Warrants	53,320	53,320
Convertible notes	815,217	815,217
Convertible preferred stock	218,000	218,000
	2,521,537	2,724,537

17.  Significant concentrations

The Company’s pharmacy sales were primarily to customers with a prescription benefit as part of a health insurance plan.  Health insurance plans typically contract with a Pharmacy Benefit Management Company (“PBM”) that in turn negotiates reimbursement rates with networks of pharmacies for customer’s eligible prescription purchases.  Any significant loss of PBM business would have a material adverse effect on the Company’s business and results of operations.  During fiscal years 2009 and 2008, the top five PBMs accounted for approximately 49% and 51%, respectively, of the Company’s total sales.  Two PBMs accounted for more than 10% of our overall revenues for the year.  One represented 17% of total sales in both fiscal years 2009 and 2008 and the other represented 13% and 11% of total sales in fiscal year 2009 and 2008, respectively.

During fiscal year 2009, the pharmacies purchased inventory from a single supplier, amounting to $50.4 million or 91% of total inventory purchased, under a new contract expiring January 31, 2012 (See Note 5).  During fiscal year 2008, the pharmacies purchased $49.4 million of inventory, or 92% of total inventory, from a single supplier.  With limited exceptions, the pharmacies have contracted to purchase substantially all of their pharmaceutical products from this supplier.  If the relationship with this supplier was disrupted, management believes it has at least three competitive suppliers who could fulfill their inventory needs at no additional expense.

18.  Supplemental cash flow information

	Year ended June 30
	2009	2008
		(restated)
Supplemental disclosure of cash flow information:
Cash paid for interest	$185,605	$91,972
Cash (received) paid for (tax refunds) income taxes	$(20,120)	$130,892

Supplemental schedule of non-cash investing and financing activities:
Acquisition of pharmacy is summarized as follows:
Inventory	$-	$(252,115)
Property and equipment	-	(19,945)
Prescription lists	-	(280,055)
Cash paid for acquisition	$-	$(552,115)

Reversal of discontinued operations accounts payable, accrued expenses, and other liabilities	$-	$298,628

The purchase of 20% of subsidiary, D.A.W. in February 2008 is summarized as follows:
Purchase price allocation:
Goodwill	$-	$2,593,616
Minority interest	-	1,864,900
Total purchase price	$-	$4,458,516

Consideration for the acquisition:
Preferred stock, Series 2 Class B	$-	$400,000
Convertible notes	-	1,500,000
Note payable	-	350,000
Cash, including transaction costs of $458,516	-	2,208,516
Total consideration	$-	$4,458,516

19.  Commitments and contingencies

Lease commitments

The Company rents office and store space with varying lease expiration dates through November 2017 that are accounted for as operating leases.  Fourteen of the locations have renewable lease options, certain of which involve rent increases.   In addition, we lease capital equipment under both operating and capital leases.  Assets held under capital leases amounted to $180,292, with accumulated amortization of $7,512, at June 30, 2009.  There were no assets held under capital leases at June 30, 2008.   Lease expense was $1,856,957 and $1,661,588 for fiscal year 2009 and 2008, respectively.

At June 30, 2009, the minimum rental commitments for all non-cancelable leases with initial or remaining lease terms of more than one year were as follows:

	Capital	Operating
Year	Lease	Lease
2010	$42,840	$1,563,057
2011	42,840	1,522,188
2012	42,840	1,123,288
2013	42,840	564,180
2014	24,990	204,384
Thereafter	-	569,850
Total minimum lease payments	196,350	$5,546,947
Amount representing interest	(31,084)
Present value of minimum lease payments	$165,266

Legal proceedings

The Company and the buyer of ADCO are currently in dispute over certain assets and liabilities that were included in the ADCO sale.  The Company is unable to determine the final outcome of this dispute, but it may result in an additional charge to the disposal of discontinued operations.

In the ordinary course of business, the Company may become involved in litigation incidental to its business; however, management is not aware of any pending legal proceeding that would have a material effect on operating results.

20.  Subsequent Events

Management has evaluated subsequent events through September 28, 2009, which is the date the financial statements were issued. On September 21, 2009, ADCO sold its building in Bangor, Maine, to Dovesco, LLC, for $830,000 and a gain of $668,199 was recognized on the sale.   A portion of the proceeds were used to pay off the line of credit that had been secured by the building, and the line was terminated effective September 21, 2009.

21.          Selected quarterly data, (unaudited)

Selected unaudited quarterly consolidated financial information is presented in the tables below.  The quarters ended December 31, 2007, and March 31, 2008, have been restated for the adjustments described in Note 3 of Notes to Consolidated Financial Statements and also to reflect the discontinued operations and the reclassifications made to conform to the fiscal year 2008 consolidated financial statements to the presentation in the fiscal year 2009 consolidated financial statements.

2009	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Total net revenues	$17,624,508	$18,986,769	$18,599,485	$19,512,082
Gross profit	4,650,468	4,996,065	5,114,304	5,401,075
Income (loss) from continuing operations	41,168	(52,540)	(208,679)	(36,025)
Income (loss) from discontinued operations	(51,606)	277,249	(66,113)	2,687
Net (loss) income	(10,438)	224,709	(274,792)	(33,338)

Basic and diluted earnings (loss) per share:
Continuing operations	$0.01	$(0.01)	$(0.05)	$(0.01)
Discontinued operations	(0.02)	0.07	(0.02)	0.00
Net earnings (loss) per share	$(0.01)	$0.06	$(0.07)	$(0.01)

2008	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
		(restated)	(restated)
Total net revenues	$16,277,052	$17,146,210	$17,295,108	$17,876,644
Gross profit	3,967,216	4,401,651	4,360,751	4,845,802
Income (loss) from continuing operations	(40,670)	(32,200)	(115,941)	333,726
Income (loss) from discontinued operations	5,881	137,105	(8,834)	11,458
Deemed dividend on redemption of preferred stock	-	-	(399,997)	-
Net income (loss) attributable to common
shareholders	(34,789)	104,905	(524,772)	345,184

Basic and diluted earnings (loss) per share:
Continuing operations	$(0.01)	$(0.01)	$(0.13)	$0.08
Discontinued operations	0.00	0.04	(0.00)	0.01
Net earnings (loss) per share attributable to
common shareholders	$(0.01)	$0.03	$(0.13)	$0.09

NYER MEDICAL GROUP, INC.

SCHEDULE II – VALUATION AND QUALIFYING ACCOUNTS AND RESERVES

		Additions		Deductions
		Charged	Additions	for
	Balance at	to Costs	Charged	Payments	Balance at
	Beginning	and	to Other	or	End of
	of Year	Expenses	Accounts	Write-offs	Year
Year ended June 30, 2009:
Allowance for doubtful accounts	$24,552	$-	$-	$(6,352)	$18,200
Allowance for doubtful accounts, discontinued operations	$43,000	$-	$-	$(43,000)	$-

Allowance for inventory obsolescence, discontinued operations	$100,000	$-	$-	$(100,000)	$-

Year ended June 30, 2008:
Allowance for doubtful accounts	$33,000	$-	$-	$(8,448)	$24,552
Allowance for doubtful accounts, discontinued operations	$52,000	$-	$-	$(9,000)	$43,000
Allowance for inventory obsolescence, discontinued operations	$142,000	$-	$-	$(42,000)	$100,000

ITEM 9.   Changes In and Disagreements With Accountants On Accounting and Financial Disclosure.

There were no disagreements with the Company’s accountants.

ITEM 9A (T).  Controls and Procedures.

Evaluation of Disclosure Controls and Procedures.

We maintain a system of disclosure controls and procedures that are designed for the purposes of ensuring that information required to be disclosed in our SEC reports is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, and that such information is accumulated and communicated to our management, including our Chief Executive Officer and Chief Financial Officer as appropriate to allow timely decisions regarding required disclosures.

As of the end of the period covered by this report, we carried out an evaluation, under the supervision and with the participation of our Chief Executive Officer and Chief Financial Officer, of the effectiveness of our disclosure controls and procedures as defined in Rule 13a-15(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Based on that evaluation, our Chief Executive Officer and Chief Financial Officer concluded that our disclosure controls and procedures are effective.

Changes in Internal Control Over Financial Reporting.

There has been no change in our internal control over financial reporting during the quarter ended June 30, 2009, that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

Impact of Restatements.

On September 2, 2009, the Audit Committee of our Board of Directors concluded that our financial statements and related audit reports thereon for the year ended June 30, 2008, in our Annual Report on Form 10-K for the year ended June 30, 2008, and the interim financial statements for the quarters ended December 31, 2007, March 31, 2008, September 30, 2008, December 30, 2008, and March 31, 2009, in our Quarterly Reports on Form 10-Q for the quarters ended December 31, 2007, March 31, 2008, September 30, 2008, December 31, 2008, and March 31, 2009, should no longer be relied upon due to errors in our accounting for transaction costs associated with the purchase of the minority interest in DAW in February 2008.  Management had discovered these errors during its preparation of our financial statements for the year ended June 30, 2009.  Despite these errors in the application of generally accepted accounting principles, management did not identify any material weaknesses in our internal control over financial reporting for year 2008. In particular, management concluded that although a restatement was necessary, our underlying processes nonetheless provided reasonable assurance regarding the reliability of our financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.

Management Report on Assessment of Internal Control Over Financial Reporting

We are responsible for establishing and maintaining adequate internal control over financial reporting.  Our internal control system is designed to provide reasonable assurance to our management and board of directors regarding the preparation and fair presentation of published financial statements.  All internal control systems, no matter how well designed, have inherent limitations.  Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation.

Our management assessed the effectiveness of our internal control over financial reporting as of June 30, 2009.  In making this assessment, it used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control Integrated Framework.  Based on our assessment, we believe that, as of June 30, 2009, our internal control over financial reporting is effective.

This annual report does not include an attestation report of our registered public accounting firm regarding internal control over financial reporting.  Management’s report was not subject to attestation by our registered public accounting firm pursuant to temporary rules of the SEC that permit us to provide only management’s report in this annual report.

ITEM 9B.  Other Information.

None.

PART III

ITEM 10.  Directors, Executive Officers and Corporate Governance

Our present directors and executive officers, their ages and positions held as of September 28, 2009, are as follows:

Name	Age	Position

Mark Dumouchel	49	CEO, President, Director and President of DAW

David Dumouchel	48	Vice President of DAW and Director

Michael Curry	52	Vice President of DAW

Wayne Gunter	57	Vice President of DAW

Robert Landis	50	Director

Donato Mazzola	50	Vice President of DAW

James Schweiger	74	Director

Gerald Weston	67	Director

Sandra M. Zimmerman	58	CFO

Messrs. David Dumouchel and Mark Dumouchel, who are brothers are directors and also serve as officers of DAW.  The three remaining directors, Messrs. Robert Landis, James Schweiger, and Gerald Weston qualify as independent under NASDAQ rules.  Other than as stockholders and serving as directors on Board of Director committees, none of Messrs. Landis, Schweiger, or Weston has any relationship with us.  Mr. Curry is the brother-in-law to Messrs. David Dumouchel and Mark Dumouchel.

Our Board of Directors is divided into three classes of directors.  Messrs. Landis’ and Mark Dumouchel’s terms expire in 2011, Messrs. Schweiger’s and Weston’s terms expire in 2012, and Mr. David Dumouchel’s term expires in 2010.  There are no vacancies.  In each case, a director whose term expires will remain in office until his successor is elected and qualified (assuming he does not otherwise resign or retire or is not otherwise removed).

Mark Dumouchel has been our Chief Executive Officer and President and a Class B director since February 2008.  He was one of our directors from 2004 to 2005.  He has been president and director of DAW since 1990.  He is a registered pharmacist in the State of Massachusetts and has over 32 years experience working in and running pharmacies.  Mr. Dumouchel serves as a director of Northeast Pharmacy Services Corporation.  He received his Bachelors of Science degree in Pharmacy from Massachusetts College in 1982 and his Masters of Business Administration from Babson College in 1984.

David Dumouchel has been one of our Class A directors since February 2008.  He was one of our directors from 1996 to 2000.  Mr. Dumouchel has been a director of DAW since August 1996.  Additionally, Mr. Dumouchel has been a Vice President of DAW since 1988.  Mr. Dumouchel is a registered pharmacist in the State of Massachusetts.  Mr. Dumouchel received his Bachelors of Science degree in Pharmacy from Purdue University in 1983, and his Masters of Business Administration from Amos Tuck School at Dartmouth College in 1986.

Michael Curry has been a Vice President and Secretary of DAW since 1995.  Mr. Curry is a registered pharmacist in the state of Massachusetts.  He has been a manager of various pharmacies since 1980.  Mr. Curry received his Bachelors of Science degree in Pharmacy from the Massachusetts College of Pharmacy in 1980.

Wayne Gunter has been a Vice President of DAW since 1995.  Mr. Gunter is a registered pharmacist in the State of Massachusetts. Mr. Gunter has managed and operated pharmacies for 32 years. Mr. Gunter is a former treasurer of the Massachusetts Pharmacist Association and currently sits on the board at Stoneham Savings Bank.  Mr. Gunter received his Bachelors of Science degree in Pharmacy from the Massachusetts College of Pharmacy in 1975.

Robert J. Landis has been one of our Class B directors since December 2004.  Mr. Landis is also a member of our Audit Committee and Chairman of our Compensation Committee.  Mr. Landis has been the chief accounting officer of Comprehensive Care Corporation since March 2009.  From July 1998 to March 2009, he was the chief financial officer and treasurer of Comprehensive Care Corporation.  Mr. Landis also serves on the board of directors and on the audit committee of Global Axcess Corporation.  Mr. Landis served as treasurer of Maxicare Health Plans, Inc., from November 1988 to July 1998.  Mr. Landis is a Certified Public Accountant.  He received a Bachelors of Science in Business Administration from the University of Southern California in 1981 and a Masters of Business Administration from California State University at Northridge in 1990.

Donato Mazzola has been a Vice President of DAW since 1995.  Mr. Mazzola is a registered pharmacist in the state of Massachusetts.  He currently serves as an area pharmacy manager.  Mr. Mazzola has served as chairman of the trustees for the Lodge of Elks Newton since 2004.  He received his Bachelors of Science degree in Pharmacy from the Massachusetts College of Pharmacy in 1981.

James J. Schweiger has been one of our Class C directors since January 2002.  Mr. Schweiger is also Chairman of our Audit Committee and Chairman of our Stock Option Committee and a member of our Compensation Committee.  Since 1986, Mr. Schweiger has been the president and chief executive officer of James J. Schweiger Financial Consultants, located in Orlando, Florida.  From 1978 to 1986, Mr. Schweiger was an area managing partner in the firm of KPMG Main Hurdman in charge of the Ft. Lauderdale/Miami office, Northeastern Regional Managing Partner, and later served as the Southern Area Director.  From 1980 to 1985 he served on their Policy Board and Management Committee.  He was previously a board member of AICPA on accounting for real estate transactions.  From 1989 to 1992, Mr. Schweiger served as treasurer and director on the EASE Foundation board of directors (a charitable foundation in Davie Florida). Mr. Schweiger graduated from Duquesne University, Pittsburgh, Pennsylvania, in 1961 with a Bachelors of Science degree in Business Administration.

Gerald Weston has been one of our Class C directors since December 2004.  Mr. Weston is also a member of our Audit Committee, Compensation Committee, and Stock Option Committee.  Mr. Weston is a Certified Public Accountant and is an owner of the accounting firm, Gerald Weston Accounting, where he has worked since 1985.  From 1982 to 1985, Mr. Weston was an audit manager in the firm Kern, DeWenter, Viere, CPA’s in St. Cloud, Minnesota.  Prior to 1982, he had various positions and served in the United States Air Force.  Mr. Weston received a Bachelors of Science degree in Accounting from St. Cloud State University, St. Cloud, Minnesota, in 1979.

Sandra M. Zimmerman has been our chief financial officer since February 2009.  Ms. Zimmerman has her own financial consulting business where she has provided financial management services to various companies since 1997.  From 1988 to 1997 Ms. Zimmerman worked in various financial management roles for Digital Equipment Corporation.   From 1984 to 1988, she was the director of corporate accounting at Computervision.  Prior to that time, she held financial management roles at Lexidata and Data Printer.  From 1978 to 1982, she worked in public accounting for Coopers & Lybrand.  Ms. Zimmerman received a Bachelors of Science Degree in Accounting from Bentley University, Waltham, Massachusetts, in 1978 and is a certified public accountant.

•	Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC.  These persons are also required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of such forms or written representations from reporting persons, we believe that during fiscal year ended June 30, 2008, our executive officers and directors and other reporting persons filed on a timely basis all of the reports required by Section 16(a).

•	Audit Committee; Audit Committee Financial Experts

We have a separately designated standing Audit Committee established in accordance with Section 3(a) (58) (A) of the Exchange Act and NASDAQ requirements. The Members of the Audit Committee are Messrs. James Schweiger, Chairman, Robert Landis, and Gerald Weston.

The Board of Directors has determined that although more than one member of the Audit Committee may qualify as an “audit committee financial expert” under Item 407 (d) (5) of Regulation S-K, based on his experience described above, Mr. Schweiger, the Audit Committee Chairman, is designated Audit Committee financial expert. All of the members of the Audit Committee, including Mr. Schweiger, are considered “independent” under applicable NASDAQ rules.

•	Code of Ethics

We have adopted a code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer and controller, as well as all other employees and the directors.  The code of ethics, which we call our Code of Conduct and Ethics Policy, is filed as an exhibit to this annual report.  If we make any substantive amendments to, or grants a waiver (including an implicit waiver) from, a provision of our code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, and that relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-K, we will disclose the nature of such amendment or waiver in a current report on Form 8-K.

ITEM 11.  Executive Compensation

SEC rules require disclosure regarding executive compensation for anyone serving as our principal executive officer during the last fiscal year and the two most highly compensated executive officers, other than the principal executive officer, who were serving as executive officers at the end of the last completed fiscal year.  For fiscal year 2009, the following individuals are referred to as our “named executive officers” throughout this annual report: (a) Mark Dumouchel; (b) David Dumouchel; and (c) Wayne Gunter.

The following table shows compensation earned by our named executive officers during the fiscal year 2009 and 2008:

Summary Compensation Table

					Non-equity
					Incentive	All
				Option	Plan	other
Name and				Awards	Compensation	Compensation		Total
Principal Position	Year	Salary ($)		($) (1)	($)	($)		($)
Mark Dumouchel	2009	$175,000		$9,460	$24,304	$19,476	(2)	$228,240
President and	2008	158,405	(2)	7,680	18,111	16,118	(2)	200,314
Chief Executive
Officer and
President of DAW

David Dumouchel	2009	150,000		9,460	8,263	17,813	(3)	185,536
Vice President of DAW	2008	148,789	(3)	7,689	18,111	15,794	(3)	190,383

Wayne Gunter	2009	150,000		5,676	4,010	21,191	(4)	180,877
Vice President of DAW	2008	148,789	(4)	5,760	18,111	16,334	(4)	188,994

(1) The option awards are for serving on our Board of Directors, serving as one of our Officers, and pursuant to employment agreements of executive officers of DAW. The values in the table reflect the dollar amount recognized for financial statement reporting purposes in accordance with SFAS 123(R), Share-based Payment, during fiscal years 2009 and 2008, using the Black-Scholes option pricing model, which incorporates various assumptions about volatility, expected dividend yield, expected life, and applicable interest rates, as detailed in Note 15 to our audited consolidated financial statements for the fiscal year ended June 30, 2009, included in Item 8 in this Annual Report.

(2) For fiscal year 2009, Mr. Mark Dumouchel’s other compensation includes $7,725 matching contributions from our 401(k) plan, a vehicle allowance of $6,732, and officer’s life insurance of $5,019. For fiscal year 2008, Mr. Dumouchel’s salary was $149,588 until February 4, 2008, when his salary was increased to $175,000 pursuant to a new employment agreement. For fiscal year 2008 Mr. Dumouchel’s other compensation includes $8,018 in matching contributions from our 401(k) plan, a vehicle allowance of $6,700, and officer’s life insurance of $1,400.

(3) For fiscal year 2009, Mr. David Dumouchel’s other compensation includes $6,724 matching contributions from our 401(k) plan, a vehicle allowance of $7,204, and officer’s life insurance of $3,885. For fiscal year 2008, Mr. Dumouchel’s salary was $143,788 until February 4, 2008, when his salary was increased to $150,000 pursuant to a new employment agreement. For fiscal year 2008 Mr. Dumouchel’s other compensation includes $7,634 in matching contributions from our 401(k) plan, a vehicle allowance of $7,130, and officer’s life insurance of $1,030.

(4) For fiscal year 2009, Mr. Wayne Gunter’s other compensation includes $6,724 matching contributions from our 401(k) plan, a vehicle allowance of $7,717, and officer’s life insurance of $6,750. For fiscal year 2008, Mr. Gunter’s salary was $143,788 until February 4, 2008, when his salary was increased to $150,000 pursuant to a new employment agreement. Mr. Gunter’s other compensation includes $7,634 in matching contributions from our 401(k) plan, a vehicle allowance of $7,180, and officer’s life insurance of $1,520.

2009 Executive Compensation Components

•	Executive Employment Agreements; Arrangements

Effective February 4, 2008, Mr. Mark Dumouchel entered into a new three-year employment agreement which may be renewed upon agreement of the parties.  Pursuant to his employment agreement, Mr. Mark Dumouchel will be employed as our Chief Executive Officer and President of DAW and will receive a base salary of $175,000 per year of which we will pay him $43,750 and DAW will pay him $131,250.  The salary shall be increased on each anniversary date of the employment agreement in an amount equal to the percentage change over the past 12 months in the average hourly rate paid to pharmacists employed by DAW.  Pursuant to his employment agreement, DAW will also pay Mr. Mark Dumouchel an annual lump sum payment equal to five percent of the total amount royalties and licensing fees collected by DAW during the prior fiscal year (the “Franchise Payment”).

Effective February 4, 2008, Messrs. David Dumouchel and Wayne Gunter each entered into a new three-year employment agreement with DAW which may be renewed upon agreement of the parties, as a pharmacy manager at annual base salary of $150,000.  The annual base salary will be adjusted each anniversary date of the employment agreement in an amount equal to the percentage change over the past 12 months in the average hourly rate paid to pharmacists employed by DAW.

Under their employment agreements, Messrs. Mark and David Dumouchel and Wayne Gunter will each be entitled to (a) medical, dental, disability, and life insurance coverage consistent with DAW’s policies and plans in existence on the date of the signing of their respective employment agreements and (b) additional term life insurance coverage in the amount of $1,000,000 with beneficiaries designed by each such officer.

Under the employment agreements, DAW will establish a bonus pool (the “DAW Bonus Pool”), which will be equal to a percentage of income (before deductions for income taxes and management fees paid to us).  The percentage of income paid into the DAW Bonus Pool is as follows: (i) ten percent (10%) of income between $450,000 and $900,000; (ii) fifteen percent (15%) of income between $900,001 and $1,350,000; and (iii) twenty percent (20%) of income in excess of $1,350,000.  Fifty percent (50%) of the DAW Bonus Pool will be used for bonuses to be paid to the officers under their respective employment agreements as follows: (i) Mr. Mark Dumouchel will receive seventeen percent (17%), and (ii) Messrs. David Dumouchel and Wayne Gunter will share the remaining thirty-three percent (33%) in equal lots with two other executive officers (8.25% each).

Under the employment agreements, we granted to each of the officers non-qualified options to purchase 12,000 shares of common stock at an exercise price equal to the Market Price (as defined in our 2002 Plan) on the date of grant, which was $1.49 on February 4, 2008.  Under the Plan, the Market Price on any day is, in the sole discretion of the stock option committee administering the Plan, either (x) the average of the high and low reported consolidated trading sales prices, or if no such sale is made on such day, the average of the closing bid and asked prices reported on the consolidated trading listing for such day or (y) the closing price reported on the consolidated trading listing for such day.  Our Stock Option Committee determined the Market Price based upon the closing price.  The options granted under the employment agreements became exercisable in their entirety on February 4, 2009.

Pursuant to the employment agreements, each of the officers will be entitled to a cash severance payment in the event that we or DAW terminate the particular agreement without Cause (as defined in the employment agreement) or the employment agreement is terminated by the officer for Good Reason (as defined in the employment agreement) which severance will be equal to the total of (i) one year of base salary at the salary rate then in effect to the extent allocable as to DAW and us, as the case may be, but not to exceed the aggregate base salary then in effect; (ii) the last annual bonus paid to the officer (or, in the event that the termination occurs before any bonus has been paid, the annualized bonus for the year in which the termination occurs); and (iii) in the case of Mr. Mark Dumouchel only, the last Franchise Payment paid to Mr. Mark Dumouchel (or, in the event that the termination occurs before any Franchise Payment has been paid, the annualized Franchise Payment for the year in which the termination occurs). Additionally, in the event of any termination under an employment agreement, the officer will be entitled to COBRA continuation coverage for six months after any such termination. The executives each would be entitled to unused vacation time.

Under the employment agreements, each of the officers is subject to non-compete and non-solicitation provisions and a non-disclosure provision.  The non-compete and non-solicitation provisions survive for six months after the termination of the employment agreements and the non-disclosure provision has no termination date.

•	Non-Equity Incentive Payments and Bonuses

The non-equity incentive payments of Messrs. Mark and David Dumouchel and Wayne Gunter are determined based on the formulas in their employment agreements as described above.  Income for purposes of the DAW Bonus Pool is calculated before income taxes and the management fees paid to us by DAW.

The named executive officers may also receive a bonus as may be determined from time to time by our Board of Directors in its sole discretion, which bonus would be based upon specific achievement within the year in which such compensation would be provided.  No discretionary bonuses were paid to any named executive officer for the year ended June 30, 2009 or 2008.

•	Stock Option Plans

We have two stock option plans under which employees, consultants, and directors may be granted options to purchase shares of our common stock.  During the year ended June 30, 2009, each of Messrs. Schweiger and Weston received options to acquire 12,000 shares of our common stock for their service as our directors.  Those options are exercisable at $0.88 per share and vest in six equal installments on each of June 30, 2009, December 31, 2009, June 30, 2010, December 31, 2010, June 30, 2011, and December 31, 2011.

•	Severance Agreements

We do not have any severance agreements with our named executive officers other than those described above pursuant to the employment agreements with each such officer.

•	Retirement Plans

We sponsored 401(k) plan is a deferred salary arrangement under Section 401(k) of the Internal Revenue Code for eligible employees. Participants may elect to contribute up to 20 percent of their eligible compensation, as defined.  We match at the rate of 100 percent of the first 5 percent and 50 percent of the next 2 percent.

Outstanding Equity Awards at Fiscal Year End:

The following table shows information of all outstanding equity awards held by our named executive officers at June 30, 2009:

	Number of	Number of
	securities	securities
	underlying	underlying
	unexercised	unexercised		Option	Options
	options (#)	options (#)		exercise	expiration
Name	exercisable	unexercisable		price ($)	date
Mark Dumouchel	4,000	-		$2.44	03/21/14
	2,000	-		$2.91	03/29/15
	18,000	6,000	(1)	$1.49	02/03/18
	24,000	6,000

David Dumouchel	18,000	2,000	(2)	$1.49	02/03/18

Wayne Gunter	12,000	-		$1.49	02/03/18

1) These options are exercisable for 2,000 shares on each of 12/31/09, 06/30/10 and 12/31/10.

2) These options are exercisable on 12/31/09.

Director Compensation*

The following table shows information regarding compensation paid to directors who are not named executive officers for fiscal year 2009:

	Fees Earned
	or Paid in	Option
Name	Cash	Awards (1)	Total
Robert J. Landis	$6,600	$3,784	$10,384
James J. Schweiger	$7,800	$7,314	$15,114
Gerald Weston	$6,600	$7,314	`

*Compensation paid to Messrs. David Dumouchel and Mark Dumouchel, who are current directors, is included in the Summary Compensation Table above and, accordingly is not included in this table.

(1) The value in the table reflects the dollar amount recognized for financial statement reporting purposes in accordance with SFAS 123(R), Share-based Payments.  The options were granted in accordance with our Stock Option Plan with the fair value calculated using the Black-Scholes option pricing model, which incorporates various assumptions including expected volatility, expected life of the options and applicable interest rates as detailed in Note 15 to our audited financial statements for the fiscal year ended June 30, 2009, included in Item 8 in this annual report.

Our non-employee directors receive (a) $600 each per telephone meeting of the Board of Directors or of a committee of the Board of Directors and (b) $1,000 each per in-person meeting of the Board of Directors or in-person meeting of a committee of the Board of Directors, with each Chairman receiving an additional 50% of the sum which he is to receive under (a) and (b) above with respect to each meeting.  With the exception of these amounts, we do not intend to compensate non-employee directors for serving as directors except to reimburse them for expenses incurred in connection with their service as directors and to issue automatic grants of non-qualified stock options pursuant to the 2002 Plan.  Directors who are employees receive no cash compensation for serving as directors; however, they are reimbursed for out-of-pocket expenses incurred in connection with their service as directors and are issued stock options.  Pursuant to the 2002 Plan, our directors receive automatic grants of options for 4,000 shares of our common stock for each year served as a director, with 2,000 of such options vesting semi-annually each June 30th and December 31st, provided that the optionee is still serving as a director, as applicable, on such date.

ITEM 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

Beneficial Ownership

The following table sets forth the number of shares of our voting stock that is beneficially owned as of September 21, 2009, by (i) owners of more than 5% of our voting stock, (ii) each director and named executive officer, identified in Item 11 of this annual report, and (iii) all our executive officers and directors as a group:

	Amount and
	nature of (1)		Percentage
Name and address	beneficial		of Voting
of beneficial owner	ownership		Power (%) (3)
Samuel Nyer	1,320,774	(2)	14.4%
698 Essex Street
Bangor, ME 04401

Michael and Lucille Curry	931,565	(3)	10.1%
13 Water Street
Holliston, MA 01746

David Dumouchel	937,565	(4)	10.2%
13 Water Street
Holliston, MA 01746

Mark Dumouchel	943,566	(5)	10.3%
13 Water Street
Holliston, MA 01746

Wayne Gunter	931,565	(6)	10.1%
13 Water Street
Holliston, MA 01746

Donato Mazzola	937,565	(7)	10.2%
13 Water Street
Holliston, MA 01746

Robert J. Landis	18,000	(8)	0.2%
13 Water Street
Holliston, MA 01746

James J. Schweiger	38,000	(9)	0.4%
13 Water Street
Holliston, MA 01746

Gerald Weston	18,000	(10)	0.2%
13 Water Street
Holliston, MA 01746

All our directors and executive
officers as a group (8 persons)	4,755,826	(3,4,5,6,7,8,9,10)	51.8%

1.          Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act, and includes any options and warrants which vest within 60 days of September 21, 2009, i.e., by November 20, 2009.  Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all voting securities beneficially owned by them.

2.           Includes 272,774 shares of common stock (of which 183,174 shares are held by an affiliate of Mr. Nyer), 548,000 shares of common stock underlying options granted to Mr. Nyer pursuant to the 1993 Plan and the 2002 Plan.  Also includes 500,000 vested non-qualified options granted pursuant to Mr. Nyer’s 1999 employment agreement, as amended. All of Mr. Nyer’s 1,048,000 granted stock options are vested and currently exercisable.

3.           Includes 400 shares of Series 2 Stock, which carry the right to 2,000 votes per share on any matter put to a vote of the common stock (equivalent to an aggregate of 800,000 votes of common stock), 119,565 shares of common stock, and 12,000 shares on common stock underlying options pursuant to the Plans.  The Curry’s are married to one another and thus beneficially own, with the shared power to vote and shared power to dispose of, these securities.  Does not include 163,043 shares of common stock issuable upon conversion of convertible promissory notes that Ms. Curry does not intend to convert until after June 30, 2010.

4.           Includes 400 shares of Series 2 Stock which carry the right to 2,000 votes per share on any matter put to a vote of the common stock (equivalent to an aggregate of 800,000 votes of common stock), 119,565 shares of common stock, and 18,000 shares of common stock underlying options pursuant to the Plans.  Does not include 163,043 shares of common stock issuable upon conversion of convertible promissory notes that Mr. Dumouchel does not intend to convert until after June 30, 2010.

5.           Includes 400 shares of Series 2 Stock which carry the right to 2,000 votes per share on any matter put to a vote of the common stock (equivalent to an aggregate of 800,000 votes of common stock); 119,566 shares of common stock, and 24,000 shares of common stock underlying options pursuant to the Plans.  Does not include 163,043 shares of common stock issuable upon conversion of convertible promissory notes that Mr. Dumouchel does not intend to convert until after June 30, 2010.

6.           Includes 400 shares of Series 2 Stock which carry the right to 2,000 votes per share on any matter put to a vote of the common stock (equivalent to an aggregate of 800,000 votes of common stock), 119,565 shares of common stock, and 12,000 shares of common stock underlying options pursuant to the Plans.  Does not include 163,043 shares of common stock issuable upon conversion of convertible promissory notes that Mr. Gunter does not intend to convert until after June 30, 2010.

7.           Includes 400 shares of Series 2 Stock which carry the right to 2,000 votes per share on any matter put to a vote of the common stock (equivalent to an aggregate of 800,000 votes of common stock), 119,965 shares of common stock, and 18,000 shares of common stock underlying options pursuant to the Plans.  Does not include 163,043 shares of common stock issuable upon conversion of convertible promissory notes that Mr. Mazola does not intend to convert until after June 30, 2010.

8.           Consists of 18,000 shares of common stock underlying vested options granted pursuant to the Plans.

9.           Consists of 38,000 shares of common stock underlying vested options granted pursuant to the Plans.

10.           Consists of 18,000 shares of common stock underlying vested options granted pursuant to the Plans.

Change of Control

There are no arrangements, known to us, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in our control.

Securities Authorized for Issuance Under Equity Compensation Plans

			Number of Securities
	Number of securities		remaining available for
	to be issued upon	Weighted average	future issuance under
	exercise of	exercise of	equity compensation
	outstanding options,	outstanding options,	plans (excluding securities
Plan Category	warrants, and rights	warrants, and rights	reflected in first column)
Equity compensation plans approved by security holders (1)	935,000	$2.04	2,305,000
Equity compensation plans not approved by security holders (2)	553,320	$6.08	-
Total	1,488,320	$3.54	2,305,000

 (1) Represents stock options granted under the Company’s 1993 Plan and 2002 Plan.

(2) Represents:

•
Non-qualifed stock options to purchase 500,000 shares our common stock at an exercise price of $6.437 per share, granted under the Employment Agreement dated as of October 25, 1999, between us and Mr. Samuel Nyer, our former president, as amended by the Stock Option Agreement, dated as of December 6, 2002, between the parties to the original document (collectively, the “Employment Agreement of Samuel Nyer”).  All of which are currently vested.  As of the date hereof, none of the options have been exercised.  The options expire in December 2012;

•
Warrants issued under the Common Stock Purchase Warrant, dated April 15, 2005, by us in favor of Around the Clock Partners, LP, (the “Around the Clock Warrants”) to purchase 36,791 shares of our common stock at an exercise price of $2.60; and

Warrants issued under the Common Stock Purchase Warrant, dated April 15, 2005, by us in favor of High Yield Orange, Inc., (the “High Yield Orange Warrants,” together with the Around the Clock Warrants, collectively the “Third Party Warrants”), to purchase 16,529 shares of our common stock at an exercise price of $2.60 per share.  The exercise price of the third party warrants are subject to adjustment for standard anti-dilution relating to stock splits, combinations and the like, and for subsequent equity sales at a price less than the exercise price of the Third Party Warrants.  As of the date hereof, none of these warrants have been exercised.

ITEM 13. Certain Relationships and Related Transactions, and Director Independence.

Transactions with Related Persons.

Except as set forth below, we did not have transactions with related persons during fiscal year ended June 30, 2009, nor any currently proposed transactions with related persons exceeding the amounts set forth in Item 404(d)(1) of Regulation S-K.

In February 2008, Convertible Notes were issued to the former Minority Shareholders, in the aggregate amount of $1,500,000.  The Convertible Notes bear interest at the rate of 8% per annum, and are due on February 4, 2011.  After February 4, 2009 (the first anniversary of the transaction), any of the former Minority Shareholders can convert all or any portion of their allocable payment of such notes into shares of the Company’s common stock at an initial conversion price of $1.84 per share.  They can also redeem for cash.  The former minority shareholders have indicated that they do not intend to redeem the Convertible Notes until after July 1, 2010.  We paid $120,000 in interest on the Convertible Notes for the former Minority Shareholders in fiscal year 2009.

In February 2008, an unsecured a promissory note, maturing in February 2013, was issued to Mr. Nyer in the amount of $400,000 for the purchase of the Company’s 2,000 shares of Class A Stock and 1,000 shares of Class B Stock. The note is payable in equal monthly installments of $6,667 plus interest on the unpaid balance at 7%. We paid $23,567 in interest on the promissory note to Mr. Nyer in fiscal year 2009.

Director Independence

Applying the definition of independence provided under all applicable NASDAQ rules, each of Robert Landis, James Schweiger and Gerald Weston are independent members of our Board of Directors.  Such persons, who serve as the members of our Audit Committee, would also be independent for purposes of the Audit Committee rules of NASDAQ.  The following persons who are directors are not independent under NASDAQ rules for the following reasons: (a) Mark Dumouchel is one of our executive officers and an executive officer of DAW and (b) David Dumouchel is an executive officer of DAW.

ITEM 14.  Principal Accountant Fees and Services

Our Audit Committee appointed Sweeney, Gates & Co. as our independent registered public accounting firm for our fiscal years 2008 and 2009.  Effective March 17, 2009, our Audit Committee elected to replace Sweeney, Gates & Co. with Wolf & Company, P.C., as our independent registered public accounting firm.  The fees for services provided by Sweeney, Gates & Co. to us for fiscal year 2008 and provided by Sweeney, Gates & Co. and Wolf & Company, P.C., for fiscal year 2009 were as follows:

	2009
	Wolf &	Sweeney,
	Company, P.C.	Gates & Co.	Total	2008
Audit Fees (1)	$90,000	$20,611	$110,611	$143,145
Audit Related Fees (2)	15,000	1,200	16,200	3,550
Tax Fees (3)	-	29,589	29,589	21,789
Subtotal	105,000	51,400	156,400	168,484
All Other Fees (4)	-	-	-	-
Total Fees	$105,000	$51,400	$156,400	$168,484

(1)  Audit Fees include professional services rendered for the audits of our annual financial statements and for review of the financial statements included in our quarterly reports on Form 10-Q for fiscal years 2009 and 2008.

(2)  Audit Related Fees include professional services rendered for services that are reasonably related to the performance of the audit and reviews of our financial statements.  Such services in fiscal year 2009 for Wolf & Company related to the resolution of financial reporting matters related to the restatements of the 2008 financial statements and for Sweeney Gates & Co. for attendance at an audit committee meeting and in fiscal year 2008 for research of accounting treatments.

(3) Tax Fees include professional services rendered for tax compliance work, tax planning, and tax advice.

(4) Neither Sweeney, Gates & Co. nor Wolf & Company, P.C., provided us or our subsidiaries with any other services during the fiscal years 2008 and 2009.

The charter of the Audit Committee requires that the Committee review and pre-approve all audit, review or attest engagements of, and non-audit services to be provided by, the independent registered public accounting firm (other than with respect to the de minimis exception permitted by the Sarbanes-Oxley Act of 2002 and the SEC rules promulgated thereunder).  The Audit Committee pre-approved all audit services and permitted non-audit services rendered by Sweeney, Gates & Co. and Wolf & Co., P.C., in fiscal years 2008 and 2009.  The pre-approval duty may be delegated to one or more designated members of the Audit Committee, with any such pre-approval reported to the Committee at its next regularly scheduled meeting.  Any such designated member(s) of the Committee shall also have the authority to approve non-audit services already commenced by the independent registered public accounting firm if (i) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by us to the independent registered public accounting firm during the fiscal year in which the services are provided, (ii) such services were not recognized by us at the time of the engagement to be non-audit services, and (iii) such services are promptly brought to the attention of the Committee and approved by such designated member(s) prior to the completion of the audit.

PART IV

ITEM 15.  Exhibits and Financial Statement Schedules.

(a)	Financial Statements and Exhibits

(1)   FINANCIAL STATEMENTS

The following consolidated financial statements are included herein:

(2)   FINANCIAL STATEMENT SCHEDULES

Schedule II, Valuation and Qualifying Accounts and Reserves.

Such schedule should be read in conjunction with the consolidated financial statements.  All other schedules are omitted because the information required to be set forth therein is not applicable or is shown in the financial statements or notes thereto.

(3)   EXHIBITS
3.1	Composite copy of Articles of Incorporation of the Company. (Incorporated by reference to the Company’s Annual Report on Form 10-K filed October 10, 2008.)
3.2	Composite copy of Bylaws of the Company. (Incorporated by reference to the Company’s Annual Report on Form 10-K filed October 10, 2008.)
4.1
Form of Common Stock Purchase Warrant, dated April 15, 2005, by the Company in favor of Around the Clock Partners, LP. (Incorporated by reference to the Company’s Current Report on Form 8-K filed April 18, 2005.)

4.2
Form of Common Stock Purchase Warrant, dated April 15, 2005, by the Company in favor of High Yield Orange, Inc. (Incorporated by reference to the Company’s Current Report on Form 8-K filed April 18, 2005.)

4.3
Registration Rights Agreement, dated as of April 15, 2005, by and between the Company and the Purchasers thereto with attached schedules. (Incorporated by reference to the Company’s Current Report on Form 8-K filed April 18, 2005.)

10.1	1993 Stock Option Plan. (Incorporated by reference to the Company’s Annual Report on Form 10-KSB filed April 15, 1996.) *
10.2	Amendment to 1993 Stock Option Plan. (Incorporated by reference to the Company’s Annual Report on Form 10-K filed October 15, 2002.) *
10.3	Second Amendment to 1993 Stock Option Plan. (Incorporated by reference to the Company’s Annual Report on Form 10-K filed October 15, 2002.) *
10.4	Third Amendment to 1993 Stock Option Plan. (Incorporated by reference to the Company’s Annual Report on Form 10-K filed September 29, 2003.) *
10.5	2002 Stock Option Plan. (Incorporated by reference to the Company’s Annual Report on Form 10-K filed September 29, 2003.) *

10.6	Representative Form of 2002 Stock Option Plan Agreement. (Incorporated by reference to the Company’s Annual Report on Form 10-K filed October 10, 2008.) *
10.7	Stock Option Agreement, effective as of December 6, 2002, between the Company and Mr. Samuel Nyer. (Incorporated by reference to the Company’s Annual Report on Form 10-K filed September 29, 2003.) *
10.8
Supply Agreement, dated July 1, 2006, between McKesson Corporation and D.A.W., Inc. (Incorporated by reference to the Company’s Current Report on Form 8-K filed November 14, 2006.) (Confidential treatment has been granted with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.)

10.9
First Amendment to Supply Agreement, dated February 3, 2008, between McKesson Corporation and D.A.W., Inc. (Incorporated by reference to the Company’s Quarterly Report on Form 10-Q filed May 20, 2008.) (Confidential treatment has been granted with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.)

10.10
First Amended and Restated Agreement, dated as of December 20, 2007, by and among the Company, D.A.W., Inc, certain stockholders of D.A.W., Inc. and a stockholder of F.M.T. (Incorporated by reference to the Company’s Current Report on Form 8-K filed December 17, 2007.)

10.11
Preferred Stock Purchase and Sale Agreement, dated as of December 20, 2007, by and among the Company, D.A.W., Inc. and the sellers named therein. (Incorporated by reference to the Company’s Current Report on Form 8-K filed December 17, 2007.)

10.12
Purchase Agreement among ADCO Surgical Supply, Inc., ADCO South Medical Supplies, Inc. and Anand Patel entered into on September 25, 2008. (Incorporated by reference to the Company’s Current Report on Form 8-K filed on October 1, 2008.)

10.13
Asset Purchase and Sale Agreement, dated December 9, 2008, between D.A.W., Inc., and CVS Pharmacy LLC. (Incorporated by reference to the Company’s Current Report on Form 8-K filed on December 15, 2008.)

10.14	Form of Stockholder Guaranty by Nyer Medical Group, Inc., to CVS Pharmacy LLC. (Incorporated by reference to the Company’s Current Report on Form 8-K filed on December 15, 2008.)
10.15
Contract for Sale of Real Estate dated August 7, 2009 by and between ADCO Surgical Supply, Inc. and GH Doane Inc. (Incorporated by reference to the Company’s Current Report on Form 8-K filed August 11, 2009.)

10.16
Employment Agreement, dated as of February 4, 2008, by and among the Company, D.A.W., Inc. and Mark Dumouchel. (Incorporated by reference to the Company’s Current Report on Form 8-K filed February 15, 2008.) *

10.17
Amendment to Employment Agreement, effective as of February 4, 2008, by and among the Company, D.A.W., Inc. and Mark Dumouchel. (Incorporated by reference to the Company’s Quarterly Report on Form 10-Q filed May 20, 2008.) *

10.18
Employment Agreement, dated as of February 4, 2008, by and among the Company, D.A.W., Inc. and David Dumouchel. (Incorporated by reference to the Company’s Current Report on Form 8-K filed February 15, 2008.) *

10.19
Employment Agreement, dated as of February 4, 2008, by and among the Company, D.A.W., Inc. and Wayne Gunter. (Incorporated by reference to the Company’s Current Report on Form 8-K filed February 15, 2008.) *

10.20
Employment Agreement, dated as of February 4, 2008, by and among the Company, D.A.W., Inc. and Donato Mazzola. (Incorporated by reference to the Company’s Current Report on Form 8-K filed February 15, 2008.) *

10.21
Employment Agreement, dated as of February 4, 2008, by and among the Company, D.A.W., Inc. and Michael Curry. (Incorporated by reference to the Company’s Current Report on Form 8-K filed February 15, 2008.) *

10.22
Negotiable Promissory Note, dated February 4, 2008, made by the Company in favor of each of Mark Dumouchel, David Dumouchel, Wayne Gunter, Donato Mazzola and Lucille Curry.   (Incorporated by reference to the Company’s Current Report on Form 8-K filed February 15, 2008.)

10.23	Negotiable Promissory Note, dated February 4, 2008, made by the Company in favor of Samuel Nyer. (Incorporated by reference to the Company’s Current Report on Form 8-K filed February 15, 2008.)
10.24	Representative Convertible Promissory Note. (Incorporated by reference to the Company’s Annual Report on Form 10-K filed October 10, 2008.)
10.25	Summary of Director Compensation.*, **
14.1	The Company’s Code of Conduct and Ethics Policy. (Incorporated by reference to the Company’s Annual Report on Form 10-K filed October 18, 2004.)
21.1	Subsidiaries of the Company. (Incorporated by reference to the Company’s Annual Report on Form 10-K filed October 10, 2008.)
23.1	Consent of Sweeney, Gates and Co. **
23.2	Consent of Wolf & Company, P.C. **
31.1	Rule 13a-14(a) Certification of Chief Executive Officer. **
31.2	Rule 13a-14(a) Certification of Chief Financial Officer. **
32.1	Section 1350 Certification of Chief Executive Officer. ***
32.2	Section 1350 Certifications of Chief Financial Officer. ***

*	This exhibit includes a management contract, compensatory plan or arrangement required to be noted herein.
**	Filed herewith.
***	Furnished herewith.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on September 28, 2009.

NYER MEDICAL GROUP, INC.

By:	/s/ Mark A. Dumouchel
Mark A. Dumouchel
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant, in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Mark A. Dumouchel
Mark A. Dumouchel	President and Chief Executive Officer, Director	September 28, 2009
(principal executive officer)
/s/ Sandra M. Zimmerman
Sandra M. Zimmerman	Chief Financial Officer (principal financial officer and principal accounting officer)	September 28, 2009
/s/ David Dumouchel
David Dumouchel	Director	September 28, 2009

/s/ Robert J. Landis
Robert J. Landis	Director	September 28, 2009

/s/ James Schweiger
James Schweiger	Director	September 28, 2009

/s/ Gerald Weston
Gerald Weston	Director	September 28, 2009

ANNEX F – QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED SEPTEMBER 30, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 10-Q

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended September 30, 2009

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ________________________________ to ___________________________

Commission File Number          000-20175

NYER MEDICAL GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Florida	01-0469607
(State or Other Jurisdiction of Incorporation	(I.R.S. Employer Identification No.)
or Organization)

13 Water Street, Holliston, Massachusetts	01746
(Address of Principal Executive Offices)	(Zip Code)

(508) 429-8506
(Registrant’s Telephone Number, Including Area Code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.  Yes ☒ No ☐

 Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).          Yes ☐ No   ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer”, “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐

Non-accelerated filer ☐	Smaller reporting company ☒
(do not check if a smaller reporting company)

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).
Yes ☐ No ☒

The number of the registrant’s shares of common stock outstanding as of November 13, 2009:   3,978,199.

INDEX

		Page No.

	PART I – FINANCIAL INFORMATION
Item 1.	Financial Statements
	Consolidated Balance Sheets (unaudited) as of September 30, 2009, and June 30, 2009	3
	Consolidated Statements of Operations (unaudited) for the three months ended September 30, 2009 and 2008	4
	Consolidated Statements of Cash Flows (unaudited) for the three months ended September 30, 2009 and 2008	5
	Selected Notes to Consolidated Financial Statements (unaudited)	6
Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations	14
Item 4T.	Controls and Procedures	18

	PART II – OTHER INFORMATION
Item 2.	Unregistered Sales of Equity Securities and Use of Proceeds	19
Item 6.	Exhibits	19
	Signatures	20

PART I—Financial Information
Item 1.  Financial Statements
NYER MEDICAL GROUP, INC.
Consolidated Balance Sheets (unaudited)

	September 30	June 30
	2009	2009
Assets
Current assets:
Cash	$975,691	$62,752
Accounts receivable, net of allowance for doubtful accounts of $18,200 at September 30, 2009, and June 30, 2009	5,634,856	5,348,256
Inventories, net	6,785,575	6,966,107
Prepaid expenses and other current assets	472,179	979,226
Current portion of deferred tax assets	361,300	361,300
Assets to be disposed of from discontinued operations	105,200	219,476
Total current assets	14,334,801	13,937,117
Property and equipment, net	1,309,843	1,393,844
Goodwill	2,593,616	2,593,616
Other intangible assets, net	604,004	625,959
Long-term portion of deferred tax assets	353,200	353,200
Other assets	35,042	36,067
Total assets	$19,230,506	$18,939,803
Liabilities and shareholders' equity
Current liabilities:
Current portion of long-term debt and lease financing obligations	$106,058	$106,058
Current portion of long-term debt due related parties	1,580,004	80,004
Accounts payable	6,856,629	6,495,687
Accrued expenses and other current liabilities	1,183,973	1,128,376
Liabilities to be disposed of from discontinued operations	5,853	310,771
Total current liabilities	9,732,517	8,120,896
Long-term debt and lease financing obligations, net of current portion	289,362	315,876
Long-term debt, net of current portion, due related parties	193,329	1,713,329
Total liabilities	10,215,208	10,150,101
Commitments and contingencies
Shareholders' equity:
Preferred stock, Class A, $0.001 par value, 5,000 shares; none outstanding	-	-
Preferred stock, Class B, $0.001 par value, 2,500,000 shares authorized; 2,500 shares designated Series 1 Class B; none outstanding	-	-
2,000 shares designated convertible Series 2 Class B; 2,000 shares issued and outstanding at September 30, 2009, and June 30, 2009	400,000	400,000
Common stock, $0.0001 par value, 25,000,000 shares authorized; 3,978,199 shares issued and outstanding at September 30, 2009, and June 30, 2009	398	398
Additional paid-in capital	17,828,825	17,824,763
Accumulated deficit	(9,213,925)	(9,435,459)
Total shareholders' equity	9,015,298	8,789,702
Total liabilities and shareholders' equity	$19,230,506	$18,939,803

See accompanying notes to consolidated financial statements.

NYER MEDICAL GROUP, INC.
Consolidated Statements of Operations (unaudited)

	For the three months ended
	September 30
	2009	2008
Net revenues:
Sales	$17,381,357	$16,719,082
Dispensing fees	1,733,917	905,426
Total net revenues	19,115,274	17,624,508
Cost and expenses:
Cost of sales	13,684,255	12,974,040
Selling, general, and administrative expenses	5,534,771	4,373,005
Depreciation and amortization	143,441	144,638
Total costs and expenses	19,362,467	17,491,683
(Loss) income from operations	(247,193)	132,825
Other income (expense), net:
Interest expense	(45,814)	(47,395)
Interest income	3,439	3,123
Other income (expense)	2,066	2,119
Total other income (expense), net	(40,309)	(42,153)
(Loss) income from continuing operations before provision for income taxes	(287,502)	90,672
(Benefit) provision for income taxes	(114,814)	49,504
(Loss) income from continuing operations	(172,688)	41,168
Discontinued operations:
Gain from discontinued operations, net of $8,261 income taxes, for 2008	-	9,472
Gain (loss) on disposal, net of $262,814 and ($31,465) income taxes (benefit) for 2009 and 2008, respectively	394,222	(61,078)
Net gain (loss) from discontinued operations	394,222	(51,606)
Net income (loss)	$221,534	$(10,438)

Basic and diluted earnings (loss) per share:
Earnings (loss) per share, continuing operations	$(0.04)	$0.01
Earnings (loss) per share, discontinued operations	0.10	(0.02)
Earnings (loss) per share	$0.06	$(0.01)

Shares used in computing earnings (loss) per share:
Basic	3,978,199	3,978,199
Diluted	3,978,199	3,978,199

See accompanying notes to consolidated financial statements.

NYER MEDICAL GROUP, INC. AND SUBSIDIARIES
Consolidated Statements of Cash Flows (unaudited)

	For the three months ended
	September 30
	2009	2008
Operating activities:
Net income (loss)	$221,534	$(10,438)
(Gain) loss from discontinued operations	(394,222)	51,606
(Loss) income from continuing operations	(172,688)	41,168
Adjustments to reconcile (loss) income from continuing operations to cash provided by operating activities:
Depreciation	121,486	121,749
Amortization	21,955	22,889
Stock-based compensation expense	4,062	22,034
Deferred income taxes	-	46,000
Changes in operating assets and liabilities:
Accounts receivable	(286,600)	(289,990)
Inventories	180,532	(380,217)
Prepaid expenses and other current assets	507,047	206,719
Accounts payable	360,942	615,431
Accrued expenses and other current liabililties	56,622	1,373
Cash provided by operating activities, continuing operations	793,358	407,156
Cash (used in) provided by operating activities, discontinued operations	(326,420)	91,701
Cash provided by operating activities	466,938	498,857
Investing activities:
Purchase of property and equipment	(37,485)	(160,151)
Cash used in investing activities, continuing operations	(37,485)	(160,151)
Cash provided by investing activities, discontinued operations	830,000	-
Cash provided by investing activities	792,515	(160,151)
Financing activities:
Principal payments on capital lease obligations	(9,013)	-
Payments on long-term debt	(37,501)	(71,687)
Cash used in financing activities, continuing operations	(46,514)	(71,687)
Cash used in investing activities, discontinued operations	(300,000)	-
Cash used in financing activities	(346,514)	(71,687)
Net increase in cash	912,939	267,019
Cash at beginning of period	62,752	140,688
Cash at end of period	$975,691	$407,707

Supplemental disclosure of cash flow information:
Cash paid for interest	$54,377	$185,605
Cash paid (received) for income taxes (refunds), net	$33,890	$(20,120)

See accompanying notes to consolidated financial statements.

NYER MEDICAL GROUP, INC.

SELECTED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

1.	Accounting policies

Basis of presentation

The consolidated financial statements included herein have been prepared by Nyer Medical Group, Inc. (the “Company” or “Nyer”), without audit, in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”).  Certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented not to be misleading.  In the opinion of management, the amounts shown reflect all adjustments necessary to present fairly the financial position and results of operations for the periods presented.  All such adjustments are of a normal recurring nature.  The consolidated financial statements include the accounts of the Company and its subsidiaries, and all intercompany transactions have been eliminated.

The results shown for the interim period are not necessarily indicative of the results to be obtained for the full year.  These consolidated interim financial statements should be read in conjunction with the financial statements and notes thereto included in the Company’s Form 10-K for the year ended June 30, 2009.

Reclassifications

Prior year information is reclassified whenever necessary to conform to current year’s presentation.

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair value of financial instruments

The carrying values of accounts receivable, accounts payables, and debt approximate their fair values.  The carrying values and estimated fair values for long-term debt based on quoted market rates of financial instruments were approximately the same.

Recent Accounting Pronouncements

In June 2009, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles™, (codified within ASC Topic 105, Generally Accepted Accounting Principles), which establishes the FASB Accounting Standards Codification (“ASC”) as the single source of authoritative GAAP (the “Codification”).  The Codification supersedes all previous non-SEC accounting and reporting standards.  The Company adopted SFAS No. 168 for its first quarter ended September 30, 2009, and has conformed all references to accounting literature in the Quarterly Report to the appropriate reference within the Codification.  All new authoritative guidance is issued in the form of ASC Updates.  The Company has provided dual-referencing for those standards that it adopted prior to the issuance of the Codification.   The adoption of this standard did not have any impact on the Company’s financial position or results of operations.

Effective July 1, 2009, the Company adopted Emerging Issues Task Force Issue No. 07-5, Determining Whether an Instrument (or an Embedded Feature) Is Indexed to an Entity's Own Stock, as codified in ASC Topic 815 (“ASC 815”).  ASC 815 provides that an entity should use a two-step approach to evaluate whether an equity-linked financial instrument (or embedded feature) is indexed to its own stock, including evaluating the instrument's contingent exercise and settlement provisions.   The consensus must be applied to outstanding instruments as of the beginning of the fiscal year in which the consensus is adopted and should be treated as a cumulative-effect adjustment to the opening balance of retained earnings.   The adoption of ASC 815 did not have a material impact on the Company’s consolidated financial statements.

Effective July 1, 2009, the Company adopted FSP FAS No. 142-3, Determination of the Useful Life of Intangible Assets, which amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, Goodwill and Other Intangible Assets, as codified in ASC Topic 350, Intangibles – Goodwill and Other (“ASC 350”).  The adoption of ASC 350 did not have a material impact on the Company’s consolidated financial statements.

Effective July 1, 2009, the Company adopted FSP Accounting Principles Board 14-1, Accounting for Convertible Debt Instruments That May be Settled in Cash upon Conversion (Including Partial Settlement), as codified in ASC Topic 470 (“ASC 470”).  ASC 470 requires the issuer of certain convertible debt instruments that may be settled in cash (or other assets) on conversion to separately account for the liability (debt) and equity (conversion option) components of the instrument in a manner that reflects the issuer’s nonconvertible debt borrowing rate.  The adoption of ASC 470 did not have a material impact on the Company’s consolidated financial statements.

Effective July 1, 2009, the Company adopted FASB SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133, as codified in ASC 815.  ASC 815 requires enhanced disclosures regarding an entity’s derivative instruments and related hedging activities.  These enhanced disclosures include information regarding how and why an entity uses derivative instruments; how derivative instruments and related hedge items are accounted for under SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, and its related interpretations; and how derivative instruments and related hedge items affect an entity’s financial position, financial performance, and cash flows.  The adoption of ASC 815 did not have a material impact on the Company’s consolidated financial statements.

            Effective July 1, 2009, the Company adopted FASB SFAS No. 141(R), Business Combinations, as codified in ASC 805, Business Combinations.  ASC Topic 805 (“ASC 805”) broadens the guidance and, extends its applicability to all transactions and other events in which one entity obtains control over one or more other businesses.  It broadens the fair value measurement and recognition of assets acquired, liabilities assumed, and interests transferred as a result of business combinations.  ASC 805 expands on required disclosures to improve the statement users’ abilities to evaluate the nature and financial effects of business combinations. The adoption of ASC 805 did not have a material impact on the Company’s consolidated financial statements.

In August 2009, the FASB issued Accounting Standards Update (“ASU”) No. 2009-05, Fair Value Measurements and Disclosures. ASU 2009-05 amends Subtopic 820-10, Fair Value Measurements and Disclosures, to provide guidance on the fair value measurement of liabilities. ASU 2009-05 provides clarification for circumstances in which a quoted price in an active market for the identical liability is not available. ASU 2009-05 is effective for interim and annual periods beginning after August 26, 2009. The Company is currently assessing the impact that the adoption of ASU 2009-05 will have on the Company’s disclosures, consolidated operating results, financial position, and cash flows.

2.             Prepaid expenses and other current assets

             Prepaid expenses and other current assets consisted of the following:

	September 30	June 30
	2009	2009
Vendor rebates receivable	$387,266	$906,372
Prepaid other	84,913	72,854
Total prepaid expenses and other current assets	$472,179	$979,226

 3.           Goodwill and other intangible assets

Goodwill

 Goodwill represents the amount of consideration paid in connection with business acquisitions in excess of the fair value of assets acquired and liabilities assumed.  In accordance with ASC Topic 350, Intangibles-Goodwill and Other (formerly SFAS No. 142, Goodwill and Other Intangible Assets), the Company evaluates the balance of the carrying value of goodwill based on a single reporting unit annually during the fourth quarter and more frequently if certain indicators are present or changes in circumstances suggest that impairment may exist.

The first step of its goodwill impairment test, used to identify potential impairment, compares the fair value of our reporting unit with its carrying amount, including goodwill.  If the fair value of its reporting unit exceeds its carrying amount, the goodwill of the reporting unit is considered not impaired, and the second step of the impairment test, used to measure the amount of the impairment loss, is unnecessary.  If the carrying amount of its reporting unit exceeds its fair value, the second step of the goodwill impairment test is performed to measure the amount of impairment loss, if any.  The second step of the goodwill impairment test, used to measure the amount of impairment loss, compares the implied fair value of the reporting unit goodwill as of the date of the impairment review with the carrying amount of that goodwill.  The implied fair value of goodwill is determined on the same basis as the amount of goodwill recognized in connection with a business combination.  Specifically, the fair value of a reporting unit is allocated to all of the assets and liabilities (including any unrecognized intangible assets) as if the reporting unit had been acquired in a business combination as of the date of the impairment review and as if the fair value of the reporting unit was the price paid to acquire the reporting unit.  The excess of the fair value of a reporting unit over the amounts assigned to its assets and liabilities is the implied fair value of goodwill.  If the carrying amount of the reporting unit goodwill exceeds the implied fair value of that goodwill, an impairment loss is recognized in an amount equal to that excess.

On September 30, 2009, the carrying value of the Company’s net assets was $9,015,298; and the market capitalization of the Company’s outstanding shares, assuming conversion of outstanding preferred shares, was $3,776,579. The Company calculated the estimated fair value of the Company as of September 30, 2009, as that amount that would be received to sell the Company as a whole on that date. It arrived at the estimated fair value by using the December 2008 selling price of the Company’s Topsfield store and the information in the definitive agreement with Walgreen Eastern Co., Inc. (“Walgreens”) that the Company signed on October 22, 2009. The Company has concluded that the Company’s fair value exceeds its carrying value as of September 30, 2009, and that goodwill is not impaired.

The Company has concluded that the market value of the Company’s common stock as of September 30, 2009, is not an indication of the Company’s market value due to the fact that it is very thinly traded and that the implied fair value test is a more accurate indication of whether or not there has been an impairment of goodwill.  Inherent in such fair value determinations are certain judgment and estimates, including the interpretation of economic indicators and market valuations and assumptions about the Company’s strategic plans.  To the extent that its strategic plans change or that economic and market conditions worsen, it is possible that its conclusion regarding goodwill impairment could change and result in a material effect on financial position and results of operations of the Company.  The Company has determined that no goodwill impairment charges were required for the three months ended September 30, 2009, and September 30, 2008.

Other intangible assets

The following is a summary of other intangible assets:

September 30, 2009			June 30, 2009
Gross			Gross
Carrying	Accumulated	Carrying	Carrying	Accumulated	Carrying
Value	Amortization	Value	Value	Amortization	Value
$1,011,555	$(407,551)	$604,004	$1,011,555	$(385,596)	$625,959

Amortization expense was $21,955 and $22,889 for the three months ended September 30, 2009 and 2008, respectively.  Based on the balance of intangible assets as of September 30, 2009, the remaining amortization expense for the remainder of fiscal 2010 and each of the succeeding five years is estimated to be as follows:

Amortization
Year	Amount
2010 (remaining 9 months)	65,867
2011	87,822
2012	85,716
2013	81,156
2014	81,156
2015	81,156
Thereafter	121,131
Total	$604,004

4.           Indebtedness and related parties

              Indebtedness

	September 30	June 30
	2009	2009
Related parties:
Convertible notes	$1,500,000	$1,500,000
Note payable, shareholder	273,333	293,333
	1,773,333	1,793,333
Less current portion of debt due related parties	1,580,004	80,004
Long-term portion of debt due related parties	$193,329	$1,713,329

Other debt:
Note payable, former shareholder	$239,167	$256,668
Obligations under capital leases	156,253	165,266
	395,420	421,934
Less current portion of debt	106,058	106,058
Long-term portion of debt	$289,362	$315,876

The Company’s discontinued operations, ADCO Surgical Supply, Inc., (“ADCO”) had a line of credit (the “line”), which was secured by land and a building owned by ADCO (not sold with the rest of ADCO’s assets) and guaranteed by the Company.  Repayment of the line was in monthly payments of interest only, with the principal being due at maturity, unless renewed.   Prior to the maturity date, ADCO would have had to repay the amounts outstanding under the line upon the demand of the bank.   The interest rate was two percentage points over the Wall Street Journal Prime Rate.  The building that was used as collateral for the line was sold on September 21, 2009; and a portion of the proceeds from the sale was used to pay off the line.  The line was terminated as of September 21, 2009.

The former minority shareholders (the “Minority Shareholders”) of the Company’s now wholly owned subsidiary, D.A.W., Inc., (“DAW”) can convert all or any portion of their allocable payment of the convertible notes they own into shares of the Company’s common stock or they can redeem them for cash.  The Minority Shareholders have indicated that they intend to convert their shares into 815,217 shares of common stock upon shareholder approval and the closing of the WAG Transaction (as defined in Note 11) and the DAW Stock Transaction (as defined in Note 11).  See Note 11, Subsequent events, for further information on the WAG Transaction and the DAW Stock Transaction.

Other related party transactions

The Company leases a drug store facility owned by the mother of the Company’s president, chief executive officer, and director and another director.  The Company paid $2,190 and $2,106 for the three months ended September 30, 2009 and 2008, respectively.  The lease expires July 31, 2011.

5.           Accrued expenses and other current liabilities

Accrued expenses and other current liabilities consisted of the following:

	September 30	June 30
	2009	2009
Accrued salaries and wages	$794,984	$732,989
Accrued income taxes	323,517	198,139
Accrued other	65,472	197,248
Total accrued expenses and other current liabilities	$1,183,973	$1,128,376

6.          Discontinued operations

On September 21, 2009, ADCO sold its building in Bangor, Maine, to Dovesco, LLC, for $830,000 and recognized a gain of $657,036 on the sale.

In December 2008, the Company sold the inventory and prescription lists of its Topsfield pharmacy to CVS Pharmacy L.L.C. (“CVS”).  In conjunction with this sale, the Company also entered into a non-compete agreement with CVS, whereby it has agreed not to compete for three years within a 10-mile radius of the CVS store located in Danvers, Massachusetts, excluding two currently operating Eaton Apothecary pharmacies.

In September 2008, the Company sold certain assets and liabilities of ADCO, a medical and surgical equipment and supplies company, and recognized a loss on disposal at September 30, 2008 of $61,078 on the sale.   In connection with this sale, the Company received a $50,000 note receivable that was payable January 31, 2009.  The Company and the buyer are currently in dispute over certain assets and liabilities that were included in the ADCO sale, and the note receivable has not been paid.  The Company is unable to determine the final outcome of this dispute, but it may result in an additional charge to the disposal of discontinued operations.

The Company’s consolidated financial statements have been reclassified to reflect these businesses as discontinued operations in accordance with ASC 360-10-45-2, Impairment or Disposal of Long-lived Assets, (formerly SFAS No.144, Accounting for Disposal or Impairment of Long-lived Assets).  The following table shows the assets and liabilities for the discontinued operations:

	September 30	June 30
	2009	2009
Assets:
Cash	$-	$2,275
Property and equipment, net	-	112,001
Current portion of deferred tax assets	105,200	105,200
Total assets	$105,200	$219,476
Liabilities:
Line of credit	$-	$300,000
Accrued expenses and other liabilities	5,853	10,771
Total current liabilities	$5,853	$310,771

The following table shows a summary of revenues and pre-tax operating results from the discontinued operations:

	For the three months ended
	September 30
	2009	2008
Sales	$-	$1,080,892
Pre-tax (loss) income from discontinued operations	$657,036	$(74,810)

 7.           Shareholders’ equity

Class A preferred stock

Total authorized shares are 5,000, par value $.001; no shares are outstanding.  Each share has voting rights equal to 1,000 shares of common stock.

Class B preferred stock

Total authorized shares are 2,500,000, par value $.001; 2,500 shares have been designated as Series 1 Class B Preferred Stock of which none are outstanding.  Each share has voting rights equal to 2,000 shares of common stock.

Series 2 Class B preferred stock

In February 2008, 2,000 shares of Series 2 Class B Preferred Stock (“Series 2 Stock”), a newly-created series of convertible preferred stock of the Company, were issued to the Minority Shareholders.  Each share has voting rights equal to 2,000 shares of common stock for an aggregate of 4,000,000 votes.  The shares are initially convertible into 218,000 shares of the Company’s common stock, based upon an initial conversion price of $1.84, which is subject to adjustment (the “Conversion Price”).

At any time, the holders of the Series 2 Stock may convert their shares into common stock upon the Company’s (i) consolidation with or merger into any other person or (ii) transfer of all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company subject to certain conditions described below, which may be waived by the holders of at least a majority of the Series 2 Stock then outstanding.

On February 4, 2011, or such later date as the following conditions are met in their entirety, all of the shares of Series 2 Stock will be converted into common stock:  (i) no event of default has occurred and is continuing beyond any applicable cure periods under the promissory notes issued by the Company to any of the former Minority Shareholders and (ii) the resale of common stock issuable upon conversion of the Series 2 Stock is covered by an effective registration statement.

Subject to certain exceptions, if the Company issues or sells any shares of common stock by means of options, convertible securities, or otherwise for a price per share (the “New Issuance Price”) less than the Conversion Price then in effect, then immediately after such dilutive issuance, the Conversion Price then in effect will be reduced to the New Issuance Price.  The adjustment to the Conversion Price made in regard to an option or convertible security will be made at the time such option or convertible security is issued (and not when such option or convertible security is exercised or converted).  The Conversion Price is also subject to additional anti-dilution adjustments in the event of stock splits, dividends, recapitalization, and other events.  In the event of certain mergers, asset sales or reorganization, the holders of the Series 2 Stock will be entitled to receive the securities and property they would have received for the shares of common stock that should have been issued to such holders had they fully converted their shares of Series 2 Stock prior to such event.

8.	Warrants and share-based compensation

            Stock option plans

The Company has two stock option plans under which employees, consultants, and directors have been granted options to purchase shares of the Company’s common stock.  The 1993 Stock Option Plan (the “1993 Plan”) was amended in fiscal year 2003 to, among other things, (a) cease grants under such plan upon the effectiveness of the 2002 Stock Option Plan of the Company (the “2002 Plan”) and (b) increase the maximum aggregate number of shares available for award under such plan to 1,000,000.  The maximum aggregate number of shares of common stock available for award under the 2002 Plan is 3,000,000, and is subject to adjustment as set forth therein. Under the 2002 Plan, automatic options vest semi-annually to all directors and certain officers and expire 10 years from the date of grant.  Except with respect to certain incentive stock options (“ISOs”), options under the 1993 Plan expire 10 years from the date of grant.  Under the 1993 Plan, except for ISOs and non-qualified options, which are not non-discretionary options (as such term is used in the 1993 Plan), the exercise price for options is the fair market value of the common stock of the Company at the date of grant, as such fair market value is determined under the 1993 Plan.  Under the 2002 Plan, except for certain ISOs and certain non-qualified options, the exercise price is not to be less than the Market Price (as defined in the 2002 Plan) of the common stock of the Company on the date of the grant.

            Stock options and warrants

The Company’s share-based compensation consists of stock option awards, which are accounted for as compensation expense at the fair value on the grant date, using the Black-Scholes valuation model.  The Company recorded share-based compensation expense of $4,062 and $22,034 for the three months ended September 30, 2009 and 2008, respectively.  The Company did not grant any stock options for the three months ended September 30, 2009 or 2008.

In April 2005, the Company granted to investors warrants to purchase 53,320 common shares over a five-year period at an exercise price of $2.60 per share.  None of these have been exercised as of September 30, 2009.   In addition, the Company had 150,000 stock options that were granted in 1999 to a third party in connection with consulting services that were not exercised and expired in January 2009.

9.	Earnings per share

Below is reconciliation of weighted average common shares outstanding for purposes of calculating basic and diluted earnings (loss) per share:

	For the three months ended
	September 30
	2009	2008
Numerator for basic and diluted earnings per common share calculation:
(Loss) income from continuing operations	$(172,688)	$41,168
Income from discontinued operations, net of income tax (benefit)	394,222	(51,606)
Net income (loss)	$221,534	$(10,438)

Denominator for basic and diluted earnings per common share calculation:
Weighted average common shares outstanding	3,978,199	3,978,199

Basic and diluted earnings (loss) per share:
(Loss) income from continuing operations	$(0.04)	$0.01
Income from discontinued operations	0.10	(0.02)
Net income (loss)	$0.06	$(0.01)

Due to their anti-dilutive effect, the following potential common shares have been excluded from the computation of diluted earnings (loss) per share:

	For the three months ended
	September 30
	2009	2008
Stock options	1,435,000	1,624,000
Warrants	53,320	53,320
Convertible notes	815,217	815,217
Convertible preferred stock	218,000	218,000
	2,521,537	2,710,537

10.	Contingencies Legal proceedings

 The Company and the buyer of ADCO are currently in dispute over certain assets and liabilities that were included in the ADCO sale.  The Company is unable to determine the final outcome of this dispute, but it may result in an additional charge to the disposal of discontinued operations.

 In the ordinary course of business, the Company may become involved in litigation incidental to its business; however, the Company is not aware of any pending legal proceeding that would have a material effect on its operating results.

11.         Subsequent events

Management has evaluated subsequent events through November 16, 2009, which is the date the financial statements were issued.

Asset purchase agreement

On October 22, 2009, DAW and Nyer entered into an Asset Purchase Agreement (the “WAG Agreement”) with Walgreens for the sale of a substantial portion of DAW’s operating assets, including prescription files and inventory of 12 pharmacies which included the assignment of eight leases (the “Acquired Assets”) for a purchase price, subject to certain adjustments, of $12,000,000 plus up to $5,750,000 of qualifying inventory and $1,100,000 of operating equipment (the “WAG Transaction”).  DAW, Nyer, and Walgreens made customary representations, warranties, and covenants in the WAG Agreement.  In addition, DAW and Nyer agreed that, for a period of three years, they would refrain (and cause their current controlled affiliates to refrain) from competing within a certain area of the pharmacies whose assets were included in the Acquired Assets, with certain exceptions set forth in the WAG Agreement.

The parties have agreed to indemnify each other against certain losses, including losses for breaches of representations, warranties, and covenants.  Each of  DAW’s and Nyer’s indemnification obligations begin at an aggregate of $50,000 and are limited to a total of $1,200,000 or, with respect to the inaccuracy of certain fundamental representations, $4,000,000.  Further, DAW’s and Nyer’s indemnification obligations terminate 90 days following the closing date, with certain exceptions, including an extension of the indemnification period for up to 12 months for claims related to certain representations and three years for claims related to noncompetition covenants.  Walgreens agrees to indemnify DAW and Nyer for its breach of the WAG Agreement for a period of 12 months, except in certain circumstances set forth in the WAG Agreement; and its indemnification obligations are for an unlimited amount.  DAW, Nyer, and Walgreens can terminate the WAG Agreement in certain specified instances, as provided in the WAG Agreement.  If the closing does not occur and Nyer or DAW enters into an alternative transaction under certain conditions specified in the WAG Agreement, DAW would owe to Walgreens a breakup fee in the amount of $300,000 and reimbursement of actual out-of-pocket expenses in an amount up to $200,000.

The completion of the WAG Transaction is subject to certain closing conditions set forth in the WAG Agreement, including the approval of the WAG Transaction at a special meeting of Nyer’s shareholders (the “Special Meeting”).  The Boards of Directors of Nyer and DAW (the “Boards”) unanimously approved the WAG Transaction.

Stock purchase agreement

On October 23, 2009, Nyer and DAW entered into a Transaction Agreement (the “DAW Stock Agreement”) with certain management investors named therein (the “Investors”) for the sale of the stock of DAW, under which Nyer will receive a benefit of $1,500,000 after giving effect to liabilities to be retained by DAW (the “DAW Stock Transaction”).  DAW and Nyer made customary representations, warranties, and covenants in the DAW Stock Agreement.  In addition, DAW and Nyer agreed, on the terms set forth in the DAW Stock Agreement, not to solicit or encourage any alternative sale transactions.  DAW, Nyer, and the Investors can terminate the DAW Stock Agreement in certain specified instances, as provided in the DAW Stock Agreement.  If the closing does not occur and Nyer and DAW enter into an alternative transaction under certain conditions specified in the DAW Stock Agreement, DAW and Nyer would owe to the Investors a breakup fee in the amount equal to the actual out-of-pocket expenses, including attorneys’ fees, incurred by the Investors in connection with the DAW Stock Transaction.

The completion of the DAW Stock Transaction is subject to certain closing conditions set forth in the DAW Stock Agreement, including the approval of the DAW Stock Transaction at the Special Meeting and the approval and closing of the WAG Transaction.  The DAW Stock Transaction was reviewed by a special committee of the Company’s Board of Directors comprised of independent directors (the “Special Committee”).  The DAW Stock Transaction was unanimously approved by the Special Committee and recommended to the Boards by the Special Committee.  The Boards also unanimously approved the DAW Stock Transaction (with Messrs. Mark Dumouchel and David Dumouchel abstaining) recommended to the Boards by the Special Committee.

Liquidation and dissolution of Nyer

In conjunction with the WAG Transaction and DAW Stock Transaction, the Board of Directors of Nyer approved the liquidation and dissolution of the Company pursuant to a Plan of Dissolution (the “Plan of Dissolution”).  Implementation of the Plan of Dissolution is subject to obtaining shareholder approval of the WAG Transaction, the DAW Stock Transaction, and the Plan of Dissolution (the “Transactions”) at the Special Meeting.  Upon shareholder approval of the Transactions and the closing of the WAG Transaction and the DAW Stock Transaction, the Company intends to proceed with the orderly wind down and dissolution of Nyer pursuant to the Plan of Dissolution.  The Board of Directors of Nyer has also authorized the Company’s officers to cause the common stock of the Company to be delisted from the NASDAQ Stock Market following the closing of the WAG Transaction.

Item 2.  Management’s Discussion and Analysis of Financial Condition and Results of Operations

This Quarterly Report on Form 10-Q contains statements which constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws.  Forward looking information includes statements concerning pharmacy sales trends, the sale of discontinued operations and demographic trends; as well as those that include or are preceded by the words “expects,” “estimates,” “believes,” “plans,” “anticipates,” or similar language.  Forward looking statements may involve risks and uncertainties, known or unknown to us that could cause results to differ materially from management’s expectations as projected in such forward-looking statements, including the risk that we may fail to consummate one of more of the Transactions.  You should not place undue reliance upon on these forward-looking statements or rely upon them as predictions of future events because we cannot assure you that the events or circumstances reflected in these statements will be achieved or will occur.  The closing of the Transactions is subject to certain closing conditions set forth in the documents including the approval of Nyer’s shareholders; these conditions may be delayed or may not occur, causing the closing to occur at a later date than expected or not at all.  Except as required by law, Nyer undertakes no obligation to release publicly the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.  These risks and uncertainties are discussed in Item 1A in our most recent Annual Report on Form 10-K as filed with the SEC as well as our other filings with the SEC.  Unless otherwise required by applicable securities laws, we assume no obligation to update our forward-looking statements to reflect subsequent events or circumstances.

The following discussion provides information with respect to our results of operations, liquidity, and capital resources on a comparative basis for the three months ended September 30, 2009 and 2008.  The following discussion should be read in conjunction with our consolidated financial statements and selected notes thereto for the three months ended September 30, 2009 and 2008, included herein, and our audited consolidated financial statements and notes thereto contained in our Annual Report on Form 10-K for the year ended June 30, 2009, as filed with the SEC.

Overview

We operate a chain of pharmacies and provide pharmacy management services to various not-for-profit entities.  While the long-term outlook for prescription utilization is strong due in part to the aging population and the continued development of innovative drugs that improve the quality of life and control health care costs, the pharmacy industry is highly competitive.  The majority of our business is conducted pursuant to contracts with pharmacy benefit management companies and the Commonwealth of Massachusetts Medicaid Department.  Each applies consistent downward pressure on our margins.   The current recessionary economic environment has not significantly adversely affected the number of prescriptions dispensed at our pharmacies, as our business is generally recession resistant.

Recent Developments

Asset purchase agreement

On October 22, 2009, DAW and Nyer entered into the WAG Agreement with Walgreens for the sale of the Acquired Assets for a purchase price, subject to certain adjustments, of $12,000,000 plus up to $5,750,000 of qualifying inventory and $1,100,000 of operating equipment.  DAW, Nyer, and Walgreens made customary representations, warranties, and covenants in the WAG Agreement.  In addition, DAW and Nyer agreed that, for a period of three years, they would refrain (and cause their current controlled affiliates to refrain) from competing within a certain area of the pharmacies whose assets were included in the Acquired Assets, with certain exceptions set forth in the WAG Agreement.

The parties have agreed to indemnify each other against certain losses, including losses for breaches of representations, warranties, and covenants.  Each of  DAW’s and Nyer’s indemnification obligations begin at an aggregate of $50,000 and are limited to a total of $1,200,000 or, with respect to the inaccuracy of certain fundamental representations, $4,000,000.  Further, DAW’s and Nyer’s indemnification obligations terminate 90 days following the closing date, with certain exceptions, including an extension of the indemnification period for up to 12 months for claims related to certain representations and three years for claims related to noncompetition covenants.  Walgreens agrees to indemnify DAW and Nyer for its breach of the WAG Agreement for a period of 12 months, except in certain circumstances set forth in the WAG Agreement; and its indemnification obligations are for an unlimited amount.  DAW, Nyer, and Walgreens can terminate the WAG Agreement in certain specified instances, as provided in the WAG Agreement.  If the closing does not occur and Nyer or DAW enters into an alternative transaction under certain conditions specified in the WAG Agreement, DAW would owe to Walgreens a breakup fee in the amount of $300,000 and reimbursement of actual out-of-pocket expenses in an amount up to $200,000.

The completion of the WAG Transaction is subject to certain closing conditions set forth in the WAG Agreement, including the approval of the WAG Transaction at the Special Meeting.  The Boards unanimously approved the WAG Transaction.

Stock purchase agreement

On October 23, 2009, Nyer and DAW entered into the DAW Stock Agreement with the Investors for the sale of the stock of DAW, under which Nyer will receive a benefit of $1,500,000 after giving effect to liabilities to be retained by DAW.  DAW and Nyer made customary representations, warranties, and covenants in the DAW Stock Agreement.  In addition, DAW and Nyer agreed, on the terms set forth in the DAW Stock Agreement, not to solicit or encourage any alternative sale transactions.  DAW, Nyer, and the Investors can terminate the DAW Stock Agreement in certain specified instances, as provided in the DAW Stock Agreement.  If the closing does not occur and Nyer and DAW enter into an alternative transaction under certain conditions specified in the DAW Stock Agreement, DAW and Nyer would owe to the Investors a breakup fee in the amount equal to the actual out-of-pocket expenses, including attorneys’ fees, incurred by the Investors in connection with the DAW Stock Transaction.

The completion of the DAW Stock Transaction is subject to certain closing conditions set forth in the DAW Stock Agreement, including the approval of the DAW Stock Transaction at the Special Meeting and the approval and closing of the WAG Transaction.  The DAW Stock Transaction was reviewed by the Special Committee.  The DAW Stock Transaction was unanimously approved by the Special Committee and recommended to the Boards by the Special Committee.  The Boards also unanimously approved the DAW Stock Transaction (with Messrs. Mark and David Dumouchel abstaining) recommended to the Boards by the Special Committee.

Liquidation and dissolution of Nyer

In conjunction with the WAG Transaction and DAW Stock Transaction, the Board of Directors of Nyer approved the liquidation and dissolution of the Company pursuant to the Plan of Dissolution.  Implementation of the Plan of Dissolution is subject to obtaining shareholder approval of the WAG Transaction, the DAW Stock Transaction, and the Plan of Dissolution (the “Transactions”) at the Special Meeting.  Upon shareholder approval of the Transactions and the closing of the WAG Transaction and the DAW Stock Transaction, we intend to proceed with the orderly wind down and dissolution of Nyer pursuant to the Plan of Dissolution.  The Board of Directors of Nyer has also authorized the our  officers to cause the common stock of the Company to be delisted from the NASDAQ Stock Market following the closing of the WAG Transaction.

Results of Operations

Net revenues.   We recognize revenue both from the sale of prescription medications and other products as well as through dispensing fee revenue derived through dispensing of prescriptions with inventory owned by Federally Qualified Health centers (“FQHCs”) pursuant to pharmacy management services contracts entered into between us and various FQHCs.  The following table sets forth for the periods indicated pharmacy and dispensing fees revenues from continuing operations and changes between the specified periods expressed as a percentage increase or decrease:

	For the three months ended
	September 30		Change
	2009	2008	$	%
Sales	$17,381,357	$16,719,082	$662,275	4.0%
Dispensing fees	1,733,917	905,426	828,491	91.5%
Total net revenues	$19,115,274	$17,624,508	$1,490,766	8.5%

Total net revenues increased $1,490,766 to $19,115,274 or 8.5% for the three months ended September 30, 2009, as compared to $17,624,508 for the three months ended September 30, 2008.   Net revenues increased 4.9% at stores open more than one year.

The pharmacy sales (revenues other than dispensing fees) increased $662,275 to $17,381,357 or 4.0% for the three months ended September 30, 2009, as compared to $16,719,082 for three months ended September 30, 2008, due to the increase in prescriptions dispensed.

The total number of prescriptions dispensed increased 27.9% for the three months ended September 30, 2009, compared to the comparable period in the prior year.  The number of prescriptions dispensed did not correlate to a commensurate growth in revenue due to an increased number of generic medications as a percentage of total number of prescriptions dispensed.  Generic medications typically have a lower selling price than brand name medications.  We attribute the increase in prescription dispensing to greater drug utilization on the part of an aging population, an overall increase in market share within certain communities, and an increased utilization of pharmacy services by patients of FQHCs with whom the pharmacies have contracts to provide services.  The pharmacies manage five pharmacies owned by FQHCs and additionally have contracts to provide pharmacy services to patients of five other FQHCs.  The pharmacies maintain a segregated inventory owned by the FQHCs for the purpose of dispensing prescriptions to health center patients.

Dispensing fee revenue increased $828,491 to $1,733,917 or 91.5% for the three months ended September 30, 2009, as compared to $905,426 for the three months ended September 30, 2008.  This increase is primarily attributable to the three new locations added in the prior year.    Net revenues increased 22.1% at dispensing locations open more than one year.   The remainder of the increase is primarily due to the expanded number and increased demand for covered medications effectuated during the quarter by the Massachusetts Health Safety Net Office, an increased number of prescription benefit management contracts entered into by the FQHCs contracted with us, and marketing initiatives targeting the patients of the FQHCs.

 Cost of sales.   The following table sets forth for the periods indicated cost of sales from continuing operations and changes between the specified periods expressed as a percentage increase or decrease:

	For the three months ended
	September 30		Change
	2009	2008	$	%
Cost of sales	$13,684,255	$12,974,040	$710,215	5.5%

Profit margin rate	21.3%	22.4%	(1.1)%

Cost of sales increased $710,215 to $13,684,255 or 5.5% for the three months ended September 30, 2009, as compared to $12,974,040 for the three months ended September 30, 2008, due to increased sales.  Cost of goods sold includes the following:  the cost of inventory sold during the period, net of related vendor rebates, allowances and purchase discounts, costs incurred to return merchandise to vendors, inventory shrinkage costs, and inbound freight charges.

Gross profit margins.  Pharmacy gross profit margins decreased by 1.1% to 21.3% for the three months ended September 30, 2009, as compared to 22.4% for the three months ended September 30, 2008, primarily due to declining insurance reimbursement rates.  Dispensing fee revenue is excluded from the calculation as there is no correlating inventory cost associated with the services provided.

Selling, general, and administrative expenses (“SG&A”).  The following table sets forth for the periods indicated SG&A from continuing operations and changes between the specified periods expressed as a percentage increase or decrease:

	For the three months ended
	September 30		Change
	2009	2008	$	%
SG&A expenses	$5,534,771	$4,373,005	$1,161,766	26.6%

SG&A increased $1,161,766 to $5, 534,771 or 26.6% for the three months ended September 30, 2009, as compared to $4,373,005 for the three months ended September 30, 2008.  The increase was primarily due to increases in payroll costs of approximately $822,000 and increases in professional fees of approximately $324,000.  The increase in payroll costs was primarily due to approximately $440,000 of salaries related to the newly opened locations plus approximately $382,000 at stores open more than one year and is predominately the result of market pressures on salary and benefit packages for pharmacists.   The increase in the professional fees is due to the costs incurred with the WAG Agreement and DAW Stock Agreement.

Other income (expense), net.   The following table sets forth for the periods indicated the breakdown of other income (expense):

	For the three months ended
	September 30		Change
	2009	2008	$	%
Interest expense	$(45,814)	$(47,395)	$1,581	(3.3)%
Interest income	3,439	3,123	316	10.1%
Other income (expense), net	2,066	2,119	(53)	(2.5)%
Total other income (expense), net	$(40,309)	$(42,153)	$1,844	(4.4)%

Total other expense, net, decreased $1,844 to $40,309 or 4.4% for the three months ended September 30, 2009, as compared to $42,153 for the three months ended September 30, 2008.

Income taxes.  We recorded an income tax benefit of $114,814 from continuing operations for the three months ended September 30, 2009, primarily due to the losses from operations and recorded income tax expense of $262,814 due to the gain on the sale of the ADCO building.  We recorded income tax expense of $49,504 from continuing operations for the three months ended September 30, 2008, primarily due to the income from operations and recorded income tax benefit of $31,465 from discontinued operations.

Discontinued operations

 On September 21, 2009, ADCO sold its building in Bangor, Maine, to Dovesco, LLC, for $830,000 and recognized a gain of $657,036 (previously preliminarily reported as $519,199).

In September 2008, we sold certain assets and liabilities of ADCO, a medical and surgical equipment and supplies company and recognized a loss on disposal of $61,078 on the sale.   In connection with this sale, we received a $50,000 note receivable that was payable January 31, 2009.  We and the buyer are currently in dispute over certain assets and liabilities that were included in the ADCO sale, and the note receivable has not been paid.  We are unable to determine the final outcome of this dispute, but it may result in an additional charge to the disposal of discontinued operations.

Liquidity and Capital Resources

As of September 30, 2009, we had $975,691 of cash as compared to $62,752 at June 30, 2009, primarily due to the net proceeds from the sale of the ADCO building after the repayment of ADCO’s line of credit.  Our primary source of liquidity is cash provided by operations, and our principal uses of cash are operating expenses, acquisitions, capital expenditures, and repayments of debt.

Net cash provided by operating activities from continuing operations.  Net cash provided by operating activities from continuing operations was $793,358 for the three months ended September 30, 2009, and consisted of our net loss of $172,688, adjusted for non-cash items of $147,503 (including depreciation of $121,486, amortization of $21,955, and stock-based compensation expenses of $4,062), and net cash provided by changes in working capital of $818,543.  The net cash provided by changes in working capital was principally the result of decreases in inventories and prepaid expenses and increases in accounts payable and other accrued expenses and other current liabilities, partially offset by an increase in accounts receivable.    The increase in accounts receivable was due to the increase in sales.

Net cash used in investing activities from continuing operations.   Net cash used in investing activities from continuing operations was $37,485 for the three months ended September 30, 2009, and consisted of the purchase of equipment primarily due to the new pharmacy locations.

Net cash used in financing activities from continuing operations.   Net cash used in financing activities from continuing operations was $46,514 for three months ended September 30, 2009, and consisted of long-term debt repayments of $37,501 and principal payments on the capital lease obligation of $9,013.

 Asset security interest.  DAW has an agreement with its major supplier to purchase pharmaceuticals.  This agreement terminates January 31, 2012.  Payment for merchandise delivered is secured by a first primary interest in all assets of DAW.

Item 4(T).   Controls and Procedures

Evaluation of Disclosure Controls and Procedures.

 We maintain a system of disclosure controls and procedures that are designed for the purposes of ensuring that information required to be disclosed in our SEC reports is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, and that such information is accumulated and communicated to our management, including our Chief Executive Officer and Chief Financial Officer, as appropriate to allow timely decisions regarding required disclosures.   As of the end of the period covered by this report, we carried out an evaluation, under the supervision and with the participation of our Chief Executive Officer and Chief Financial Officer, of the effectiveness of our disclosure controls and procedures as defined in Rule 13a-15(e) of the Securities Exchange Act of 1934, as amended.  Based on that evaluation, our Chief Executive Officer and Chief Financial Officer concluded that our disclosure controls and procedures are effective.

Changes in Internal Control over Financial Reporting.

There has been no change in our internal control over financial reporting during the quarter ended September 30, 2009, that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

PART II - Other Information

Item 2.  Unregistered Sales of Equity Securities and Use of Proceeds

On May 12, 2003, we announced that our Board of Directors had authorized the repurchase of up to 150,000 shares of our outstanding common stock from time-to-time in open market transactions at prevailing market prices. There was no expiration date established for this repurchase plan.  As of the date of this report, the plan has not been terminated, of which there remains 148,000 shares authorized for repurchase.  There was no common stock repurchased or sales of unregistered securities for the first quarter ended September 30, 2009.

Item 6.  Exhibits

Exhibit 2.1
Asset Purchase Agreement, dated as of October 22, 2009, among Walgreen Eastern Co., Inc., D.A.W., Inc. and Nyer Medical Group, Inc. (Incorporated by reference to the Company’s Current Report on Form 8-K filed October 23, 2009.)

Exhibit 2.2
Transaction Agreement, dated as of October 23, 2009, among, D.A.W., Inc., Nyer Medical Group, Inc. and certain management investors listed therein.  (Incorporated by reference to the Company’s Current Report on Form 8-K filed October 23, 2009.)

Exhibit 2.3	Plan of Dissolution of Nyer Medical Group, Inc. (Incorporated by reference to Annex C of the Company’s Preliminary Proxy Statement for a Special Meeting of Shareholders filed November 9, 2009.)
Exhibit 31.1	Certification Pursuant to Rules 13a-14(a) and 15d-14(a) of the Securities Exchange Act of 1934 (filed herewith).
Exhibit 31.2	Certification Pursuant to Rules 13a-14(a) and 15d-14(a) of the Securities Exchange Act of 1934 (filed herewith).
Exhibit 32.1	Certification Pursuant to 18 U.S.C. Section 1350 (furnished herewith).
Exhibit 32.2	Certification Pursuant to 18 U.S.C. Section 1350 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NYER MEDICAL GROUP, INC. Registrant
Date: November 16, 2009	By:	/s/ Mark Dumouchel

	Name:	Mark Dumouchel
	Title:	President and Chief Executive Officer (Principal Executive Officer)

Date: November 16, 2009	By:	/s/ Sandra M. Zimmerman

	Name:	Sandra M. Zimmerman
	Title:	Chief Financial Officer (Principal Financial Officer)

Important Notice Regarding Internet Availability of Proxy Materials for the Special Meeting:

The proxy statement is available at www.nyermedicalgroup.com/nyerweb/specialmeetingproxystatement.pdf

———————————————————————————————————————
PROXY – COMMON STOCK

NYER MEDICAL GROUP, INC.

SPECIAL MEETING OF SHAREHOLDERS

Wednesday, January 20, 2010

10:00 a.m.

13 Water Street

Holliston, Massachusetts 07149

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints MARK DUMOUCHEL and DAVID DUMOUCHEL, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes both of them, or either one if only one be present, to represent and to vote, as designated on the reverse hereof, all the common stock, $0.0001 par value per share, of Nyer Medical Group, Inc. held of record by the undersigned or with respect to which the undersigned is entitled to vote or act at the Special Meeting of Shareholders to be held on January 20, 2010 at 10:00 a.m., local time, or any adjournment or postponement thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Items 1, 2, 3 and 4. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holders on any other business as may properly come before the Special Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE
SEE REVERSE SIDE	SEE REVERSE SIDE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

NYER MEDICAL GROUP, INC		For	Against	Abstain

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2, 3 and 4 (WITH MARK AND DAVID DUMOUCHEL ABSTANING WITH RESPECT TO ITEM 2)

1.	The approval the Asset Purchase Agreement, dated as of October 22, 2009, among Walgreen Eastern Co., Inc., D.A.W., Inc. and Nyer Medical Group, Inc., and the transactions contemplated thereby.	☐	☐	☐

2.
The approval of the Transaction Agreement, dated as of October 23, 2009, among, D.A.W., Inc., certain members of management of D.A.W., Inc. and Nyer Medical Group, Inc., and the transactions contemplated thereby.
		☐	☐	☐

3.	The approval of the Plan of Dissolution for Nyer Medical Group, Inc., and the transactions contemplated thereby.	☐	☐	☐

4.
The approval of the proposal to permit the Board of Directors of Nyer Medical Group, Inc. or its chairman, in its or his discretion, to adjourn or postpone the Special Meeting if necessary for further solicitation of proxies if there are not sufficient votes at the originally scheduled time of the Special Meeting to approve the proposals
		☐	☐	☐

5.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Note: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer or if a partnership, please sign in full partnership name  an by an authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding Internet Availability of Proxy Materials for the Special Meeting:

The proxy statement is available at www.nyermedicalgroup.com/nyerweb/specialmeetingproxystatement.pdf

———————————————————————————————————————
PROXY – PREFERRED STOCK

NYER MEDICAL GROUP, INC.

SPECIAL MEETING OF SHAREHOLDERS

Wednesday, January 20, 2010

10:00 a.m.

13 Water Street

Holliston, Massachusetts 07149

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints MARK DUMOUCHEL and DAVID DUMOUCHEL, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes both of them, or either one if only one be present, to represent and to vote, as designated on the reverse hereof, all the preferred stock of Nyer Medical Group, Inc. held of record by the undersigned or with respect to which the undersigned is entitled to vote or act at the Special Meeting of Shareholders to be held on January 10, 2010 at 10:00 a.m., local time, or any adjournment or postponement thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Items 1, 2, 3 and 4. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holders on any other business as may properly come before the Special Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE
SEE REVERSE SIDE	SEE REVERSE SIDE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

NYER MEDICAL GROUP, INC		For	Against	Abstain

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2, 3 and 4 (WITH MARK AND DAVID DUMOUCHEL ABSTANING WITH RESPECT TO ITEM 2)

1.	The approval the Asset Purchase Agreement, dated as of October 22, 2009, among Walgreen Eastern Co., Inc., D.A.W., Inc. and Nyer Medical Group, Inc., and the transactions contemplated thereby.	☐	☐	☐

2.
The approval of the Transaction Agreement, dated as of October 23, 2009, among, D.A.W., Inc., certain members of management of D.A.W., Inc. and Nyer Medical Group, Inc., and the transactions contemplated thereby.
		☐	☐	☐

3.	The approval of the Plan of Dissolution for Nyer Medical Group, Inc., and the transactions contemplated thereby.	☐	☐	☐

4.
The approval of the proposal to permit the Board of Directors of Nyer Medical Group, Inc. or its chairman, in its or his discretion, to adjourn or postpone the Special Meeting if necessary for further solicitation of proxies if there are not sufficient votes at the originally scheduled time of the Special Meeting to approve the proposals
		☐	☐	☐

5.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Note: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer or if a partnership, please sign in full partnership name  an by an authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature [PLEASE SIGN WITHIN BOX] Date